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As filed with the Securities and Exchange Commission on January 30, 2013

Securities Act File No. 333-

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

SARATOGA INVESTMENT CORP.
(Exact Name of Registrant as Specified in Charter)

535 Madison Avenue
New York, New York 10022
(Address of Principal Executive Offices)

(212) 906-7800
(Registrant's Telephone Number, Including Area Code)

Christian L. Oberbeck
Chief Executive Officer and President
Saratoga Investment Corp.
535 Madison Avenue
New York, New York 10022
(Name and Address of Agent for Service)

COPIES TO:
Steven B. Boehm, Esq. Harry S. Pangas, Esq. Sutherland Asbill & Brennan LLP 700 Sixth Street, NW, Suite 700 Washington, DC 20001 Tel: (202) 383-0100 Fax: (202) 637-3593	Thomas R. Westle, Esq. Brad L. Shiffman, Esq. Blank Rome LLP The Chrysler Building 405 Lexington Avenue New York, NY 10174 Tel: (212) 885-5239 Fax: (917) 332-3817

Approximate date of proposed public offering:
As soon as practicable after the effective date of this Registration Statement.

        If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.    ☐

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Note	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee

Senior Notes	$25,000,000	100%	$25,000,000	$3,410

(1)
Estimated solely for the purposes of determining the registration fee pursuant to Rule 457(a) under the Securities Act of 1933 (the "Securities Act").

(2)
Includes senior notes that may be issued pursuant to the underwriters' option to purchase additional notes.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion dated                , 2013

PRELIMINARY PROSPECTUS

$
      % Senior Notes due

         We are a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by private U.S. middle-market companies, both through direct lending and through participation in loan syndicates. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We are an externally managed, closed end, non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.

         We are externally managed and advised by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm.

         We are offering $            in aggregate principal amount of      % senior notes due             , which we refer to as the "Notes." The Notes will mature on             . We will pay interest on the Notes on             ,            ,             and             of each year, beginning on             , 2013. We may redeem the Notes in whole or in part at any time, or from time to time on or after             , at the redemption price of par, plus accrued interest, as discussed under the caption "Description of the Notes—Optional Redemption" in this prospectus. The Notes will be issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

         The Notes will be our direct senior unsecured obligations and rank pari passu with all outstanding and future unsecured unsubordinated indebtedness issued by us.

         We intend to list the Notes on the New York Stock Exchange and we expect trading to commence thereon within 30 days of the original issue date under the trading symbol "            ." The Notes are expected to trade "flat." This means that purchasers will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not included in the trading price. Currently, there is no public market for the Notes and there can be no assurance that one will develop.

         This prospectus contains important information about us that a prospective investor should know before investing in our Notes. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 535 Madison Avenue, New York, New York 10017, by telephone at (212) 906-7800, or on our website at http://www.saratogainvestmentcorp.com. The information on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

         Investing in the Notes involves a high degree of risk and should be considered speculative. For more information regarding the risks you should consider, including the risk of leverage, please see "Risk Factors" beginning on page 18 of this prospectus.

         Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or determined if either this prospectus or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Note	Total

Public offering price	100%	$

Underwriting discount (sales load)%		$

Proceeds to us before expenses(1)%		$

(1)
We estimate that we will incur approximately $            in offering expenses in connection with this offering.

         The underwriters may also purchase up to an additional $            total aggregate principal amount of Notes offered hereby, within 30 days of the date of this prospectus. If the underwriters exercise this option in full, the total public offering price will be $            , the total underwriting discount (sales load) paid by us will be $            , and total proceeds, before expenses, will be $            .

         THE NOTES ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF A BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

         Delivery of the Notes in book-entry form only through The Depository Trust Company will be made on or about                        , 2013.

Ladenburg Thalmann & Co. Inc.

Sole Bookrunning Manager

The date of this prospectus is                        , 2013

        You should rely only on the information contained in this prospectus. We have not authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any securities by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of the date of this prospectus, and under no circumstances should the delivery of this prospectus or the sale of any securities imply that the information in this prospectus is accurate as of any later date or that the affairs of Saratoga Investment Corp., have not changed since the date hereof or thereof. We will update the information in this prospectus to reflect material changes only as required by law. Our business, financial condition, results of operations and prospectus may have changed since then.

 PROSPECTUS SUMMARY

        This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under "Risk Factors" and the other information included in this prospectus. Unless otherwise noted, the terms "we," "us," "our," the "Company" and "Saratoga" refer to Saratoga Investment Corp. and its wholly owned subsidiaries, Saratoga Investment Funding LLC and Saratoga Investment Corp. SBIC LP. In addition, the terms "Saratoga Investment Advisors" and "investment adviser" refer to Saratoga Investment Advisors, LLC, our external investment adviser.

Overview

        We are a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by private U.S. middle-market companies, both through direct lending and through participation in loan syndicates. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We are externally managed and advised by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm.

        As of November 30, 2012, we had net assets of $102.9 million and investments in 23 portfolio companies and an investment in the subordinated notes in one collateralized loan obligation fund ("Saratoga CLO") with a fair value of $24.6 million. The weighted average yield on all of our debt investments, including our investment in the subordinated notes in Saratoga CLO, as of November 30, 2012 was approximately 12.9%. As of November 30, 2012, we held equity investments consisting of common stock, limited partnership interests and warrants to purchase common stock or other equity interests in our portfolio companies with an aggregate fair value of $6.5 million.

        Our portfolio is comprised primarily of investments in leveraged loans (both first and second lien term loans) issued by middle market companies. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. We also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company.

        While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, including securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

        We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a business development company ("BDC") under the Investment Company Act of 1940 ("1940 Act"). As a BDC, we are required to comply with various regulatory requirements, including limitations on our use of debt. We finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

        We have elected to be treated for U.S. federal income tax purposes as a regulated investment company ("RIC"), under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

        In addition, we have a wholly-owned subsidiary that is licensed as a small business investment company ("SBIC") and regulated by the Small Business Administration ("SBA"). See "Regulation—Small Business Investment Company Regulations." The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief.

Saratoga Investment Advisors

        Our investment adviser is led by five principals, Christian L. Oberbeck, Michael J. Grisius, Richard A. Petrocelli, Thomas V. Inglesby, and Charles G. Phillips, who collectively have over 80 years of experience in leveraged finance. Our investment adviser is affiliated with Saratoga Partners, a middle market private equity investment firm. Saratoga Partners was established in 1984 to be the middle market private investment arm of Dillon Read & Co. Inc. and has been independent of Dillon Read since 1998. Saratoga Partners has a 27-year history of private investments in middle market companies and focuses on public and private equity, preferred stock, and senior and mezzanine debt investments.

        We utilize the personnel, infrastructure, relationships and experience of Saratoga Investment Advisors to enhance the growth of our business. We currently have no employees and each of our executive officers is also an officer of Saratoga Investment Advisors.

        We have entered into an investment advisory and management agreement with Saratoga Investment Advisors. Pursuant to the investment advisory and management agreement, Saratoga Investment Advisors implements our business strategy on a day-to-day basis and performs certain services for us under the direction of our board of directors. Saratoga Investment Advisors is responsible for, among other duties, performing all of our day-to-day investment-related functions, determining investment criteria, sourcing, analyzing and executing investments, asset sales, financings and performing asset management duties.

        Saratoga Investment Advisors has formed an investment committee to advise and consult with its senior management team with respect to our investment policies, investment portfolio holdings, financing and leveraging strategies and investment guidelines. We believe that the collective experience of the investment committee members across a variety of fixed income asset classes will benefit us. The investment committee must unanimously approve all investments in excess of $1 million made by us. In addition, all sales of our investments must be approved by three out of four investment committee members. The current members of the investment committee are Messrs. Oberbeck, Grisius, Petrocelli, Inglesby, and Phillips.

Investments

        Our portfolio is comprised primarily of investments in leveraged loans (both first and second lien term loans) issued by middle market companies. These investments are sourced in both the primary and secondary markets through a network of relationships with commercial and investment banks, commercial finance companies and financial sponsors. The leveraged loans that we purchase are generally used to finance buyouts, acquisitions, growth, recapitalizations and other types of transactions. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies or, if not rated, would be rated below investment grade if rated. As part of our long-term strategy, we also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company. For purposes of this prospectus, we generally use the term "middle market" to refer to companies with annual EBITDA of between $5 million and $50 million. EBITDA represents earnings before net interest expense, income taxes, depreciation and amortization. Investments in middle market companies are generally less liquid than equivalent investments in companies with larger capitalizations.

        While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

Prospective portfolio company characteristics

        Our investment adviser generally selects portfolio companies with one or more of the following characteristics:

  •
  a history of generating stable earnings and strong free cash flow;

  •
  well-constructed balance sheets, including an established tangible liquidation value;

  •
  reasonable debt-to-cash flow multiples;

  •
  industry leadership with competitive advantages and sustainable market shares in attractive sectors; and

  •
  capital structures that provide appropriate terms and reasonable covenants.

Investment selection

        In managing us, Saratoga Investment Advisors employs the same investment philosophy and portfolio management methodologies used by Saratoga Partners. Through this investment selection process, based on quantitative and qualitative analysis, Saratoga Investment Advisors seeks to identify portfolio companies with superior fundamental risk-reward profiles and strong, defensible business franchises with the goal of minimizing principal losses while maximizing risk-adjusted returns. Saratoga Investment Advisors' investment process emphasizes the following:

  •
  bottoms-up, company-specific research and analysis;

  •
  capital preservation, low volatility and minimization of downside risk; and

  •
  investing with experienced management teams that hold meaningful equity ownership in their businesses.

        Our investment adviser's investment process generally includes the following steps:

  •
  Initial screening.    A brief analysis identifies the investment opportunity and reviews the merits of the transaction. The initial screening memorandum provides a brief description of the company, its industry, competitive position, capital structure, financials, equity sponsor and deal economics. If the deal is determined to be attractive by the senior members of the deal team, the opportunity is fully analyzed.

  •
  Comprehensive analysis.    A comprehensive analysis includes:

  •
  Business and Industry analysis—a review of the company's business position, competitive dynamics within its industry, cost and growth drivers and technological and geographic factors. Business and industry research often includes meetings with industry experts, consultants, other investors, customers and competitors.

    •
    Company analysis—a review of the company's historical financial performance, future projections, cash flow characteristics, balance sheet strength, liquidation value, legal, financial and accounting risks, contingent liabilities, market share analysis and growth prospects.

    •
    Structural/security analysis—a thorough legal document analysis including but not limited to an assessment of financial and negative covenants, events of default, enforceability of liens and voting rights.

  •
  Approval of the investment committee.    The investment is then presented to the investment committee for approval. The investment committee must unanimously approve all investments in excess of $1 million made by us. In addition, all sales of our investments must be approved by four out of five investment committee members.

Investment structure

        In general, our investment adviser intends to select investments with financial covenants and terms that reduce leverage over time, thereby enhancing credit quality. These methods include:

  •
  maintenance leverage covenants requiring a decreasing ratio of debt to cash flow;

  •
  maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and

  •
  debt incurrence prohibitions, limiting a company's ability to re-lever.

        In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without our consent.

        Our investment adviser seeks, where appropriate, to limit the downside potential of our investments by:

  •
  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

  •
  requiring companies to use a portion of their excess cash flow to repay debt;

  •
  selecting investments with covenants that incorporate call protection as part of the investment structure; and

  •
  selecting investments with affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Valuation process

        We carry our investments at fair value, as approved in good faith using written policies and procedures adopted by our board of directors. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved in good faith by our board of directors based on input from Saratoga Investment Advisors, our audit committee and, on a selected basis, a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        Our investment in the subordinated notes of Saratoga CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar collateralized loan obligation fund subordinated notes or equity, when available. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for Saratoga CLO's valuation. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated cash flows. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows from our investment in Saratoga CLO) to perform a discounted cash flows analysis on expected future cash flows from our investment in Saratoga CLO to determine a valuation for the subordinated notes of Saratoga CLO held by us.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

  •
  each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

  •
  an independent valuation firm engaged by our board of directors independently values at least one quarter of our investments each quarter so that the valuation of each investment for which market quotes are not readily available is independently valued by an independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process:

  •
  the audit committee of our board of directors reviews each preliminary valuation and our investment adviser and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

  •
  our board of directors discusses the valuations and approves the fair value of each investment in good faith based on the input of our investment adviser, independent valuation firm (if applicable) and audit committee.

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Ongoing relationships with and monitoring of portfolio companies

        Saratoga Investment Advisors closely monitors each investment we make and, when appropriate, conducts a regular dialogue with both the management team and other debtholders and seeks specifically tailored financial reporting. In addition, in certain circumstances, senior investment professionals of Saratoga Investment Advisors may take board seats or board observation seats.

Risk Factors

        Investing in us involves significant risks. The following is a summary of certain risks that you should carefully consider before investing in us. For a further discussion of these risk factors, please see "Risk Factors" beginning on page 18.

Risks Related to Our Business and Structure

  •
  The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

  •
  Saratoga Investment Advisors has a limited history of managing a BDC or a RIC.

  •
  We may be obligated to pay Saratoga Investment Advisors incentive fees even if we incur a net loss or there is a decline in the value of our portfolio.

  •
  Under the terms of the investment advisory and management agreement, we may have to pay incentive fees to Saratoga Investment Advisors in connection with the sale of an investment that is sold at a price higher than the fair value of such investment on May 31, 2010, even if we incur a loss on the sale of such investment.

  •
  The way in which the base management and incentive fees under the investment advisory and management agreement is determined may encourage Saratoga Investment Advisors to take actions that may not be in the best interests of the holders of the Notes.

  •
  The base management fee we pay to Saratoga Investment Advisors may cause it to increase our leverage contrary to our interest.

  •
  We employ leverage, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in the Notes.

  •
  Saratoga Investment Advisors' liability is limited under the investment advisory and management agreement and we will indemnify Saratoga Investments Advisors against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

  •
  Substantially all of our assets are subject to security interests under the Credit Facility, or claims of the SBA with respect to SBA-guaranteed debentures we may issue and if we default on our obligations thereunder, we may suffer adverse consequences, including Madison Capital Funding and/or the SBA foreclosing on our assets.

  •
  We are exposed to risks associated with changes in interest rates, including potential effects on our cost of capital and net investment income.

  •
  There are significant potential conflicts of interest which could adversely impact our investment returns.

  •
  Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

  •
  Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

  •
  The agreement governing the Credit Facility contains various covenants that, among other things, limits our discretion in operating our business and provides for certain minimum financial covenants.

  •
  A failure on our part to maintain our qualification as a BDC would significantly reduce our operating flexibility.

  •
  We will be subject to corporate-level income tax if we fail to qualify as a RIC.

  •
  Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

  •
  We may have difficulty paying our required distributions if we recognize income before or without receiving cash in respect of such income.

  •
  Our ability to enter into transactions with our affiliates is restricted.

  •
  We operate in a highly competitive market for investment opportunities.

  •
  Economic recessions or downturns could impair our portfolio companies and harm our operating results.

  •
  We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

  •
  Our financial condition and results of operation depend on our ability to manage future investments effectively.

  •
  Substantially all of our portfolio investments are recorded at fair value as approved in good faith by our board of directors; such valuations are inherently uncertain and may be materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

  •
  If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness.

  •
  If we invest in the securities and other obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than expected investment values or income potentials and resale restrictions.

  •
  Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

  •
  The lack of liquidity in our investments may adversely affect our business.

  •
  The debt securities in which we invest are subject to credit risk and prepayment risk.

  •
  Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility.

  •
  When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

  •
  Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

  •
  There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

  •
  Investments in equity securities involve a substantial degree of risk.

  •
  Our investments in foreign debt, including that of emerging market issuers, may involve significant risks in addition to the risks inherent in U.S. investments.

  •
  We may expose ourselves to risks if we engage in hedging transactions.

  •
  Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

  •
  Our investments may be risky, and you could lose all or part of your investment.

  •
  We have no prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our lack of experience or otherwise, could have an adverse effect on our operations.

Risks Related to Our Notes

  •
  The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

  •
  The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

  •
  The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

  •
  There is no existing trading market for the Notes and, even if the NYSE approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes or the market price of the Notes.

  •
  We may choose to redeem the Notes when prevailing interest rates are relatively low.

  •
  If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

  •
  We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.

Corporate History and Information

        We commenced operations on March 23, 2007 as GSC Investment Corp. and completed an initial public offering ("IPO") of shares of our common stock on March 28, 2007. From the date we commenced operations until July 30, 2010, we were managed and advised by GSCP (NJ), L.P., an entity affiliated with GSC Group, Inc. In connection with the consummation of a recapitalization transaction on July 30, 2010, we engaged Saratoga Investment Advisors to replace GSCP (NJ), L.P. as our investment adviser and changed our name to Saratoga Investment Corp.

        The recapitalization transaction consisted of (i) the private sale of 986,842 shares of our common stock for $15 million in aggregate purchase price to Saratoga Investment Advisors and certain of its affiliates and (ii) the entry into a senior secured revolving credit facility with Madison Capital Funding LLC ("Madison Capital Funding"). We used the net proceeds from the private sale of shares of our common stock and a portion of the funds available to us under the secured revolving credit facility with Madison Capital Funding to pay the full amount of principal and accrued interest, including default interest, outstanding under our revolving securitized credit facility with Deutsche Bank

AG, New York Branch. Specifically, in July 2009, we had exceeded permissible borrowing limits under the revolving securitized credit facility with Deutsche Bank, which resulted in an event of default under the revolving securitized credit facility. As a result of the event of default, Deutsche Bank had the right to accelerate repayment of the outstanding indebtedness under the revolving securitized credit facility and to foreclose and liquidate the collateral pledged under the revolving securitized credit facility. The revolving securitized credit facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010.

        On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp SBIC, LP, received an SBIC license from the SBA.

        Our corporate offices are located at 535 Madison Avenue, New York, New York 10022. Our telephone number is (212) 906-7800. We maintain a website on the Internet at www.saratogainvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

 SPECIFIC TERMS OF THE NOTES AND THE OFFERING

Issuer	Saratoga Investment Corp.
Title of the Securities	% Senior Notes due
Initial aggregate principal amount being offered	$
Option to purchase additional shares	The underwriters may also purchase from us from time to time up to an additional $ aggregate principal amount of Notes within 30 days of the date of this prospectus.
Initial public offering price	100% of the aggregate principal amount
Principal at time of payment
100% of the aggregate principal amount; the principal amount of each Note will be payable on its stated maturity date at the office of the Trustee, Paying Agent, Registrar and Transfer Agent for the Notes or at such other office in New York, New York as we may designate.
Type of Note	Fixed rate note
Listing	We intend to list the Notes on the New York Stock Exchange, within 30 days of the original issue date under the trading symbol " ."
Interest Rate	% per year
Day count basis	360-day year of twelve 30-day months
Original issue date	, 2013
Stated maturity date
Date interest starts accruing	, 2013
Interest payment dates
Every , , and , beginning , 2013. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.
Interest periods
The initial interest period will be the period from and including , 2013, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.
Regular record dates for interest	, , and , beginning , 2013
Specified Currency	U.S. Dollars
Place of Payment	New York City

Ranking of Notes	The Notes will be our direct unsecured obligations and will rank:
• pari passu with our existing and future senior unsecured indebtedness;
• senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

•

effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and

•

structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, borrowings under Saratoga Investment Funding LLC's $45 million senior secured revolving credit facility with Madison Capital Funding (the "Credit Facility") and borrowings by Saratoga Investment Corp SBIC LP.

Denominations	We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof.
Business Day	Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York City are authorized or required by law or executive order to close.
Optional redemptions
The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.

You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes.
Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

If we redeem only some of the Notes, the Trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the 1940 Act, and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.
Sinking Fund	The Notes will not be subject to any sinking fund.
Repayment at option of Holders	Holders will not have the option to have the Notes repaid prior to the stated maturity date.
Defeasance	The Notes are subject to defeasance by us.
Covenant defeasance	The Notes are subject to covenant defeasance by us.
Form of Notes
The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company ("DTC") or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.
Trustee, Paying Agent, Registrar, and Transfer Agent	U.S. Bank National Association
Other covenants	In addition to any covenants described elsewhere in this prospectus, the following covenants shall apply to the Notes:

•

We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions but giving effect to any exemptive relief granted to us by the SEC. These provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings.

•

We agree that for the period of time during which the Notes are outstanding, we will not violate (regardless of whether we are subject to) Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

•

We agree that, if, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Securities Exchange Act of 1934, or the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Events of Default	You will have rights if an Event of Default occurs with respect to the Notes and is not cured.
The term "Event of Default" in respect of the Notes means any of the following:
• We do not pay the principal of any Note within five days of its due date.
• We do not pay interest on any Note when due, and such default is not cured within 30 days.

•

We remain in breach of any other covenant with respect to the Notes for 60 days after we receive a written notice of default stating we are in breach. The notice must be sent by either the Trustee or holders of at least 25.0% of the principal amount of the Notes.

•

A final judgment for the payment of $15 million or more (excluding any amounts covered by insurance) rendered against us, which judgment is not discharged or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished.

•

We file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and in the case of certain orders or decrees entered against us under any bankruptcy law, such order or decree remains undischarged or unstayed for a period of 90 days.

• On the last business day of each of twenty-four consecutive calendar months, the Notes have an asset coverage, as defined in the 1940 Act, of less than 100%.
Further Issuances
We have the ability to issue additional debt securities under the indenture with terms different from the Notes and, without consent of the holders thereof, to reopen the Notes and issue additional Notes.
Global Clearance and Settlement Procedures
Interests in the Notes will trade in DTC's Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.
Use of Proceeds
We estimate that the net proceeds we receive from the sale of the Notes will be approximately $ million ($ million if the underwriters exercise their option to purchase additional Notes in full) after deducting underwriting discounts and commissions and estimated offering expenses payable by us. We expect to use the net proceeds from this offering to repay a portion of the outstanding indebtedness under the Credit Facility and to make investments in middle market companies (including investments made through our SBIC subsidiary) in accordance with our investment objective and strategies described in this prospectus.

 SELECTED FINANCIAL AND OTHER DATA

        The following selected financial and other data reflects the consolidated financial condition and the consolidated statement of operations of Saratoga as of and for the years ended February 29, 2012, and February 28, 2011, 2010, 2009 and February 29, 2008 and as of and for the nine months ended November 30, 2012 and 2011. The selected financial and other data at February 29, 2012, and February 28, 2011, 2010, 2009 and February 29, 2008 and for the years ended February 29, 2012, and February 28, 2011, 2010, 2009 and February 29, 2008, have been derived from our audited financial statements and financial highlights, The selected financial and other data at November 30, 2012 and for the nine months ended November 30, 2012 and 2011have been derived from our unaudited financial statements but, in the opinion of management, reflect all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the financial condition and operating results for such interim periods. Interim results as of and for the nine months ended November 30, 2012 and 2011 are not necessarily indicative of the results that may be expected for the year ending February 28, 2013. The data should be read in conjunction with our financial statements and notes thereto and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are included in this prospectus. The historical data is not necessarily indicative of results to be expected for any future period.

	Nine months ended November 30, 2012	Nine months ended November 30, 2011	Year Ended February 29, 2012	Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008
	($ in thousands)
Income Statement Data:
Interest and related portfolio income:
Interest	$10,138	$8,307	$11,262	$12,050	$13,324	$21,142	$20,744
Management fee and other income	1,678	1,758	2,250	2,123	2,293	2,245	642

Total interest and related portfolio income	11,816	10,065	13,512	14,173	15,617	23,387	21,386

Expenses:
Interest and credit facility financing expenses	1,808	987	1,298	2,612	4,096	2,605	5,031
Base management and incentive management fees(1)	2,379	2,046	2,875	3,514	2,278	4,432	3,650
Administrator expenses	750	730	1,000	810	671	961	892
Administrative and other	1,803	2,179	2,638	4,882	3,502	2,433	2,766
Expense reimbursement	—	—	—	(2,894)	(671)	(1,010)	(1,789)

Total operating expenses after reimbursements	6,740	5,942	7,811	8,924	9,876	9,421	10,550

Net investment income before income taxes	5,076	4,123	5,701	5,249	5,741	13,966	10,836
Income tax expenses, including excise tax	—	—	—	—	(27)	(140)	(89)

Net investment income	5,076	4,123	5,701	5,249	5,714	13,826	10,747

Realized and unrealized gain (loss) on investments and derivatives
Net realized gain (loss)	412	(5,840)	(12,186)	(24,684)	(6,654)	(7,143)	3,908
Net change in unrealized gain (loss)	3,319	11,912	19,760	36,393	(9,522)	(27,998)	(20,106)

Total net gain (loss)	3,731	6,072	7,574	11,709	(16,176)	(35,141)	(16,198)

Net increase (decrease) in net assets resulting from operations	$8,807	$10,195	$13,275	$16,958	$(10,463)	$(21,315)	$(5,451)

	Nine Months Ended November 30, 2012	Year Ended February 29, 2012	Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009	Year Ended February 29, 2008
	($ in thousands)
Per Share:
Earnings (loss) per common share—basic and diluted(2)	$2.25	$3.87	$6.96	$(9.86)	$(25.70)	$(7.00)
Net investment income per share—basic and diluted(2)	$1.30	$1.66	$2.15	$5.40	$16.70	$13.80
Net realized and unrealized gain (loss) per share—basic and diluted(2)	$0.95	$2.21	$4.81	$(15.20)	$(42.40)	$(20.80)
Dividends declared per common share(3)	$4.25	$3.00	$4.40	$18.30	$10.30	$15.50
Statement of Assets and Liabilities Data:
Investment assets at fair value	$119,291	$95,360	$80,025	$89,373	$118,912	$172,837
Total assets	129,169	125,491	98,769	96,935	130,662	192,842
Total debt outstanding	18,850	20,000	4,500	36,992	58,995	78,450
Stockholders' equity	102,892	97,380	86,071	55,478	68,014	97,869
Net asset value per common share	$21.75	$25.12	$26.26	$32.70	$82.00	$118.00
Common shares outstanding at end of year	4,730,116	3,876,661	3,277,077	16,940,109	8,291,384	8,291,384
Other Data:
Investments funded	$34,658	$38,679	$9,014	$—	$28,260	$314,003
Principal collections related to investment repayments or sales	$15,991	$33,568	$31,975	$15,185	$49,195	$141,772
Number of investments at month/year end	36	33	34	41	45	46
Weighted average yield of income producing debt investments—Non-control/non-affiliate	11.23%	11.88%	11.1%	9.6%	9.7%	10.7%
Weighted average yield on income producing debt investments—Control	22.90%	20.17%	15.8%	8.3%	12.2%	8.2%

(1)
See note 6 in consolidated financial statements.

(2)
For the years ended February 29, 2012, and February 28, 2011, 2010, 2009 and February 29, 2008 amounts are calculated using weighted average common shares outstanding of 3,434,345, 2,437,577, 1,061,351, 829,138, and 776,196 respectively.

(3)
Based on 3.3 million common shares outstanding.

 RISK FACTORS

        Investing in our Notes involves a high degree of risk. Before you invest in our Notes, you should be aware of various significant risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Notes. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, you could lose all or part of your investment.

Risks Related to Our Business and Structure

The current state of the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations.

        The broader economic fundamentals of the United States economy remain uncertain. Unemployment levels remain elevated and other economic fundamentals remain depressed. In the event that the United States economic performance contracts, it is likely that the financial results of middle market companies, like those in which we invest, could experience deterioration or limited growth, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic or other conditions, which could also have a negative impact on our future results.

        Recent U.S. debt ceiling and budget deficit concerns, together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States from "AAA" to "AA+" in August 2011. The impact of this or any further downgrades to the U.S. government's sovereign credit rating, or its perceived creditworthiness, and the impact of the current crisis in Europe with respect to the ability of certain European Union countries to continue to service their sovereign debt obligations is inherently unpredictable and could adversely effect the U.S. and global financial markets and economic conditions. There can be no assurance that governmental or other measures to aid economic recovery will be effective. These developments, and the government's credit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. In addition, the decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our stock price. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

        Although we have been able to secure access to additional liquidity, the potential for volatility in the debt and in the equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

Saratoga Investment Advisors has a limited history of managing a BDC or a RIC.

        The 1940 Act and the Code impose numerous constraints on the operations of BDCs and RICs that do not apply to the other investment vehicles previously managed by the principals of Saratoga Investment Advisors. For example, under the 1940 Act, BDCs are required to invest at least 70% of their total assets primarily in securities of qualifying U.S. private or thinly-traded companies. Moreover, qualification for taxation as a RIC under subchapter M of the Code requires satisfaction of source-of-income and diversification requirements and our ability to avoid corporate-level taxes on our income and gains depends on our satisfaction of distribution requirements. The failure to comply with these provisions in a timely manner could prevent us from qualifying as a BDC or RIC or could force us to pay unexpected taxes and penalties, which could be material.

        Saratoga Investment Advisors has been our investment adviser since July 30, 2010. Prior to that time, Saratoga Investment Advisors did not have any prior experience managing a BDC or RIC and its lack of experience in managing a portfolio of assets under the constraints imposed by the 1940 Act and the Code on a BDC and a RIC, respectively, may hinder its ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective.

We may be obligated to pay Saratoga Investment Advisors incentive fees even if we incur a net loss or there is a decline in the value of our portfolio.

        Saratoga Investment Advisors is entitled to incentive fees for each fiscal quarter in an amount equal to a percentage of the excess of our investment income for that quarter (before deducting incentive compensation, but net of operating expenses and certain other items) above a threshold return for that quarter. Our pre-incentive fee net investment income, for incentive compensation purposes, excludes realized and unrealized capital gains or losses that we may incur in the fiscal quarter, even if such capital gains or losses result in a net gain or loss on our statement of operations for that quarter. Thus, we may be required to pay Saratoga Investment Advisors incentive fees for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Under the terms of the investment advisory and management agreement, we may have to pay incentive fees to Saratoga Investment Advisors in connection with the sale of an investment that is sold at a price higher than the fair value of such investment on May 31, 2010, even if we incur a loss on the sale of such investment.

        Incentive fees on capital gains paid to Saratoga Investment Advisors under the investment advisory and management agreement equals 20% of our "incentive fee capital gains," which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Under the investment advisory and management agreement, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of the incentive fee capital gains that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date. As a result, we may be required to pay incentive fees to Saratoga Investment Advisors on the sale of an investment even if we incur a realized loss on such investment, so long as the investment is sold for an amount greater than its fair value as of May 31, 2010.

The way in which the base management and incentive fees under the investment advisory and management agreement is determined may encourage Saratoga Investment Advisors to take actions that may not be in the best interests of the holders of the Notes.

        The incentive fee payable by us to our investment adviser may create an incentive for it to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement, which could result in higher investment losses, particularly during cyclical economic downturns. The way in which the incentive fee payable to our investment adviser is determined, which is calculated separately in two components as a percentage of the income (subject to a hurdle rate) and as a percentage of the realized gain on invested capital, may encourage our investment adviser to use leverage to increase the return on our investments or otherwise manipulate our income so as to recognize income in quarters where the hurdle rate is exceeded. Moreover, we pay Saratoga Investment Advisors a base management fee based on our total assets, including any investments made with borrowings, which may create an incentive for it to cause us to incur more leverage than is prudent, or not to repay our outstanding indebtedness when it may be advantageous for us to do so, in order to maximize its compensation. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of the Notes.

        The incentive fee payable by us to our investment adviser also may create an incentive for our investment adviser to invest on our behalf in instruments that have a deferred interest feature. Under these investments, we would accrue the interest over the life of the investment but would not receive the cash income from the investment until the end of the investment's term, if at all. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. Thus, a portion of the incentive fee would be based on income that we have not yet received in cash and may never receive in cash if the portfolio company is unable to satisfy such interest payment obligation to us. Consequently, while we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a "claw back" right against our investment adviser per se, the amount of accrued income written off in any period will reduce the income in the period in which such write-off was taken and may thereby reduce such period's incentive fee payment.

        In addition, Saratoga Investment Advisors receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to Saratoga Investment Advisors. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that Saratoga Investment Advisors will receive an income incentive fee than if interest rates on our investments remained constant or decreased.

        Moreover, our investment adviser receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no performance threshold applicable to the portion of the incentive fee based on net capital gains. As a result, our investment adviser may have a tendency to invest more in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

        Our board of directors will seek to ensure that Saratoga Investment Advisors is acting in the best interests of the holders of the Notes and that any conflict of interest faced by Saratoga Investment Advisors in its capacity as our investment adviser does not negatively impact us.

The base management fee we pay to Saratoga Investment Advisors may cause it to increase our leverage contrary to our interest.

        We pay Saratoga Investment Advisors a quarterly base management fee based on the value of our total assets (including any assets acquired with leverage). Accordingly, Saratoga Investment Advisors has an economic incentive to increase our leverage. Our board of directors monitors the conflicts presented by this compensation structure by approving the amount of leverage that we incur. If our leverage is increased, we will be exposed to increased risk of loss, bear the increase cost of issuing and servicing such senior indebtedness, and will be subject to any additional covenant restrictions imposed on us in an indenture or other instrument or by the applicable lender.

We employ leverage, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in the Notes.

        Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in us. We borrow from and issue senior debt securities to banks and other lenders that is secured by a lien on our assets. Holders of these senior securities have fixed dollar claims on our assets that are superior to the claims of the holders of the

Notes. Leverage is generally considered a speculative investment technique. Any increase in our income in excess of interest payable on our outstanding indebtedness would cause our net income to increase more than it would have had we not incurred leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make interest and principal payments of the Notes. There can be no assurance that our leveraging strategy will be successful.

        As of November 30, 2012, there was an outstanding balance of $14.9 million under the Credit Facility. As of November 30, 2012, we had issued $4.0 million SBA-guaranteed debentures. We may incur additional indebtedness in the future, including up to an additional $30.1 million under the Credit Facility, although there can be no assurance that we will be successful in doing so. Our ability to service our debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we employ at any particular time will depend on our management's and our Board of Directors' assessment of market and other factors at the time of any proposed borrowing.

        The Credit Facility and the SBA-guaranteed debentures impose, and additional debt we may incur in the future will likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to add new debt facilities or issue additional debt securities or other evidences of indebtedness in lieu of or in addition to existing indebtedness could have a material adverse effect on our business, financial condition or results of operations.

Saratoga Investment Advisors' liability is limited under the investment advisory and management agreement and we will indemnify Saratoga Investments Advisors against certain liabilities, which may lead it to act in a riskier manner on our behalf than it would when acting for its own account.

        Saratoga Investment Advisors has not assumed any responsibility to us other than to render the services described in the investment advisory and management agreement. Pursuant to the investment advisory and management agreement, Saratoga Investment Advisors and its officers and employees are not liable to us for their acts under the investment advisory and management agreement absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. We have agreed to indemnify, defend and protect Saratoga Investment Advisors and its officers and employees with respect to all damages, liabilities, costs and expenses resulting from acts of Saratoga Investment Advisors not arising out of willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties under the investment advisory and management agreement. These protections may lead Saratoga Investment Advisors to act in a riskier manner when acting on our behalf than it would when acting for its own account.

Substantially all of our assets are subject to security interests under the Credit Facility, or claims of the SBA with respect to SBA-guaranteed debentures we may issue and if we default on our obligations thereunder, we may suffer adverse consequences, including Madison Capital Funding and/or the SBA foreclosing on our assets.

        Substantially all of our assets are pledged as collateral under the Credit Facility or are subject to a superior claim over the holders of our Notes by the SBA once pursuant to the SBA-guaranteed debentures. If we default on our obligations under the Credit Facility or the SBA-guaranteed debentures, Madison Capital Funding may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to their security interests or superior claim. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. Moreover, such deleveraging of our company could significantly impair our ability to effectively operate our business in the manner in which we have historically operated.

        In addition, if Madison Capital Funding exercises its right to sell the assets pledged under the Credit Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Credit Facility.

We are exposed to risks associated with changes in interest rates including potential effects on our cost of capital and net investment income.

        General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital. In addition, an increase in interest rates would make it more expensive to use debt to finance our investments. Decreases in credit spreads on debt that pays a floating rate of return would have an impact on the income generation of our floating rate assets. Trading prices for debt that pays a fixed rate of return tend to fall as interest rates rise. Trading prices tend to fluctuate more for fixed rate securities that have longer maturities. Although we have no policy governing the maturities of our investments, under current market conditions we expect that we will invest in a portfolio of debt generally having maturities of up to ten years. This means that we will be subject to greater risk (other things being equal) than an entity investing solely in shorter-term securities.

        Because we may borrow to fund our investments, a portion of our net investment income may be dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against such interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

There are significant potential conflicts of interest which could adversely impact our investment returns.

        Our executive officers and directors, and the members of our investment adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests. For example, Christian L. Oberbeck, our chief executive officer and managing member of our investment adviser, is the managing partner of Saratoga Partners, a middle market private equity investment firm. In addition, the principals of our investment adviser may manage other funds which may from time to time have overlapping investment objectives with those of us and accordingly invest in, whether principally or secondarily, asset classes similar to those targeted by us. If this should occur, the principals of our investment adviser will face conflicts of interest in the allocation of investment opportunities to us and such other funds. Although our investment professionals will endeavor to allocate investment opportunities in a fair and equitable manner, we could be adversely affected in the event investment opportunities are allocated among us and other investment vehicles managed or sponsored by, or affiliated with, our executive officers, directors and investment adviser, and the members of our investment adviser.

Changes in laws or regulations governing our operations, or changes in the interpretation thereof, and any failure by us to comply with laws or regulations governing our operations may adversely affect our business.

        We are subject to regulation at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Any change in these laws or regulations, or their interpretation, or any failure by us to comply with these laws or regulations may adversely affect our business.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

        Our business requires a substantial amount of additional capital. We may acquire additional capital from the issuance of senior securities or other indebtedness or the issuance of additional shares of our common stock. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as "senior securities," and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act.

        Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such incurrence or issuance. Our ability to issue different types of securities is also limited. Compliance with these requirements may unfavorably limit our investment opportunities and reduce our ability in comparison to other companies to profit from favorable spreads between the rates at which we can borrow and the rates at which we can lend. With respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. If the value of our assets declines, we may be unable to satisfy the asset coverage test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

        We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any commission or discount). At our 2012 annual meeting of stockholders, our stockholders approved a proposal that authorizes us to sell shares of our common stock below the then current net asset value per share of our common stock at an offering price per share that is not less than 85% of the then current net asset value per share in one or more offerings for a period of one year ending on the earlier of September 28, 2013 or the date of our 2013 annual meeting of stockholders. Continued access to this exception will require approval of similar proposals at future stockholder meetings. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital.

Pending legislation may allow us to incur additional leverage.

        As a business development company, under the 1940 Act generally we are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). We have agreed in the covenant in the indenture governing the Notes not to violate this section of the 1940 Act, whether or not we continue to be subject to such provision, but giving effect, in either case, to any exemptive relief granted to us by the SEC. Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in the Notes may increase.

The agreement governing the Credit Facility contains various covenants that, among other things, limits our discretion in operating our business and provides for certain minimum financial covenants.

        We have entered into the Credit Facility with Madison Capital Funding. The agreement governing this facility contains customary default provisions such as the termination or departure of any of Messrs. Oberbeck, Petrocelli or Grisius, a material adverse change in our business and the failure to maintain certain minimum loan quality and performance standards and a default under the terms of any other indebtedness, including the Notes. An event of default under the Credit Facility would result, among other things, in termination of the availability of further funds under the Credit Facility and an accelerated maturity date for all amounts outstanding under the Credit Facility, which would likely disrupt our business and, potentially, the portfolio companies whose loans we financed through the Credit Facility. This could reduce our revenues and, by delaying any cash payment allowed to us under the Credit Facility until the lender has been paid in full, reduce our liquidity and cash flow and impair our ability to grow our business and maintain our status as a RIC.

        Each loan origination under the Credit Facility is subject to the satisfaction of certain conditions. We cannot assure you that we will be able to borrow funds under the Credit Facility at any particular time or at all.

A failure on our part to maintain our qualification as a BDC would significantly reduce our operating flexibility.

        If we fail to qualify as a BDC, we might be regulated as a registered closed-end investment company under the 1940 Act, which would significantly decrease our operating flexibility.

We will be subject to corporate-level income tax if we fail to qualify as a RIC.

        We seek to maintain our qualification as a RIC under the Code, which requires us to qualify continuously as a BDC and meet certain source of income, distribution and asset diversification requirements.

        The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in "qualified publicly traded partnerships," as defined in the Code.

        The annual distribution requirement is satisfied if we distribute to our stockholders on an annual basis an amount equal to at least 90% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. We are subject to certain asset coverage ratio requirements under the 1940 Act and covenants under the Credit Facility we have with Madison Capital Funding that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. In such case, if we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax.

        The diversification requirements will be satisfied if we diversify our holdings so that at the end of each quarter of the taxable year: (i) at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other regulated investment companies, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and (ii) no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other regulated investment companies, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain publicly traded partnerships.

        Failure to meet these tests may result in our having to (i) dispose of certain investments quickly or (ii) raise additional capital to prevent the loss of our RIC qualification. Because most of our investments will be in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we raise additional capital to satisfy the asset diversification requirements, it could take us time to invest such capital. During this period, we will invest the additional capital in temporary investments, such as cash and cash equivalents, which we expect will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in leveraged loans and mezzanine debt.

        If we fail to qualify as a RIC for any reason, all of our taxable income will be subject to U.S. federal income tax at regular corporate rates. The resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us.

Because we intend to distribute between 90% and 100% of our income to our stockholders in connection with our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.

        In order to qualify for the tax benefits available to RICs and to minimize corporate-level taxes, we intend to distribute to our stockholders between 90% and 100% of our annual taxable income, except that we may retain certain net capital gains for investment, and treat such amounts as deemed distributions to our stockholders. If we elect to treat any amounts as deemed distributions, we must pay income taxes at the corporate rate on such deemed distributions on behalf of our stockholders. As a result of these requirements, we will likely need to raise capital from other sources to grow our business. As a BDC, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which includes all of our borrowings and any outstanding preferred stock, of at least 200%. These requirements limit the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, these limitations may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so.

        While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. Also, as a BDC, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value and share price could decline. In addition, if the Internal Revenue Service, or IRS, should adopt a position that a distribution of 20% cash and the rest in stock is not a distribution satisfying the annual distribution requirement, we may find it difficult to meet such requirement.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash in respect of such income.

        For federal income tax purposes, we may be required to recognize taxable income in circumstances in which we do not receive a corresponding payment in cash. For example, we may on occasion hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest ("PIK") or, in certain cases, increasing interest rates or issued with warrants) and we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. For the nine months ended November 30, 2012 and the year ended February 29, 2012, we received PIK income of $0.8 million and $1.4 million, respectively. We may also have to include in income other amounts that we have not yet received in cash, such as deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. In addition, we may be required to accrue for federal income tax purposes amounts attributable to our investment in Saratoga CLO, that may differ from the distributions paid in respect of our investment in the subordinated notes of such collateralized loan obligation fund because of the factors set forth above or because distributions on the subordinated notes are contractually required to be diverted for reinvestment or to pay down outstanding indebtedness.

        Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the annual distribution requirement, even though we will not have received any corresponding cash amount. As a result, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. We may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our ability to enter into transactions with our affiliates is restricted.

        We are prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of the members of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any securities (other than our securities) from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain "joint" transactions with certain of our affiliates, which could include investments in the same portfolio company, without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we are prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person's affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers, directors or investment adviser or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

We operate in a highly competitive market for investment opportunities.

        A number of entities compete with us to make the types of investments that we make in private middle market companies. We compete with other BDCs, public and private funds (including SBICs), commercial and investment banks, commercial financing companies, insurance companies, high-yield investors, hedge funds, and, to the extent they provide an alternative form of financing, private equity funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. Some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments that could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will be able to identify and make investments that meet our investment objective.

        We do not seek to compete primarily based on the interest rates we offer and we believe that some of our competitors may make loans with interest rates that are comparable to or lower than the rates we offer.

        We may lose investment opportunities if we do not match our competitors' pricing, terms and structure. If we match our competitors' pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss. As a result of operating in such a competitive environment, we may make investments that are on better terms to our portfolio companies than we originally anticipated, which may impact our return on these investments.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

        Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods.

        Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

        We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. Although we seek to maintain a diversified portfolio in accordance with our business strategies, to the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market's assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our RIC asset diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Our financial condition and results of operation depend on our ability to manage future investments effectively.

        Our ability to achieve our investment objective depends on our ability to acquire suitable investments and monitor and administer those investments, which depends, in turn, on Saratoga Investment Advisors' ability to identify, invest in and monitor companies that meet our investment criteria.

        Accomplishing this result on a cost-effective basis is largely a function of Saratoga Investment Advisors' structuring of the investment process and its ability to provide competent, attentive and efficient service to us. Our executive officers and the officers and employees of Saratoga Investment Advisors have substantial responsibilities in connection with their roles at Saratoga Partners as well as responsibilities under the investment advisory and management agreement. They may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time, which will increase as the number of investments grow, may distract them or slow the rate of investment. In order to grow, Saratoga Investment Advisors may need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the work of

Saratoga Investment Advisors. Any failure to manage our future growth effectively could have a material adverse effect on our business and financial condition.

Substantially all of our portfolio investments are recorded at fair value as approved in good faith by our board of directors; such valuations are inherently uncertain and may be materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

        Substantially all of our portfolio is, and we expect will continue to be, comprised of investments that are not publicly traded. The value of investments that are not publicly traded may not be readily determinable. We value these investments quarterly at fair value as approved in good faith by our board of directors. Where appropriate, Saratoga Investment Advisers may utilize the services of an independent valuation firm to aid it in determining fair value. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments and its earnings, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

If we make unsecured debt investments, we may lack adequate protection in the event our portfolio companies become distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event our portfolio companies defaults on their indebtedness.

        We make unsecured debt investments in portfolio companies. Unsecured debt investments are unsecured and junior to other indebtedness of the portfolio company. As a consequence, as the holder of an unsecured debt investment, we may lack adequate protection in the event the portfolio company becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the portfolio company defaults on its indebtedness. In addition, unsecured debt investments of middle-market companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

If we invest in the securities and other obligations of distressed or bankrupt companies, such investments may be subject to significant risks, including lack of income, extraordinary expenses, uncertainty with respect to satisfaction of debt, lower-than expected investment values or income potentials and resale restrictions.

        We are authorized to invest in the securities and other obligations of distressed or bankrupt companies. At times, distressed debt obligations may not produce income and may require us to bear certain extraordinary expenses (including legal, accounting, valuation and transaction expenses) in order to protect and recover our investment. Therefore, to the extent we invest in distressed debt, our ability to achieve current income may be diminished, which may affect our ability to make interest and principal payments of the Notes.

        We also will be subject to significant uncertainty as to when and in what manner and for what value the distressed debt we invest in will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed debt securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or plan of reorganization is adopted with respect to distressed debt held by us, there can be no assurance that the securities or other assets received by us in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made.

        Moreover, any securities received by us upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of our participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt, we may be restricted from disposing of such securities if we are in possession of material non-public information relating to the issuer.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

        Certain loans that we make to portfolio companies will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company's obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the company's remaining assets, if any.

        The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken with respect to the collateral will be at the direction of the holders of the obligations secured by the first priority liens: the ability to cause the commencement of enforcement proceedings against the collateral; the ability to control the conduct of such proceedings; the approval of amendments to collateral documents; releases of liens on the collateral; and waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

The lack of liquidity in our investments may adversely affect our business.

        We primarily make investments in private companies. A portion of these securities may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or our investment adviser has or could be deemed to have material non-public information regarding such business entity.

The debt securities in which we invest are subject to credit risk and prepayment risk.

        An issuer of a debt security may be unable to make interest payments and repay principal. We could lose money if the issuer of a debt obligation is, or is perceived to be, unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The downgrade of a security by rating agencies may further decrease its value.

        Certain debt instruments may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument's stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher interest debt instruments with lower interest debt instruments. An issuer may also elect to refinance their debt instruments with lower interest debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may receive less than we paid for such security and we may be forced to reinvest in lower yielding securities or debt securities of issuers of lower credit quality.

Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility.

        At November 30, 2012 and February 29, 2012, our investment in the subordinated notes of Saratoga CLO had a fair value of $24.6 million and $25.8 million and constituted 20.7% and 27.1% of our portfolio, repsectively. This investment constitutes a first loss position in a portfolio that, as of November 30, 2012 and February 29, 2012, was composed of $393.4 million and $380.2 million in aggregate principal amount of primarily senior secured first lien term loans, respectively, and $13.4 million and $17.8 million in uninvested cash, respectively. A first loss position means that we will suffer the first economic losses if the value of Saratoga CLO decreases. First loss positions typically carry a higher risk and earn a higher yield. Interest payments generated from this portfolio will be used to pay the administrative expenses of Saratoga CLO and interest on the debt issued by Saratoga CLO before paying a return on the subordinated notes. Principal payments will be similarly applied to pay administrative expenses of Saratoga CLO and for reinvestment or repayment of Saratoga CLO debt before paying a return on, or repayment of, the subordinated notes. In addition, 80% of our fixed management fee and 100% our incentive management fee for acting as the collateral manager of Saratoga CLO is subordinated to the payment of interest and principal on Saratoga CLO debt. Any losses on the portfolio will accordingly reduce the cash flow available to pay these management fees and provide a return on, or repayment of, our investment. Depending on the amount and timing of such losses, we may experience smaller than expected returns and, potentially, the loss of our entire investment.

        As the manager of the portfolio of Saratoga CLO, we will have some ability to direct the composition of the portfolio, but our discretion is limited by the terms of the debt issued by Saratoga CLO, which may limit our ability to make investments that we feel are in the best interests of the subordinated notes, and the availability of suitable investments. The performance of the portfolio is also subject to many of the same risks sets forth in this prospectus with respect to portfolio investments in leveraged loans.

Available information about privately held companies is limited.

        We invest primarily in privately-held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of our investment adviser's investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act of 2002 and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

        We make both debt and minority equity investments; therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

        Our portfolio companies usually will have, or may be permitted to incur, other debt, or issue other equity securities that rank equally with, or senior to, our investments. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments will usually prohibit the portfolio companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debtor ranking equally with our investments, we would have to share on an equal basis any distributions with other holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

        If one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower's business or exercise control over the borrower. It is possible that we could become subject to a lender's liability claim, including as a result of actions taken if we actually render significant managerial assistance.

Investments in equity securities involve a substantial degree of risk.

        We purchase common stock and other equity securities. Although equity securities have historically generated higher average total returns than fixed-income securities over the long-term, equity securities also have experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless and our ability to recover our investment will depend on our portfolio company's success. Investments in equity securities involve a number of significant risks, including:

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  any equity investment we make in a portfolio company could be subject to further dilution as a result of the issuance of additional equity interests and to serious risks as a junior security that will be subordinate to all indebtedness or senior securities in the event that the issuer is unable to meet its obligations or becomes subject to a bankruptcy process;

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  to the extent that the portfolio company requires additional capital and is unable to obtain it, we may not recover our investment in equity securities; and

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  in some cases, equity securities in which we invest will not pay current dividends, and our ability to realize a return on our investment, as well as to recover our investment, will be dependent on the success of our portfolio companies. Even if the portfolio companies are successful, our ability to realize the value of our investment may be dependent on the occurrence of a liquidity event, such as a public offering or the sale of the portfolio company. It is likely to take a significant amount of time before a liquidity event occurs or we can sell our equity investments. In addition, the equity securities we receive or invest in may be subject to restrictions on resale during periods in which it could be advantageous to sell.

        There are special risks associated with investing in preferred securities, including:

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  preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If we own a preferred security that is deferring its distributions, we may be required to report income for tax purposes even though we have not received any cash payments in respect of such income;

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  preferred securities are subordinated with respect to corporate income and liquidation payments, and are therefore subject to greater risk than debt;

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  preferred securities may be substantially less liquid than many other securities, such as common securities or U.S. government securities; and

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  preferred security holders generally have no voting rights with respect to the issuing company, subject to limited exceptions.

Our investments in foreign debt, including that of emerging market issuers, may involve significant risks in addition to the risks inherent in U.S. investments.

        Although there are limitations on our ability to invest in foreign debt, we may, from time to time, invest in debt of foreign companies, including the debt of emerging market issuers. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Investments in the debt of emerging market issuers may subject us to additional risks such as inflation, wage and price controls, and the imposition of trade barriers. Furthermore, economic conditions in emerging market countries are, to some extent, influenced by economic and securities market conditions in other emerging market countries. Although economic conditions are different in each country, investors' reaction to developments in one country can have effects on the debt of issuers in other countries.

        Although most of our investments will be U.S. dollar-denominated, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we cannot assure you that we will fully hedge against these risks or that such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

        We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Use of these hedging instruments may expose us to counter-party credit risk. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is generally anticipated at an acceptable price.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

        Our board of directors has the authority to modify or waive our current investment objective, operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business and financial condition. However, the effects might be adverse, which could negatively impact our ability to make interest and principal payments of the Notes.

Our investments may be risky, and you could lose all or part of your investment.

        Substantially all of our debt investments hold a non-investment grade rating by one or more rating agencies or, where not rated by any rating agency, would be below investment grade, if rated. A below investment grade rating means that, in the rating agency's view, there is an increased risk that the obligor on such debt will be unable to pay interest and repay principal on its debt in full. We also invest in debt that defers or pays PIK interest. To the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could produce taxable income without a corresponding cash payment to us, and since we generally do not receive any cash prior to maturity of the debt, the investment will be of greater risk.

        In addition, private middle market companies in which we invest are exposed to a number of significant risks, including:

  •
  limited financial resources and an inability to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

  •
  shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors' actions and market conditions, as well as general economic downturns;

  •
  dependence on the management talents and efforts of a small group of persons; the death, disability, resignation or termination of one or more of which could have a material adverse impact on the company and, in turn, on us;

  •
  less predictable operating results and, possibly, substantial additional capital requirements to support their operations, finance expansion or maintain their competitive position; and

  •
  difficulty accessing the capital markets to meet future capital needs.

        In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies.

We have limited prior experience managing an SBIC and any failure to comply with SBA regulations, resulting from our lack of experience or otherwise, could have an adverse effect on our operations.

        On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958 and is regulated by the SBA.

        The SBA places certain limitations on the financing terms of investments by SBICs in portfolio companies and prohibits SBICs from providing funds for certain purposes or to businesses in a few prohibited industries. Compliance with SBIC requirements may cause our SBIC subsidiary to forego attractive investment opportunities that are not permitted under SBA regulations.

        Further, SBA regulations require that an SBIC be periodically examined and audited by the SBA to determine its compliance with the relevant SBA regulations. The SBA prohibits, without prior SBA approval, a "change of control" of an SBIC or transfers that would result in any person (or a group of persons acting in concert) owning 10% or more of a class of capital stock of an SBIC. If our SBIC subsidiary fails to comply with applicable SBA regulations, the SBA could, depending on the severity of the violation, limit or prohibit its use of debentures, declare outstanding debentures immediately due and payable, and/or limit it from making new investments. In addition, the SBA can revoke or suspend a license for willful or repeated violation of, or willful or repeated failure to observe, any provision of the Small Business Investment Act of 1958 or any rule or regulation promulgated thereunder. These actions by the SBA would, in turn, negatively affect us because our SBIC subsidiary is our wholly-owned subsidiary. We do not have any prior experience managing an SBIC. Our lack of experience in complying with SBA regulations may hinder our ability to take advantage of our SBIC subsidiary's access to SBA-guaranteed debentures.

        Any failure to comply with SBA regulations could have an adverse effect on our operations.

Risks Related to Our Notes

The Notes will be unsecured and therefore will be effectively subordinated to any secured indebtedness we have currently incurred or may incur in the future.

        The Notes will not be secured by any of our assets or any of the assets of our subsidiaries, including our wholly owned subsidiaries. As a result, the Notes will effectively be subordinated to any secured indebtedness we or they have currently incurred and may incur in the future (or any indebtedness that is initially unsecured to which we subsequently grant security) to the extent of the value of the assets securing such indebtedness, including indebtedness under the Credit Facility. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Notes. As of November 30, 2012, there was $14.9 million outstanding under the Credit Facility and have the current ability to borrow up to $12.9 under the Credit Facility, subject to certain conditions. As of November 30, 2012, we had $4.0 million in SBA-guaranteed debentures outstanding. The indebtedness under the Credit Facility and to SBA-guaranteed debentures is senior to the Notes to the extent of the value of the assets securing such indebtedness.

The Notes will be structurally subordinated to the indebtedness and other liabilities of our subsidiaries.

        The Notes will be obligations exclusively of Saratoga Investment Corp., and not of any of our subsidiaries. None of our subsidiaries will be a guarantor of the Notes and the Notes will not be required to be guaranteed by any subsidiary we may acquire or create in the future. Any assets of our subsidiaries will not be directly available to satisfy the claims of our creditors, including holders of the Notes. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors of our subsidiaries will have priority over our equity interests in such entities (and therefore the claims of our creditors, including holders of the Notes) with respect to the assets of such entities. Even if we are recognized as a creditor of one or more of these entities, our claims would still be effectively subordinated to any security interests in the assets of any such entity and to any indebtedness or other liabilities of any such entity senior to our claims. Consequently, the Notes will be structurally subordinated to all indebtedness and other liabilities of any of our subsidiaries and portfolio companies with respect to which we hold equity investments. In addition, our subsidiaries, these entities may incur substantial indebtedness in the future, all of which would be structurally senior to the Notes.

The indenture under which the Notes will be issued contains limited protection for holders of the Notes.

        The indenture under which the Notes will be issued offers limited protection to holders of the Notes. The terms of the indenture and the Notes do not restrict our or any of our subsidiaries' ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have a material adverse impact on your investment in the Notes. In particular, the terms of the indenture and the Notes will not place any restrictions on our or our subsidiaries' ability to:

  •
  issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries or the that would be senior to our equity interests in those entities and therefore rank structurally senior to the Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions, but giving effect, in each case, to any exemptive relief granted to us by the SEC. These provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt or the sale of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings;

  •
  pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Notes, including subordinated indebtedness, in each case other than dividends, purchases, redemptions or payments that would cause a violation of Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase;

  •
  sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

  •
  enter into transactions with affiliates;

  •
  create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

  •
  make investments; or

  •
  create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

        In addition, the indenture will not require us to offer to purchase the Notes in connection with a change of control or any other event.

        Furthermore, the terms of the indenture and the Notes do not protect holders of the Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, if any, as they do not require that we adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow, or liquidity other than as described under "Description of the Notes—Events of Default" beginning on page 125 below.

        Our ability to recapitalize, incur additional debt and take a number of other actions that are not limited by the terms of the Notes may have important consequences for you as a holder of the Notes, including making it more difficult for us to satisfy our obligations with respect to the Notes or negatively affecting the trading value of the Notes.

        Other debt we issue or incur in the future could contain more protections for its holders than the indenture and the Notes, including additional covenants and events of default. For example, the indenture under which the Notes will be issued does not contain cross-default provisions that are contained in the Credit Facility. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Notes.

There is no existing trading market for the Notes and, even if the NYSE approves the listing of the Notes, an active trading market for the Notes may not develop, which could limit your ability to sell the Notes or the market price of the Notes.

        The Notes will be a new issue of debt securities for which there initially will not be a trading market. We intend to list the Notes on the NYSE within 30 days of the original issue date under the symbol "        ." However, there is no assurance that the Notes will be approved for listing on the NYSE.

        Moreover, even if the listing of the Notes is approved, we cannot provide any assurances that an active trading market will develop or be maintained for the Notes or that you will be able to sell your Notes. If the Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, if any, general economic conditions, our financial condition, performance and prospects and other factors. The underwriters have advised us that they intend to make a market in the Notes, but they are not obligated to do so. The underwriters may discontinue any market-making in the Notes at any time at their sole discretion.

        Accordingly, we cannot assure you that the Notes will be approved for listing on the NYSE, that a liquid trading market will develop for the Notes, that you will be able to sell your Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Notes for an indefinite period of time.

We may choose to redeem the Notes when prevailing interest rates are relatively low.

        On or after          , we may choose to redeem the Notes from time to time, especially when prevailing interests rates are lower than the rate borne by the Notes. If prevailing rates are lower at the time of redemption, you would not be able to reinvest the redemption proceeds in a comparable security at an effective interests rate as high as the interest rate on the Notes being redeemed. Our redemption right also may adversely impact your ability to sell the Notes as the optional redemption date or period approaches.

If we default on our obligations to pay our other indebtedness, we may not be able to make payments on the Notes.

        Any default under the agreements governing our indebtedness, including a default under the Credit Facility or other indebtedness to which we may be a party that is not waived by the required lenders, and the remedies sought by the holders of such indebtedness could make us unable to pay principal, premium, if any, and interest on the Notes and substantially decrease the market value of the Notes. If we are unable to generate sufficient cash flow and are otherwise unable to obtain funds necessary to meet required payments of principal, premium, if any, and interest on our indebtedness, or if we otherwise fail to comply with the various covenants, including financial and operating covenants, in the instruments governing our indebtedness, we could be in default under the terms of the agreements governing such indebtedness. In the event of such default, the holders of such indebtedness could elect to declare all the funds borrowed thereunder to be due and payable, together with accrued and unpaid interest, the lender under the Credit Facility or other debt we may incur in the future could elect to terminate its commitment, cease making further loans and institute foreclosure proceedings against our assets, and we could be forced into bankruptcy or liquidation. If our operating performance declines, we may in the future need to seek to obtain waivers from the lender under the Credit Facility or other debt that we may incur in the future to avoid being in default. If we breach our covenants under the Credit Facility or other debt and seek a waiver, we may not be able to obtain a waiver from the required lenders. If this occurs, we would be in default under the Credit Facility or other debt, the lender could exercise its rights as described above, and we could be forced into bankruptcy or liquidation. If we are unable to repay debt, lenders having secured obligations could proceed against the collateral securing the debt. Because the Credit Facility has, and any future credit facilities will likely have, customary cross-default provisions, if the indebtedness under the Notes, the Credit Facility or under any future credit facility is accelerated, we may be unable to repay or finance the amounts due.

We may be unable to invest a significant portion of the net proceeds from this offering, which could harm our financial condition and operating results.

        Delays in investing the net proceeds raised in this offering may cause our performance to be worse than that of other fully invested business development companies or other lenders or investors pursuing comparable investment strategies. We cannot assure you that we will be able to identify any investments that meet our investment objective or that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

        We anticipate that, depending on market conditions and the amount of the capital, it may take us a substantial period of time to invest substantially all of the net proceeds from this offering in investments meeting our investment objective. During this period, we will invest the capital primarily in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective.

 USE OF PROCEEDS

        We estimate that the net proceeds we will receive from the sale of the $           million aggregate principal amount of Notes in this offering will be approximately $          million (or approximately $ million if the underwriters fully exercise their overallotment option), in each case at the public offering price of 100% of par, after deducting the underwriting discounts and commissions of $           (or approximately $ if the underwriters fully exercise their overallotment option) and estimated offering expenses of approximately $          payable by us.

        We intend to use the net proceeds from the sale of the Notes to repay a portion of the outstanding indebtedness under the Credit Facility and to make investments in middle market companies (including investments made through our SBIC subsidiary) in accordance with our investment objective and strategies described elsewhere in this prospectus. As of                        , 2013, we had $          million outstanding under the Credit Facility. The Credit Facility has a maturity date of February 24, 2020 and bears interest at a rate of 7.50%.

        We anticipate that substantially all of the net proceeds of the offering of the Notes pursuant to this prospectus will be used for the above purposes within six to nine months of any such offering.

        Pending the uses described above, we intend to invest the net proceeds of the offering in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. See "Regulation—Business Development Company Regulations—Temporary Investments" for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

 CAPITALIZATION

        The following table sets forth our capitalization as of          , 2013, actual and as adjusted for the sale of $           million aggregate principal amount of the Notes offered hereby. This table should be read in conjunction with our "Management's Discussion and Analysis of Financial Condition and Results of Operations" and our financial statements and notes thereto included in this prospectus.

	As of November 30, 2012
	Actual	As Adjusted
	(unaudited)
Cash and cash equivalents	$2,494,552
Cash and cash equivalents, reserve accounts	3,787,183

Total cash and cash equivalents	6,281,735

Revolving Credit Facilty	14,850,000
SBA debentures payable	4,000,000
Notes offered hereby
Stockholders' equity
Common stock, par value $0.001 per share; 100,000,000 common shares authorized, 4,730,116 shares issued and outstanding	4,730
Capital in excess of par value	174,824,076
Distribution in excess of net investment income	(25,319,688)
Accumulated net realized loss from investments and derivatives	(48,463,047)
Net unrealized appreciation on investments and derivatives	1,846,150

Total net assets	$102,892,221

Total liabilities and net assets	$129,168,589

Net Asset Value Per Share	$21.75

 RATIOS OF EARNINGS TO FIXED CHARGES

        For the nine months ended November 30, 2012 and the years ended February 29, 2012 and February 28, 2011, 2010, 2009, and February 29, 2008, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	Nine months ended November 30, 2012	Year ended February 29, 2012	Year ended February 28, 2011	Year ended February 28, 2010	Year ended February 28, 2009	Year ended February 29, 2008
Earnings to Fixed Charges	5.87	11.23	7.49	(1.55)	(7.18)	(0.08)

        For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax provision (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees and amortization of deferred financing fees.

 NOTE ABOUT FORWARD-LOOKING STATEMENTS

        The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed in the section entitled "Risk Factors."

        The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements.

        The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

  •
  our future operating results;

  •
  our business prospects and the prospects of our portfolio companies;

  •
  the impact of investments that we expect to make;

  •
  our contractual arrangements and relationships with third parties;

  •
  the dependence of our future success on the general economy and its impact on the industries in which we invest;

  •
  the ability of our portfolio companies to achieve their objectives;

  •
  our expected financings and investments;

  •
  our regulatory structure and tax treatment, including our ability to operate as a business development company, a regulated investment company and a small business investment company;

  •
  the adequacy of our cash resources and working capital;

  •
  the timing of cash flows, if any, from the operations of our portfolio companies; and

  •
  the ability of our investment adviser to locate suitable investments for us and to monitor and effectively administer our investments.

        You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

 PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

        Our common stock is traded on the New York Stock Exchange under the symbol "SAR." Prior to July 30, 2010, our common stock traded on the New York Stock Exchange under the symbol "GNV." The following table sets forth, for the two most recent fiscal years and the current fiscal year, the range of high and low sales prices of our common stock as reported on the New York Stock Exchange, the sales price as a percentage of our net asset value ("NAV") and the dividends declared by us for each fiscal quarter. The net asset value per share and high and low sales prices listed below reflect the 1:10 reverse stock split that occurred on August 12, 2010.

Year ended February 28, 2011	NAV(1)	High	Low
First Quarter	$34.32	$25.50	$17.00
Second Quarter	$29.71	$20.40	$14.40
Third Quarter	$24.95	$22.66	$17.14
Fourth Quarter	$26.26	$21.68	$17.23

Year ended February 29, 2012	NAV(1)	High	Low
First Quarter	$27.48	$18.26	$16.69
Second Quarter	$28.01	$17.26	$13.58
Third Quarter	$24.32	$13.82	$12.35
Fourth Quarter	$25.12	$16.15	$12.07

Year ended February 28, 2013	NAV(1)		High	Low
First Quarter		$25.94	$18.25	$15.15
Second Quarter		$27.20	$17.20	$16.53
Third Quarter		$21.75	$19.97	$15.17
Fourth Quarter through January 29, 2013	$	*	$18.16	$15.07

*
Not determinable at the time of filing.

(1)
Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset values shown are based on outstanding shares at the end of each period.

Holders

        The last reported price for our common stock on January 29, 2013 was $18.16 per share. As of January 29, 2013, there were 26 holders of record of our common stock.

Dividend Policy

        The following table summarizes our dividends or distributions declared during fiscal 2009, 2010, 2011, 2012 and 2013:

Date Declared	Record Date	Payment Date	Amount per Share
May 22, 2008	May 30, 2008	June 13, 2008	$3.90
August 19, 2008	August 29, 2008	September 15, 2008	$3.90
December 8, 2008	December 18, 2008	December 29, 2008	$2.50

Total Dividends Declared for Fiscal 2009			$10.30

November 13, 2009	November 25, 2009	December 31, 2009	$18.25	(1)

Total Dividends Declared for Fiscal 2010			$18.25

November 12, 2010	November 19, 2010	December 29, 2010	$4.40	(1)

Total Dividends Declared for Fiscal 2011			$4.40

November 15, 2011	November 25, 2011	December 30, 2011	$3.00	(1)

Total Dividends Declared for Fiscal 2012			$3.00

November 9, 2012	November 20, 2012	December 31, 2012	$4.25	(1)

Total Dividends Declared for Fiscal 2013 (through , 2013)			$4.25

(1)
This dividend was paid by combination of shares of common stock and cash. Please see the discussion immediately following this table for more detail about the composition of this dividend.

        Our future distributions, if any, will be determined by our board of directors and paid out of assets legally available for distribution. Any such distributions will be taxable to our stockholders, including to those stockholders who receive additional shares of our common stock pursuant to our dividend reinvestment plan. Prior to January 2009, we paid quarterly dividends to our stockholders. However, in January 2009, we suspended the practice of paying quarterly dividends to our stockholders and have made three dividend distributions (in December 2011, 2010 and 2009) to our stockholders since such time. We are prohibited from making distributions that cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or that violate our debt covenants.

        Given the size of our asset base and our growing pipeline of attractive investments, our board of directors believes that using our capital resources to build and diversify our portfolio serves stockholders' interests best by better positioning us to generate current income and capital appreciation on an increasing scale in future periods. Therefore, our board of directors determined to pay a 20% cash and 80% stock dividend with respect to a significant portion of our taxable income for our 2012 fiscal year in accordance with certain IRS private letter rulings. For more detailed information about this dividend, please see the discussion below.

        In order to maintain our qualification as a RIC, we must for each fiscal year distribute an amount equal to at least 90% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. In addition, we will be subject to federal excise taxes to the extent we do not distribute during the calendar year at least (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. For the 2012 calendar year, the Company made distributions sufficient such that we did not incur any federal excise taxes. We may elect to withhold from distribution a portion of our ordinary income for the 2013 calendar year and/or portion of the capital gains in excess of capital losses realized during the one year period ending October 31, 2013, if any, and, if we do so, we would expect to incur federal excise taxes as a result.

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends.

        Pursuant to a revenue procedure (Revenue Procedure 2010-12), or the Revenue Procedure, issued by the IRS, the IRS indicated that it would treat distributions from certain publicly traded RICs (including BDCs) that were paid part in cash and part in stock as dividends that would satisfy the RIC's annual distribution requirements and qualify for the dividends paid deduction for federal income tax purposes. In order to qualify for such treatment, the Revenue Procedure required that at least 10% of the total distribution be payable in cash and that each stockholder have a right to elect to receive its entire distribution in cash. If too many stockholders elected to receive cash, each stockholder electing to receive cash must receive a proportionate share of the cash to be distributed (although no stockholder electing to receive cash may receive less than 10% of such stockholder's distribution in cash). This Revenue Procedure applied to distributions declared on or before December 31, 2012 with respect to taxable years ending on or before December 31, 2011.

        Although this Revenue Procedure is no longer available and did not apply to our distributions for our fiscal year ended February 29, 2012, the revenue procedure was based upon certain applicable provisions of the Code and the Treasury regulations pursuant to which distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. Consistent with these provisions, the IRS has issued private letter rulings concluding that a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20% of the aggregate declared distribution.

        On November 9, 2012, our board of directors declared a dividend of $4.25 per share payable on December 31, 2012, to common stockholders of record on November 22, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $3.3 million or $0.85 per share.

        Based on shareholder elections, the dividend consisted of $3.3 million in cash and 853,455 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.4437 per share, which equaled the volume weighted average trading price per share of the common stock on December 14, 17 and 19, 2012.

        On November 15, 2011, our board of directors declared a dividend of $3.00 per share payable on December 30, 2011, to common stockholders of record on November 25, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.0 million or $0.60 per share.

        Based on shareholder elections, the dividend consisted of $2.0 million in cash and 599,584 shares of common stock, or 18% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.117067 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2011.

        On November 12, 2010, we declared a dividend of $4.40 per share which was paid on December 29, 2010. Stockholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that at least 10% of the distribution is payable in cash. Based on shareholder elections, the dividend consisted of $1.2 million in cash and 596,235 shares of common stock, or 22% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 10.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $17.8049 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2010.

        On November 13, 2009, we declared a dividend of $18.25 per share payable on December 31, 2009. Stockholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all stockholders was limited to $2.1 million or $0.25 per share. Based on stockholder elections, the dividend consisted of $2.1 million in cash and 8,648,725 shares of common stock, or 104% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 13.7% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to stockholders who elected to receive cash.

 MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
OPERATIONS

        The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under "Risk Factors" and "Note about Forward-Looking Statements" appearing elsewhere in this prospectus.

Overview

        We are a Maryland corporation that has elected to be treated as a BDC under the 1940 Act. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We invest primarily in leveraged loans and mezzanine debt issued by private U.S. middle market companies, both through direct lending and through participation in loan syndicates. We may also invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, which may include securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds. We have elected and qualified to be treated as a RIC under Subchapter M of the Code.

Corporate History and Recent Developments

        We commenced operations, at the time known as GSC Investment Corp., on March 23, 2007 and completed an initial public offering of shares of common stock on March 28, 2007. Prior to July 30, 2010, we were externally managed and advised by GSCP (NJ), L.P., an entity affiliated with GSC Group, Inc. In connection with the consummation of a recapitalization transaction on July 30, 2010, we engaged Saratoga Investment Advisors ("SIA") to replace GSCP (NJ), L.P. as our investment adviser and changed our name to Saratoga Investment Corp.

        As a result of the event of default under a revolving securitized credit facility with Deutsche Bank we previously had in place, the auditors of GSC Investment Corp. (now known as Saratoga Investment Corp.) included in their audit report dated May 27, 2010 that there was substantial doubt about GSC Investment Corp.'s ability to continue as a going concern. In light of the event of default under the revolving securitized credit facility, we engaged the investment banking firm of Stifel, Nicolaus & Company to evaluate strategic transaction opportunities and consider alternatives for us in December 2008. On April 14, 2010, we entered into a stock purchase agreement with Saratoga Investment Advisors and certain of its affiliates and an assignment, assumption and novation agreement with Saratoga Investment Advisors, pursuant to which we assumed certain rights and obligations of Saratoga Investment Advisors under a debt commitment letter Saratoga Investment Advisors received from Madison Capital Funding, indicating Madison Capital Funding's willingness to provide us with a $40 million senior secured revolving credit facility, subject to the satisfaction of certain terms and conditions. In addition, we and GSCP (NJ), L.P. entered into a termination and release agreement, to be effective as of the closing of the transaction contemplated by the stock purchase agreement, pursuant to which GSCP (NJ), L.P., among other things, agreed to waive any and all accrued and unpaid deferred incentive management fees up to and as of the closing of the transaction contemplated by the stock purchase agreement but continued to be entitled to receive the base management fees earned through the date of the closing of the transaction contemplated by the stock purchase agreement.

        On July 30, 2010, the transactions contemplated by the stock purchase agreement with Saratoga Investment Advisors and certain of its affiliates were completed, and included the following actions:

  •
  the private sale of 986,842 shares of our common stock for $15 million in aggregate purchase price to Saratoga Investment Advisors and certain of its affiliates;

  •
  the closing of the $40 million senior secured revolving credit facility with Madison Capital Funding;

  •
  the execution of a registration rights agreement with the investors in the private sale transaction, pursuant to which, among other things, we agreed to file a registration statement with the SEC to register for resale the shares of our common stock sold in the private sale transaction, including any shares of common stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event relating thereto, and to use commercially reasonable efforts to cause such registration statement to be declared effective within 90 days after the date on which the registration statement was initially filed with the SEC;

  •
  the execution of a trademark license agreement with Saratoga Investment Advisors pursuant to which Saratoga Investment Advisors granted us a non-exclusive, royalty-free license to use the "Saratoga" name, for so long as Saratoga Investment Advisors or one of its affiliates remains our investment adviser;

  •
  replacing GSCP (NJ), L.P. as our investment adviser and administrator with Saratoga Investment Advisors by executing an investment advisory and management agreement, which was approved by our stockholders, and an administration agreement with Saratoga Investment Advisors;

  •
  the resignations of Robert F. Cummings, Jr. and Richard M. Hayden, both of whom are affiliates of GSCP (NJ) L.P., as members of the board of directors and the election of Christian L. Oberbeck and Richard A. Petrocelli, both of whom are affiliates of Saratoga Investment Advisors, as members of the board of directors;

  •
  the resignation of all of our then existing executive officers and the appointment by our board of directors of Mr. Oberbeck as our chief executive officer and president and Mr. Petrocelli as our chief financial officer, secretary and chief compliance officer; and

  •
  our name change from "GSC Investment Corp." to "Saratoga Investment Corp."

        We used the net proceeds from the private sale transaction and a portion of the funds available to us under the $40 million senior secured revolving credit facility with Madison Capital Funding to pay the full amount of principal and accrued interest, including default interest, outstanding under our revolving securitized credit facility with Deutsche Bank. The revolving securitized credit facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010.

        On August 12, 2010, we effected a one-for-ten reverse stock split of our outstanding common stock. As a result of the reverse stock split, every ten shares of our common stock were converted into one share of our common stock. Any fractional shares received as a result of the reverse stock split were redeemed for cash. The total cash payment in lieu of shares was $230. Immediately after the reverse stock split, we had 2,680,842 shares of our common stock outstanding.

Critical Accounting Policies

Basis of Presentation

        The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make certain estimates and assumptions affecting amounts reported in the Company's consolidated financial statements. We have identified investment valuation, revenue recognition and the recognition of capital gains incentive fee expense as our most critical accounting estimates. We continuously evaluate our estimates, including those related to the matters described below. These estimates are based on the information that is currently available to us and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ materially from those estimates under different assumptions or conditions. A discussion of our critical accounting policies follows.

Investment Valuation

        The Company accounts for its investments at fair value in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that its investments are to be sold at the statement of assets and liabilities date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

        Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved, in good faith, by our board of directors based on input from Saratoga Investment Advisers, the audit committee of our board of directors and a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

  •
  Each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

  •
  An independent valuation firm engaged by our board of directors reviews approximately one quarter of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process:

  •
  The audit committee of our board of directors reviews each preliminary valuation and Saratoga Investment Advisors and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

  •
  Our board of directors discusses the valuations and approves the fair value of each investment, in good faith, based on the input of Saratoga Investment Advisors, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

        Our investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation of the subordinated notes of Saratoga CLO held by us.

Revenue Recognition

  Income Recognition

        Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

        Interest income on our investment in Saratoga CLO is recorded using the effective interest method in accordance with the provisions of ASC Topic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

  Paid-in-Kind Interest

        The Company holds debt investments in its portfolio that contain a payment-in-kind ("PIK") interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Capital Gains Incentive Fee

        The Company records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when the unrealized gains on its investments exceed all realized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company's investment adviser related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period.

Revenues

        We generate revenue in the form of interest income and capital gains on the debt investments that we hold and capital gains, if any, on equity interests that we may acquire. We expect our debt investments, whether in the form of leveraged loans or mezzanine debt, to have terms of up to ten years, and to bear interest at either a fixed or floating rate. Interest on debt will be payable generally either quarterly or semi-annually. In some cases, our debt investments may provide for a portion of the interest to be paid-in-kind ("PIK"). To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation. The principal amount of the debt and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or investment management services and possibly consulting fees. Any such fees will be generated in connection with our investments and recognized as earned. We may also invest in preferred equity securities that pay dividends on a current basis.

        On January 22, 2008, we entered into a collateral management agreement with Saratoga CLO, pursuant to which we act as its collateral manager and receive a senior collateral management fee of 0.10% and a subordinate collateral management fee of 0.40% of the outstanding principal amount of Saratoga CLO's assets, paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20% of excess cash flow to the extent the Saratoga CLO subordinated notes receive an internal rate of return equal to or greater than 12%.

        We recognize interest income on our investment in the subordinated notes of Saratoga CLO using the effective interest method, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Expenses

        Our primary operating expenses include the payment of investment advisory and management fees, professional fees, directors and officers insurance, fees paid to independent directors and administrator expenses, including our allocable portion of our administrator's overhead. Our investment advisory and management fees compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions, including those relating to:

  •
  organization;

  •
  calculating our net asset value (including the cost and expenses of any independent valuation firm);

  •
  expenses incurred by our investment adviser payable to third parties, including agents, consultants or other advisers, in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies;

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  offerings of our common stock and other securities;

  •
  investment advisory and management fees;

  •
  fees payable to third parties, including agents, consultants or other advisers, relating to, or associated with, evaluating and making investments;

  •
  transfer agent and custodial fees;

  •
  federal and state registration fees;

  •
  all costs of registration and listing our common stock on any securities exchange;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  costs of preparing and filing reports or other documents required by governmental bodies (including the SEC and the SBA);

  •
  costs of any reports, proxy statements or other notices to common stockholders including printing costs;

  •
  our fidelity bond, directors and officers errors and omissions liability insurance, and any other insurance premiums;

  •
  direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and

  •
  administration fees and all other expenses incurred by us or, if applicable, the administrator in connection with administering our business (including payments under the administration agreement based upon our allocable portion of the administrator's overhead in performing its obligations under an administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs (including travel expenses)).

        Pursuant to the investment advisory and management agreement that we had with GSCP (NJ), L.P., our former investment adviser and administrator, we had agreed to pay GSCP (NJ), L.P. as investment adviser a quarterly base management fee of 1.75% of the average value of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the applicable fiscal quarter, and an incentive fee.

        The incentive fee had two parts:

  •
  A fee, payable quarterly in arrears, equal to 20% of our pre-incentive fee net investment income, expressed as a rate of return on the value of the net assets at the end of the immediately preceding quarter, that exceeded a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each fiscal quarter. Under this provision, in any fiscal quarter, our investment adviser received no incentive fee unless our pre-incentive fee net investment income exceeded the hurdle rate of 1.875%. Amounts received as a return of capital were not included in calculating this portion of the incentive fee. Since the hurdle rate was based on net assets, a return of less than the hurdle rate on total assets could still have resulted in an incentive fee.

  •
  A fee, payable at the end of each fiscal year, equal to 20% of our net realized capital gains, if any, computed net of all realized capital losses and unrealized capital depreciation, in each case on a cumulative basis, less the aggregate amount of capital gains incentive fees paid to the investment adviser through such date.

        We deferred cash payment of any incentive fee otherwise earned by our former investment adviser if, during the then most recent four full fiscal quarters ending on or prior to the date such payment was to be made, the sum of (a) our aggregate distributions to our stockholders and (b) our change in net assets (defined as total assets less liabilities) (before taking into account any incentive fees payable during that period) was less than 7.5% of our net assets at the beginning of such period. These calculations were appropriately pro rated for the first three fiscal quarters of operation and adjusted for any share issuances or repurchases during the applicable period. Such incentive fee would become payable on the next date on which such test had been satisfied for the most recent four full fiscal quarters or upon certain terminations of the investment advisory and management agreement. We commenced deferring cash payment of incentive fees during the quarterly period ended August 31, 2007, and continued to defer such payments through the quarterly period ended May 31, 2010. As of July 30, 2010, the date on which GSCP (NJ), L.P. ceased to be our investment adviser and administrator, we owed GSCP (NJ), L.P. $2.9 million in fees for services previously provided to us; of which $0.3 million has been paid by us. GSCP (NJ), L.P. agreed to waive payment by us of the remaining $2.6 million in connection with the consummation of the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates described elsewhere in this prospectus.

        The terms of the investment advisory and management agreement with Saratoga Investment Advisors, our current investment adviser, are substantially similar to the terms of the investment advisory and management agreement we had entered into with GSCP (NJ), L.P., our former investment adviser, except for the following material distinctions in the fee terms:

  •
  The capital gains portion of the incentive fee was reset with respect to gains and losses from May 31, 2010, and therefore losses and gains incurred prior to such time will not be taken into account when calculating the capital gains fee payable to Saratoga Investment Advisors and, as a result, Saratoga Investment Advisors will be entitled to 20% of net gains that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 equal the fair value of such investment as of such date. Under the investment advisory and management agreement with our former investment adviser, GSCP (NJ), L.P., the capital gains fee was calculated from March 21, 2007, and the gains were substantially outweighed by losses.

  •
  Under the "catch up" provision, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income that exceeds 1.875% (7.5% annualized) but is less than or equal to 2.344% in any fiscal quarter is payable to Saratoga Investment Advisors. This will enable Saratoga Investment Advisors to receive 20% of all net investment income as such amount approaches 2.344% in any quarter, and Saratoga Investment Advisors will receive 20% of any additional net investment income. Under the investment advisory and management agreement with our former investment adviser, GSCP (NJ), L.P. only received 20% of the excess net investment income over 1.875%.

  •
  We will no longer have deferral rights regarding incentive fees in the event that the distributions to stockholders and change in net assets is less than 7.5% for the preceding four fiscal quarters.

        To the extent that any of our leveraged loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of interest rate caps, futures, options and forward contracts. Costs incurred in entering into or settling such contracts will be borne by us.

Portfolio and Investment Activity

Corporate Debt Portfolio Overview

	At November 30, 2012	At February 29, 2012	At February 28, 2011	At February 28, 2010
	($ in millions)
Number of investments(2)	36	30	34	38
Number of portfolio companies(2)	23	21	24	27
Average investment size(2)	$2.6	$2.3	$1.7	$1.9
Weighted average maturity(2)	3.2 yrs	3.0yrs	3.1yrs	2.5yrs
Number of industries(2)	15	15	16	19
Average investment per portfolio company(2)	$4.1	$3.3	$2.5	$2.7
Non-performing or delinquent investments(2)	$6.6	$0.0	$0.0	$18.5
Fixed rate debt (% of interest bearing portfolio)(1)	$30.8(35.5)%	$18.7(29.3)%	$9.4(18.6)%	$33.0(46.9
Weighted average current coupon(1)	12.3%	13.0%	13.8%	11.6
Floating rate debt (% of interest bearing portfolio)(1)	$56.0(64.5)%	$45.1(70.7)%	$41.1(81.4)%	$37.4(53.1
Weighted average current spread over LIBOR(1)	7.3%	7.4%	5.6%	7.6

(1)
Excludes our investment in the subordinated notes of Saratoga CLO and equity interests and limited partnership interests.

(2)
Excludes our investment in the subordinated notes of Saratoga CLO and limited partnership interests.

        During the three months ended November 30, 2012, we made $6.4 million of investments in new or existing portfolio companies, had $1.5 million in aggregate amount of exits and repayments, resulting in net investments of $4.9 million for the period. During the three months ended November 30, 2011, we made $11.4 million of investments in new or existing portfolio companies, had $18.4 million in aggregate amount of exits and repayments, resulting in net repayments of $7.0 million for the period.

        During the nine months ended November 30, 2012, we made $34.7 million of investments in new or existing portfolio companies, had $16.0 million in aggregate amount of exits and repayments, resulting in net investments of $18.7 million for the period. During the nine months ended November 30, 2011, we made $28.9 million of investments in new or existing portfolio companies, had $31.9 million in aggregate amount of exits and repayments, resulting in net repayments of $3.0 million for the period.

        During the fiscal year ended February 29, 2012, we made $38.7 million investments in new or existing portfolio companies and had $33.6 million in aggregate amount of exits and repayments resulting in net investments of $5.1 million for the year.

        During the fiscal year ended February 28, 2011, we made $9.0 million investments in new or existing portfolio companies and had $32.0 million in aggregate amount of exits and repayments resulting in net repayments of $23.0 million for the year.

        During the fiscal year ended February 28, 2010, we made no investments in new or existing portfolio companies and had $15.2 million in aggregate amount of exits and repayments resulting in net repayments of $15.2 million for the year.

        Our portfolio composition at November 30, 2012, February 29, 2012, and February 28, 2011 and 2010 was as follows:

Portfolio composition

	At November 30, 2012		At February 29, 2012		At February 28, 2011		At February 28, 2010
	Percent of Total Portfolio	Weighted Average Current Yield	Percentage of Total Portfolio	Weighted Average Current Yield	Percentage of Total Portfolio	Weighted Average Current Yield	Percentage of Total Portfolio	Weighted Average Current Yield
First lien term loans	53.7%	10.0%	38.0%	10.1%	23.1%	9.5%	18.6%	8.6%
Second lien term loans	8.4	11.3	9.3	10.3	25.3	10.1	22.7	8.1
Senior secured notes	8.8	16.8	11.2	16.0	12.4	15.9	31.0	11.6
Senior unsecured loans	—	—	6.3	15.0	2.4	13.8	6.4	12.2
Unsecured notes	1.9	19.9	2.1	19.3	—	—	—	—
Saratoga CLO subordinated notes	20.7	22.9	27.1	20.2	28.4	15.8	18.7	8.3
Equity interests	6.5	N/A	6.0	N/A	8.4	N/A	2.6	N/A
Limited partnership interests	—	N/A	—	N/A	—	N/A	—	N/A

Total	100.0%	12.9%	100.0%	13.4%	100.0%	11.5%	100.0%	9.3%

        Our investment in the subordinated notes of Saratoga CLO represents a first loss position in a portfolio that, at November 30, 2012, February 29, 2012, and February 28, 2011 and 2010, was composed of $393.4, $380.2, $410.2 and $387.1 million, respectively, in aggregate principal amount of predominantly senior secured first lien term loans. This investment is subject to unique risks. ("Risk Factors—Our investment in Saratoga CLO constitutes a leveraged investment in a portfolio of predominantly senior secured first lien term loans and is subject to additional risks and volatility"). We do not consolidate the Saratoga CLO portfolio in our financial statements. Accordingly, the metrics below do not include the underlying Saratoga CLO portfolio investments. Accordingly, the metrics below do no include the underlying Saratoga CLO portfolio investments. However, at November 30, 2012, 98.5% of the Saratoga CLO portfolio investments had a CMR (as defined below) color rating of green or yellow and one Saratoga CLO portfolio investment was in default. At February 29, 2012 and February 28, 2011 and 2010, one, three and five Saratoga CLO portfolio investments were in default and 99.3% , 97.0% and 92.3%, respectively, of the Saratoga CLO portfolio investments had a CMR (as defined below) color rating of green or yellow.

        Saratoga Investment Advisors normally grades all of our investments using a credit and monitoring rating system ("CMR"). The CMR consists of a single component: a color rating. The color rating is based on several criteria, including financial and operating strength, probability of default, and restructuring risk. The color ratings are characterized as follows: (Green)—strong credit; (Yellow)—satisfactory credit; (Red)—payment default risk, in payment default and/or significant restructuring activity.

        The CMR distribution of our investments at November 30, 2012, February 29, 2012 and February 28, 2011 was as follows:

Portfolio CMR distribution

	At November 30, 2012		At February 29, 2012		At February 28, 2011
Color Score	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)		($ in thousands)		($ in thousands)
Green	$63,151	52.9%	$41,069	43.1%	$10,900	13.6%
Yellow	10,997	9.2	10,415	10.9	14,998	18.8
Red	12,715	10.7	12,340	12.9	24,660	30.8
N/A(1)	32,428	27.2	31,536	33.1	29,467	36.8

Total	$119,291	100.0%	$95,360	100.0%	$80,025	100.0%

(1)
Comprised of our investment in the subordinated notes of Saratoga CLO, equity interests, and limited partnership interests.

Portfolio composition by industry grouping at fair value

        The following table shows the portfolio composition by industry grouping at fair value at November 30, 2012, February 29, 2012 and February 28, 2011.

	At November 30, 2012		At February 29, 2012		At February 28, 2011
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Structured Finance Securities(1)	$24,641	20.7%	$25,846	27.1%	$22,732	28.4%
Logistics	11,454	9.6	11,100	11.6	2,499	3.1
Electronics	7,323	6.1	8,914	9.3	8,634	10.8
Consumer Products	14,000	11.7	7,584	7.9	10,249	12.8
Automotive	13,207	11.1	—	—	—	—
Business Services	8,915	7.5	—	—	—	—
Metals	6,641	5.6	6,537	6.9	4,231	5.3
Manufacturing	—	—	6,000	6.3	7,358	9.2
Publishing	5,205	4.4	5,392	5.7	5,855	7.3
Consumer Services	5,273	4.4	5,388	5.7	245	0.3
Food and Beverage	10,627	8.9	5,249	5.5	1,546	1.9
Healthcare Services	4,888	4.1	4,824	5.1	8,014	10.0
Aerospace	3,500	2.9	3,500	3.7	—	—
Environmental	2,747	2.3	2,323	2.4	2,952	3.7
Financial Services	—	—	1,600	1.7	1,710	2.2
Education	324	0.3	592	0.6	259	0.3
Homebuilding	290	0.2	289	0.3	816	1.0
Building Products	256	0.2	222	0.2	155	0.2
Packaging	—	—	—	—	2,453	3.1
Oil and Gas	—	—	—	—	317	0.4

Total	$119,291	100.0%	$95,360	100.0%	$80,025	100.0%

(1)
Comprised of our investment in the subordinated notes of Saratoga CLO.

Portfolio composition by geographic location at fair value

        The following table shows the portfolio composition by geographic location at fair value at November 30, 2012, February 29, 2012 and February 28, 2011. The geographic composition is determined by the location of the corporate headquarters of the portfolio company.

	At November 30, 2012		At February 29, 2012		At February 28, 2011
	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio	Investments at Fair Value	Percentage of Total Portfolio
	($ in thousands)
Other(1)	$24,641	20.7%	$25,846	27.1%	$22,732	28.4%
West	20,043	16.8	21,615	22.7	16,332	20.4
Southeast	42,235	35.4	19,878	20.8	7,815	9.8
Midwest	18,952	15.9	15,451	16.2	18,490	23.1
Northeast	13,420	11.2	12,570	13.2	12,203	15.2
International	—	—	—	—	2,453	3.1

Total	$119,291	100.0%	$95,360	100.0%	$80,025	100.0%

(1)
Comprised of our investment in the subordinated notes of Saratoga CLO.

Results of operations

        Operating results for the three and nine months ended November 30, 2012 and 2011 and for the years ended February 29, 2012, and February 28, 2011 and 2010 are as follows:

	For the three months ended
	November 30, 2012	November 30, 2011
	($ in thousands)
Total investment income	$4,034	$3,629
Total expenses, net	1,545	2,805

Net investment income	2,489	824
Net realized gains (losses)	95	(5,832)
Net unrealized gains (losses)	(1,839)	11,221

Net increase in net assets resulting from operations	$745	$6,213

	For the nine months ended
	November 30, 2012	November 30, 2011
	($ in thousands)
Total investment income	$11,816	$10,065
Total expenses, net	6,740	5,942

Net investment income	5,076	4,123
Net realized gains (losses)	412	(5,840)
Net unrealized gains	3,319	11,912

Net increase in net assets resulting from operations	$8,807	$10,195

	For the Year Ended
	February 29, 2012	February 28, 2011	February 28, 2010
	($ in thousands)
Total investment income	$13,512	$14,173	$15,617
Total expenses before waiver and reimbursement	7,811	11,819	10,547
Total expense waiver and reimbursement	—	(2,895)	(671)
Total expenses net of expense waiver and reimbursement	7,811	8,924	9,876

Net investment income before income taxes	5,701	5,249	5,741
Income tax expense, including excise tax	—	—	(27)

Net investment income	5,701	5,249	5,714
Net realized losses	(12,186)	(24,684)	(6,654)
Net unrealized gains (losses)	19,760	36,393	(9,523)

Net increase (decrease) in net assets resulting from operations	$13,275	$16,958	$(10,463)

Investment Income

        The composition of our investment income in each period was as follows:

	For the three months ended
	November 30, 2012	November 30, 2011
	($ in thousands)
Interest from investments	$3,513	$3,033
Management fee income from Saratoga CLO	500	502
Interest from cash and cash equivalents and other income	21	94

Total	$4,034	$3,629

	For the nine months ended
	November 30, 2012	November 30, 2011
	($ in thousands)
Interest from investments	$10,138	$8,307
Management fee income from Saratoga CLO	1,501	1,512
Interest from cash and cash equivalents and other income	177	246

Total	$11,816	$10,065

	February 29, 2012	February 28, 2011	February 28, 2010
	($ in thousands)
Interest from investments	$11,254	$12,041	$13,300
Management of Saratoga CLO	2,012	2,032	2,057
Interest from cash and cash equivalents and other income	246	99	260

Total	$13,512	$14,172	$15,617

        For the three months ended November 30, 2012, total investment income increased $0.4 million, or 11.2%, compared to the three months ended November 30, 2011. The increase in total investment income for the three months ended November 30, 2012 versus the three months ended

November 30, 2011 was the result of higher interest income recognized on our non-control investments during the three months ended November 30, 2012.

        For the nine months ended November 30, 2012, total investment income increased $1.8 million, or 17.4%, compared to the nine months ended November 30, 2011. The increase in total investment income for the nine months ended November 30, 2012 versus the nine months ended November 30, 2011 was the result of higher interest income recognized on our non- control investments during the nine months ended November 30, 2012.

        For the three and nine months ended November 30, 2012, total PIK income was $0.3 million and $0.8 million respectively. For the three and nine months ended November 30, 2011, total PIK income was $0.3 million and $1.2 million, respectively. For the three and nine months ended November 30, 2012, we accrued $0.5 million and $1.5 million in collateral management fee income, respectively, due from Saratoga CLO and $1.0 million and $3.2 million in interest income, respectively, due from Saratoga CLO. For the three and nine months ended November 30, 2011, we accrued $0.5 million and $1.5 million in collateral management fee income, respectively, due from Saratoga CLO and $1.2 million and $3.1 million in interest income, respectively, due from Saratoga CLO. The reinvestment period for the Saratoga CLO is scheduled to end in January 2013. Following the reinvestment period, proceeds from principal payments in the loan portfolio of Saratoga CLO will be used to pay down its outstanding notes, starting with Class A notes. As a result, the collateral management fee income and the interest income that we receive from the Saratoga CLO will start to decline in 2013.

        For the year ended February 28, 2012, total investment income decreased $0.7 million, or 4.7% compared to the fiscal year ended February 28, 2011. Interest income from our investment in the subordinated notes of Saratoga CLO increased $0.9 million, or 27.4%, to $4.2 million for the year ended February 28, 2012 from $3.3 million for the fiscal year ended February 28, 2011.

        For the year ended February 28, 2011, total investment income decreased $1.4 million, or 9.3% compared to the fiscal year ended February 28, 2010. The decrease is predominantly attributable to a smaller total average portfolio, partially offset by an increase in the effective interest rate earned on our investment in the subordinated notes of Saratoga CLO. Interest income from our investment in the subordinated notes of Saratoga CLO increased $0.9 million, or 37.4%, to $3.3 million for the year ended February 28, 2011 from $2.4 million for the fiscal year ended February 28, 2010.

        For the fiscal years ended February 29, 2012, and February 28, 2011 and 2010, total PIK income was $1.4 million, $1.1 million and $0.9 million, respectively.

Expenses

        The composition of our operating expenses in each period was as follows:

	For the three months ended
	November 30, 2012	November 30, 2011
	($ in thousands)
Interest and credit facility expense	$530	$307
Base management fees	529	394
Professional fees	347	356
Incentive management fees	(413)	1,179
Administrator expenses	250	250
Insurance expenses	129	145
Directors fees	54	51
General and administrative and other expenses	119	123

Total expenses	$1,545	$2,805

	For the nine months ended
	November 30, 2012	November 30, 2011
	($ in thousands)
Interest and credit facility expense	$1,809	$987
Base management fees	1,492	1,204
Professional fees	986	1,282
Incentive management fees	887	842
Administrator expenses	750	730
Insurance expenses	390	449
Directors fees	156	153
General and administrative and other expenses	270	295

Total expenses	$6,740	$5,942

	For the year ended
	February 29, 2012	February 28, 2011	February 28, 2010
	($ in thousands)
Interest and credit facility expense	$1,298	$2,612	$4,096
Base management fees	1,618	1,646	1,951
Professional fees	1,455	3,325	2,071
Incentive management fees	1,257	1,869	328
Administrator expenses	1,000	810	671
Insurance expenses	579	705	870
Directors fees	209	373	295
General and administrative expenses	390	479	265
Other	5	—	—

Total operating expenses before manager waiver and reimbursement	$7,811	$11,819	$10,547

        For the three months ended November 30, 2012, total expenses decreased $1.3 million, or 44.9%, compared to the three months ended November 30, 2011. The decrease is primarily related to a reversal of incentive management fees related to the decrease in unrealized appreciation on our investment in the Saratoga CLO, partially offset by an increase in interest and credit facility expense and base management fees due to the growth in our portfolio and amount of our outstanding debt.

        For the nine months ended November 30, 2012, total expenses increased $0.8 million, or 13.4%, compared to the nine months ended November 30, 2011. These increases were primarily attributable to increases in interest and credit facility expense and base management fees due to the growth in our portfolio and amount of our outstanding debt.

        As discussed above, the increase in interest and credit facility expense for the three and nine months ended November 30, 2012 is primarily attributable to an increase in the amount of outstanding debt as compared to the prior periods. In this regard, there were outstanding balances under our senior secured revolving credit facility with Madison Capital Funding of $20.0 million at February 29, 2012 and $14.9 million at November 30, 2012. In the prior period, we had outstanding balances under our revolving securitized credit facility with Madison Capital Funding of $4.5 million at February 29, 2011 and no outstanding balance at November 30, 2011. For the three and nine months ended November 30, 2012, the weighted average interest rate on our outstanding indebtedness was 7.5%. For the three months ended November 30, 2011, there was no outstanding indebtedness. For the nine months ended November 30, 2011, the weighted average interest rate on our outstanding indebtedness was 7.5%.

        For the year ended February 29, 2012, total operating expenses before manager expense waiver and reimbursement decreased $4.0 million, or 33.9% compared to the fiscal year ended February 28, 2011. For the year ended February 28, 2011, total operating expenses before manager expense waiver and reimbursement increased $1.3 million, or 12.1% compared to the fiscal year ended February 28, 2010.

        For the year ended February 29, 2012, the decrease in interest and credit facility expense is primarily attributable to a decrease in outstanding debt during the year. For the year ended February 28, 2011, the Company recorded a one time non-cash charge of $0.5 million as a result of the write-off of deferred financing costs on its former credit facility, as a result of our July 30, 2009 event of default (please see "—Financial Condition, Liquidity and Capital Resources" below for more information). For the year ended February 29, 2012, the weighted average interest rate on our outstanding indebtedness was 7.50% compared to 8.75% for the fiscal year ended February 28, 2011 and 6.80% for the fiscal year ended February 28, 2010.

        For the year ended February 29, 2012, base management fees decreased $0.03 million, or 1.7% compared to the fiscal year ended February 28, 2011. The reduction in base management fees results from the slight decrease in the average value of our total net assets. For the year ended February 28, 2011, base management fees decreased $0.3 million, or 15.6% compared to the fiscal year ended February 28, 2010. The reduction in base management fees results from the decrease in the average value of our total net assets and the continued reduction in the total portfolio size.

        For the year ended February 29, 2012, professional fees decreased $1.9 million, or 56.2% compared to the fiscal year ended February 28, 2011. For the year ended February 28, 2011, professional fees increased $1.3 million, or 60.6% compared to the fiscal year ended February 28, 2010. The change in professional fees for these periods is attributable to additional legal and professional fees incurred in the fiscal year ended February 28, 2011 associated with the evaluation of strategic transaction opportunities including the refinancing of the Company's senior credit facility and the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates described elsewhere in this prospectus.

        For the year ended February 29, 2012, incentive management fees decreased $0.6 million, or 32.7% compared to the fiscal year ended February 28, 2011. The decrease in incentive management fees is primarily attributable to a decrease in accrued incentive fees related to capital gains. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Critical

Accounting Policies—Capital Gains Incentive Fee." For the year ended February 28, 2011, incentive management fees increased $1.5 million, or 470.3% compared to the fiscal year ended February 28, 2010. The increase in incentive management fees is primarily attributable to an increase in accrued incentive fees related to capital gains. In connection with the consummation of the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates described elsewhere in this prospectus, the outstanding incentive fees owed to our former external investment adviser were waived. See "Overview—Expense" above for more information.

        For the year ended February 29, 2012, manager expense waiver and reimbursement decreased $2.9 million, or 100.0% compared to the fiscal year ended February 28, 2011. The decrease is primarily attributable to the reversal of previously accrued and recorded deferred incentive management fees in fiscal year ended February 28, 2011 related to net investment income as a result of the agreement with our former investment adviser. For the year ended February 28, 2011, manager expense waiver and reimbursement increased $2.2 million, or 331.5% compared to the fiscal year ended February 28, 2010. The increase is primarily attributable to the reversal of previously accrued and recorded deferred incentive management fees related to net investment income as a result of the agreement with our former investment adviser.

Net Realized Gains/Losses from Investments

        For the three months ended November 30, 2012, we had $1.5 million of sales, repayments, exits and restructurings, resulting in $0.1 million of net realized gains. For the nine months ended November 30, 2012, we had $16.0 million of sales, repayments, exits and restructurings resulting in $0.5 million of net realized gains. For the three months ended November 30, 2011, we had $18.4 million of sales, repayments, exits and restructurings, resulting in $5.8 million of net realized losses. For the nine months ended November 30, 2011, we had $31.9 million of sales, repayments, exits and restructurings resulting in $5.8 million of net realized losses.

        For the fiscal year ended February 29, 2012, the Company had $33.6 million of sales, repayments, exits or restructurings resulting in $12.2 million of net realized losses. The most significant realized gains and losses during the year ended February 29, 2012 were as follows:

Fiscal year ended February 29, 2012

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
Grant US Holdings LLP.	Second Lien Term Loan	$0	$(6,348)	$(6,348)
Pracs Institute Ltd.	Second Lien Term Loan	0	(4,078)	(4,078)
Bankruptcy Management Solutions, Inc.	Second Lien Term Loan	223	(2,645)	(2,422)

        For the fiscal year ended February 28, 2011, the Company had $32.0 million of sales, repayments, exits or restructurings resulting in $24.7 million of net realized losses. The most significant realized gains and losses during the year ended February 28, 2011 were as follows:

Fiscal year ended February 28, 2011

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
Custom Direct, Inc.	First Lien Term Loan	$1,832	$(1,535)	$297
Legacy Cabinets, Inc.	Second Lien Term Loan	139	(2,002)	(1,863)
Legacy Cabinets, Inc.	First Lien Term Loan	502	(1,496)	(994)
Jason Incorporated	Unsecured Notes	2,354	(13,700)	(11,346)
Bankruptcy Management Solutions, Inc.	Second Lien Term Loan	2,406	(4,793)	(2,387)
McMillin Companies LLC	Senior Secured Notes	2,750	(6,342)	(3,592)
Network Communications, Inc.	Unsecured Notes	1,285	(5,054)	(3,769)

        For the fiscal year ended February 28, 2010, the Company had $15.2 million of sales, repayments, exits or restructurings resulting in $6.7 million of net realized losses. Net realized losses were comprised of $1.1 million of gross realized gains and $7.8 million of gross realized losses. The most significant realized gains and losses during the year ended February 28, 2010 were as follows:

Fiscal year ended February 28, 2010

Issuer	Asset Type	Gross Proceeds	Cost	Net Realized Gain/(Loss)
		($ in thousands)
Atlantis Plastics Films, Inc.	First Lien Term Loan	$521	$—	$482
Asurion Corporation	First Lien Term Loan	1,930	(1,725)	205
Edgen Murray II, L.P.	Second Lien Term Loan	3,000	(2,832)	168
USS Mergerco, Inc.	Second Lien Term Loan	3,159	(5,847)	(2,688)
Targus Group International, Inc.	Second Lien Term Loan	2,121	(4,793)	(2,672)
Blaze Recycling & Metals, LLC	Senior Secured Notes	1,538	(2,495)	(957)

Net Unrealized Appreciation/Depreciation on Investments

        For the three months ended November 30, 2012, our investments had a decrease in net unrealized appreciation of $1.8 million versus an increase in net unrealized appreciation of $11.2 million for the three months ended November 30, 2011. For the nine months ended November 30, 2012, our investments had an increase in net unrealized appreciation of $3.2 million versus an increase in net unrealized appreciation of $11.9 million for the nine months ended November 30, 2011. For the year ended February 29, 2012, our investments had an increase in net unrealized appreciation of $19.8 million versus an increase in net unrealized depreciation of $36.4 million for the year ended February 28, 2011.

 Nine months ended November 30, 2012

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation	Year-To-Date Change in Unrealized Appreciation
			($ in thousands)
Targus Holdings, Inc.	Common Stock	$567	$3,732	$3,165	$1,056
Penton Media	First Lien Term Loan	4,442	4,285	(157)	468
Saratoga CLO	Other/Structured Finance Securities	20,362	24,641	4,279	1,974

        The $1.1 million of unrealized appreciation on our investment in Targus Holdings, Inc. resulted from its improved operating performance and improved trading multiples of comparable publicly traded companies. In addition, the $0.5 million of unrealized appreciation on our investment in Penton Media resulted from its improved operating performance.

        The $2.0 million of unrealized appreciation in our investment in the Saratoga CLO subordinated notes was due to higher relative cash flow projections (based on an improvement in the overall portfolio, a decrease in the assumed portfolio default rate) and a reduction in the CLO's cost basis due to distributions during the year offset by a higher discount rate used to present value the cash flows based on current market conditions.

Nine months ended November 30, 2011

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	Year-To-Date Change in Unrealized Appreciation/ (Depreciation)
			($ in thousands)
Pracs Institute, LTD.	Second Lien Term Loan	$4,078	$—	$(4,078)	$(3,023)
Penton Media	First Lien Term Loan	4,229	2,947	(1,282)	(1,192)
Saratoga CLO	Other/Structured Finance Securities	24,363	25,375	1,012	5,645

        The increase in unrealized depreciation in our investments in Pracs Institute, LTD. and Penton Media were due to declining prospects for the companies. The $5.6 million net unrealized appreciation in our investment in the Saratoga CLO subordinated notes was due to higher cash flow projections (based on an improvement in the overall portfolio, a decrease in the assumed portfolio default rate and an improvement in reinvestment assumptions based on current market conditions and projections) and a lower discount rate used to present value the cash flows based on current market conditions.

Fiscal year ended February 29, 2012

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
		($ in thousands)
Saratoga CLO	Other/ Structured Finance Securities	$23,541	$25,846	$2,305	$6,938
Targus Holdings, Inc	Common Stock	567	2,676	2,109	206
USS Parent Holding Corp.	Voting Common Stock	3,026	2,225	(801)	603
Penton Media, Inc.	First Lien Term Loan	4,281	3,655	(626)	(534)

        The $6.9 million net unrealized appreciation in our investment in the Saratoga CLO subordinated notes was due to higher cash flow projections based on an increase in principal balance and an improvement in the overcollateralization ratios, a decrease in the assumed portfolio default rate (based on better than forecast actual default rates and improved default forecasts) and an improvement in reinvestment assumptions based on current market conditions and projections. In addition, for the year ended February 29, 2012 we had approximately $15.7 million of unrealized appreciation due to the reversal of prior period unrealized depreciation recorded upon the exit of certain investments including approximately $6.1 million related to Energy Alloys, L.L.C., $6.3 million related to Grant U.S. Holdings LLP., $2.3 million related to Bankruptcy Management Solutions and $1.1 million related to Pracs Institute, LTD.

        For the year ended February 28, 2011, our investments had a increase in net unrealized appreciation of $36.4 million versus an increase in net unrealized depreciation of $9.5 million for the year ended February 28, 2010. The most significant cumulative changes in unrealized appreciation and depreciation for the year ended February 28, 2011, were the following:

Fiscal year ended February 28, 2011

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
	($ in thousands)
Saratoga CLO	Other/ Structured Finance Securities	$27,364	$22,732	$(4,632)	$7,902
Targus Holdings, Inc.	Common Stock	567	2,882	2,315	2,644
Targus Holdings, Inc.	Unsecured Notes	1,538	986	(552)	(544)
M/C Acquisition Corp., LLC	First Lien Term Loan	871	259	(612)	(398)
Dekko Technologies, LLC	Second Lien Term Loan	7,199	6,767	(432)	1,629
USS Parent Holding Corp.	Voting Common Stock	3,026	2,828	(198)	855
Bankruptcy Management Solutions, Inc.	Second Lien Term Loan	2,450	110	(2,340)	(2,340)
PRACS Institute, LTD	Second Lien Term Loan	4,070	3,014	(1,056)	(566)
Elyria Foundry Company, LLC	Senior Secured Notes	5,017	4,231	(786)	312
Grant U.S. Holdings LLP	Second Lien Term Loan	6,347	—	(6,347)	(159)

        The $7.9 million net unrealized appreciation in our investment in the Saratoga CLO subordinated notes was due to a decrease in the assumed portfolio default rate (based on better than forecast actual default rates), a decrease in the assumed recovery rate, and a decrease of "CCC" rated investments and defaulted securities in the portfolio. The decrease in unrealized depreciation in our investments in McMillin Companies, LLC and Elyria Foundry Company, LLC, were due to improved visibility of the outlook for these companies. The increase in unrealized depreciation in our investments in Jason Incorporated and Energy Alloy were due to declining prospects for each of the companies. The change in the fair values of our investments in Grant U.S. Holdings and Penton Media, Inc. were primarily due to fluctuations in the market quotations obtained for these investments compared to the prior period.

        For the year ended February 28, 2010, the Company had net unrealized losses of $9.5 million, which was comprised of $7.4 million in unrealized appreciation, $25.5 million in unrealized depreciation and $8.6 million related to the reversal of prior period net unrealized depreciation recorded upon the exit of an investment. The most significant changes in net unrealized appreciation and depreciation for the year ended February 28, 2010 are as follows:

Fiscal year ended February 28, 2010

Issuer	Asset Type	Cost	Fair Value	Total Unrealized Appreciation/ (Depreciation)	YTD Change in Unrealized Appreciation/ (Depreciation)
	($ in thousands)
Terphane Holdings Corp.	Senior Secured Notes	$10,437	$9,791	$(646)	$2,091
Penton Media, Inc.	First Lien Term Loan	3,908	3,478	(430)	1,286
IDI Acquisition Corp.	Senior Secured Notes	3,679	3,621	(58)	1,136
Jason Incorporated	Unsecured Notes	13,700	1,688	(12,012)	(8,190)
Saratoga CLO	Other/Structured Finance Securities	29,233	16,698	(12,535)	(4,970)
Energy Alloys, LLC	Second Lien Term Loan	6,239	1,129	(5,110)	(4,197)

Net Unrealized Appreciation/Depreciation on Derivatives

        For the nine months ended November 30, 2012, we did not enter into any interest rate cap agreements. For the year ended February 29, 2012, changes in the value of the interest rate caps purchased pursuant to the credit facilities resulted in unrealized depreciation of $16,190 versus an unrealized depreciation of $25,882 for the year ended February 28, 2011.

        For the fiscal year ended February 28, 2011, changes in the value of the interest rate caps purchased pursuant to the credit facilities resulted in an unrealized depreciation of $25,882 versus an unrealized appreciation of $2,634 for the fiscal year ended February 28, 2010. For a more detailed discussion of the interest rate caps, see "Note 8. Interest Rate Cap Agreements" to our audited financial statements included elsewhere in this prospectus.

Changes in Net Assets from Operations

        For the three months ended November 30, 2012, we recorded a net increase in net assets resulting from operations of $0.7 million versus a net increase in net assets resulting from operations of $6.2 million for the three months ended November 30, 2011. The difference is attributable to increase in net investment income, a decrease in net unrealized appreciation offset by an increase in net investment income for the three months ended November 30, 2012, as compared to the same period in the prior year. Based on 3,970,447 and 3,310,021 weighted average common shares outstanding for the three months ended November 30, 2012 and 2011, respectively, our per share net increase in net assets resulting from operations was $0.19 for the three months ended November 30, 2012 versus a per share net increase in net assets resulting from operations of $1.88 for the three months ended November 30, 2011.

        For the nine months ended November 30, 2012, we recorded a net increase in net assets resulting from operations of $8.8 million versus a net increase in net assets resulting from operations of $10.2 million for the nine months ended November 30, 2011. The difference is attributable to an increase in net investment income, a decrease in net unrealized appreciation offset by an increase in net investment income for the nine months ended November 30, 2012, as compared to the same period in the prior year. Based on 3,907,696 and 3,287,979 weighted average common shares outstanding for the nine months ended November 30, 2012 and 2011, respectively, our per share net increase in net assets resulting from operations was $2.25 for the nine months ended November 30, 2012 versus a per share net increase in net assets resulting from operations of $3.10 for the nine months ended November 30, 2011.

        For the fiscal years ended February 29, 2012 and February 28, 2011 we recorded a net increase in net assets resulting from operations of $13.3 million, and $17.0 million, respectively, and a net decrease for the fiscal year ended February 28, 2010 of $10.5 million. Based on 3,434,345 weighted average common shares outstanding as of February 29, 2012, our per share net increase in net assets resulting from operations was $3.87 for the fiscal year ended February 29, 2012. This compares to a per share net increase in net assets resulting from operations of $6.96 for the fiscal year ended February 28, 2011 (based on 2,437,577 weighted average common shares outstanding as of February 28, 2011) and a per share decrease in net assets resulting from operations of $9.86 for the fiscal year ended February 28, 2010 (based on 1,061,351 weighted average common shares outstanding for the fiscal year ended February 28, 2010).

Financial condition, liquidity and capital resources

        On April 11, 2007, we entered into a $100.0 million revolving securitized credit facility (the "Revolving Facility"). On May 1, 2007, we entered into a $25.7 million term securitized credit facility (the "Term Facility" and, together with the Revolving Facility, the "Facilities"), which was fully drawn at closing. In December 2007, we consolidated the Facilities by using a draw under the Revolving Facility to repay the Term Facility. In response to the market wide decline in financial asset prices, which negatively affected the value of our portfolio, we terminated the revolving period of the Revolving Facility effective January 14, 2009 and commenced a two-year amortization period during which all principal proceeds from the collateral was used to repay outstanding borrowings. In March 2009, we amended the Revolving Facility to decrease the minimum required collateralization and increase the portion of the portfolio that can be invested in "CCC" rated investments in return for an increased interest rate and expedited amortization.

        On July 30, 2009, an event of default under the Revolving Facility occurred. As a result of this event of default, the lender under the Revolving Facility had the right to accelerate repayment of the outstanding indebtedness and to foreclose and liquidate the collateral pledged thereunder. Due to the event of default, the interest rate on the Revolving Facility increased from the commercial paper rate plus 4.00% to an interest rate at February 28, 2010 and May 31, 2010 of 9.25%.

        On July 30, 2010, we used the net proceeds from the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates and a portion of the funds available to us under the senior secured revolving credit facility with Madison Capital Funding to pay the full amount of principal and accrued interest, including default interest, outstanding under the Revolving Facility. Below is a summary of the terms of the senior secured revolving credit facility we entered into with Madison Capital Funding (the "Replacement Facility") on June 30, 2010.

        Availability.    The Company can draw up to the lesser of (i) $40 million (the "Facility Amount") and (ii) the product of the applicable advance rate (which varies from 50% to 75% depending on the type of loan asset) and the value, determined in accordance with the Replacement Facility (the "Adjusted Borrowing Value"), of certain "eligible" loan assets pledged as security for the loan (the "Borrowing Base"), in each case less (a) the amount of any undrawn funding commitments the Company has under any loan asset and which are not covered by amounts in the Unfunded Exposure Account referred to below (the "Unfunded Exposure Amount") and (b) outstanding borrowings. Each loan asset held by the Company as of the date on which the Replacement Facility was closed was valued as of that date and each loan asset that the Company acquires after such date will be valued at the lowest of its fair value, its face value (excluding accrued interest) and the purchase price paid for such loan asset. Adjustments to the value of a loan asset will be made to reflect, among other things, changes in its fair value, a default by the obligor on the loan asset, insolvency of the obligor, acceleration of the loan asset, and certain modifications to the terms of the loan asset.

        The Replacement Facility contains limitations on the type of loan assets that are "eligible" to be included in the Borrowing Base and as to the concentration level of certain categories of loan assets in the Borrowing Base such as restrictions on geographic and industry concentrations, asset size and quality, payment frequency, status and terms, average life, and collateral interests. In addition, if an asset is to remain an "eligible" loan asset, the Company may not make changes to the payment, amortization, collateral and certain other terms of the loan assets without the consent of the administrative agent that will either result in subordination of the loan asset or be materially adverse to the lenders.

        Collateral.    The Replacement Facility is secured by substantially all of the assets of the Company and includes the subordinated notes ("CLO Notes") issued by Saratoga CLO and the Company's rights under the CLO Management Agreement (as defined below).

        Interest Rate and Fees.    Under the Replacement Facility, funds are borrowed from or through certain lenders at the greater of the prevailing LIBOR rate and 2.00%, plus an applicable margin of 5.50%. At the Company's option, funds may be borrowed based on an alternative base rate, which in no event will be less than 3.00%, and the applicable margin over such alternative base rate is 4.50%. In addition, the Company pays the lenders a commitment fee of 0.75% per year on the unused amount of the Replacement Facility for the duration of the Revolving Period (defined below). Accrued interest and commitment fees are payable monthly. The Company is also obligated to pay certain other fees to the lenders in connection with the closing of the Replacement Facility.

        Revolving Period and Maturity Date.    The Company may make and repay borrowings under the Replacement Facility for a period of three years following the closing of the Replacement Facility (the "Revolving Period"). The Revolving Period may be terminated at an earlier time by the Company or, upon the occurrence of an event of default, by action of the lenders or automatically. All borrowings and other amounts payable under the Replacement Facility are due and payable in full five years after the end of the Revolving Period.

        Collateral Tests.    It is a condition precedent to any borrowing under the Replacement Facility that the principal amount outstanding under the Replacement Facility, after giving effect to the proposed borrowings, not exceed the lesser of the Borrowing Base or the Facility Amount (the "Borrowing Base Test"). In addition to satisfying the Borrowing Base Test, the following tests must also be satisfied (together with Borrowing Base Test, the "Collateral Tests"):

  •
  Interest Coverage Ratio.  The ratio (expressed as a percentage) of interest collections with respect to pledged loan assets, less certain fees and expenses relating to the Replacement Facility, to accrued interest and commitment fees and any breakage costs payable to the lenders under the Replacement Facility for the last 6 payment periods must equal at least 175%.

  •
  Overcollateralization Ratio.  The ratio (expressed as a percentage) of the aggregate Adjusted Borrowing Value of "eligible" pledged loan assets plus the fair value of certain ineligible pledged loan assets and the CLO Notes (in each case, subject to certain adjustments) to outstanding borrowings under the Replacement Facility plus the Unfunded Exposure Amount must equal at least 200%.

  •
  Weighted Average FMV Test.  The aggregate adjusted or weighted value of "eligible" pledged loan assets as a percentage of the aggregate outstanding principal balance of "eligible" pledged loan assets must be equal to or greater than 72% and 80% during the one-year periods prior to the first and second anniversary of the closing date, respectively, and 85% at all times thereafter.

        The Replacement Facility also requires payment of outstanding borrowings or replacement of pledged loan assets upon the Company's breach of its representation and warranty that pledged loan assets included in the Borrowing Base are "eligible" loan assets. Such payments or replacements must equal the lower of the amount by which the Borrowing Base is overstated as a result of such breach or any deficiency under the Collateral Tests at the time of repayment or replacement. Compliance with the Collateral Tests is also a condition to the discretionary sale of pledged loan assets by the Company.

        Priority of Payments.    During the Revolving Period, the priority of payments provisions of the Replacement Facility require, after payment of specified fees and expenses and any necessary funding of the Unfunded Exposure Account, that collections of principal from the loan assets and, to the extent that these are insufficient, collections of interest from the loan assets, be applied on each payment date to payment of outstanding borrowings if the Borrowing Base Test, the Overcollateralization Ratio and the Interest Coverage Ratio would not otherwise be met. Similarly, following termination of the Revolving Period, collections of interest are required to be applied, after payment of certain fees and expenses, to cure any deficiencies in the Borrowing Base Test, the Interest Coverage Ratio and the Overcollateralization Ratio as of the relevant payment date.

        Reserve Account.    The Replacement Facility requires the Company to set aside an amount equal to the sum of accrued interest, commitment fees and administrative agent fees due and payable on the next succeeding three payment dates (or corresponding to three payment periods). If for any monthly period during which fees and other payments accrue, the aggregate Adjusted Borrowing Value of "eligible" pledged loan assets which do not pay cash interest at least quarterly exceeds 15% of the aggregate Adjusted Borrowing Value of "eligible" pledged loan assets, the Company is required to set aside such interest and fees due and payable on the next succeeding six payment dates. Amounts in the reserve account can be applied solely to the payment of administrative agent fees, commitment fees, accrued and unpaid interest and any breakage costs payable to the lenders.

        Unfunded Exposure Account.    With respect to revolver or delayed draw loan assets, the Company is required to set aside in a designated account (the "Unfunded Exposure Account") 100% of its outstanding and undrawn funding commitments with respect to such loan assets. The Unfunded Exposure Account is funded at the time the Company acquires a revolver or delayed draw loan asset and requests a related borrowing under the Replacement Facility. The Unfunded Exposure Account is funded through a combination of proceeds of the requested borrowing and other Company funds, and if for any reason such amounts are insufficient, through application of the priority of payment provisions described above.

        Operating Expenses.    The priority of payments provision of the Replacement Facility provides for the payment of certain operating expenses of the Company out of collections on principal and interest during the Revolving Period and out of collections on interest following the termination of the Revolving Period in accordance with the priority established in such provision. The operating expenses payable pursuant to the priority of payment provisions is limited to $350,000 for each monthly payment date or $2.5 million for the immediately preceding period of twelve consecutive monthly payment dates. This ceiling can be increased by the lesser of 5% or the percentage increase in the fair market value of all the Company's assets only on the first monthly payment date to occur after each one-year anniversary following the closing of the Replacement Facility. Upon the occurrence of a Manager Event (described below), the consent of the administrative agent is required in order to pay operating expenses through the priority of payments provision.

        Events of Default.    The Replacement Facility contains certain negative covenants, customary representations and warranties and affirmative covenants and events of default. The Replacement Facility does not contain grace periods for breach by the Company of certain covenants, including, without limitation, preservation of existence, negative pledge, change of name or jurisdiction and separate legal entity status of the Company covenants and certain other customary covenants. Other events of default under the Replacement Facility include, among other things, the following:

  •
  an Interest Coverage Ratio of less than 150%;

  •
  an Overcollateralization Ratio of less than 175%;

  •
  the filing of certain ERISA or tax liens;

  •
  the occurrence of certain "Manager Events" such as:

  •
  failure by Saratoga Investment Advisors and its affiliates to maintain collectively, directly or indirectly, a cash equity investment in the Company in an amount equal to at least $5,000,000 at any time prior to the third anniversary of the closing date;

  •
  failure of the management agreement between Saratoga Investment Advisors and the Company to be in full force and effect;

  •
  indictment or conviction of Saratoga Investment Advisors or any "key person" for a felony offense, or any fraud, embezzlement or misappropriation of funds by Saratoga Investment Advisors or any "key person" and, in the case of "key persons," without a reputable, experienced individual reasonably satisfactory to Madison Capital Funding appointed to replace such key person within 30 days;

  •
  resignation, termination, disability or death of a "key person" or failure of any "key person" to provide active participation in Saratoga Investment Advisors' daily activities, all without a reputable, experienced individual reasonably satisfactory to Madison Capital Funding appointed within 30 days; or

  •
  the occurrence of any event constituting "cause" under the Collateral Management Agreement between the Company and Saratoga CLO (the "CLO Management Agreement"), delivery of a notice under Section 12(c) of the CLO Management Agreement with respect to the removal of the Company as collateral manager or the Company ceases to act as collateral manager under the CLO Management Agreement.

        Conditions to Acquisitions and Pledges of Loan Assets.    The Replacement Facility imposes certain additional conditions to the acquisition and pledge of additional loan assets. Among other things, the Company may not acquire additional loan assets without the prior written consent of the administrative agent until such time that the administrative agent indicates in writing its satisfaction with Saratoga Investment Advisors' policies, personnel and processes relating to the loan assets.

        Fees and Expenses.    The Company paid certain fees and reimbursed Madison Capital Funding for the aggregate amount of all documented, out-of-pocket costs and expenses, including the reasonable fees and expenses of lawyers, incurred by Madison Capital Funding in connection with the Replacement Facility and the carrying out of any and all acts contemplated thereunder up to and as of the date of closing of the stock purchase transaction with Saratoga Investment Advisors and certain of its affiliates. These amounts totaled $2.0 million.

        On February 24, 2012, we amended the Credit Facility with Madison Capital Funding to, among other things:

  •
  expand the borrowing capacity under the credit facility from $40 million to $45 million;

  •
  extend the Revolving Period from July 30, 2013 to February 24, 2015; and

  •
  remove the condition that we may not acquire additional loan assets without the prior written consent of the administrative agent.

        As of November 30, 2012, we had $14.9 million outstanding under the Replacement Facility and $4.0 million SBA-guaranteed debentures outstanding (which are discussed below). Our borrowing base under the Replacement Facility was $27.7 million at November 30, 2012. As of February 29, 2012, we had $20.0 million outstanding under the Replacement Facility.

        Our asset coverage ratio, as defined in the 1940 Act, was 792.88% as of November 30, 2012 and 587% and 2,013% for the years ended February 29, 2012 and February 28, 2011, respectively.

        At November 30, 2012, February 29, 2012 and February 28, 2011, the fair value of investments, cash and cash equivalents and cash and cash equivalents, securitization accounts were as follows:

	At November 30, 2012		At February 29, 2012		At February 28, 2011
	Fair Value	Percent of Total	Fair Value	Percent of Total	Fair Value	Percent of Total
	($ in thousands)
Cash and cash equivalents	$2,494	2.0%	$1,325	1.1%	$10,736	11.3%
Cash and cash equivalents, securitization accounts	3,787	3.0	25,534	20.9	4,370	4.6
First lien term loans	64,094	51.0	36,196	29.6	18,475	19.4
Second lien term loans	10,038	8.0	8,914	7.3	20,276	21.3
Senior secured notes	10,491	8.4	10,706	8.8	9,892	10.4
Senior unsecured loans	—	—	6,000	4.9	—	—
Unsecured notes	2,241	1.8	2,008	1.6	1,915	2.0
Structured finance securities	24,641	19.6	25,846	21.1	22,732	23.9
Equity Interest	7,786	6.2	5,690	4.7	6,735	7.1

Total	$125,572	100.0%	$122,219	100.0%	$95,131	100.0%

        On November 9, 2012, our board of directors declared a dividend of $4.25 per share payable on December 31, 2012, to common stockholders of record on November 22, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $3.3 million or $0.85 per share.

        Based on shareholder elections, the dividend consisted of $3.3 million in cash and 853,455 shares of common stock, or 22.0% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.4437 per share, which equaled the volume weighted average trading price per share of the common stock on December 14, 17 and 19, 2012.

        On November 15, 2011, our board of directors declared a dividend of $3.00 per share payable on December 30, 2011, to common stockholders of record on November 25, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.0 million or $0.60 per share.

        Based on shareholder elections, the dividend consisted of $2.0 million in cash and 599,584 shares of common stock, or 18% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.117067 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2011.

        On November 12, 2010, our board of directors declared a dividend of $4.40 per share to shareholders payable in cash or shares of our common stock, in accordance with the provisions of the IRS Revenue Procedure 2010-12, which allows a publicly-traded regulated investment company to satisfy its distribution requirements with a distribution paid partly in common stock provided that at least 10% of the distribution is payable in cash. The dividend was paid on December 29, 2010 to common shareholders of record on November 19, 2010.

        Based on shareholder elections, the dividend consisted of $1.2 million in cash and 596,235 shares of common stock, or 22% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 10.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $17.8049 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2010.

        On November 13, 2009, our board of directors declared a dividend of $18.25 per share payable on December 31, 2009, to common stockholders of record on November 25, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $0.25 per share.

        Based on shareholder elections, the dividend consisted of $2.1 million in cash and 8,648,725 shares of common stock, or 104% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 13.7% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $1.5099 per share, which equaled the volume weighted average trading price per share of the common stock on December 24 and 28, 2009.

        Given the size of our asset base and our growing pipeline of attractive investments, our board of directors believes that using our capital resources to build and diversify our portfolio serves stockholders' interests best by better positioning us to generate current income and capital appreciation on an increasing scale in future periods. Therefore, our board of directors has determined not to pay any dividends at this time.

        We intend to continue to generate cash primarily from cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less, future borrowings and future offerings of securities. Our primary use of funds is investments in our targeted asset classes and cash distributions to holders of our common stock.

        Although we expect to fund the growth of our investment portfolio through the net proceeds from future equity offerings, including our dividend reinvestment plan, and issuances of senior securities or future borrowings, to the extent permitted by the 1940 Act, our plans to raise capital may not be successful. In this regard, because our common stock has at times traded at a price below our then-current net asset value per share and we are limited in our ability to sell our common stock at a price below net asset value per share, we may be limited in our ability to raise equity capital.

        Our stockholders approved a proposal at our annual meeting of stockholders held on September 28, 2012 that authorizes us to sell shares of our common stock at an offering price per share that is not less than 85% of the then current net asset value per share below the then current net asset value per share in one or more offerings for a period ending on the earlier of September 28, 2013 or the date of our next annual meeting of stockholders. We would need stockholder approval of a similar proposal to issue shares below net asset value per share at any time after our next annual meeting of stockholders.

        In addition, we intend to distribute between 90% and 100% of our taxable income to our stockholders in order to satisfy the requirements applicable to RICs under Subchapter M of the Code. Consequently, we may not have the funds or the ability to fund new investments, to make additional investments in our portfolio companies, to fund our unfunded commitments to portfolio companies or to repay borrowings. In addition, the illiquidity of our portfolio investments may make it difficult for us to sell these investments when desired and, if we are required to sell these investments, we may realize significantly less than their recorded value.

        Also, as a BDC, we generally are required to meet a coverage ratio of total assets, less liabilities and indebtedness not represented by senior securities, to total senior securities, which include all of our borrowings and any outstanding preferred stock, of at least 200%. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and other debt-related markets, which may or may not be available on favorable terms, if at all.

        Finally, in light of the conditions in the financial markets and the U.S. economy overall, we, through a wholly-owned subsidiary, sought and obtained a license from the SBA to operate an SBIC. In this regard, on March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received a license from the SBA to operate as an SBIC under Section 301(c) of the Small Business Investment Act of 1958. SBICs are designated to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses.

        The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the issuance of a capital commitment by the SBA and other customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed on a semi-annual basis at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

        SBA regulations currently limit the amount that our SBIC subsidiary may borrow to a maximum of $150 million when it has at least $75 million in regulatory capital, receives a capital commitment from the SBA and has been through an examination by the SBA subsequent to licensing. As of November 30, 2012, our SBIC subsidiary had $25 million in regulatory capital and $4.0 million SBA-guaranteed debentures outstanding.

        We received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief.

        We cannot provide any assurance that these measures will provide sufficient sources of liquidity to support our operations and growth given the continued instability in the financial markets and the weak U.S. economy.

Contractual obligations

        The following table shows our payment obligations for repayment of debt and other contractual obligations at November 30, 2012:

		Payment Due by Period
	Total	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
	($ in thousands)
Long-Term Debt Obligations	$18,850	$—	$14,850	$—	$4,000

        The following table shows our payment obligations for repayment of debt and other contractual obligations at February 29, 2012:

		Payment Due by Period
	Total	Less Than 1 Year	1 - 3 Years	3 - 5 Years	More Than 5 Years
	($ in thousands)
Long-Term Debt Obligations	$20,000	$—	$20,000	$—	$—

Off-balance sheet arrangements

        At November 30, 2012 and February 29, 2012, we did not have any off-balance sheet arrangements, including unfunded commitments to extend credit to third-parties, that have or are reasonably likely to have a current or future effect on our financial condition, changes in financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to investors.

Quantitative and Qualitative Disclosures about Market Risk

        Our business activities contain elements of market risk. We consider our principal market risks to be fluctuations in interest rates. Managing this risk is essential to our business. Accordingly, we have systems and procedures designed to identify and analyze our risks, to establish appropriate policies and thresholds and to continually monitor this risk and thresholds by means of administrative and information technology systems and other policies and processes.

        Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, including relative changes in different interest rates, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire leveraged loans, high yield bonds and other debt investments and the value of our investment portfolio.

        Our investment income is affected by fluctuations in various interest rates, including LIBOR and the prime rate. A large portion of our portfolio is, and we expect will continue to be, comprised of floating rate investments that utilize LIBOR. Our interest expense is affected by fluctuations in LIBOR. At February 29, 2012, we had $20.0 million of borrowings outstanding.

        We have analyzed the potential impact of changes in interest rates on interest income from investments net of interest expense on the Replacement Facility. Assuming that our investments as of February 29, 2012 were to remain constant for a full fiscal year and no actions were taken to alter the existing interest rate terms, a hypothetical change of 1% in interest rates would cause a corresponding increase of approximately $0.7 million to our interest income net of interest expense.

        Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the statement of assets and liabilities and other business developments that could magnify or diminish our sensitivity to interest rate changes, nor does it account for divergences in LIBOR and the commercial paper rate, which have historically moved in tandem but, in times of unusual credit dislocations, have experienced periods of divergence. Accordingly no assurances can be given that actual results would not materially differ from the potential outcome simulated by this estimate.

 SENIOR SECURITIES

        Information about our senior securities is shown in the following table as of February 28/29 for the fiscal years indicated in the table, unless otherwise noted. See "Management's Discussion and Analysis of Financial Condition and Results of Operations—Financial condition, liquidity and capital resources" for more detailed information regarding the senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Share(3)	Asset Market Value per Share(4)
	(in thousands)
Credit Facility with Madison Capital Funding and SBA debentures
Fiscal year 2013 (as of November 30, 2012 unaudited)(5)	$18,850	$6,458	—	N/A
Fiscal year 2012 (as of February 29, 2012)	$20,000	$5,869	—	N/A
Fiscal year 2011 (as of February 28, 2011)	$4,500	$20,127	—	N/A
Fiscal year 2010 (as of February 28, 2010)	$36,992	$2,500	—	N/A
Fiscal year 2009 (as of February 28, 2009)	$58,995	$2,153	—	N/A
Fiscal year 2008 (as of February 29, 2008)	$78,450	$2,248	—	N/A
Fiscal year 2007 (as of February 28, 2007)	$—	$—	—	—

(1)
Total amount of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of our total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)
The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The "—" indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

(5)
Total amount outstanding as of December 31, 2012 was $47,050,000.

 BUSINESS

Overview

        We are a specialty finance company that invests primarily in leveraged loans and mezzanine debt issued by private U.S. middle-market companies, both through direct lending and through participation in loan syndicates. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments. We are externally managed and advised by Saratoga Investment Advisors, LLC, a New York-based investment firm affiliated with Saratoga Partners, a middle market private equity investment firm.

        As of November 30, 2012, we had net assets of $102.9 million, investments in 23 portfolio companies, and an investment in the subordinated notes in Saratoga CLO with fair value of $24.6 million. The weighted average yield on all of our debt investments, including our investment in the subordinated notes in Saratoga CLO, as of November 30, 2012 was approximately 12.9%. As of November 30, 2012, we held equity investments consisting of common stock, limited partnership interests and warrants to purchase common stock or other equity interests in our portfolio companies with an aggregate fair value of $6.5 million.

        Our portfolio is comprised primarily of investments in leveraged loans (both first and second lien term loans) issued by middle market companies. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. We also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company.

        While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, including securities of companies in bankruptcy, foreign debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

        We are an externally managed, closed-end, non-diversified management investment company that has elected to be regulated as a BDC under the 1940 Act. As a BDC, we are required to comply with various regulatory requirements, including limitations on our use of debt. We finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

        We have elected to be treated for U.S. federal income tax purposes as a RIC, under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders if we meet certain source-of-income, distribution and asset diversification requirements.

        In addition, we have a wholly-owned subsidiary that is licensed as an SBIC and regulated by the SBA. See "Regulation—Small Business Investment Company Regulations." The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We received exemptive relief from the Securities and Exchange Commission to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows us increased flexibility under the 200% asset coverage test by permitting us to borrow up to $150 million more than we would otherwise be able to absent the receipt of this exemptive relief.

Corporate History and Information

        We commenced operations on March 23, 2007 as GSC Investment Corp. and completed an IPO of shares of our common stock on March 28, 2007. From the date we commenced operations until July 30, 2010, we were managed and advised by GSCP (NJ), L.P., an entity affiliated with GSC Group, Inc. In connection with the consummation of a recapitalization transaction on July 30, 2010, we engaged Saratoga Investment Advisors to replace GSCP (NJ), L.P. as our investment adviser and changed our name to Saratoga Investment Corp.

        The recapitalization transaction consisted of (i) the private sale of 986,842 shares of our common stock for $15 million in aggregate purchase price to Saratoga Investment Advisors and certain of its affiliates and (ii) the entry into a senior secured revolving credit facility with Madison Capital Funding. We used the net proceeds from the private sale of shares of our common stock and a portion of the funds available to us under the secured revolving credit facility with Madison Capital Funding to pay the full amount of principal and accrued interest, including default interest, outstanding under our revolving securitized credit facility with Deutsche Bank AG, New York Branch. Specifically, in July 2009, we had exceeded permissible borrowing limits under the revolving securitized credit facility with Deutsche Bank, which resulted in an event of default under the revolving securitized credit facility. As a result of the event of default, Deutsche Bank had the right to accelerate repayment of the outstanding indebtedness under the revolving securitized credit facility and to foreclose and liquidate the collateral pledged under the revolving securitized credit facility. The revolving securitized credit facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010.

        On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp SBIC, LP, received an SBIC license from the SBA.

        Our corporate offices are located at 535 Madison Avenue, New York, New York 10022. Our telephone number is (212) 906-7800. We maintain a website on the Internet at www.saratogainvestmentcorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Saratoga Investment Advisors

General

        Our investment adviser is led by five principals, Christian L. Oberbeck, Michael J. Grisius, Richard A. Petrocelli, Thomas V. Inglesby, and Charles G. Phillips, who collectively have over 80 years of experience in leveraged finance. Our investment adviser is affiliated with Saratoga Partners, a middle market private equity investment firm. Saratoga Partners was established in 1984 to be the middle market private investment arm of Dillon Read & Co. Inc. and has been independent of Dillon Read since 1998. Saratoga Partners has a 27-year history of private investments in middle market companies and focuses on public and private equity, preferred stock, and senior and mezzanine debt investments.

Our Relationship with Saratoga Investment Advisors

        We utilize the personnel, infrastructure, relationships and experience of Saratoga Investment Advisors to enhance the growth of our business. We currently have no employees and each of our executive officers is also an officer of Saratoga Investment Advisors.

        We have entered into an investment advisory and management agreement with Saratoga Investment Advisors. Pursuant to the investment advisory and management agreement, Saratoga Investment Advisors implements our business strategy on a day-to-day basis and performs certain services for us under the direction of our board of directors. Saratoga Investment Advisors is responsible for, among other duties, performing all of our day-to-day investment-related functions, determining investment criteria, sourcing, analyzing and executing investments, asset sales, financings and performing asset management duties.

        Saratoga Investment Advisors has formed an investment committee to advise and consult with its senior management team with respect to our investment policies, investment portfolio holdings, financing and leveraging strategies and investment guidelines. We believe that the collective experience of the investment committee members across a variety of fixed income asset classes will benefit us. The investment committee must unanimously approve all investments in excess of $1 million made by us. In addition, all sales of our investments must be approved by three out of four investment committee members. The current members of the investment committee are Messrs. Oberbeck, Grisius, Petrocelli, Inglesby, and Phillips.

        We pay Saratoga Investment Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 1.75% of our gross assets which includes assets purchased with borrowed funds but excludes cash and cash equivalents. As a result, Saratoga Investment Advisors will benefit as we incur debt or use leverage to purchase assets. Our board of directors will monitor the conflicts presented by this compensation structure by approving the amount of leverage that we may incur.

        In addition to the base management fee, we pay Saratoga Investment Advisors an incentive fee which consists of two parts. First, we pay Saratoga Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

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  no incentive fee in any calendar quarter in which our pre-incentive fee income does not exceed a fixed "hurdle rate" of 1.875% per quarter (7.5% annualized);

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  100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized) is payable to the investment adviser. We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle rate but is less than or equal to 2.344%) as the "catch-up." The "catch-up" provision is intended to provide our investment adviser with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 2.344% in any fiscal quarter. Notwithstanding the foregoing, with respect to any period ending on or prior to December 31, 2010, our investment adviser was only entitled to 20% of the amount of our pre-incentive fee net investment income, if any, that exceeded 1.875% in any fiscal quarter (7.5% annualized) without any catch-up provision; and

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  20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized) is payable to the investment adviser (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee net investment income thereafter is allocated to the investment adviser).

        Pre-incentive fee net investment income means interest income, dividend income and other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) earned during the calendar quarter, minus our operating expenses for the quarter.

        The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the investment advisory and management agreement) and equals 20% of our "incentive fee capital gains," which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Importantly, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of incentive fee capital gains that arise after May 31, 2010. In addition, for the purpose of the "incentive fee capital gains" calculations, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

        We have also entered into a separate administration agreement with Saratoga Investment Advisors pursuant to which Saratoga Investment Advisors furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services. The administration agreement has an initial term of two years from its effective date of July 30, 2010, with automatic one-year renewals, subject to approval by our board of directors, a majority of whom must be our independent directors. Under the administration agreement, Saratoga Investment Advisors also performs, or oversees the performance of our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC. Payments under the administration agreement will be equal to an amount based upon the allocable portion of Saratoga Investment Advisors' overhead in performing its obligations under the administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs relating to the performance of services under the administration agreement. The amount payable to Saratoga Investment Advisors under the administration agreement is currently capped at $1 million for each annual term of the agreement.

Investments

        Our portfolio is comprised primarily of investments in leveraged loans (both first and second lien term loans) issued by middle market companies. These investments are sourced in both the primary and secondary markets through a network of relationships with commercial and investment banks, commercial finance companies and financial sponsors. The leveraged loans that we purchase are generally used to finance buyouts, acquisitions, growth, recapitalizations and other types of transactions. Leveraged loans are generally senior debt instruments that rank ahead of subordinated debt of the portfolio company. Leveraged loans also have the benefit of security interests on the assets of the portfolio company, which may rank ahead of, or be junior to, other security interests. Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies or, if not rated, would be rated below investment grade if rated. As part of our long-term strategy, we also purchase mezzanine debt and make equity investments in middle market companies. Mezzanine debt is typically unsecured and subordinated to senior debt of the portfolio company. For purposes of this prospectus, we generally use the term "middle market" to refer to companies with annual EBITDA of between $5 million and $50 million. EBITDA represents earnings before net interest expense, income taxes, depreciation and amortization. Investments in middle market companies are generally less liquid than equivalent investments in companies with larger capitalizations.

        As a BDC, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70% of our total assets in "qualifying assets," including securities of U.S. operating companies whose securities are not listed on a national securities exchange (i.e., New York Stock Exchange, NYSE Amex and The NASDAQ Stock Market), U.S. operating companies with listed securities that have market capitalizations of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less.

        While our primary focus is to generate current income and capital appreciation from our debt and equity investments in middle market companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in distressed debt, private equity, securities of public companies that are not thinly traded and structured finance vehicles such as collateralized loan obligation funds.

Leveraged loans

        Our leveraged loan portfolio is comprised primarily of first lien and second lien term loans. First lien term loans are secured by a first priority perfected security interest on all or substantially all of the assets of the borrower and typically include a first priority pledge of the capital stock of the borrower. First lien term loans hold a first priority with regard to right of payment. Generally, first lien term loans offer floating rate interest payments, have a stated maturity of five to seven years, and have a fixed amortization schedule. First lien term loans generally have restrictive financial and negative covenants. Second lien term loans are secured by a second priority perfected security interest on all or substantially all of the assets of the borrower and typically include a second priority pledge of the capital stock of the borrower. Second lien term loans hold a second priority with regard to right of payment. Second lien term loans offer either floating rate or fixed rate interest payments, generally have a stated maturity of five to eight years, and may or may not have a fixed amortization schedule. Second lien term loans that do not have fixed amortization schedules require payment of the principal amount of the loan upon the maturity date of the loan. Second lien term loans have less restrictive financial and negative covenants than those that govern first lien term loans.

Mezzanine debt

        Mezzanine debt usually ranks subordinate in priority of payment to senior debt and is often unsecured. However, mezzanine debt ranks senior to common and preferred equity in a borrowers' capital structure. Mezzanine debt typically has fixed rate interest payments and a stated maturity of six to eight years and does not have fixed amortization schedules.

        In some cases, our debt investments may provide for a portion of the interest payable to be paid-in-kind interest ("PIK"). To the extent interest is paid-in-kind, it will be payable through the increase of the principal amount of the obligation by the amount of interest due on the then-outstanding aggregate principal amount of such obligation.

Equity Investments

        Equity investments may consist of preferred equity that is expected to pay dividends on a current basis or preferred equity that does not pay current dividends. Preferred equity generally has a preference over common equity as to distributions on liquidation and dividends. In some cases, we may acquire common equity. In general, our equity investments are not control-oriented investments and we expect that in many cases we will acquire equity securities as part of a group of private equity investors in which we are not the lead investor.

Opportunistic Investments

        Opportunistic investments may include investments in distressed debt, which may include securities of companies in bankruptcy, debt and equity securities of public companies that are not thinly traded, emerging market debt, structured finance vehicles such as collateralized loan obligation funds and debt of middle market companies located outside the United States. In January 2008, we purchased for $30 million all of the outstanding subordinated notes of Saratoga CLO, a collateralized loan obligation fund managed by us that invests primarily in leveraged loans. As of November 30, 2012, the Saratoga CLO portfolio consisted of $393.4 million in aggregate principal amount of primarily senior secured first lien term loans in 147 obligors with an average obligor exposure of $2.68 million and $13.4 million in uninvested cash. The weighted average maturity of the portfolio is 5.5 years.

Prospective portfolio company characteristics

        Our investment adviser generally selects portfolio companies with one or more of the following characteristics:

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  a history of generating stable earnings and strong free cash flow;

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  well-constructed balance sheets, including an established tangible liquidation value;

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  reasonable debt-to-cash flow multiples;

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  industry leadership with competitive advantages and sustainable market shares in attractive sectors; and

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  capital structures that provide appropriate terms and reasonable covenants.

Investment selection

        In managing us, Saratoga Investment Advisors employs the same investment philosophy and portfolio management methodologies used by Saratoga Partners. Through this investment selection process, based on quantitative and qualitative analysis, Saratoga Investment Advisors seeks to identify portfolio companies with superior fundamental risk-reward profiles and strong, defensible business franchises with the goal of minimizing principal losses while maximizing risk-adjusted returns. Saratoga Investment Advisors' investment process emphasizes the following:

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  bottoms-up, company-specific research and analysis;

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  capital preservation, low volatility and minimization of downside risk; and

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  investing with experienced management teams that hold meaningful equity ownership in their businesses.

        Our investment adviser's investment process generally includes the following steps:

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  Initial screening.    A brief analysis identifies the investment opportunity and reviews the merits of the transaction. The initial screening memorandum provides a brief description of the company, its industry, competitive position, capital structure, financials, equity sponsor and deal economics. If the deal is determined to be attractive by the senior members of the deal team, the opportunity is fully analyzed.

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  Comprehensive analysis.    A comprehensive analysis includes:

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  Business and Industry analysis—a review of the company's business position, competitive dynamics within its industry, cost and growth drivers and technological and geographic factors. Business and industry research often includes meetings with industry experts, consultants, other investors, customers and competitors.

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  Company analysis—a review of the company's historical financial performance, future projections, cash flow characteristics, balance sheet strength, liquidation value, legal, financial and accounting risks, contingent liabilities, market share analysis and growth prospects.

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  Structural/security analysis—a thorough legal document analysis including but not limited to an assessment of financial and negative covenants, events of default, enforceability of liens and voting rights.

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  Approval of the investment committee.    The investment is then presented to the investment committee for approval. The investment committee must unanimously approve all investments in excess of $1 million made by us. In addition, all sales of our investments must be approved by four out of five investment committee members. The members of our investment committee are Christian L. Oberbeck, Michael J. Grisius, Richard A. Petrocelli, Thomas V. Inglesby, and Charles G. Phillips.

Investment structure

        In general, our investment adviser intends to select investments with financial covenants and terms that reduce leverage over time, thereby enhancing credit quality. These methods include:

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  maintenance leverage covenants requiring a decreasing ratio of debt to cash flow;

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  maintenance cash flow covenants requiring an increasing ratio of cash flow to the sum of interest expense and capital expenditures; and

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  debt incurrence prohibitions, limiting a company's ability to re-lever.

        In addition, limitations on asset sales and capital expenditures should prevent a company from changing the nature of its business or capitalization without our consent.

        Our investment adviser seeks, where appropriate, to limit the downside potential of our investments by:

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  requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

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  requiring companies to use a portion of their excess cash flow to repay debt;

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  selecting investments with covenants that incorporate call protection as part of the investment structure; and

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  selecting investments with affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Valuation process

        We carry our investments at fair value, as approved in good faith using written policies and procedures adopted by our board of directors. Investments for which market quotations are readily available are recorded in our financial statements at such market quotations subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved in good faith by our board of directors based on input from Saratoga Investment Advisors, our audit committee and, on a selected basis, a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments, the markets in which the portfolio company does business, market yield trend analysis, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        Our investment in the subordinated notes of Saratoga CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for similar collateralized loan obligation fund subordinated notes or equity, when available. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for Saratoga CLO's valuation. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated cash flows. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows from our investment in Saratoga CLO) to perform a discounted cash flows analysis on expected future cash flows from our investment in Saratoga CLO to determine a valuation for the subordinated notes of Saratoga CLO held by us.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

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  each investment is initially valued by the responsible investment professionals of Saratoga Investment Advisors and preliminary valuation conclusions are documented and discussed with our senior management; and

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  an independent valuation firm engaged by our board of directors independently values at least one quarter of our investments each quarter so that the valuation of each investment for which market quotes are not readily available is independently valued by an independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process:

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  the audit committee of our board of directors reviews each preliminary valuation and our investment adviser and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

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  our board of directors discusses the valuations and approves the fair value of each investment in good faith based on the input of our investment adviser, independent valuation firm (if applicable) and audit committee.

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Ongoing relationships with and monitoring of portfolio companies

        Saratoga Investment Advisors closely monitors each investment we make and, when appropriate, conducts a regular dialogue with both the management team and other debtholders and seeks specifically tailored financial reporting. In addition, in certain circumstances, senior investment professionals of Saratoga Investment Advisors may take board seats or board observation seats.

Distributions

        Our distributions, if any, will be determined by our board of directors and paid out of assets legally available for distribution. Any such distributions generally will be taxable to our stockholders, including to those stockholders who receive additional shares of our common stock pursuant to our dividend reinvestment plan. Prior to January 2009, we paid quarterly dividends to our stockholders. However, in January 2009, we suspended the practice of paying quarterly dividends to our stockholders and have only paid three dividend distributions (December 2011, 2010 and 2009) to our stockholders since such time.

        In order to maintain our qualification as a RIC, we must for each fiscal year distribute an amount equal to at least 90% of our ordinary net taxable income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, reduced by deductible expenses. In addition, we will be subject to federal excise taxes to the extent we do not distribute during the calendar year at least (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. For the 2011 calendar year, we made distributions sufficient such that we did not incur any federal excise taxes. We may elect to withhold from distribution a portion of our ordinary income for the 2012 calendar year and/or portion of the capital gains in excess of capital losses realized during the one year period ending October 31, 2012, if any, and, if we do so, we would expect to incur federal excise taxes as a result.

        We maintain an "opt out" dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders' cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically "opt out" of the dividend reinvestment plan so as to receive cash dividends.

        We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder. Under certain applicable provisions of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of stockholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even where the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many stockholders elect to receive their distributions in cash, each such stockholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Competition

        Our primary competitors in providing financing to private middle market companies include public and private investment funds (including private equity funds, mezzanine funds, BDCs and SBICs), commercial, investment banks and commercial financing companies. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than us. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which may allow them to consider a wider variety of investments. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC. For additional information concerning the competitive risks we face, please see "Risk Factors—Risks Related to Our Business and Structure—We operate in a highly competitive market for investment opportunities."

Staffing

        We do not currently have any employees and do not expect to have any employees in the future. Services necessary for our business are provided by individuals who are employees of Saratoga Investment Advisors, pursuant to the terms of the investment advisory and management agreement and the administration agreement. For a discussion of the investment advisory and management agreement, see "Management Agreements." We reimburse Saratoga Investment Advisors for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs, subject to certain limitations. For a discussion of the administration agreement, see "Management Agreements—Administration Agreement."

Legal Proceedings

        On August 31, 2012, a complaint was filed in the United States Bankruptcy Court for the Southern District of New York by GSC Acquisition Holdings, LLC against us to recover, among other things, approximately $2.6 million for the benefit of the estates and the general unsecured creditors of GSC Group, Inc. and its affiliates, including the Company's former investment adviser, GSCP (NJ), L.P. The complaint alleges that the former investment adviser made a constructively fraudulent transfer of $2.6 million in deferred incentive fees by waiving them in connection with the termination of an investment advisory and management agreement with us, and that the termination of the investment advisory and management agreement was itself a fraudulent transfer. These transfers, the complaint alleges, were made without receipt of reasonably equivalent value and while the former investment adviser was insolvent. The complaint has not yet been served, and the plaintiff's motion for authority to prosecute the case on behalf of the estates was taken under advisement by the court on October 1, 2012. We opposed that motion. We believe that the claims in this lawsuit are without merit and, if the plaintiff is authorized to proceed, intend to vigorously defend against this action.

        Except as discussed above, neither we nor our wholly-owned subsidiaries, Saratoga Investment Funding LLC and Saratoga Investment Corp. SBIC LP, are currently subject to any material legal proceedings.

 OUR PORTFOLIO COMPANIES

        The following table sets forth certain information as of November 30, 2012 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments, and the board observer or participation rights we may receive.

Name and Address of Portfolio Company	Industry	Type of Security Held by Us	Maturity	Principal/ Number of Shares	Cost	Fair Value
Capstone Logistics, LLC The Corners Parkway Suite 520 Norcross, GA 30092	Logistics	First Lien Term Loan 7.50% Cash	9/16/2016	$987,809	976,102	$987,809
Capstone Logistics, LLC The Corners Parkway Suite 520 Norcross, GA 30092	Logistics	First Lien Term Loan 13.50% Cash	9/16/2016	$4,000,000	3,952,596	4,000,000
CFF Acquisition LLC Greenback Lane Suite 220 Orangevale, CA 95662	Consumer Services	First Lien Term Loan 7.50% Cash	7/31/2015	$2,435,516	2,274,911	2,353,439
C.H.I. Overhead Doors, Inc. (CHI) 1485 Sunrise Trail Arthur, IL 61911	Consumer Products	First Lien Term Loan 7.25% Cash	8/17/2017	$4,987,374	4,940,497	4,987,374
Coast Plating, Inc. 128 West 154th Street Gardena, CA 90248	Aerospace	First Lien Term Loan 11.71% Cash	9/13/2014	$2,550,000	2,550,000	2,550,000
Coast Plating, Inc. 128 West 154th Street Gardena, CA 90248	Aerospace	First Lien Term Loan 12.46% Cash	9/13/2014	$950,000	950,000	950,000
DS Waters of America, Inc. 5660 New Northside Drive Suite 500 Atlanta, GA 30328	Food and Beverage	First Lien Term Loan 10.50% Cash	8/29/2017	3,980,000	4,006,126	4,089,450
Elyria Foundry Company, LLC 120 Filbert Street Elyria, OH 44035	Metals	Senior Secured Notes 17.00% (13.00% Cash/4.00% PIK)	3/1/2013	$7,728,566	7,657,604	6,641,156
Elyria Foundry Company, LLC 120 Filbert Street Elyria, OH 44035	Metals	Warrants to Purchase Limited Liability Company Interests		3,000	—	—
GSC Partners CDO GP III, LP c/o Saratoga Investment Corp. 535 Madison Avenue New York, NY 10022	Financial Services	100% General Partnership Interest		—	—	—
GSC Investment Corp. CLO 2007 LTD. c/o Saratoga Investment Corp. 535 Madison Avenue New York, NY 10022	Structured Finance Securities	Other/Structured Finance Securities 18.81%	1/21/2020	$30,000,000	20,361,593	24,641,107
GSC Partners CDO GP III, LP c/o Saratoga Investment Corp. 535 Madison Avenue New York, NY 10022	Financial Services	6.24% Limited Partnership Interest		—	—	—
Group Dekko, Inc. P.O. Box 2000 Kendallville, IN 46755	Electronics	Second Lien Term Loan 10.50% (6.50% Cash/4.00% PIK)	5/1/2013	$7,804,794	7,804,794	7,323,238
HOA Restaurant Group, LLC. 1815 The Exchange Atlanta, GA 30339	Food and Beverage	Senior Secured Notes 11.25% Cash	4/1/2017	$4,000,000	3,892,643	3,560,000
Knowland Technology Holdings, L.L.C. 18335 Coastal Highway Suite C Lewes, DE 19958	Business Services	First Lien Term Loan 11.00% Cash	11/29/2017	$6,200,000	6,076,136	6,200,000
Legacy Cabinets Holdings 100 Legacy Blvd. Eastaboga, AL 36260	Building Products	Common Stock Voting A-1		2,535	220,900	—

Name and Address of Portfolio Company	Industry	Type of Security Held by Us	Maturity	Principal/ Number of Shares	Cost	Fair Value
Legacy Cabinets Holdings 100 Legacy Blvd. Eastaboga, AL 36260	Building Products	Common Stock Voting B-1		1,600	139,424	—
Legacy Cabinets, Inc. 100 Legacy Blvd. Eastaboga, AL 36260	Building Products	First Lien Term Loan 7.25% (1.00% Cash/6.25% PIK)	5/3/2014	$326,980	326,980	255,731
Maverick Healthcare Group dba Preferred Homecare 2546 W. Birchwood Avenue Mesa, AZ 85202	Healthcare Services	First Lien Term Loan 10.75% Cash	12/31/2016	4,912,500	4,843,563	4,887,937
M/C Acquisition Corp., LLC 380 Stuart Street Boston, MA 02116	Education	First Lien Term Loan 8.75% (6.75% Cash/2.00% PIK)	12/31/2012	$2,780,315	1,626,380	323,629
M/C Acquisition Corp., LLC 380 Stuart Street Boston, MA 02116	Education	Class A Common Stock		544,761	30,242	—
McMillin Companies LLC 2750 Womble Road San Diego, CA 92106	Homebuilding	Senior Secured Notes 0% Cash	12/31/2013	$550,000	530,535	289,465
National Truck Protection Co., Inc. 6 Commerce Drive Suite 200 Cranford, NJ 07016	Automotive	Common Stock		589	500,000	564,507
National Truck Protection Co., Inc. 6 Commerce Drive Suite 200 Cranford, NJ 07016	Automotive	First Lien Term Loan, 15.50% Cash	8/10/2017	$5,500,000	5,500,000	5,500,000
Network Communications, Inc. 2305 Newport Parkway Lawrenceville, GA 30043	Publishing	Unsecured Notes 8.60% PIK,	1/14/2020	$2,494,810	2,042,031	920,585
Network Communications, Inc. 2305 Newport Parkway Lawrenceville, GA 30043	Publishing	Common Stock		211,429	—	—
Penton Media, Inc. 249 West 17th Street New York, NY 10011	Publishing	First Lien Term Loan 5.00% Cash	8/1/2014	$4,838,880	4,441,924	4,284,828
PrePaid Legal Services, Inc. One Pre-Paid Way Ada, OK 74820	Consumer Services	First Lien Term Loan 11.00% Cash	12/31/2016	$3,000,000	2,932,804	2,919,900
Sourcehov LLC McKinney Avenue Suite 1000 Dallas, TX 75204	Business Services	Second Lien Term Loan 10.50% Cash	4/30/2018	$3,000,000	2,631,515	2,715,000
Take 5 Oil Change, L.L.C. 3621 Ridgelake Drive Suite 203 Metairie, LA 70002	Automotive	First Lien Term Loan 9.00% Cash	11/28/2016	$6,400,000	6,400,000	6,400,000
Take 5 Oil Change, L.L.C. 3621 Ridgelake Drive Suite 203 Metairie, LA 70002	Automotive	Common Stock		7,128	712,800	742,738
Targus Group International, Inc. 1211 North Miller Street Anaheim, CA 92806	Consumer Products	First Lien Term Loan 11.00% Cash	5/24/2016	$3,950,000	3,894,385	3,959,875
Targus Holdings, Inc. 1211 North Miller Street Anaheim, CA 92806	Consumer Products	Unsecured Notes 10.00% PIK	6/14/2019	$1,799,479	1,799,479	1,027,683
Targus Holdings, Inc. 1211 North Miller Street Anaheim, CA 92806	Consumer Products	Unsecured Notes 16.00% Cash	10/26/2018	$319,711	312,359	292,631
Targus Holdings, Inc. 1211 North Miller Street Anaheim, CA 92806	Consumer Products	Common Stock		62,413	566,765	3,731,673
TM Restaurant Group LLC 4305 Old Milton Parkway Suite 101 Alpharetta, GA 30022	Food and Beverage	First Lien Term Loan 7.75% Cash	7/16/2017	$2,981,250	2,960,569	2,977,672

Name and Address of Portfolio Company	Industry	Type of Security Held by Us	Maturity	Principal/ Number of Shares	Cost	Fair Value
USS Parent Holding Corp. 200 Friberg Pkwy Westborough, MA 01581	Environmental	Non Voting Common Stock		765	133,002	115,681
USS Parent Holding Corp. 200 Friberg Pkwy Westborough, MA 01581	Environmental	Voting Common Stock		17,396	3,025,798	2,631,735
Worldwide Express Operations, LLC 2828 Routh Street Dallas, TX 75201	Logistics	First Lien Term Loan 7.50% Cash	6/30/2013	$6,546,441	6,430,154	6,465,920

TOTAL INVESTMENTS					$117,444,611	$119,290,763

        Set forth below is a brief description of each portfolio company in which we have made an investment that represents greater than 5% of our total assets as of November 30, 2012.

        Elyria Foundry Company, LLC—Producer of complex, highly engineered gray ductile iron castings of up to 50,000 pounds for a variety of industries.

        Group Dekko—Manufacturer of subcomponents for office furniture and transportation end markets.

        GSC Investment Corp. CLO 2007 LTD.—Collateralized loan obligation fund.

        Knowland Technology Holdings, L.L.C.—Provider of reader board services to the hospitality industry.

        National Truck Protection Co., Inc.—Provider of extended warranty service contracts to the trucking industry.

        Take 5 Oil Change, L.L.C.—Operator of over 20 express oil change service locations.

        Worldwide Express Operations, LLC—Reseller of UPS package delivery services.

 MANAGEMENT AGREEMENTS

        Saratoga Investment Advisors serves as our investment adviser. Subject to the overall supervision of our board of directors, Saratoga Investment Advisors manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of an investment advisory and management agreement, Saratoga Investment Advisors:

  •
  determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

  •
  identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);

  •
  closes and monitors the investments we make;

  •
  determines the securities and other assets that we purchase, retain or sell; and

  •
  performs due diligence on prospective portfolio companies.

        Saratoga Investment Advisors services under the investment advisory and management agreement are not exclusive, and it is free to furnish similar services to other entities.

Management Fee and Incentive Fee

        Pursuant to the investment advisory and management agreement with Saratoga Investment Advisors, we pay Saratoga Investment Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

        The base management fee is paid quarterly in arrears, and equals 1.75% per annum of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and calculated at the end of each fiscal quarter based on the average value of our gross assets (other than cash or cash equivalents but including assets purchased with borrowed funds) as of the end of such fiscal quarter and the end of the immediate prior fiscal quarter. Base management fees for any partial month or quarter are appropriately pro-rated.

The incentive fee has the following two parts:

  The first part is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding fiscal quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that we receive from portfolio companies) accrued during the fiscal quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement, and any interest expense and dividends paid on any issued and outstanding preferred stock or debt security, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as market discount, debt instruments with payment-in-kind interest, preferred stock with payment-in-kind dividends and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, is compared to a "hurdle rate" of 1.875% per quarter (7.5% annualized), subject to a "catch up" provision. The base management fee is calculated prior to giving effect to the payment of any incentive fees.

  We pay Saratoga Investment Advisors an incentive fee with respect to our pre-incentive fee net investment income in each fiscal quarter as follows: (A) no incentive fee in any fiscal quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate; (B) 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized) is payable to Saratoga Investment Advisors; and (C) 20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized). We refer to the amount specified in clause (B) as the "catch-up." The "catch-up" provision is intended to provide Saratoga Investment Advisors with an incentive fee of 20% on all of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 2.344% in any fiscal quarter. Notwithstanding the foregoing, with respect to any period ending on or prior to December 31, 2010, Saratoga Investment Advisors was only entitled to 20% of the amount of our pre-incentive fee net investment income, if any, that exceeded 1.875% in any fiscal quarter (7.5% annualized) without any catch-up provision. These calculations are appropriately pro-rated when such calculations are applicable for any period of less than three months.

  The following is a graphical representation of the calculation of the income-related portion of the incentive fee subsequent to any period ending after December 31, 2010:

Quarterly Incentive Fee Based on "Pre-Incentive Fee Net Investment Income"

Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)

 Percentage of Pre-Incentive Fee Net Investment
Income allocated to income-related portion of incentive fee

        The second part of the incentive fee, the capital gains fee, is determined and payable in arrears as of the end of each fiscal year (or, upon termination of the investment advisory and management agreement), and is calculated at the end of each applicable year by subtracting (1) the sum of our cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (2) our cumulative aggregate realized capital gains, in each case calculated from May 31, 2010. If such amount is positive at the end of such year, then the capital gains fee for such year is equal to 20% of such amount, less the cumulative aggregate amount of capital gains fees paid in all prior years. If such amount is negative, then there is no capital gains fee for such year.

        Under the investment advisory and management agreement, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and Saratoga Investment Advisors will be entitled to 20% of net capital gains that arise after May 31, 2010. In addition, the cost basis for computing our realized gains and losses on investments held by us as of May 31, 2010 equals the fair value of such investments as of such date.

Examples of Quarterly Incentive Fee Calculation

  Example 1: Income Related Portion of Incentive Fee(1):

  Assumptions

  •
  Hurdle rate(2) = 1.875%

  •
  Management fee(3) = 0.4375%

  •
  Other expenses (legal, accounting, custodian, transfer agent, etc.)(4) = 0.33%

  Alternative 1

  Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 1.25%

  •
  Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 0.4825%

        Pre-incentive fee net investment income does not exceed hurdle rate, therefore there is no incentive fee.

  Alternative 2

  Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 3.0%

  •
  Pre-incentive fee net investment income (investment income - (management fee + other expenses)) = 2.2325%

        Pre-incentive fee net investment income exceeds hurdle rate, but does not fully satisfy the "catch-up" provision, therefore the income related portion of the incentive fee is 0.3575%.

Incentive Fee	=	(100% × (pre-incentive fee net investment income - 1.875%)
	=	100% (2.2325% - 1.875%)
	=	100% (0.3575%)
	=	0.3575%

  Alternative 3

  Additional Assumptions

  •
  Investment income (including interest, dividends, fees, etc.) = 3.5%

  •
  Pre-Incentive Fee Net Investment Income (investment income - (management fee + other expenses) = 2.7325%

(1)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(2)
Represents 7.5% annualized hurdle rate.

(3)
Represents 1.75% annualized management fee. For the purposes of this example, we have assumed that we have not incurred any indebtedness and that we maintain no cash or cash equivalents.

(4)
The "catch-up" provision is intended to provide our investment adviser with an incentive fee of 20% on all pre-incentive fee net investment income as if a hurdle rate did not apply when our net investment income exceeds 2.344% in any fiscal quarter.

        Pre-incentive fee net investment income exceeds the hurdle rate, and fully satisfies the "catch-up" provision, therefore the income related portion of the incentive fee is 0.5467%.

Incentive fee	=	100% × pre-incentive fee net investment income (subject to "catch-up")(4)
Incentive fee	=	100% × "catch-up" + (20% × (Pre-incentive fee net investment income - 2.344%))
Catch up	=	2.344% - 1.875%
	=	0.469%
Incentive fee	=	(100% × 0.469%) + (20% × (2.7325% - 2.344%))
	=	0.469% + (20% × 0.3885%)
	=	0.469% + 0.0777%
	=	0.5467%

Example 2: Capital Gains Portion of Incentive Fee:

  Alternative 1:

  Assumptions(1)

  •
  Year 1: $20 million investment made in Company A ("Investment A"), and $30 million investment made in Company B ("Investment B")

  •
  Year 2: Investment A is sold for $50 million and fair market value ("FMV") of Investment B determined to be $32 million

  •
  Year 3: FMV of Investment B determined to be $25 million

  •
  Year 4: Investment B sold for $31 million

        The capital gains portion of the incentive fee, if any, calculated under the cumulative method would be:

  •
  Year 1: None

  •
  Year 2: $6 million (20% multiplied by $30 million realized capital gains on sale of Investment A)

  •
  Year 3: None; $5 million (20% multiplied by ($30 million realized cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (capital gains incentive fee paid in Year 2)

  •
  Year 4: $200,000; $6.2 million (20% multiplied by $31 million cumulative realized capital gains) less $6 million (capital gains incentive fee paid in Year 2)

  Alternative 2

  Assumptions(1)

  •
  Year 1: $20 million investment made in Company A ("Investment A"), $30 million investment made in Company B ("Investment B") and $25 million investment made in Company C ("Investment C")

(1)
The examples assume that Investment A and Investment B were acquired by us subsequent to May 31, 2010. If Investment A and B were acquired by us prior to May 31, 2010, then the cost basis for computing our realized gains and losses on such investments would equal the fair value of such investments as of May 31, 2010.

  •
  Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

  •
  Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

  •
  Year 4: FMV of Investment B determined to be $35 million

  •
  Year 5: Investment B sold for $20 million

        The capital gains portion of the incentive fee, if any, calculated under the cumulative method would be:

  •
  Year 1: None

  •
  Year 2: $5 million (20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B))

  •
  Year 3: $1.4 million ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million (capital gains incentive fee paid in Year 2))

  •
  Year 4: None

  •
  Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million (cumulative capital gains incentive fee paid in Year 2 and Year 3))

        The investment advisory and management agreement with Saratoga Investment Advisors was approved by our board of directors at an in-person meeting of the directors, including a majority of our independent directors, and was approved by our stockholders at the special meeting of stockholders held on July 30, 2010.

        In approving this agreement, the directors considered, among other things, (i) the nature, extent and quality of the advisory and other services to be provided to us by Saratoga Investment Advisors; (ii) our investment performance and the investment performance of Saratoga Investment Advisors; (iii) the expected costs of the services to be provided by Saratoga Investment Advisors (including management fees, advisory fees and expense ratios) and the profits expected to be realized by Saratoga Investment Advisors; (iv) the limited potential for economies of scale in investment management associated with managing us; and (v) Saratoga Investment Advisors estimated pro forma profitability with respect to managing us.

        The investment advisory and management agreement will continue in effect for a period of two years from its effective date, and if not sooner terminated, will continue in effect for a successive period of 12 months thereafter, provided that each continuance is specifically approved at least annually by both (i) the vote of a majority of the board members or the vote of a majority of our outstanding voting securities (as such term is defined in the 1940 Act) and (ii) the vote of a majority of the board members who are not parties to the investment advisory and management agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The investment advisory and management agreement may be terminated as a whole at any time by us, without the payment of any penalty, upon the vote of a majority of the board members or a majority of our outstanding voting securities or by Saratoga Investment Advisors, on 60 days' written notice by either party to the other, which notice may be waived by the non-terminating party.

Payment of our expenses

        The investment advisory and management agreement provides that all investment professionals of Saratoga Investment Advisors and its staff, when and to the extent engaged in providing investment advisory services required to be provided by Saratoga Investment Advisors, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Saratoga Investment Advisors and not by us.

        We bear all costs and expenses of our operations and transactions, including those relating to:

  •
  our organization;

  •
  calculating our net asset value (including the cost and expenses of any independent valuation firm);

  •
  expenses incurred by Saratoga Investment Advisors payable to third parties, including agents, consultants or other advisors, in monitoring financial and legal affairs for us and in monitoring our investments and performing due diligence on our prospective portfolio companies;

  •
  interest payable on debt, if any, incurred to finance our investments;

  •
  offerings of our common stock and other securities;

  •
  investment advisory and management fees;

  •
  fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments;

  •
  transfer agent and custodial fees;

  •
  federal and state registration fees;

  •
  all costs of registration and listing our common stock on any securities exchange;

  •
  federal, state and local taxes;

  •
  independent directors' fees and expenses;

  •
  costs of preparing and filing reports or other documents required by governmental bodies (including the SEC and the SBA);

  •
  costs of any reports, proxy statements or other notices to common stockholders including printing costs;

  •
  our fidelity bond, directors and officers errors and omissions liability insurance, and any other insurance premiums;

  •
  direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and

  •
  administration fees and all other expenses incurred by us or, if applicable, the administrator in connection with administering our business (including payments under the administration agreement based upon our allocable portion of the administrator's overhead in performing its obligations under the administration agreement, including rent and the allocable portion of the cost of our officers and their respective staffs (including travel expenses)).

Duration and Termination

        The investment advisory and management agreement will remain in effect continuously, unless terminated under the termination provisions of the agreement. The investment advisory and management agreement provides that it may be terminated at any time, without the payment of any penalty, upon 60 days written notice, by the vote of stockholders holding a majority of our outstanding voting securities, or by the vote of our directors or by Saratoga Investment Advisors.

        The investment advisory and management agreement will, unless terminated as described above, continue until the second anniversary of its July 30, 2010 effective date and will continue in effect from year to year thereafter so long as it is approved at least annually by (i) the vote of the board of directors, or by the vote of stockholders holding a majority of our outstanding voting securities, and (ii) the vote of a majority of our directors who are not parties to the investment advisory and management agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) of any party to such agreement, in accordance with the requirements of the 1940 Act.

Indemnification

        Under the investment advisory and management agreement, Saratoga Investment Advisors and certain of its affiliates are not liable to us for any action taken or omitted to be taken by Saratoga Investment Advisors in connection with the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser to us, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services and except to the extent such action or omission constitutes gross negligence, willful misfeasance, bad faith or reckless disregard of its duties and obligations under the agreement.

        We also provide indemnification to Saratoga Investment Advisors and certain of its affiliates for damages, liabilities, costs and expenses incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of its duties or obligations under the agreement or otherwise as an investment adviser to us. However, we would not provide indemnification against any liability to us or our security holders to which Saratoga Investment Advisors or such affiliates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any such person's duties or by reason of the reckless disregard of its duties and obligations under the agreement.

Board Approval of the Investment Advisory and Management Agreement

        Our board of directors approved the investment advisory and management agreement at its meeting, held on July 9, 2012 for an additional one year term.

Organization of the Investment Adviser

        Saratoga Investment Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. The principal executive offices of Saratoga Investment Advisors are located at 535 Madison Avenue, New York, New York 10022.

Administration Agreement

        Pursuant to a separate administration agreement, Saratoga Investment Advisors, who also serves as our administrator, furnishes us with office facilities, equipment and clerical, book-keeping and record keeping services. Under the administration agreement, our administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain, preparing reports for our stockholders and reports required to be filed with the SEC. In addition, our administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the administration agreement equal an amount based upon our allocable portion of our administrator's overhead in performing its obligations under the administration agreement, including rent and our allocable portion of the cost of our officers and their respective staffs relating to the performance of services under this agreement (including travel expenses). Our allocable portion is based on the proportion that our total assets bears to the total assets administered or managed by our administrator. Under the administration agreement, our administrator also provides managerial assistance, on our behalf, to those portfolio companies who accept our offer of assistance. The amount payable under the administration agreement is currently capped at $1.0 million for each annual term of the agreement. On July 9, 2012, our board of directors approved the renewal of the administration agreement for an additional one-year term. The administration agreement may be terminated by either party without penalty upon 60 days written notice to the other party.

Indemnification

        Under the administration agreement, Saratoga Investment Advisors and certain of its affiliates are not liable to us for any action taken or omitted to be taken by Saratoga Investment Advisors in connection with the performance of any of its duties or obligations under the agreement.

        We also provide indemnification to Saratoga Investment Advisors and certain of its affiliates for damages, liabilities, costs and expenses incurred by them in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of or otherwise based upon the performance of any of its duties or obligations under the agreement or otherwise as an administrator to us. However, we do not provide indemnification against any liability to us or our security holders to which Saratoga Investment Advisors or such affiliates would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of any such person's duties or by reason of the reckless disregard of its duties and obligations under the agreement.

License Agreement

        We entered into a trademark license agreement with Saratoga Investment Advisors, pursuant to which Saratoga Investment Advisors grants us a non-exclusive, royalty-free license to use the name "Saratoga." Under this agreement, we have a right to use the "Saratoga" name, for so long as Saratoga Investment Advisors or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the "Saratoga" name. Saratoga Investment Advisors has the right to terminate the license agreement if it is no longer acting as our investment adviser. In the event the investment advisory and management agreement is terminated, we would be required to change our name to eliminate the use of the name "Saratoga."

 MANAGEMENT

        Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at its discretion. Our Board of Directors has five members, two of whom are "interested persons" as defined in Section 2(a)(19) of the 1940 Act and five of whom are not interested persons, whom we refer to as our independent directors.

Director and Executive Officer Information

        As of December 31, 2012, our executive officers, directors and key employees and their positions are as set forth below. The address for each executive officer and director is c/o Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10017.

Name	Age	Position	Director Since	Expiration of Term
Interested Directors
Christian L. Oberbeck	52	Chairman of the Board, Chief Executive Officer and President	2010	2015
Michael J. Grisius	49	Director	2011	2014
Independent Directors
Steven M. Looney	63	Director	2007	2013
Charles S. Whitman III	70	Director	2007	2013
G. Cabell Williams	58	Director	2007	2014

Name	Age	Position
Executive Officers
Christian L. Oberbeck	52	Chief Executive Officer and President
Richard A. Petrocelli	44	Chief Financial Officer, Vice President, Secretary and Chief Compliance Officer

        Biographical information regarding our Board and our executive officers is set forth below. We have divided the directors into two groups—independent directors and interested directors. Interested directors are "interested persons" of Saratoga Investment Corp., as defined in Section 2(a)(19) of the 1940 Act. We do not currently have any other executive officers who are not also directors.

Biographical Information

Independent Directors

        Steven M. Looney—Mr. Looney is a Managing Director of Peale Davies & Co. Inc., a consulting firm with particular expertise in financial process and IT outsourcing, and is a CPA and an attorney. Mr. Looney also serves as a consultant and director to numerous companies in the healthcare, manufacturing and technology services industries, including WH Industries Inc. Between 2000 and 2005, he served as Senior Vice President and Chief Financial Officer of PCCI, Inc., a private IT staffing and outsourcing firm. Between 1992 and 2000, Mr. Looney worked at WH Industries as Chief Financial and Administrative Officer. Mr. Looney also serves as a director of Excellent Education for Everyone, a nonprofit organization. Mr. Looney graduated summa cum laude from the University of Washington with a B.A. degree in Accounting and received a J.D. from the University of Washington School of Law where he was a member of the law review. Mr. Looney's qualifications as director include his experience as a Managing Director of Peale Davies & Co. Inc. and as Chief Financial and Administrative Officer of WH Industries, as well as his financial, accounting and legal expertise.

        Charles S. Whitman III—Mr. Whitman is senior counsel (retired) at Davis Polk & Wardwell LLP. Mr. Whitman was a partner in Davis Polk's Corporate Department for 28 years, representing clients in a broad range of corporate finance matters, including shelf registrations, securities compliance for financial institutions, foreign asset privatizations, and mergers and acquisitions. From 1971 to 1973, Mr. Whitman served as Executive Assistant to three successive Chairmen of the SEC. Mr. Whitman serves on the Legal Advisory Board of the National Association of Securities Dealers. Mr. Whitman graduated from Harvard College and graduated magna cum laude from Harvard Law School with a LL.B. Mr. Whitman also received an LL.M. from Cambridge University in England. Mr. Whitman's qualifications as director include his 28 years of experience representing clients, including AT&T, Exxon Mobil, General Motors and BP, in securities matters as a partner in Davis Polk's corporate department.

        G. Cabell Williams—Mr. Williams has served as the Managing General Partner of Williams and Gallagher, a private equity partnership located in Chevy Chase, Maryland since 2004. Since March 2011, Mr. Williams has also served as a partner of Faragut Capital Partners, an investment firm based in Fairfax, VA. In 2004, Mr. Williams concluded a 23 year career at Allied Capital Corporation, a business development company based in Washington, DC, which was acquired by Ares Capital Corporation in 2010. While at Allied, Mr. Williams held a variety of positions, including President, COO and finally Managing Director following Allied's merger with its affiliates in 1998. From 1991 to 2004, Mr. Williams either led or co-managed the firm's Private Equity Group. For the nine years prior to 1999, Mr. Williams led Allied's Mezzanine investment activities. For 15 years, Mr. Williams served on Allied's Investment Committee where he was responsible for reviewing and approving all of the firm's investments. Prior to 1991, Mr. Williams ran Allied's Minority Small Business Investment Company. He also founded Allied Capital Commercial Corporation, a real estate investment vehicle. Mr. Williams has served on the Board of various public and private companies. Mr. Williams attended The Landon School, and graduated from Mercersburg Academy and Rollins College, receiving a B.S. in Business Administration from the latter. Mr. Williams' qualifications as director include his 28 years of experience managing investment activities at Allied Capital, where he served in a variety of positions, including President, COO and Managing Director.

Interested Directors

        Christian L. Oberbeck—Mr. Oberbeck has over 23 years of experience in leveraged finance, from distressed debt to private equity, and has been involved in originating, structuring, negotiating, consummating, managing and monitoring investments in these businesses. Mr. Oberbeck is the Managing Partner of Saratoga Partners, a middle market private equity investment firm, and has served on its investment committee since 1995. Mr. Oberbeck is also the Managing Member of Saratoga Investment Advisors, LLC, the Company's investment adviser, and the Chief Executive Officer and President of the Company.

        Prior to assuming management responsibility for Saratoga Partners in 2008, Mr. Oberbeck has co-managed Saratoga Partners since 1995, when he joined Dillon Read and Saratoga Partners from Castle Harlan, Inc., a corporate buyout firm, which he had joined at its founding in 1987 and was a Managing Director, leading successful investments in manufacturing and financial services companies. Prior to joining that, he worked in the Corporate Development Group of Arthur Young and in corporate finance at Blyth Eastman Paine Webber. Mr. Oberbeck has been a director of numerous middle market companies.

        Mr. Oberbeck graduated from Brown University in 1982 with a BS in Physics and a BA in Mathematics. In 1985, he earned an MBA from Columbia University. Mr. Oberbecks's qualifications as a director include his extensive experience in the investment and finance industry, as well as his intimate knowledge of the Company's operations, gained through his service as an executive officer.

        Michael J. Grisius—Mr. Grisius has over 22 years of experience in leveraged finance, investment management and financial services. He has originated, structured, negotiated, consummated, managed and monitored numerous successful investments in mezzanine debt, private equity, senior debt, structured products and commercial real estate debt. Mr. Grisius is Chief Investment Officer and a Managing Director of Saratoga Investment Advisors, LLC, the Company's investment adviser. Mr. Grisius joined Saratoga Investment Advisors, LLC in July 2011.

        Prior to joining Saratoga Investment Advisors, Mr. Grisius served as Managing Director at Allied Capital Corporation, where he was an investment professional for 16 years. At Allied Capital Corporation, Mr. Grisius held several senior positions including co-head of Mezzanine Finance and member of its Management Committee and its Investment Committee. In 2008, Mr. Grisius was appointed co-chairman of the Allied Capital Corporation's Investment Committee. He also had responsibility for structuring and managing Unitranche Fund, LLC. During his tenure at Allied, Mr. Grisius built and led teams that made investments in subordinated debt, control equity and real estate mortgage debt. Mr. Grisius has served on the board of directors of numerous middle market companies. Prior to joining Allied Capital Corp., Mr. Grisius worked in leveraged finance at Chemical Bank from 1989 to 1992 and held senior accountant and consultant positions with KPMG LLP from 1985 to 1988.

        Mr. Grisius graduated with a BS from Georgetown University in 1985 and earned an MBA from Cornell University's Johnson Graduate School of Management in 1990. Mr. Grisius' qualifications as a director include his broad experience in leverage finance, investment management, private equity and financial services.

Executive Officers

        For information regarding Mr. Oberbeck, the Chairman of the Board and our Chief Executive Officer and President, see "—Interested directors" above.

        Richard A. Petrocelli—Mr. Petrocelli has over 20 years of experience including investment management, private equity and corporate reorganizations. Mr. Petrocelli is a Managing Director and Chief Financial Officer at Saratoga Partners, a middle market private equity investment firm, and has been involved in originating, structuring, negotiating, consummating, managing and monitoring middle market investments. Mr. Petrocelli is the Managing Director of Saratoga Investment Advisors, the Company's investment adviser, and the Chief Financial Officer, Vice President, Secretary and Chief Compliance Officer of the Company. Mr. Petrocelli served as a director of the Company from 2010 until 2011. Mr. Petrocelli is not seeking reelection to the Board at the Annual Meeting. As a result, his term as a member of the Board will expire at the Annual Meeting. However, Mr. Petrocelli will continue to serve the Company as its Chief Financial Officer, Secretary and Chief Compliance Officer.

        Mr. Petrocelli began his career as an accountant before transitioning to alternative assets at Gabelli Asset Management Company in 1993. Mr. Petrocelli's background brings financial expertise to the diligence and oversight processes, which is critically important when dealing in complex transactions. In addition to his involvement in originating, structuring, negotiating, consummating, managing and monitoring investments at Saratoga Partners, Mr. Petrocelli is currently the Chief Financial Officer of Saratoga Partners and is responsible for reporting and compliance. Mr. Petrocelli joined Saratoga Partners in 1998 from Gabelli Asset Management. At Gabelli Asset Management, Mr. Petrocelli was a Vice President in the corporate finance department with a primary focus on the Company's alternative investment business. Prior to that, he was a senior accountant at BDO Siedman. Mr. Petrocelli has served as a director of a number of Saratoga Partners' portfolio companies.

        Mr. Petrocelli graduated with a BSBA from Georgetown University in 1990 and earned an MBA from New York University's Stern School of Business in 1999. He is a Certified Public Accountant.

Board Leadership and the Board's Role in the Oversight of Risk Management

        Our board of directors monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our board of directors approves the appointment of our investment adviser, administrator and officers; reviews and monitors the services and activities performed by our investment adviser, administrator and officers; and approves the engagement, and reviews the performance of, our independent public accounting firm.

        Under our bylaws, the Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. The Company does not have a fixed policy as to whether the chairman of the Board should be an independent director and believes that its flexibility to select its chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

        Mr. Oberbeck, who is an "interested person" of the Company as defined in Section 2(a)(19) of the 1940 Act, serves as both the chief executive officer and president and chairman of the Board. The Board believes that Mr. Oberbeck, as chief executive officer and president of the Company and as a principal of Saratoga Investment Advisors, is the director with the most knowledge of our business strategy and is best situated to serve as chairman of the Board. The Board does not currently have a lead independent director. We believe that our board leadership structure must be evaluated on a case-by-case basis and that our existing board leadership structure is appropriate. However, we continually re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

        The Board, directly and through the audit committee and other committees of the Board, takes an active role in the oversight of the Company's policies with respect to the assessment and management of enterprise risk. Among other things, the Board has policies in place for identifying the senior executive responsible for key risks as well as the Board committees with oversight responsibility for particular key risks. In a number of cases, oversight is conducted by the full Board. Our Board also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The chief compliance officer is designated to oversee compliance with the federal securities laws.

        We believe that our Board and its committees' role in risk oversight complements our Board's leadership structure because it allows our independent directors, through three fully independent board committees, auditor and independent valuation providers, our chief compliance officer, and otherwise, to exercise oversight of risk without any conflict that might discourage critical review. We believe that our board leadership structure and the Board's approach to risk oversight must be evaluated on a case-by-case basis and that the Board's role in risk oversight is appropriate. However, we continually re-examine the manner in which the Board administers its oversight function on an ongoing basis to ensure that it continues to meet our needs.

Director Independence

        In accordance with rules of the New York Stock Exchange (the "NYSE"), the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company's Nominating and Corporate Governance Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

        In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in the NYSE Listed Company Manual. Section 303A.00 of the NYSE Listed Company Manual provides that business development companies, or BDCs, such as the Company, are required to comply with all of the provisions of Section 303A applicable to domestic issuers other than Sections 303A.02, the section that defines director independence. Section 303A.00 provides that a director of a BDC shall be considered to be independent if he or she is not an "interested person" of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an "interested person" to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

        The Board has determined that each of the directors is independent and has no relationship with the Company, except as a director and stockholder of the Company, with the exception of Messrs. Oberbeck and Grisius, who are interested persons of the Company due to their positions as officers of the Company and/or officers of Saratoga Investment Advisors, LLC, our external investment adviser.

Corporate Governance

        We maintain a corporate governance webpage at the "Corporate Governance" link under the "Investor Relations" link at http://saratogainvestmentcorp.com.

        Our Corporate Governance Procedures, Code of Business Conduct and Ethics, Code of Ethics and Board committee charters are available at our corporate governance webpage at http://saratogainvestmentcorp.com and are also available to any stockholder who requests them by writing to our Secretary, Richard A. Petrocelli, at Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022.

Annual Evaluation

        Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes an annual questionnaire and Board and Board committee discussion.

Board Meetings and Committees

        Our Board met seven times during fiscal year 2012. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. The Board's standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. All of the five directors attended the 2011 Annual Meeting of Stockholders in person.

Communications with Directors

        Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022, Attention: Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate personnel of the Company will review and sort through communications before forwarding them to the addressee(s).

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics that applies to which applies to, among others, our executive officers, including our principal executive officer and principal financial officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022. The Company's Code of Business Conduct and Ethics is also available on our website at http://saratogainvestmentcorp.com.

        If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Business Conduct and Ethics, we will promptly disclose the nature of the amendment or waiver on our website at http://saratogainvestmentcorp.com.

Committees of the Board of Directors

Audit Committee

        The current members of the audit committee are Steven M. Looney (Chairman), Charles S. Whitman III and G. Cabell Williams. The Board has determined that Mr. Looney is an "audit committee financial expert" as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934 and that each of Messrs. Whitman and Williams are "financially literate" as required by NYSE corporate governance standards. All of these members are independent directors. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in determining the fair value of debt and equity investments that are not publicly traded or for which current market values are not readily available; where appropriate, the board of directors and audit committee may utilize the services of an independent valuation firm to assist them in determining the fair value of these investments. Finally, the audit committee also reviews our financial statements and the disclosure thereof and the adequacy of our disclosure controls and procedures.

  Authority

        The audit committee is authorized (without seeking Board approval) to retain special legal, accounting or other advisors and may request any officer or employee of the Company or the Company's outside counsel or independent auditor to meet with any members of, or advisors to, the audit committee. The audit committee has available appropriate funding from the Company as determined by the audit committee for payment of: (i) compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisers employed by the audit committee, and (iii) ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties. The audit committee may delegate its authority to subcommittees or the chairman of the audit committee when it deems appropriate and in the best interests of the Company.

  Procedures

        The audit committee meets as often as it determines is appropriate to carry out its responsibilities under its charter, but not less frequently than quarterly. The chairman of the audit committee, in consultation with the other committee members, determines the frequency and length of the committee meetings and sets meeting agendas consistent with its charter. The audit committee meets separately, periodically, with management, with internal auditors or other personnel responsible for the internal audit function and with the independent auditor.

        A charter of the audit committee is available in print to any stockholder who requests it and it is also available on the Company's website at www.saratogainvestmentcorp.com.

Nominating and Corporate Governance Committee

        The current members of the nominating and corporate governance committee are Charles S. Whitman III (Chairman), G. Cabell Williams and Steven M. Looney. All of these members are independent directors. The nominating and corporate governance committee is responsible for identifying individuals qualified to become board members, and recommending to the Board director nominees for election at the next annual or special meeting of shareholders at which directors are to be elected or to fill any vacancies or newly created directorships that may occur between such meetings, recommending directors for appointment to Board committees, making recommendations to the Board as to determinations of director independence, overseeing the evaluation of the Board, overseeing and setting compensation for the Company's directors.

        In making its recommendations for Board and committee membership, the nominating and corporate governance committee reviews candidates' qualifications for membership on the Board or a committee of the Board (including making a specific determination as to the independence of each candidate) based on the criteria approved by the Board (and taking into account the enhanced independence, financial literacy and financial expertise standards required under law or the New York Stock Exchange rules for audit committee membership purposes). In evaluating current directors for re-nomination to the Board or re-appointment to any Board committees, the nominating and corporate governance committee assesses the performance of such directors, periodically reviews the composition of the Board and its committees in light of the current challenges and needs of the Board, the Company and each committee, and determines whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience, considers rotation of committee members and committee chairmen and considers any other factors that are set forth in the Company's corporate governance procedures or are deemed appropriate by the nominating and corporate governance committee or the Board. The nominating and corporate governance committee considers issues of judgment, diversity, age, skills, background and experience in evaluating candidates for membership on the Board.

        The nominating and corporate governance committee does not have a formal policy on the consideration of director candidates recommended by stockholders. The board of directors believes that it is more appropriate to give the nominating and corporate governance committee flexibility in evaluating stockholder recommendations. In the event that a director nominee is recommended by a stockholder, the nominating and corporate governance committee will give due consideration to the director nominee and will use the same criteria used for evaluating board director nominees, in addition to considering the information relating to the director nominee provided by the stockholder.

  Authority

        The nominating and corporate governance committee has the sole authority to retain and terminate any search firm assisting the nominating and corporate governance committee in identifying director candidates, including sole authority to approve all such search firm's fees and other retention terms. In addition, the nominating and corporate governance committee has the sole authority to retain and terminate any compensation consultant assisting the nominating and corporate governance committee in the evaluation of director compensation, including sole authority to approve all such compensation consultant's fees and other retention terms. The nominating and corporate governance committee may delegate its authority to subcommittees or the chair of the nominating and corporate governance committee when it deems appropriate and in the best interests of the Company.

  Procedures

        The nominating and corporate governance committee meets as often as it determines is appropriate to carry out its responsibilities under its charter. The chair of the committee, in consultation with the other committee members, determines the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter.

        A charter of the nominating and corporate governance committee is available in print to any stockholder who requests it, and it is also available on the Company's website at www.saratogainvestmentcorp.com.

Compensation Committee

        The current members of the compensation committee are G. Cabell Williams (Chairman), Steven M. Looney and Charles S. Whitman III. All of these members are independent directors. The compensation committee is responsible for overseeing the Company's compensation policies generally and making recommendations to the Board with respect to incentive compensation and equity-based plans of the Company that are subject to Board approval, evaluating executive officer performance and reviewing the Company's management succession plan, overseeing and setting compensation for the Company's directors and, as applicable, its executive officers and, as applicable, preparing the report on executive officer compensation that SEC rules require to be included in the Company's annual proxy statement. Currently, none of our executive officers are compensated by the Company and as such the compensation committee is not required to produce a report on executive officer compensation for inclusion in our annual proxy statement.

        The compensation committee has the sole authority to retain and terminate any compensation consultant assisting the compensation committee, including sole authority to approve all such compensation consultant's fees and other retention terms. The compensation committee may delegate its authority to subcommittees or the chairman of the compensation committee when it deems appropriate and in the best interests of the Company.

  Procedures

        The compensation committee shall meet as often as it determines is appropriate to carry out its responsibilities under its charter. The chairman of the compensation committee, in consultation with the other committee members, shall determine the frequency and length of the committee meetings and shall set meeting agendas consistent with its charter. No executive officer should attend that portion of any meeting where such executive's performance (or, as applicable, compensation) is discussed, unless specifically invited by the compensation committee.

        A charter of the compensation committee is available in print to any stockholder who requests it and is also available on the Company's website at www.saratogainvestmentcorp.com.

  Compensation Committee Interlocks and Insider Participation

        During fiscal year 2012, none of the Company's executive officers served on the board of directors (or a compensation committee thereof or other board committee performing equivalent functions) of any entities that had one or more executive officers serve on the compensation committee or on the board of directors. No current or past executive officers or employees of the Company or its affiliates serve on the compensation committee.

Executive Compensation

        Currently, none of our executive officers are compensated by us. We currently have no employees, and each of our executive officers is also an employee of Saratoga Investment Advisors. Services necessary for our business are provided by individuals who are employees of Saratoga Investment Advisors, pursuant to the terms of the investment advisory and management agreement and the administration agreement.

Director Compensation

        Our independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are "interested persons."

        The following table sets forth information concerning total compensation earned by or paid to each of our directors during the fiscal year ended February 29, 2012:

Name	Fees Earned or Paid in Cash	Total
Interested Directors
Christian L. Oberbeck(1)	—	—
Michael J. Grisius(1)	—	—
Independent Directors	—	—
Steven M. Looney	$70,500	$70,500
Charles S. Whitman III	$67,500	$67,500
G. Cabell Williams	$67,500	$67,500

(1)
No compensation was paid to directors who are interested persons of us as defined in the 1940 Act.

 PORTFOLIO MANAGEMENT

        The day-to-day management of our portfolio is the responsibility of Saratoga Investment Advisors and overseen by its investment committee.

Investment Committee

        The members of Saratoga Investment Advisors' investment committee include Christian L. Oberbeck, Michael J. Grisius, Richard A. Petrocelli, Thomas V. Inglesby and Charles G. Phillips. See the section of the prospectus entitled "Management" for biographies of Messrs. Oberbeck, Grisius and Petrocelli. For biographical information for Messrs. Inglesby and Phillips, see "Investment Professionals" below.

Investment Professionals

        Our investment adviser's investment personnel, in addition to our investment adviser's investment committee, are primarily responsible for the day-to-day management of our portfolio.

        The members of our investment adviser's investment committee and its investment personnel are not be employed by us, and receive no compensation from us in connection with their activities. However, they receive compensation from our investment adviser that includes an annual base salary, an annual individual performance bonus, contributions to 401(k) plans, and, in certain circumstances, a portion of the incentive fee or carried interest earned in connection with their services.

        Below are the biographies for the members of our investment adviser's investment committee whose biographies are not included elsewhere in this prospectus and the other investment professionals of our investment adviser.

        Thomas V. Inglesby—Mr. Inglesby has over 25 years of investment experience including private equity and leveraged finance. Mr. Inglesby is a managing director at Saratoga Investment Advisors and is responsible for originating, structuring, negotiating, consummating, managing and monitoring middle market investments.

        Prior to joining Saratoga Investment Advisors, Mr. Inglesby was a senior managing director at GSC Group, Inc. From September 2008 through July 2010, Mr. Inglesby was a senior managing director in the Recovery Investment Group at GSC Group, serving on the investment committee as an internal advisor on matters relating to GSC Group's ongoing restructuring. From 2002 to 2008, Mr. Inglesby served as the Head of the U.S. Corporate Debt Group of GSC Group. During this period, GSC Group raised and managed $5.6 billion in capital across 12 corporate credit investment funds. From 1997 to 2002, he served as a managing director at GSC Group focused on middle market buyouts. Prior to joining GSC Group in 1997, Mr. Inglesby served as a managing director with Harbour Group from 1994 to 1997, where he focused on acquisitions of manufacturing companies in fragmented industries. From 1992 to 1994, Mr. Inglesby served as a managing director at the South Street Funds, a startup distressed debt investment fund founded by former partners at Goldman Sachs. From 1986 to 1990, Mr. Inglesby served as a vice president in the Merchant Banking Department at PaineWebber.

        In September 2010, GSC Group filed for bankruptcy under Chapter 11 of the United States Bankruptcy Code.

        Mr. Inglesby received a J.D. from the University of Virginia School of Law, an M.B.A. from the Darden Graduate School of Business Administration, and a B.S. in Accounting with General Honors from the University of Maryland.

        Charles G. Phillips IV—Mr. Phillips has over 13 years of investment experience including private equity and leveraged finance. Mr. Phillips is a managing director at Saratoga Investment Advisors and Saratoga Partners and has been involved in originating, structuring, negotiating, consummating, managing and monitoring middle market investments. Mr. Phillips has extensive experience investing in middle-market manufacturing and service companies. He also has extensive experience in dealing with public financings and sales through his work with several portfolio companies of Saratoga Partners. Prior corporate finance experience includes mergers and acquisitions and capital markets experience in a variety of industries, including packaged foods, consumer products, cable television, energy and education. Mr. Phillips joined Saratoga Partners in 1997 after graduating from Harvard Business School. Prior to that, from 1993 to 1995, Mr. Phillips worked in Dillon Read's corporate finance department, where he was involved in mergers and acquisitions and advisory assignments in a variety of industries. Prior experience includes McCown De Leeuw & Co., a corporate buyout firm. Mr. Phillips has served as a director of a number of Saratoga Partners' portfolio companies.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Persons

        We have entered into an investment advisory and management agreement with Saratoga Investment Advisors, LLC. We have also entered into a license agreement with Saratoga Investment Advisors, LLC, pursuant to which Saratoga Investment Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name "Saratoga." In addition, pursuant to the terms of the administration agreement, Saratoga Investment Advisors, LLC provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Oberbeck, our chief executive officer and president, is the primary investor in and controls Saratoga Investment Advisors, LLC.

Review, Approval or Ratification of Transactions with Related Persons

        The Audit Committee of our Board is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

 CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

        The following table sets forth, as of December 31, 2012, the beneficial ownership of each current director, the nominees for director, the Company's executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

        The percentage ownership is based on 4,730,116 shares of common stock outstanding as of December 31, 2012. Shares of common stock that are subject to warrants or other convertible securities currently exercisable or exercisable within 60 days thereof, are deemed outstanding for the purposes of computing the percentage ownership of the person holding these options or convertible securities, but are not deemed outstanding for computing the percentage ownership of any other person. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. To our knowledge, unless otherwise indicated in the footnotes to this table, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned. Unless otherwise indicated by footnote, the address for each listed individual is Saratoga Investment Corp., 535 Madison Avenue, New York, New York 10022.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned		Percent of Class
Interested Directors
Christian L. Oberbeck(1)	1,341,989	(1)	28.4%
Michael J. Grisius	18,128		*
Executive Officer
Richard A. Petrocelli	55,085		*
Independent Directors
Steven M. Looney	1,320		*
Charles S. Whitman III	1,565		*
G. Cabell Williams	19,127		*

All Directors and Executive Officers as a Group	1,437,214		30.4%
Owners of 5% or more of our common stock
Black Diamond Capital Management, L.L.C.(2)	318,250		6.7%
Raging Capital Master Fund, Ltd.(3)	461,673		9.8%

*
Less than 1%

(1)
Includes 1,039,188 shares of common stock directly held by Mr. Oberbeck, 154,261 shares of common stock held by Saratoga Investment Advisors, which Mr. Oberbeck controls, and 148,540 shares of common stock held by CLO Partners LLC, an entity wholly owned by Mr. Oberbeck.

(2)
Includes 277,631 shares of common stock held by GSC CDO III, L.L.C. and certain of its affiliates. The address of Black Diamond Capital Management, L.L.C. is One Sound Shore Drive, Suite 200, Greenwich, CT 06830.

(3)
Raging Capital Management, LLC ("Raging Capital") is the investment manager of Raging Capital Master Fund, Ltd. William C. Martin is the managing member of Raging Capital. By virtue of these relationships, Raging Capital and Mr. Martin may be deemed to beneficially own our common Stock owned directly by the Raging Capital Master Fund, Ltd. The address of Raging Capital Master Fund, Ltd. is Ten Princeton Avenue, Rocky Hill, NJ 08553.

        Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of December 31, 2012. We are not part of a "family of investment companies" as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Christian L. Oberbeck	Over $1,000,000
Michael J. Grisius	$100,001-$500,000
Independent Directors
Steven M. Looney	$10,001-$50,000
Charles S. Whitman	$10,001-$50,000
G. Cabell Williams	$100,001-$500,000

(1)
The dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(2)
The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $15.40 on December 31, 2012 on the New York Stock Exchange. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

 REGULATION

Business Development Company Regulations

        We have elected to be treated as a BDC under the 1940 Act. As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters, and requires that a majority of the directors be persons other than "interested persons," as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC, unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company's stock present at a meeting if more than 50% of the outstanding stock of such company is present and represented by proxy or (ii) more than 50% of the outstanding stock of such company.

Qualifying Assets

        Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company's total assets. The principal categories of qualifying assets relevant to our business are the following:

  (1)
  Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

            (a)   is organized under the laws of, and has its principal place of business in, the United States;

            (b)   is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

            (c)   satisfies either of the following:

                (i)  does not have any class of securities listed on a national securities exchange;

               (ii)  has a class of securities listed on a national securities exchange but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

              (iii)  is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;

              (iv)  is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or

               (v)  meets such other criteria as may established by the SEC.

  (2)
  Securities of any eligible portfolio company which we control.

  (3)
  Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

  (4)
  Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own at least 60% of the outstanding equity of the eligible portfolio company.

  (5)
  Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of options, warrants or rights relating to such securities.

  (6)
  Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

        As a BDC we offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. Pursuant to a separate administration agreement, our investment adviser provides such managerial assistance on our behalf to portfolio companies that request this assistance, recognizing that our involvement with each investment will vary based on factors including the size of the company, the nature of our investment, the company's overall stage of development and our relative position in the capital structure. We may receive fees for these services.

        In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above under "—Qualifying assets." However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

        As a BDC, pending investment in other types of "qualifying assets," as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the asset diversification requirements in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Indebtedness and senior securities

        As a BDC, we are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of shares of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must generally make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage.

Common stock

        We are generally not able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act.

Code of ethics

        As a BDC, we and Saratoga Investment Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code's requirements.

Proxy voting policies and procedures

        SEC registered investment advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered investment advisers also must maintain certain records on proxy voting. In most cases, we will invest in securities that do not generally entitle us to voting rights in our portfolio companies. When we do have voting rights, we will delegate the exercise of such rights to our investment adviser.

        Saratoga Investment Advisors has particular proxy voting policies and procedures in place. In determining how to vote, officers of Saratoga Investment Advisors will consult with each other, taking into account our interests and the interests of our investors, as well as any potential conflicts of interest. Saratoga Investment Advisors will consult with legal counsel to identify potential conflicts of interest. Where a potential conflict of interest exists, Saratoga Investment Advisors may, if it so elects, resolve it by following the recommendation of a disinterested third party, by seeking the direction of our independent directors or, in extreme cases, by abstaining from voting. While Saratoga Investment Advisors may retain an outside service to provide voting recommendations and to assist in analyzing votes, it will not delegate its voting authority to any third party.

        An officer of Saratoga Investment Advisors will keep a written record of how all such proxies are voted. It will retain records of (1) proxy voting policies and procedures, (2) all proxy statements received (or it may rely on proxy statements filed on the SEC's EDGAR system in lieu thereof), (3) all votes cast, (4) investor requests for voting information, and (5) any specific documents prepared or received in connection with a decision on a proxy vote. If it uses an outside service, Saratoga Investment Advisors may rely on such service to maintain copies of proxy statements and records, so long as such service will provide a copy of such documents promptly upon request.

        Saratoga Investment Advisors' proxy voting policies are not exhaustive and are designed to be responsive to the wide range of issues that may be subject to a proxy vote. In general, Saratoga Investment Advisors will vote our proxies in accordance with these guidelines unless: (1) it has determined otherwise due to the specific and unusual facts and circumstances with respect to a particular vote, (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) it finds it necessary to vote contrary to its general guidelines to maximize stockholder value or our best interests.

        In reviewing proxy issues, Saratoga Investment Advisors generally will use the following guidelines:

        Elections of Directors:    In general, Saratoga Investment Advisors will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on a portfolio company's board of directors, or Saratoga Investment Advisors determines that there are other compelling reasons for withholding our vote, it will determine the appropriate vote on the matter. It may withhold votes for directors that fail to act on key issues, such as failure to: (1) implement proposals to declassify a board, (2) implement a majority vote requirement, (3) submit a rights plan to a stockholder vote or (4) act on tender offers where a majority of stockholders have tendered their shares. Finally, Saratoga Investment Advisors may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

        Appointment of Auditors:    We believe that a portfolio company remains in the best position to choose its independent auditors and Saratoga Investment Advisors will generally support management's recommendation in this regard.

        Changes in Capital Structure:    Changes in a portfolio company's organizational documents may be required by state or federal regulation. In general, Saratoga Investment Advisors will cast our votes in accordance with the management on such proposals. However, Saratoga Investment Advisors will consider carefully any proposal regarding a change in corporate structure that is not required by state or federal regulation.

        Corporate Restructurings, Mergers and Acquisitions:    We believe proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, Saratoga Investment Advisors will analyze such proposals on a case-by-case basis and vote in accordance with its perception of our interests.

        Proposals Affecting Stockholder Rights:    We will generally vote in favor of proposals that give stockholders a greater voice in the affairs of a portfolio company and oppose any measure that seeks to limit such rights. However, when analyzing such proposals, Saratoga Investment Advisors will balance the financial impact of the proposal against any impairment of stockholder rights as well as of our investment in the portfolio company.

        Corporate Governance:    We recognize the importance of good corporate governance. Accordingly, Saratoga Investment Advisors will generally favor proposals that promote transparency and accountability within a portfolio company.

        Anti-Takeover Measures:    Saratoga Investment Advisors will evaluate, on a case-by-case basis, any proposals regarding anti-takeover measures to determine the likely effect on stockholder value dilution.

        Share Splits:    Saratoga Investment Advisors will generally vote with management on share split matters.

        Limited Liability of Directors:    Saratoga Investment Advisors will generally vote with management on matters that could adversely affect the limited liability of directors.

        Social and Corporate Responsibility:    Saratoga Investment Advisors will review proposals related to social, political and environmental issues to determine whether they may adversely affect stockholder value. It may abstain from voting on such proposals where they do not have a readily determinable financial impact on stockholder value.

Privacy principles

        We are committed to protecting the privacy of our stockholders. The following explains the privacy policies of Saratoga Investment Corp., Saratoga Investment Advisors and their affiliated companies.

        We will safeguard, according to strict standards of security and confidentiality, all information we receive about our stockholders. The only information we collect from stockholders is the holder's name, address, number of shares and social security number. This information is used only so that we can send annual reports and other information about us to the stockholder, and send the stockholder proxy statements or other information required by law.

        We do not share this information with any non-affiliated third party except as described below.

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  Authorized Employees of Saratoga Investment Advisors.  It is our policy that only authorized employees of Saratoga Investment Advisors who need to know a stockholder's personal information will have access to it.

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  Service Providers.  We may disclose your personal information to companies that provide services on our behalf, such as recordkeeping, processing a stockholder's trades, and mailing a stockholder information. These companies are required to protect our stockholders' information and use it solely for the purpose for which they received it.

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  Courts and Government Officials.  If required by law, we may disclose a stockholder's personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Compliance with applicable laws

        As a BDC, we will be periodically examined by the SEC for compliance with the 1940 Act.

        We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

        We and Saratoga Investment Advisors are each required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

Co-investment

        We may be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC. Thus, based on current SEC interpretations, co-investment transactions involving a BDC like us and an entity that is advised by Saratoga Investment Advisors or an affiliated adviser generally could not be effected without SEC relief. The staff of the SEC has, however, granted no-action relief permitting for purchases of a single class of privately-placed securities provided that the adviser negotiates no term other than price and certain other conditions are met. As a result, currently we only expect to co-invest on a concurrent basis with affiliates of Saratoga Investment Advisors when each of us will own the same securities of the issuer and when no term is negotiated other than price. Any such investment would be made, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

        We may in the future submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments because we believe that it will be advantageous for us to co-invest with affiliates of Saratoga Investment Advisors where such investment is consistent with the investment objective, investment positions, investment policies, investment strategies, investment restrictions, regulatory requirements and other pertinent factors applicable to us. However, there is no assurance that any application for exemptive relief, if made, would be granted by the SEC.

Small Business Investment Company Regulations

        On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received an SBIC license from the SBA.

        The SBIC license allows our SBIC subsidiary to obtain leverage by issuing SBA-guaranteed debentures, subject to the satisfaction of certain customary procedures. SBA-guaranteed debentures are non-recourse, interest only debentures with interest payable semi-annually and have a ten year maturity. The principal amount of SBA-guaranteed debentures is not required to be paid prior to maturity but may be prepaid at any time without penalty. The interest rate of SBA-guaranteed debentures is fixed at the time of issuance at a market-driven spread over U.S. Treasury Notes with 10-year maturities.

        SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

        SBA regulations currently limit the amount of SBA-guaranteed debentures that an SBIC may issue to $150 million when it has at least $75 million in regulatory capital. Affiliated SBICs are permitted to issue up to a combined maximum amount of $225 million in SBA-guaranteed debentures when they have at least $112.5 million in combined regulatory capital. As of May 23, 2012, our SBIC subsidiary had $25 million in regulatory capital and no SBA-guaranteed debentures outstanding. The SBA restricts the ability of SBICs to repurchase their capital stock. SBA regulations also include restrictions on a "change of control" or transfer of an SBIC and require that SBICs invest idle funds in accordance with

SBA regulations. In addition, our SBIC subsidiary may also be limited in its ability to make distributions to us if it does not have sufficient capital, in accordance with SBA regulations.

        Our SBIC subsidiary is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that our SBIC subsidiary will receive SBA guaranteed debenture funding, which is dependent upon our SBIC subsidiary continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to our SBIC subsidiary's assets over our stockholders in the event we liquidate our SBIC subsidiary or the SBA exercises its remedies under the SBA-guaranteed debentures issued by our SBIC subsidiary upon an event of default.

 MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

        The following discussion is a general summary of the material United States federal income tax considerations (and, in the case of a non-U.S. holder (as defined below), the material United States federal estate tax consequences) applicable to an investment in the Notes. This summary does not purport to be a complete description of the income and estate tax considerations applicable to such an investment. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, potentially with retroactive effect. You should consult your own tax advisor with respect to tax considerations that pertain to your purchase, ownership and disposition of our Notes.

        This discussion deals only with Notes held as capital assets within the meaning of Section 1221 of the Code and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, controlled foreign corporations, passive foreign investment companies and regulated investment companies (and shareholders of such corporations), dealers in securities or currencies, traders in securities, former citizens of the United States, persons holding the Notes as a hedge against currency risks or as a position in a "straddle," "hedge," "constructive sale transaction" or "conversion transaction" for tax purposes, entities that are tax-exempt for United States federal income tax purposes, retirement plans, individual retirement accounts, tax-deferred accounts, persons subject to the alternative minimum tax, pass-through entities (including partnerships and entities and arrangements classified as partnerships for United States federal income tax purposes) and beneficial owners of pass-through entities, or persons whose functional currency is not the U.S. dollar. It also does not deal with beneficial owners of the Notes other than original purchasers of the Notes who acquire the Notes in this offering for a price equal to their original issue price (i.e., the first price at which a substantial amount of the notes is sold other than to bond houses, brokers, or similar persons or organizations acting in the capacity of underwriters, placement agents or wholesalers). If you are considering purchasing the Notes, you should consult your own tax advisor concerning the application of the United States federal tax laws to you in light of your particular situation, as well as any consequences to you of purchasing, owning and disposing of the Notes under the laws of any other taxing jurisdiction.

        For purposes of this discussion, the term "U.S. holder" means a beneficial owner of a Note that is, for United States federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation or other entity treated as a corporation for United States federal income tax purposes, created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) a trust (a) subject to the control of one or more United States persons and the primary supervision of a court in the United States, or (b) that existed on August 20, 1996 and has made a valid election (under applicable Treasury Regulations) to be treated as a domestic trust, or (iv) an estate the income of which is subject to United States federal income taxation regardless of its source. The term "non-U.S. holder" means a beneficial owner of a Note that is neither a U.S. holder nor a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes). An individual may, subject to exceptions, be deemed to be a resident alien, as opposed to a non-resident alien, by, among other ways, being present in the United States (i) on at least 31 days in the calendar year, and (ii) for an aggregate of at least 183 days during a three-year period ending in the current calendar year, counting for such purposes all of the days present in the current year, one-third of the days present in the immediately preceding year, and one-sixth of the days present in the second preceding year. Resident aliens are subject to United States federal income tax as if they were United States citizens.

        If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds any Notes, the United States federal income tax treatment of a partner of the partnership generally will depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. Partners of partnerships holding Notes should consult their own tax advisors.

Taxation of Note Holders

        Under present law, we are of the opinion that the Notes will constitute indebtedness of us for United States federal income tax purposes, which the below discussion assumes. We intend to treat all payments made with respect to the Notes consistent with this characterization.

        Taxation of U.S. Holders.    Payments or accruals of interest on a Note generally will be taxable to a U.S. holder as ordinary interest income at the time they are received (actually or constructively) or accrued, in accordance with the U.S. holder's regular method of tax accounting.

        Upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, a U.S. holder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, retirement or other taxable disposition (excluding amounts representing accrued and unpaid interest, which are treated as ordinary income to the extent not previously included in income) and the U.S. holder's adjusted tax basis in the Note. A U.S. holder's adjusted tax basis in a Note generally will equal the U.S. holder's initial investment in the Note. Capital gain or loss generally will be long-term capital gain or loss if the Note was held for more than one year. Long-term capital gains recognized by individuals and certain other non-corporate U.S. holders generally are eligible for reduced rates of taxation. The distinction between capital gain or loss and ordinary income or loss is also important in other contexts; for example, for purposes of the limitations on a U.S. holder's ability to offset capital losses against ordinary income.

  Unearned Income Medicare Contribution

        After December 31, 2012, a tax of 3.8% will be imposed on certain "net investment income" (or "undistributed net investment income", in the case of estates and trusts) received by taxpayers other than corporations with adjusted gross income above certain threshold amounts. "Net investment income" as defined for United States federal Medicare contribution purposes generally includes interest payments and gain recognized from the sale or other disposition of the Notes. Tax-exempt trusts, which are not subject to income taxes generally, and foreign individuals will not be subject to this tax. U.S. holders should consult their own tax advisors regarding the effect, if any, of this tax on their ownership and disposition of the Notes.

        Taxation of Non-U.S. Holders.    A non-U.S. holder generally will not be subject to United States federal income or withholding taxes on payments of principal or interest on a Note provided that (i) income on the Note is not effectively connected with the conduct by the non-U.S. holder of a trade or business within the United States, (ii) the non-U.S. holder is not a controlled foreign corporation related to the Company through stock ownership, (iii) the non-U.S. holder is not a bank receiving interest described in Section 881(c)(3)(A) of the Code, (iv) the non-U.S. holder does not own (directly or indirectly, actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Company, and (v) the non-U.S. holder has provided a statement in the year in which a payment occurs or in the preceding 3 years, on an Internal Revenue Service (IRS) Form W-8BEN (or other applicable form) signed under penalties of perjury that includes its name and address and certifies that the non-U.S. holder is the beneficial owner and is not a United States person in compliance with applicable requirements, or satisfies documentary evidence requirements for establishing that it is a non-U.S. holder.

        A non-U.S. holder that is not exempt from tax under these rules generally will be subject to United States federal income tax withholding on payments of interest on the Notes at a rate of 30% unless (i) the income is effectively connected with the conduct of a United States trade or business, so long as the non-U.S. holder has provided an IRS Form W-8ECI or substantially similar substitute form stating that the interest on the Notes is effectively connected with the non-U.S. holder's conduct of a trade or business in the U.S. in which case the interest will be subject to United States federal income tax on a net income basis as applicable to U.S. holders generally (unless an applicable income tax treaty provides otherwise), or (ii) an applicable income tax treaty provides for a lower rate of, or exemption from, withholding tax.

        In the case of a non-U.S. holder that is a corporation and that receives income that is effectively connected with the conduct of a United States trade or business, such income may also be subject to a branch profits tax (which is generally imposed on a non-U.S. corporation on the actual or deemed repatriation from the United States of earnings and profits attributable to a United States trade or business) at a 30% rate. The branch profits tax may not apply (or may apply at a reduced rate) if the non-U.S. holder is a qualified resident of a country with which the United States has an income tax treaty.

        To claim the benefit of an income tax treaty or to claim exemption from withholding because income is effectively connected with a United States trade or business, the non-U.S. holder must timely provide the appropriate, properly executed IRS forms. The non-U.S. holder must inform the recipient of any changes on these forms within 30 days of such change. These forms may be required to be periodically updated. Also, a non-U.S. holder who is claiming the benefits of a treaty may be required to obtain a United States taxpayer identification number and to provide certain documentary evidence issued by foreign governmental authorities to prove residence in the foreign country.

        Generally, a non-U.S. holder will not be subject to United States federal income or withholding taxes on any amount that constitutes capital gain upon the sale, exchange, redemption, retirement or other taxable disposition of a Note, provided that (i) the gain is not effectively connected with the conduct of a trade or business in the United States by the non-U.S. holder (or, if required by an applicable income tax treaty, is not attributable to a United States "permanent establishment" maintained by the non-U.S. holder) and (ii) that the non-U.S. holder is not an individual who is present in the U.S. for 183 days or more in the taxable year of the sale, exchange, or other taxable disposition and meets certain other conditions (unless such holder is eligible for relief under an applicable income tax treaty). Certain other exceptions may be applicable, and a non-U.S. holder should consult its tax advisor in this regard.

        A Note that is held by an individual who, at the time of death, is not a citizen or resident of the United States (as specially defined for United States federal estate tax purposes) generally will not be subject to the United States federal estate tax, unless, at the time of death, (i) such individual directly or indirectly, actually or constructively, owns ten percent or more of the total combined voting power of all classes of our stock entitled to vote within the meaning of Section 871(h)(3) of the Code and the Treasury Regulations thereunder or (ii) such individual's interest in the Notes is effectively connected with the individual's conduct of a United States trade or business.

        Information Reporting and Backup Withholding.    A U.S. holder (other than an "exempt recipient," including a corporation and certain other persons who, when required, demonstrate their exempt status) may be subject to backup withholding at a rate of 28% on, and to information reporting requirements with respect to, payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes. In general, if a non-corporate U.S. holder subject to information reporting fails to furnish a correct taxpayer identification number or otherwise fails to comply with applicable backup withholding requirements, backup withholding at the applicable rate may apply.

        The amount of interest we pay to a non-U.S. holder on the Notes will be reported to such non-U.S. Holder and to the IRS annually on an IRS Form 1042-S even if the non-U.S. holder is exempt from the 30% withholding tax described above. Copies of the information returns reporting those payments and the amounts withheld, if any, may also be made available to the tax authorities in the country where the non-U.S. holder is resident under provisions of an applicable income tax treaty or agreement.

        In addition, backup withholding tax and certain other information reporting requirements apply to payments of principal and interest on, and proceeds from the sale, exchange, redemption or retirement of, the Notes, unless an exemption applies. Backup withholding and information reporting will not apply to payments we make to a non-U.S. holder if such non-U.S. holder has provided to the applicable withholding agent under penalties of perjury the required certification of their non-U.S. person status as discussed above (and the applicable withholding agent does not have actual knowledge or reason to know that they are a U.S. person) or if the non-U.S. holder is an exempt recipient.

        If a non-U.S. holder sells or redeems a Note through a U.S. broker or the U.S. office of a foreign broker, the proceeds from such sale or redemption will be subject to information reporting and backup withholding unless such non-U.S. holder provides a withholding certificate or other appropriate documentary evidence establishing that such non-U.S. holder is not a United States person to the broker and such broker does not have actual knowledge or reason to know that such non-U.S. holder is a United States person, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting and backup withholding. If a non-U.S. holder sells or redeems a note through the foreign office of a broker who is a United States person or has certain enumerated connections with the U.S., the proceeds from such sale or redemption will be subject to information reporting unless the non-U.S. holder provides to such broker a withholding certificate or other appropriate documentary evidence establishing that the non-U.S. holder is not a United States person and such broker does not have actual knowledge or reason to know that such evidence is false, or the non-U.S. holder is an exempt recipient eligible for an exemption from information reporting. In circumstances where information reporting by the foreign office of such a broker is required, backup withholding will be required only if the broker has actual knowledge that the non-U.S. holder is a United States person.

        You should consult your tax advisor regarding the qualification for an exemption from backup withholding and information reporting and the procedures for obtaining such an exemption, if applicable. Any amounts withheld under the backup withholding rules from a payment to a beneficial owner generally would be allowed as a refund or a credit against such beneficial owner's United States federal income tax provided the required information is timely furnished to the IRS.

Foreign Account Tax Compliance Act

        Legislation enacted in 2010 imposes a United States federal withholding tax of 30% on payments of interest or gross proceeds from the disposition of a debt instrument paid after December 31, 2012 to certain non-U.S. entities, including certain foreign financial institutions and investment funds, unless such non-U.S. entity complies with certain reporting requirements regarding its United States account holders and its United States owners. Pursuant to Treasury Regulations and other Treasury guidance, these rules generally are not effective for payments of interest until January 1, 2014, and, in the case of payments of gross proceeds, until January 1, 2017. In addition, Treasury Regulations state that even after the effective dates the new withholding obligations will not apply to payments on, or with respect to, to obligations that are outstanding on January 1, 2014. Prospective purchasers of the Notes should consult their own tax advisors regarding the new withholding and reporting provisions.

        You should consult your own tax advisor with respect to the particular tax consequences to you of an investment in the Notes, including the possible effect of any pending legislation or proposed regulations.

Our Taxation as a Regulated Investment Company

        As a regulated investment company ("RIC"), we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to maintain our qualification as a RIC, we must distribute to our stockholders, for each taxable year, at least 90% of our "investment company taxable income," which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the "Annual Distribution Requirement").

Taxation as a Regulated Investment Company

        If we:

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  Qualify as a RIC; and

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  Satisfy the Annual Distribution Requirement

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

        We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement"). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid the 4% excise tax on our income. However, depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay the 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We may, in the future, make actual distributions to our stockholders of our net capital gains.

        In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

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  continue to qualify as a business development company under the 1940 Act at all times during each taxable year;

  •
  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain "qualified publicly traded partnerships," or other income derived with respect to our business of investing in such stock or securities (the "90% Income Test"); and

  •
  diversify our holdings so that at the end of each quarter of the taxable year:

  •
  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

  •
  no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain "qualified publicly traded partnerships" (the "Diversification Tests").

        We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our net ordinary income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If the IRS should adopt a position that a distribution of 20% cash and the balance in stock is not a distribution satisfying the Annual Distribution Requirement, we may find it more difficult to meet such requirement.

        Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

        Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain "asset coverage" tests are met. If we are prohibited to make distributions, we may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

        Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test described above. We will monitor our transactions and may make certain tax decisions in order to mitigate the potential adverse effect of these provisions.

        If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. If we fail to maintain RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets and the amount of income available to make interest and principal payments on the Notes. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated.

 DESCRIPTION OF THE NOTES

        The Notes will be issued under an indenture and the first supplemental indenture thereto, each dated as of                        , 2013, between us and U.S. Bank National Association, as trustee. We refer to the indenture, as well as any supplements thereto, as the indenture and to U.S. Bank National Association as the trustee. The Notes are governed by the indenture, as required by federal law for all bonds and notes of companies that are publicly offered. An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under "—Events of Default—Remedies if an Event of Default Occurs." Second, the trustee performs certain administrative duties for us with respect to our Notes.

        Because this section is a summary, it does not describe every aspect of the Notes and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of the Notes. The indenture has been attached as an exhibit to the registration statement of which this prospectus is a part and filed with the SEC. See "Available Information" for information on how to obtain a copy of the indenture.

General

        The Notes will mature on        . The principal payable at maturity will be 100% of the aggregate principal amount. The interest rate of the Notes is      % per year and will be paid every        ,        ,        , and        , beginning        , 2013, and the regular record dates for interest payments will be every        ,        ,        and        , commencing        , 2013. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment. The initial interest period will be the period from and including                  , 2013, to, but excluding, the initial interest payment date, and the subsequent interest periods will be the periods from and including an interest payment date to, but excluding, the next interest payment date or the stated maturity date, as the case may be.

        We will issue the Notes in denominations of $25 and integral multiples of $25 in excess thereof. The Notes will not be subject to any sinking fund and holders of the Notes will not have the option to have the Notes repaid prior to the stated maturity date.

        The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

        We have the ability to issue indenture securities with terms different from the Notes and, without the consent of the holders thereof, to reopen the Notes and issue additional Notes.

Optional Redemption

        The Notes may be redeemed in whole or in part at any time or from time to time at our option on or after        upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption.

        You may be prevented from exchanging or transferring the Notes when they are subject to redemption. In case any Notes are to be redeemed in part only, the redemption notice will provide that, upon surrender of such Note, you will receive, without a charge, a new Note or Notes of authorized denominations representing the principal amount of your remaining unredeemed Notes. Any exercise of our option to redeem the Notes will be done in compliance with the 1940 Act.

        If we redeem only some of the Notes, the trustee will determine the method for selection of the particular Notes to be redeemed, in accordance with the 1940 Act and in accordance with the rules of any national securities exchange or quotation system on which the Notes are listed. Unless we default in payment of the redemption price, on and after the date of redemption, interest will cease to accrue on the Notes called for redemption.

Global Securities

        Each Note will be issued in book-entry form and represented by a global security that we deposit with and register in the name of The Depository Trust Company, New York, New York, known as DTC, or its nominee. A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all the Notes represented by a global security, and investors will be permitted to own only beneficial interests in a global security. For more information about these arrangements, see "—Book-Entry Procedures" below.

Termination of a Global Security

        If a global security is terminated for any reason, interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated Notes directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders.

Payment and Paying Agents

        We will pay interest to the person listed in the trustee's records as the owner of the Notes at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the Note on the interest due date. That day, usually about two weeks in advance of the interest due date, is called the "record date." Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling the Notes must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the Notes to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called "accrued interest."

Payments on Global Securities

        We will make payments on the Notes so long as they are represented by a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder's right to those payments will be governed by the rules and practices of the depositary and its participants, as described under "—Book-Entry Procedures."

Payments on Certificated Securities

        In the event the Notes become represented by certificated securities, we will make payments on the Notes as follows. We will pay interest that is due on an interest payment date to the holder of the Notes as shown on the trustee's records as of the close of business on the regular record date at our office in New York, New York. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in a notice to holders against surrender of the Note.

        Alternatively, at our option, we may pay any cash interest that becomes due on the Notes by mailing a check to the holder at his, her or its address shown on the trustee's records as of the close of business on the regular record date or by transfer to an account at a bank in the United States, in either case, on the due date.

Payment When Offices Are Closed

        If any payment is due on the Notes on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date. Such payment will not result in a default under the Notes or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

        Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on the Notes.

Events of Default

        You will have rights if an Event of Default occurs in respect of the Notes and is not cured, as described later in this subsection.

        The term "Event of Default" in respect of the Notes means any of the following:

  •
  we do not pay the principal of any Note within five days of its due date;

  •
  we do not pay interest on any Note when due, and such default is not cured within 30 days;

  •
  we remain in breach of a covenant in respect of the Notes for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of the Notes);

  •
  a final judgment for the payment of $15 million or more (excluding any amounts covered by insurance) rendered against us, which judgment is not discharged or stayed within 60 days after (i) the date on which the right to appeal thereof has expired if no such appeal has commenced, or (ii) the date on which all rights to appeal have been extinguished;

  •
  we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 90 days; or

  •
  the Notes have an asset coverage of less than 100% on the last business day of each of twenty-four consecutive calendar months.

        An Event of Default for the Notes does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of the Notes of any default, except in the payment of principal or interest, if it in good faith considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

        If an Event of Default has occurred and is continuing, the trustee or the holders of not less than 25% in principal amount of the Notes may declare the entire principal amount of all the Notes to be due and immediately payable. If an Event of Default referred to in the second to last bullet point above with respect to us has occurred, the entire principal amount of all the Notes will automatically become due and immediately payable. This is called a declaration of acceleration of maturity. In certain circumstances, a declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the Notes if (1) we have deposited with the trustee all amounts due and owing with respect to the Notes (other than principal that has become due solely by reason of such acceleration) and certain other amounts, and (2) any other Events of Default have been cured or waived.

        Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an "indemnity"). If reasonable indemnity is provided, the holders of a majority in principal amount of the Notes may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

        Before you are allowed to bypass the trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the Notes, the following must occur:

  •
  you must give the trustee written notice that an Event of Default has occurred and remains uncured;

  •
  the holders of at least 25% in principal amount of all the Notes must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;

  •
  the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and

  •
  the holders of a majority in principal amount of the Notes must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

        However, you are entitled at any time to bring a lawsuit for the payment of money due on your Notes on or after the due date.

        Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

        Each year, we will furnish to the trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the Notes, or else specifying any default.

Waiver of Default

        The holders of a majority in principal amount of the Notes may waive any past defaults other than other than:

  •
  the payment of principal or interest; or

  •
  in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

        Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, we may not take any of these actions unless all the following conditions are met:

  •
  where we merge out of existence or convey or transfer our assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the Notes;

  •
  the merger or sale of assets must not cause a default on the Notes and we must not already be in default (unless the merger or sale would cure the default). For purposes of this no-default test, a default would include an Event of Default that has occurred and has not been cured, as described under "Events of Default" above. A default for this purpose would also include any event that would be an Event of Default if the requirements for giving us a notice of default or our default having to exist for a specific period of time were disregarded; and

  •
  we must deliver certain certificates and documents to the trustee.

Modification or Waiver

        There are three types of changes we can make to the indenture and the Notes issued thereunder.

Changes Requiring Your Approval

        First, there are changes that we cannot make to your Notes without your specific approval. The following is a list of those types of changes:

  •
  change the stated maturity of the principal of or interest on the Notes;

  •
  reduce any amounts due on the Notes;

  •
  reduce the amount of principal payable upon acceleration of the maturity of a Note following a default;

  •
  change the place or currency of payment on a Note;

  •
  impair your right to sue for payment;

  •
  reduce the percentage of holders of Notes whose consent is needed to modify or amend the indenture; and

  •
  reduce the percentage of holders of Notes whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults.

Changes Not Requiring Approval

        The second type of change does not require any vote by the holders of the Notes. This type is limited to clarifications and certain other changes that would not adversely affect holders of the Notes in any material respect.

Changes Requiring Majority Approval

        Any other change to the indenture and the Notes would require the following approval:

  •
  if the change affects only the Notes, it must be approved by the holders of a majority in principal amount of the Notes; and

  •
  if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

        In each case, the required approval must be given by written consent.

        The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under "—Changes Requiring Your Approval."

Further Details Concerning Voting

        When taking a vote, we will use the following rules to decide how much principal to attribute to the Notes:

        The Notes will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. The Notes will also not be eligible to vote if they have been fully defeased as described later under "—Defeasance—Full Defeasance."

        We will generally be entitled to set any day as a record date for the purpose of determining the holders of the Notes that are entitled to vote or take other action under the indenture. However, the record date may not be more than 30 days before the date of the first solicitation of holders to vote on or take such action. If we set a record date for a vote or other action to be taken by holders of the Notes, that vote or action may be taken only by persons who are holders of the Notes on the record date and must be taken within eleven months following the record date.

        Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the Notes or request a waiver.

Defeasance

        The following provisions will be applicable to the Notes.

Covenant Defeasance

        Under current U.S. federal tax law and the indenture, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the Notes were issued. This is called "covenant defeasance." In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your Notes. In order to achieve covenant defeasance, we must do the following:

  •
  Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of cash and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

  •
  we must deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit;

  •
  we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers' certificate stating that all conditions precedent to covenant defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or result in a default under, the indenture or any of our other material agreements or instruments; and

  •
  no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

        If we accomplish covenant defeasance, you can still look to us for repayment of the Notes if there were a shortfall in the trust deposit or the trustee is prevented from making payment. In fact, if one of the remaining Events of Default occurred (such as our bankruptcy) and the Notes became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

        If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the Notes (called "full defeasance") if we put in place the following other arrangements for you to be repaid:

  •
  Since the Notes are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of the Notes a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the Notes on their various due dates;

  •
  we must deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the Notes any differently than if we did not make the deposit. Under current U.S. federal tax law the deposit and our legal release from the Notes would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your Notes and you would recognize gain or loss on the Notes at the time of the deposit;

  •
  we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act, and a legal opinion and officers' certificate stating that all conditions precedent to defeasance have been complied with;

  •
  defeasance must not result in a breach or violation of, or constitute a default under, of the indenture or any of our other material agreements or instruments; and

  •
  no default or event of default with respect to the Notes shall have occurred and be continuing and no defaults or events of default related to bankruptcy, insolvency or reorganization shall occur during the next 90 days.

        If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the Notes. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent.

Other Covenants

        In addition to any other covenants described in this prospectus, the following covenants shall apply to the Notes:

  •
  We agree that for the period of time during which the Notes are outstanding, we will not violate Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions but giving effect to any exemptive relief granted to us by the SEC. These provisions generally prohibit us from making additional borrowings, including through the issuance of additional debt securities, unless our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowings.

  •
  We agree that for the period of time during which the Notes are outstanding, we will not violate (regardless of whether we are subject to) Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act or any successor provisions. These provisions generally prohibit us from declaring any cash dividend or distribution upon any class of our capital stock, or purchasing any such capital stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase.

  •
  If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the Trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with applicable United States generally accepted accounting principles.

Form, Exchange and Transfer of Certificated Registered Securities

        If registered Notes cease to be issued in book-entry form, they will be issued:

  •
  only in fully registered certificated form;

  •
  without interest coupons; and

  •
  unless we indicate otherwise, in denominations of $25 and amounts that are multiples of $25.

        Holders may exchange their certificated securities for Notes of smaller denominations or combined into fewer Notes of larger denominations, as long as the total principal amount is not changed and as long as the denomination is equal to or greater than $25.

        Holders may exchange or transfer their certificated securities at the office of the trustee. We have appointed the trustee to act as our agent for registering Notes in the names of holders transferring Notes. We may appoint another entity to perform these functions or perform them ourselves.

        Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder's proof of legal ownership.

        We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

        If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

        If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

        The trustee may resign or be removed with respect to the Notes provided that a successor trustee is appointed to act with respect to the Notes. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions—Ranking

        The Notes will be our direct unsecured obligations and will rank:

  •
  pari passu with our existing and future senior unsecured indebtedness;

  •
  senior to any of our future indebtedness that expressly provides it is subordinated to the Notes;

  •
  effectively subordinated to all of our existing and future secured indebtedness (including indebtedness that is initially unsecured to which we subsequently grant security), to the extent of the value of the assets securing such indebtedness; and

  •
  structurally subordinated to all existing and future indebtedness and other obligations of any of our subsidiaries, including without limitation, borrowings under the Credit Facility and borrowings by Saratoga Investment Corp SBIC LP.

        Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Designated Senior Indebtedness (as defined below). In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Designated Senior Indebtedness has been made or duly provided for in money or money's worth.

        In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities, upon our dissolution, winding up, liquidation or reorganization before all Designated Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Designated Senior Indebtedness or on their behalf for application to the payment of all the Designated Senior Indebtedness remaining unpaid until all the Designated Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Designated Senior Indebtedness. Subject to the payment in full of all Designated Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Designated Senior Indebtedness to the extent of payments made to the holders of the Designated Senior Indebtedness out of the distributive share of such subordinated debt securities.

Book-Entry Procedures

        The Notes will be represented by global securities that will be deposited and registered in the name of The Depository Trust Company ("DTC") or its nominee. This means that, except in limited circumstances, you will not receive certificates for the Notes. Beneficial interests in the Notes will be represented through book-entry accounts of financial institutions acting on behalf of beneficial owners as direct and indirect participants in DTC. Investors may elect to hold interests in the Notes through either DTC, if they are a participant, or indirectly through organizations that are participants in DTC.

        The Notes will be issued as fully registered securities registered in the name of Cede & Co. (DTC's partnership nominee) or such other name as may be requested by an authorized representative of DTC. One fully-registered certificate will be issued for each issuance of the Notes, in the aggregate principal amount of such issue, and will be deposited with DTC. Interests in the Notes will trade in DTC's Same Day Funds Settlement System, and any permitted secondary market trading activity in such Notes will, therefore, be required by DTC to be settled in immediately available funds. None of the Company, the Trustee or the Paying Agent will have any responsibility for the performance by DTC or its participants or indirect participants of their respective obligations under the rules and procedures governing their operations.

        DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC holds and provides asset servicing for over 3.5 million issues of U.S. and non-U.S. equity, corporate and municipal debt issues, and money market instruments from over 100 countries that DTC's participants ("Direct Participants") deposit with DTC. DTC also facilitates the post-trade settlement among Direct Participants of sales and other securities transactions in deposited securities through electronic computerized book-entry transfers and pledges between Direct Participants' accounts. This eliminates the need for physical movement of securities certificates. Direct Participants include both U.S. and non-U.S. securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is a wholly owned subsidiary of The Depository Trust & Clearing Corporation ("DTCC").

        DTCC is the holding company for DTC, National Securities Clearing Corporation and Fixed Income Clearing Corporation, all of which are registered clearing agencies. DTCC is owned by the users of its regulated subsidiaries. Access to the DTC system is also available to others such as both U.S. and non-U.S. securities brokers and dealers, banks, trust companies and clearing corporations that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). DTC has Standard & Poor's Ratings Services' highest rating: AAA. The DTC Rules applicable to its participants are on file with the SEC. More information about DTC can be found at www.dtcc.com and www.dtc.org.

        Purchases of the Notes under the DTC system must be made by or through Direct Participants, which will receive a credit for the Notes on DTC's records. The ownership interest of each actual purchaser of each security, or the "Beneficial Owner," is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase. Beneficial Owners are, however, expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Notes are to be accomplished by entries made on the books of Direct and Indirect Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in the Notes, except in the event that use of the book-entry system for the Notes is discontinued.

        To facilitate subsequent transfers, all Notes deposited by Direct Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. or such other name as may be requested by an authorized representative of DTC. The deposit of the Notes with DTC and their registration in the name of Cede & Co. or such other DTC nominee do not effect any change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Notes; DTC's records reflect only the identity of the Direct Participants to whose accounts the Notes are credited, which may or may not be the Beneficial Owners. The Direct and Indirect Participants will remain responsible for keeping account of their holdings on behalf of their customers.

        Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

        Redemption notices shall be sent to DTC. If less than all of the Notes within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.

        Redemption proceeds, distributions, and interest payments on the Notes will be made to Cede & Co., or such other nominee as may be requested by an authorized representative of DTC. DTC's practice is to credit Direct Participants' accounts upon DTC's receipt of funds and corresponding detail information from us or the Trustee on the payment date in accordance with their respective holdings shown on DTC's records. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC nor its nominee, the Trustee, or us, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of redemption proceeds, distributions, and interest payments to Cede & Co. (or such other nominee as may be requested by an authorized representative of DTC) is the responsibility of us or the Trustee, but disbursement of such payments to Direct Participants will be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners will be the responsibility of Direct and Indirect Participants.

        DTC may discontinue providing its services as securities depository with respect to the Notes at any time by giving reasonable notice to us or to the Trustee. Under such circumstances, in the event that a successor securities depository is not obtained, certificates are required to be printed and delivered. We may decide to discontinue use of the system of book-entry-only transfers through DTC (or a successor securities depository). In that event, certificates will be printed and delivered to DTC.

        The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that we believe to be reliable, but we take no responsibility for the accuracy thereof.

 UNDERWRITING

        Ladenburg Thalmann & Co. Inc. is acting as representative of the underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated                    , 2013, each underwriter named below has agreed to purchase, and we have agreed to sell to that underwriter, the aggregate principal amount of Notes set forth opposite the underwriter's name.

Underwriter	Principal amount of notes
Ladenburg Thalmann & Co. Inc.	$

Total	$

        The underwriting agreement provides that the obligations of the underwriters to purchase the Notes included in this offering are subject to approval of legal matters by counsel and to other conditions. The underwriters are obligated to purchase all the Notes (other than those covered by the overallotment option described below) if they purchase any of the Notes.

        The underwriters propose to offer some of the Notes directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Notes to dealers at the public offering price less a concession not to exceed        % of the aggregate principal amount of the Notes. The underwriting discount of $            per Note is equal to         % of the aggregate principal amount of the Notes. If all of the Notes are not sold at the offering price, the representative may change the public offering price and other selling terms. Investors must pay for any Notes purchased on or before                    , 2013. The representative has advised us that the underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

        The underwriters hold an option, exercisable for 30 days from the date of this prospectus, to purchase up to an additional $                  aggregate principal amount of the Notes at the public offering price less the underwriting discount. The underwriters may exercise the option solely for the purpose of covering overallotments, if any, in connection with this offering. To the extent such option is exercised, each underwriter must purchase a number of additional Notes approximately proportionate to that underwriter's initial purchase commitment.

        We have agreed that, for a period of 90 days from the date of this prospectus supplement, such party will not, without the prior written consent of Ladenburg Thalmann & Co. Inc., on behalf of the underwriters, offer, pledge, sell, contract to sell or otherwise dispose of or agree to sell or otherwise dispose of, directly or indirectly or hedge any debt securities issued or guaranteed by us or any securities convertible into or exercisable or exchangeable for debt securities issued or guaranteed by us or file any registration statement under the Securities Act with respect to any of the foregoing. Ladenburg Thalmann & Co. Inc. in its sole discretion may release any of the securities subject to these lock-up agreements at any time without notice.

        The 90-day period in the preceding paragraph will be extended if (i) during the last 17 days of the 90-day period we issue an earnings release or material news or a material event relating to us occurs or (ii) prior to the expiration of the 90-day period, we announce that we will release earnings results during the 16-day period beginning on the last day of the 90-day period, in which case the restrictions described in the preceding sentence will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or the occurrence of the material event.

        We intend to list the Notes on the New York Stock Exchange. We expect trading in the Notes on the New York Stock Exchange to begin within 30 days after the original issue date under the trading symbol "        ." We offer no assurances that an active trading market for the Notes will develop and continue after the offering.

        The following table shows the public offering price, the underwriting discounts and commissions to be paid to the underwriters and the proceeds, before expenses, to us in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the underwriters' option to purchase additional Notes.

	Per note		Without Option	With Option
Public offering price	100%		$	$
Underwriting discount (sales load) paid by us		%	$	$
Estimated Proceeds to us, before expenses		%	$	$

        We estimate expenses payable by us in connection with this offering, other than the underwriting discounts and commissions referred to above, will be approximately $            .

        We and our investment adviser have each agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments the underwriters may be required to make because of any of those liabilities.

        Certain underwriters may make a market in the Notes. No underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the underwriter. No assurance can be given as to the liquidity of, or the trading market for, the Notes as a result of any market-making activities undertaken by any underwriter. This Prospectus is to be used by any underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Notes in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

        In connection with the offering, Ladenburg Thalmann & Co. Inc., on behalf of the underwriters, may purchase and sell Notes in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Notes in excess of the number of Notes to be purchased by the underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Notes made in an amount up to the number of Notes represented by the underwriters' overallotment option. In determining the source of Notes to close out the covered syndicate short position, the underwriters will consider, among other things, the price of Notes available for purchase in the open market as compared to the price at which they may purchase Notes through the overallotment option. Transactions to close out the covered syndicate short position involve either purchases of Notes in the open market after the distribution has been completed or the exercise of the overallotment option. The underwriters may also make "naked" short sales of Notes in excess of the overallotment option. The underwriters must close out any naked short position by purchasing Notes in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of Notes in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Notes in the open market while the offering is in progress.

        The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from a syndicate member when Ladenburg Thalmann & Co. Inc. repurchases Notes originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

        Any of these activities may have the effect of preventing or retarding a decline in the market price of Notes. They may also cause the price of Notes to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The underwriters may conduct these transactions on the New York Stock Exchange, or in the over-the-counter market, or otherwise. Trading is expected to commence on the New York Stock Exchange within 30 days after the date of initial delivery of the Notes. If the underwriters commence any of these transactions, they may discontinue them at any time.

        A prospectus in electronic format may be made available on the websites maintained by one or more of the underwriters. The representative may agree to allocate a number of Notes to underwriters for sale to their online brokerage account holders. The representative will allocate Notes to underwriters that may make Internet distributions on the same basis as other allocations. In addition, Notes may be sold by the underwriters to securities dealers who resell Notes to online brokerage account holders.

        We anticipate that, from time to time, certain underwriters may act as brokers or dealers in connection with the execution of Saratoga's portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters.

        Certain underwriters may have performed investment banking and advisory services for us, our investment adviser and our affiliates from time to time, for which they have received customary fees and expenses. Certain underwriters may, from time to time, engage in transactions with or perform services for us, our investment adviser and our affiliates in the ordinary course of business.

        The principal business address of Ladenburg Thalmann & Co. Inc. is 520 Madison Avenue, 9th Floor, New York, New York 10022.

Settlement

        We expect that delivery of the Notes will be made against payment therefor on or about                , 2013, which will be the fifth business day following the date of the pricing of the Notes. Under Rule 15c6-1 under the Exchange Act, trades in the secondary market generally are required to settle in three business days, unless the parties to any such trade expressly agree otherwise.

Other Jurisdictions

        The Notes offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such Notes be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restriction relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Notes offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.

 BROKERAGE ALLOCATION AND OTHER PRACTICES

        Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we generally do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm's risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

        Our investment securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, acts as our transfer agent, dividend paying and reinvestment agent for our common stock. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038. U.S. Bank National Association, our trustee under an indenture and the first supplemental indenture thereto relating to the Notes, is the paying agent, registrar and transfer agent relating to the Notes. The principal business address of our trustee is 214 N. Tyron Street, 12th Floor, Charlotte, North Carolina 28202.

LEGAL MATTERS

        Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C. Certain legal matters in connection with an offering will be passed upon for the underwriters by Blank Rome LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The audited financial statements and financial highlights, and management's assessment of the effectiveness of internal control over financial reporting included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Ernst & Young LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing in giving said reports. The principal business address of Ernst & Young LLP is 5 Times Square, New York, New York 10036.

AVAILABLE INFORMATION

        As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

Saratoga Investment Corp.

Consolidated Statements of Assets and Liabilities

	As of
	November 30, 2012	February 29, 2012
	(unaudited)
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $97,083,018 and $73,161,722, respectively)	$94,649,656	$69,513,434
Control investments (cost of $20,361,593 and $23,540,517, respectively)	24,641,107	25,846,414

Total investments at fair value (amortized cost of $117,444,611 and $96,702,239, respectively)	119,290,763	95,359,848
Cash and cash equivalents	2,494,552	1,325,698
Cash and cash equivalents, reserve accounts	3,787,183	25,534,195
Outstanding interest rate cap at fair value (cost of $0 and $131,000, respectively)	—	75
Interest receivable, (net of reserve of $228,113 and $273,361, respectively)	1,906,186	1,689,404
Deferred credit facility financing costs, net	1,453,985	1,199,490
Management fee receivable	216,947	227,581
Other assets	18,973	94,823
Receivable from unsettled trades	—	59,511

Total assets	$129,168,589	$125,490,625

LIABILITIES
Revolving credit facility	$14,850,000	$20,000,000
SBA debentures payable	4,000,000	—
Payable for unsettled trades	—	4,072,500
Dividend payable	3,295,306	—
Management and incentive fees payable	3,364,719	2,885,670
Accounts payable and accrued expenses	508,042	704,949
Interest and credit facility fees payable	140,424	53,262
Due to manager	117,877	394,094

Total liabilities	$26,276,368	$28,110,475

NET ASSETS
Common stock, par value $.001, 100,000,000 common shares authorized, 4,730,116 and 3,876,661 common shares issued and outstanding, respectively	$4,730	$3,877
Capital in excess of par value	174,824,076	161,644,426
Distribution in excess of net investment income	(25,319,688)	(13,920,068)
Accumulated net realized loss from investments and derivatives	(48,463,047)	(48,874,767)
Net unrealized appreciation (depreciation) on investments and derivatives	1,846,150	(1,473,318)

Total Net Assets	102,892,221	97,380,150

Total liabilities and Net Assets	$129,168,589	$125,490,625

NET ASSET VALUE PER SHARE	$21.75	$25.12

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Operations

	For the three months ended November 30,		For the nine months ended November 30,
	2012	2011	2012	2011
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
INVESTMENT INCOME
Interest from investments
Non-control/Non-affiliate investments	$2,466,595	$1,877,650	$6,951,338	$5,212,182
Control investments	1,046,285	1,155,241	3,186,751	3,095,304

Total interest income	3,512,880	3,032,891	10,138,089	8,307,486
Interest from cash and cash equivalents	731	1,567	5,368	6,815
Management fee income	500,454	501,920	1,500,519	1,512,091
Other income	19,750	92,671	172,310	238,579

Total investment income	4,033,815	3,629,049	11,816,286	10,064,971

EXPENSES
Interest and credit facility financing expenses	529,858	307,221	1,808,586	987,042
Base management fees	528,735	393,888	1,492,345	1,203,820
Professional fees	347,459	356,144	986,781	1,282,009
Administrator expenses	250,000	250,000	750,000	730,000
Incentive management fees	(412,654)	1,178,750	887,020	842,097
Insurance	128,891	145,105	389,506	448,786
Directors fees and expenses	53,705	51,000	155,705	153,000
General & administrative	117,357	121,019	265,720	290,232
Other expense	1,311	2,150	4,434	5,340

Total expenses	1,544,662	2,805,277	6,740,097	5,942,326

NET INVESTMENT INCOME	2,489,153	823,772	5,076,189	4,122,645

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) from investments	95,372	(5,831,905)	542,720	(5,839,864)
Net realized loss from derivatives	—	—	(131,000)	—
Net unrealized appreciation (depreciation) on investments	(1,838,957)	11,221,387	3,188,543	11,927,052
Net unrealized appreciation (depreciation) on derivatives	—	166	130,925	(15,108)

Net gain (loss) on investments	(1,743,585)	5,389,648	3,731,188	6,072,080

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$745,568	$6,213,420	$8,807,377	$10,194,725

WEIGHTED AVERAGE—BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE	$0.19	$1.88	$2.25	$3.10
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING—BASIC AND DILUTED	3,970,447	3,310,021	3,907,696	3,287,979

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Schedule of Investments

November 30, 2012

(unaudited)

Company(a)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Non-control/Non-affiliated investments—92.0%(b)
Coast Plating, Inc.(d)	Aerospace	First Lien Term Loan 11.71% Cash, 9/13/2014	$2,550,000	$2,550,000	$2,550,000	2.5%
Coast Plating, Inc.(d)	Aerospace	First Lien Term Loan 12.46% Cash, 9/13/2014	$950,000	950,000	950,000	0.9%

		Total Aerospace		3,500,000	3,500,000	3.4%

National Truck Protection Co., Inc.(d)(h)	Automotive	Common Stock	589	500,000	564,507	0.5%
National Truck Protection Co., Inc.(d)	Automotive	First Lien Term Loan, 15.50% Cash, 8/10/2017	$5,500,000	5,500,000	5,500,000	5.3%
Take 5 Oil Change, L.L.C.(d)	Automotive	First Lien Term Loan 9.00% Cash, 11/28/2016	$6,400,000	6,400,000	6,400,000	6.2%
Take 5 Oil Change, L.L.C.(d)(h)	Automotive	Common Stock	7,128	712,800	742,738	0.7%

		Total Automotive		13,112,800	13,207,245	12.7%

Legacy Cabinets Holdings(d)(h)	Building Products	Common Stock Voting A-1	2,535	220,900	—	0.0%
Legacy Cabinets Holdings(d)(h)	Building Products	Common Stock Voting B-1	1,600	139,424	—	0.0%
Legacy Cabinets, Inc.(d)	Building Products	First Lien Term Loan 7.25% (1.00% Cash/6.25% PIK), 5/3/2014	$326,980	326,980	255,731	0.2%

		Total Building Products		687,304	255,731	0.2%

Knowland Technology Holdings, L.L.C.(d)	Business Services	First Lien Term Loan 11.00% Cash, 11/29/2017	$6,200,000	6,076,136	6,200,000	6.0%
Sourcehov LLC(d)	Business Services	Second Lien Term Loan 10.50% Cash, 4/30/2018	$3,000,000	2,631,515	2,715,000	2.6%

		Total Business Services		8,707,651	8,915,000	8.6%

C.H.I. Overhead Doors, Inc. (CHI)(d)	Consumer Products	First Lien Term Loan 7.25% Cash, 8/17/2017	$4,987,374	4,940,497	4,987,374	4.8%
Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan 11.00% Cash, 5/24/2016	$3,950,000	3,894,385	3,959,875	3.8%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Notes 10.00% PIK, 6/14/2019	$1,799,479	1,799,479	1,027,683	1.0%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Notes 16.00% Cash, 10/26/2018	$319,711	312,359	292,631	0.3%
Targus Holdings, Inc.(d)(h)	Consumer Products	Common Stock	62,413	566,765	3,731,673	3.6%

		Total Consumer Products		11,513,485	13,999,236	13.5%

CFF Acquisition LLC(d)	Consumer Services	First Lien Term Loan 7.50% Cash, 7/31/2015	$2,435,516	2,274,911	2,353,439	2.3%
PrePaid Legal Services, Inc.(d)	Consumer Services	First Lien Term Loan 11.00% Cash, 12/31/2016	$3,000,000	2,932,804	2,919,900	2.8%

		Total Consumer Services		5,207,715	5,273,339	5.1%

M/C Acquisition Corp., LLC(d)	Education	First Lien Term Loan 8.75% (6.75% Cash/2.00% PIK), 12/31/2012	$2,780,315	1,626,380	323,629	0.3%
M/C Acquisition Corp., LLC(d)(h)	Education	Class A Common Stock	544,761	30,242	—	0.0%

		Total Education		1,656,622	323,629	0.3%

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

November 30, 2012

(unaudited)

Company(a)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Group Dekko, Inc.(d)	Electronics	Second Lien Term Loan 10.50% (6.50% Cash/4.00% PIK), 5/1/2013	$7,804,794	7,804,794	7,323,238	7.1%

		Total Electronics		7,804,794	7,323,238	7.1%

USS Parent Holding Corp.(d)(h)	Environmental	Non Voting Common Stock	765	133,002	115,681	0.1%
USS Parent Holding Corp.(d)(h)	Environmental	Voting Common Stock	17,396	3,025,798	2,631,735	2.6%

		Total Environmental		3,158,800	2,747,416	2.7%

DS Waters of America, Inc.(d)	Food and Beverage	First Lien Term Loan 10.50% Cash, 8/29/2017	$3,980,000	4,006,126	4,089,450	4.0%
HOA Restaurant Group, LLC.(d)	Food and Beverage	Senior Secured Notes 11.25% Cash, 4/1/2017	$4,000,000	3,892,643	3,560,000	3.5%
TM Restaurant Group LLC(d)	Food and Beverage	First Lien Term Loan 7.75% Cash, 7/16/2017	$2,981,250	2,960,569	2,977,672	2.9%

		Total Food and Beverage		10,859,338	10,627,122	10.4%

Maverick Healthcare Group(d)	Healthcare Services	First Lien Term Loan 10.75% Cash, 12/31/2016	$4,912,500	4,843,563	4,887,937	4.8%

		Total Healthcare Services		4,843,563	4,887,937	4.8%

McMillin Companies LLC(d)(h)	Homebuilding	Senior Secured Notes 0% Cash, 12/31/2013	$550,000	530,535	289,465	0.3%

		Total Homebuilding		530,535	289,465	0.3%

Capstone Logistics, LLC(d)	Logistics	First Lien Term Loan 7.50% Cash, 9/16/2016	$987,809	976,102	987,809	1.0%
Capstone Logistics, LLC(d)	Logistics	First Lien Term Loan 13.50% Cash, 9/16/2016	$4,000,000	3,952,596	4,000,000	3.9%
Worldwide Express Operations, LLC(d)	Logistics	First Lien Term Loan 7.50% Cash, 6/30/2013	$6,546,441	6,430,154	6,465,920	6.3%

		Total Logistics		11,358,852	11,453,729	11.2%

Elyria Foundry Company, LLC(d)	Metals	Senior Secured Notes 17.00% (13.00% Cash/4.00% PIK), 3/1/2013	$7,728,566	7,657,604	6,641,156	6.5%
Elyria Foundry Company, LLC(d)(h)	Metals	Warrants to Purchase Limited Liability Company Interests	3,000	—	—	0.0%

		Total Metals		7,657,604	6,641,156	6.5%

Network Communications, Inc.(d)	Publishing	Unsecured Notes 8.60% PIK, 1/14/2020	$2,494,810	2,042,031	920,585	0.9%
Network Communications, Inc.(d)(h)	Publishing	Common Stock	211,429	—	—	0.0%
Penton Media, Inc.(d)	Publishing	First Lien Term Loan 5.00% Cash, 8/1/2014	$4,838,880	4,441,924	4,284,828	4.3%

		Total Publishing		6,483,955	5,205,413	5.2%

Sub Total Non-control/Non-affiliated investments				97,083,018	94,649,656	92.0%

Control investments—23.9%(b)
GSC Partners CDO GP III, LP(g)(h)	Financial Services	100% General Partnership Interest	—	—	—	0.0%
GSC Investment Corp. CLO 2007 LTD.(d)(e)(g)	Structured Finance Securities	Other/Structured Finance Securities 18.81%, 1/21/2020	$30,000,000	20,361,593	24,641,107	23.9%

Sub Total Control investments				20,361,593	24,641,107	23.9%

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

November 30, 2012

(unaudited)

Company(a)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Affiliate investments—0.0%(b)
GSC Partners CDO GP III, LP(f)(h)	Financial Services	6.24% Limited Partnership Interest	—	—	—	0.0%

Sub Total Affiliate investments				—	—	0.0%

TOTAL INVESTMENTS—115.9%(b)				$117,444,611	$119,290,763	115.9%

(a)
All of our equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except GSC Investment Corp. CLO 2007 Ltd. and GSC Partners CDO GP III, LP.

(b)
Percentages are based on net assets of $102,892,221 as of November 30, 2012.

(c)
Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors. (see Note 3 to the consolidated financial statements).

(d)
These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).

(e)
18.81% represents the modeled effective interest rate that is expected to be earned over the life of the investment.

(f)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was an Affiliate are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains/(losses)
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$—
(g)
As defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains/(losses)
GSC Investment Corp. CLO 2007 LTD.	$—	$—	$—	$3,186,751	$1,500,519	$—	$4,279,514
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$—
(h)
Non-income producing at November 30, 2012.

Saratoga Investment Corp.

Consolidated Schedule of Investments

February 29, 2012

Company(a)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Non-control/Non-affiliated investments—71.4%(b)
Coast Plating, Inc.(d)	Aerospace	First Lien Term Loan 11.77% Cash, 9/13/2014	$2,550,000	$2,550,000	$2,550,000	2.6%
Coast Plating, Inc.(d)	Aerospace	First Lien Term Loan 12.52% Cash, 9/13/2014	$950,000	950,000	950,000	1.0%

		Total Aerospace		3,500,000	3,500,000	3.6%

Legacy Cabinets Holdings(d)(h)	Building Products	Common Stock Voting A-1	2,535	220,900	—	0.0%
Legacy Cabinets Holdings(d)(h)	Building Products	Common Stock Voting B-1	1,600	139,424	—	0.0%
Legacy Cabinets, Inc.(d)	Building Products	First Lien Term Loan 7.25% (1.00% Cash/6.25% PIK), 5/3/2014	$312,198	312,198	221,629	0.2%

		Total Building Products		672,522	221,629	0.2%

Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan 11.00% Cash, 5/24/2016	$3,980,000	3,911,828	3,944,976	4.1%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Notes 10.00% PIK, 6/14/2019	$1,799,479	1,799,479	963,621	1.0%
Targus Holdings, Inc.(d)(h)	Consumer Products	Common Stock	62,413	566,765	2,675,645	2.7%

		Total Consumer Products		6,278,072	7,584,242	7.8%

CFF Acquisition LLC(d)	Consumer Services	First Lien Term Loan 7.50% Cash, 7/31/2015	$2,684,141	2,462,831	2,448,205	2.5%
PrePaid Legal Services, Inc.(d)	Consumer Services	First Lien Term Loan 11.00% Cash, 12/31/2016	$3,000,000	2,920,411	2,940,000	3.0%

		Total Consumer Services		5,383,242	5,388,205	5.5%

M/C Acquisition Corp., LLC(d)	Education	First Lien Term Loan 10.00% (4.25% Cash/5.75% PIK), 12/31/2012	$2,944,596	1,790,662	591,864	0.6%
M/C Acquisition Corp., LLC(d)(h)	Education	Class A Common Stock	544,761	30,242	—	0.0%

		Total Education		1,820,904	591,864	0.6%

Advanced Lighting Technologies, Inc.(d)	Electronics	Second Lien Term Loan 6.25% Cash, 6/1/2014	$2,000,000	1,902,053	1,910,400	2.0%
Group Dekko, Inc.(d)	Electronics	Second Lien Term Loan 10.50% (6.50% Cash/4.00% PIK), 5/1/2013	$7,571,152	7,571,152	7,003,316	7.2%

		Total Electronics		9,473,205	8,913,716	9.2%

USS Parent Holding Corp.(d)(h)	Environmental	Non Voting Common Stock	765	133,002	97,810	0.1%
USS Parent Holding Corp.(d)(h)	Environmental	Voting Common Stock	17,396	3,025,798	2,225,180	2.3%

		Total Environmental		3,158,800	2,322,990	2.4%

DCS Business Services, Inc.(d)	Financial Services	First Lien Term Loan 14.00% Cash, 9/30/2012	$1,600,000	1,604,464	1,600,000	1.6%
Big Train, Inc.(d)	Food and Beverage	First Lien Term Loan 7.75% Cash, 3/31/2012	$1,406,768	1,389,640	1,368,785	1.4%
HOA Restaurant Group, LLC.(d)	Food and Beverage	Senior Secured Notes 11.25% Cash, 4/1/2017	$4,000,000	3,880,000	3,880,000	4.0%

		Total Food and Beverage		5,269,640	5,248,785	5.4%

Maverick Healthcare Group(d)	Healthcare Services	First Lien Term Loan 10.75% Cash, 12/31/2016	$4,950,000	4,867,725	4,824,270	5.0%

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

February 29, 2012

Company(a)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
McMillin Companies LLC(d)(h)	Homebuilding	Senior Secured Notes 0% Cash, 12/31/2013	$550,000	511,952	288,915	0.3%
Capstone Logistics, LLC(d)	Logistics	First Lien Term Loan 7.50% Cash, 9/16/2016	$997,118	982,954	997,118	1.0%
Capstone Logistics, LLC(d)	Logistics	First Lien Term Loan 13.50% Cash, 9/16/2016	$4,000,000	3,943,183	4,000,000	4.1%
Worldwide Express Operations, LLC(d)	Logistics	First Lien Term Loan 7.50% Cash, 6/30/2013	$6,680,276	6,412,355	6,103,100	6.3%

		Total Logistics		11,338,492	11,100,218	11.4%

Sabre Industries, Inc(d)	Manufacturing	Senior Unsecured Loan 15.00% (12.00% Cash/3.00% PIK), 6/6/2016	$6,000,000	5,852,741	6,000,000	6.2%
Elyria Foundry Company, LLC(d)	Metals	Senior Secured Notes 17.00% (13.00% Cash/4.00% PIK), 3/1/2013	$7,428,456	7,224,787	6,537,041	6.7%
Elyria Foundry Company, LLC(d)(h)	Metals	Warrants to Purchase Limited Liability Company Interests	3,000	—	—	0.0%

		Total Metals		7,224,787	6,537,041	6.7%

Network Communications, Inc.(d)	Publishing	Unsecured Notes 8.60% PIK, 1/14/2020	$2,422,095	1,924,577	1,044,892	1.0%
Network Communications, Inc.(d)(h)	Publishing	Common Stock	211,429	—	691,373	0.7%
Penton Media, Inc.(d)	Publishing	First Lien Term Loan 5.00% (4.00% Cash/ 1.00% PIK), 8/1/2014	$4,839,526	4,280,599	3,655,294	3.8%

		Total Publishing		6,205,176	5,391,559	5.5%

Sub Total Non-control/Non-affiliated investments				73,161,722	69,513,434	71.4%

Control investments—26.5%(b)
GSC Partners CDO GP III, LP(g)(h)	Financial Services	100% General Partnership Interest	—	—	—	0.0%
GSC Investment Corp. CLO 2007 LTD.(d)(e)(g)	Structured Finance Securities	Other/Structured Finance Securities 17.38%, 1/21/2020	$30,000,000	23,540,517	25,846,414	26.5%

Sub Total Control investments				23,540,517	25,846,414	26.5%

Affiliate investments—0.0%(b)
GSC Partners CDO GP III, LP(f)(h)	Financial Services	6.24% Limited Partnership Interest	—	—	—	0.0%

Sub Total Affiliate investments				—	—	0.0%

TOTAL INVESTMENTS—97.9%(b)				$96,702,239	$95,359,848	97.9%

Outstanding interest rate cap	Interest rate	Maturity	Notional	Cost	Fair Value	% of Net Assets
Interest rate cap	8.0%	2/9/2014	$19,591,837	$87,000	$54	0.0%
Interest rate cap	8.0%	11/30/2013	10,332,000	44,000	21	0.0%

Total Outstanding interest rate cap				$131,000	$75	0.0%

*
Amounts to less than 0.05%

(a)
All of our equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except GSC Investment Corp. CLO 2007 Ltd. and GSC Partners CDO GP III, LP.

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

February 29, 2012

(b)
Percentages are based on net assets of $97,380,150 as of February 29, 2012.

(c)
Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors. (see Note 3 to the consolidated financial statements).

(d)
These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).

(e)
17.38% represents the modeled effective interest rate that is expected to be earned over the life of the investment.

(f)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was an Affiliate are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains/(losses)
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$—
(g)
As defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains/(losses)
GSC Investment Corp. CLO 2007 LTD.	$—	$—	$—	$4,198,007	$2,011,516	$—	$6,938,209
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$—
(h)
Non-income producing at February 29, 2012.

Saratoga Investment Corp.

Consolidated Statements of Changes in Net Assets

	For the nine months ended November 30, 2012	For the nine months ended November 30, 2011
	(unaudited)	(unaudited)
INCREASE FROM OPERATIONS:
Net investment income	$5,076,189	$4,122,645
Net realized gain (loss) from investments	542,720	(5,839,864)
Net realized loss from derivatives	(131,000)	—
Net unrealized appreciation on investments	3,188,543	11,927,052
Net unrealized appreciation (depreciation) on derivatives	130,925	(15,108)

Net increase in net assets from operations	8,807,377	10,194,725

DECREASE FROM SHAREHOLDER DISTRIBUTIONS:
Distributions declared	(16,475,809)	(9,831,231)

Net decrease in net assets from shareholder distributions	(16,475,809)	(9,831,231)

CAPITAL SHARE TRANSACTIONS:
Stock dividend distribution	13,180,503	7,864,784

Net increase in net assets from capital share transactions	13,180,503	7,864,784

Total increase in net assets	5,512,071	8,228,278
Net assets at beginning of period	97,380,150	86,071,454

Net assets at end of period	$102,892,221	$94,299,732

Net asset value per common share	$21.75	$24.32
Common shares outstanding at end of period	4,730,116	3,876,661
Distribution in excess of net investment income	$(25,319,688)	$(14,627,476)

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Cash Flows

	For the nine months ended November 30, 2012	For the nine months ended November 30, 2011
	(unaudited)	(unaudited)
Operating activities
NET INCREASE IN NET ASSETS FROM OPERATIONS	$8,807,377	$10,194,725
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Paid-in-kind interest income	(821,830)	(1,188,674)
Net accretion of discount on investments	(710,418)	(1,002,986)
Amortization of deferred credit facility financing costs	342,505	510,376
Net realized (gain) loss from investments	(542,720)	5,839,864
Net realized loss from derivatives	131,000	—
Net unrealized appreciation on investments	(3,188,543)	(11,927,052)
Net unrealized (appreciation) depreciation on derivatives	(130,925)	15,108
Proceeds from sale and redemption of investments	15,990,963	31,873,349
Purchase of investments	(34,658,367)	(28,948,936)
(Increase) decrease in operating assets:
Cash and cash equivalents, reserve accounts	21,747,012	3,536,441
Interest receivable	(216,782)	370,286
Management fee receivable	10,634	4,291
Other assets	75,850	(2,880,897)
Receivable from unsettled trades	59,511	—
Increase (decrease) in operating liabilities:
Payable for unsettled trades	(4,072,500)	(4,900,000)
Management and incentive fees payable	479,049	287,095
Accounts payable and accrued expenses	(196,907)	(99,496)
Interest and credit facility fees payable	87,162	(21,959)
Due to manager	(276,217)	44,580

NET CASH PROVIDED BY OPERATING ACTIVITIES	2,915,854	1,706,115

Financing activities
Borrowings on debt	7,350,000	—
Paydowns on debt	(8,500,000)	(4,500,000)
Credit facility financing cost	(597,000)	—

NET CASH USED BY FINANCING ACTIVITIES	(1,747,000)	(4,500,000)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	1,168,854	(2,793,885)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	1,325,698	10,735,755

CASH AND CASH EQUIVALENTS, END OF PERIOD	$2,494,552	$7,941,870

Supplemental Information:
Interest paid during the period	$1,378,919	$498,625
Supplemental non-cash information:
Paid-in-kind interest income	$821,830	$1,188,674
Net accretion of discount on investments	$710,418	$1,002,986
Amortization of deferred credit facility financing costs	$342,505	$510,376
Stock dividend distribution	$13,180,503	$7,864,784
Cash dividend payable	$3,295,306	$1,966,447

See accompanying notes to consolidated financial statements.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

November 30, 2012

(unaudited)

Note 1. Organization and Basis of Presentation

        Saratoga Investment Corp. (the "Company", "we", "our" and "us") is a non-diversified closed end management investment company incorporated in Maryland that has elected to be treated and is regulated as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). We commenced operations on March 23, 2007 as GSC Investment Corp. and completed our initial public offering ("IPO") on March 28, 2007. We have elected to be treated as a regulated investment company ("RIC") under subchapter M of the Internal Revenue Code (the "Code"). We expect to continue to qualify and to elect to be treated for tax purposes as a RIC. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments.

        GSC Investment, LLC (the "LLC") was organized in May 2006 as a Maryland limited liability company. As of February 28, 2007, the LLC had not yet commenced its operations and investment activities.

        On March 21, 2007, the Company was incorporated and concurrently therewith the LLC was merged with and into the Company, with the Company as the surviving entity, in accordance with the procedure for such merger in the LLC's limited liability company agreement and Maryland law. In connection with such merger, each outstanding limited liability company interest of the LLC was converted into a share of common stock of the Company.

        On July 30, 2010, the Company changed its name from "GSC Investment Corp." to "Saratoga Investment Corp." in conjunction with the transaction described in "Note 12. Recapitalization Transaction" below.

        We are externally managed and advised by our investment adviser, Saratoga Investment Advisors, LLC (the "Manager"), pursuant to an investment advisory and management agreement. Prior to July 30, 2010, we were managed and advised by GSCP (NJ), L.P.

        On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP ("SBIC LP"), received a Small Business Investment Company ("SBIC") license from the Small Business Administration ("SBA").

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP") and include the accounts of the Company and its wholly-owned subsidiaries, Saratoga Investment Funding, LLC (previously known as GSC Investment Funding LLC) and SBIC LP. All intercompany accounts and transactions have been eliminated in consolidation. All references made to the "Company," "we," and "us" herein include Saratoga Investment Corp. and its consolidated subsidiaries, except as stated otherwise.

Note 2. Summary of Significant Accounting Policies

Use of Estimates in the Preparation of Financial Statements

        The preparation of the accompanying consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and income, gains/(losses) and expenses during the period reported. Actual results could differ materially from those estimates.

Cash and Cash Equivalents

        Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value. Pursuant to section 12(d)(1)(A) of the 1940 Act, the Company may not invest in another registered investment company such as a money market fund if such investment would cause the Company to exceed any of the following limitations:

  •
  we were to own more than 3% of the total outstanding voting stock of the money market fund;

  •
  we were to hold securities in the money market fund having an aggregate value in excess of 5% of the value of our total assets; or

  •
  we were to hold securities in money market funds and other registered investment companies and BDCs having an aggregate value in excess of 10% of the value of our total assets.

Cash and Cash Equivalents, Reserve Accounts

        Cash and cash equivalents, reserve accounts include amounts held in designated bank accounts in the form of cash and short-term liquid investments in money market funds representing payments received on secured investments or other reserved amounts associated with our $45 million senior secured revolving credit facility with Madison Capital Funding LLC. The Company is required to use these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the terms of the senior secured revolving credit facility.

Investment Classification

        The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, "Control Investments" are defined as investments in companies in which we own more than 25% of the voting securities or maintain greater than 50% of the board representation. Under the 1940 Act, "Affiliated Investments" are defined as those non-control investments in companies in which we own between 5% and 25% of the voting securities. Under the 1940 Act, "Non-affiliated Investments" are defined as investments that are neither Control Investments nor Affiliated Investments.

Investment Valuation

        The Company accounts for its investments at fair value in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

requires the Company to assume that its investments are to be sold at the statement of assets and liabilities date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

        Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved, in good faith, by our board of directors based on input from our Manager, the audit committee of our board of directors and a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

  •
  Each investment is initially valued by the responsible investment professionals of our Manager and preliminary valuation conclusions are documented and discussed with the senior management of our Manager; and

  •
  An independent valuation firm engaged by our board of directors reviews approximately one quarter of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process:

  •
  The audit committee of our board of directors reviews each preliminary valuation and our Manager and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

  •
  Our board of directors discusses the valuations and approves the fair value of each investment, in good faith, based on the input of our Manager, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

        Our investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO.

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Derivative Financial Instruments

        We account for derivative financial instruments in accordance with ASC Topic 815, Derivatives and Hedging ("ASC 815"). ASC 815 requires recognizing all derivative instruments as either assets or liabilities on the consolidated statements of assets and liabilities at fair value. The Company values derivative contracts at the closing fair value provided by the counterparty. Changes in the values of derivative contracts are included in the consolidated statements of operations.

Investment Transactions and Income Recognition

        Purchases and sales of investments and the related realized gains or losses are recorded on a trade-date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

        Interest income on our investment in Saratoga CLO is recorded using the effective interest method in accordance with the provisions of ASC Topic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

Paid-in-Kind Interest

        The Company holds debt investments in its portfolio that contain a payment-in-kind ("PIK") interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Deferred Credit Facility Financing Costs

        Financing costs incurred in connection with our credit facility are deferred and amortized using the straight line method over the life of the facility.

Contingencies

        In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

        In the ordinary course of business, the Company may directly or indirectly be a defendant or plaintiff in legal actions with respect to bankruptcy, insolvency or other types of proceedings. Such lawsuits may involve claims that could adversely affect the value of certain financial instruments owned by the Company.

Income Taxes

        The Company has filed an election to be treated for tax purposes as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for the obligation to pay federal income taxes.

        In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

        In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

        ASC 740, Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet a "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. As of November 30, 2012 and February 29, 2012, there were no uncertain tax positions.

Dividends

        Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is approved by the board of directors. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

        We have adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. If our common stock is trading below net asset value at the time of valuation, the plan administrator may receive the dividend or distribution in cash and purchase common stock in the open market, on the New York Stock Exchange or elsewhere, for the account of each participant in our dividend reinvestment plan.

Capital Gains Incentive Fee

        The Company records an expense accrual relating to the capital gains incentive fee payable by the Company to its investment adviser when the unrealized gains on its investments exceed all realized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company's investment adviser related to capital gains will be determined

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 2. Summary of Significant Accounting Policies (Continued)

and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period.

New Accounting Pronouncements

        In December 2011, the FASB issued ("ASU") No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013 with retrospective application for all comparative periods presented. The adoption of this guidance, which is related to disclosure only, is not expected to have a material impact on the Company's consolidated financial position, results of operations or cash flows.

Risk Management

        In the ordinary course of its business, the Company manages a variety of risks, including market risk and credit risk. Market risk is the risk of potential adverse changes to the value of investments because of changes in market conditions such as interest rate movements and volatility in investment prices.

        Credit risk is the risk of default or non-performance by portfolio companies, equivalent to the investment's carrying amount.

        The Company is also exposed to credit risk related to maintaining all of its cash and cash equivalents, including those in reserve accounts, at a major financial institution and credit risk related to any of its derivative counterparties.

        The Company has investments in lower rated and comparable quality unrated high yield bonds and bank loans. Investments in high yield investments are accompanied by a greater degree of credit risk. The risk of loss due to default by the issuer is significantly greater for holders of high yield securities, because such investments are generally unsecured and are often subordinated to other creditors of the issuer.

Note 3. Investments

        As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

        ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 3. Investments (Continued)

        Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs used in the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as a Level 3 asset, assuming no additional corroborating evidence.

        In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 and the 1940 Act (see Note 2). Consistent with our Company's valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

        The following table presents fair value measurements of investments, by major class, as of November 30, 2012 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First lien term loans	$—	$—	$64,094	$64,094
Second lien term loans	—	—	10,038	10,038
Senior secured notes	—	—	10,491	10,491
Unsecured notes	—	—	2,241	2,241
Structured finance securities	—	—	24,641	24,641
Equity interests	—	—	7,786	7,786
Limited partnership interests	—	—	—	—

Total	$—	$—	$119,291	$119,291

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 3. Investments (Continued)

        The following table presents fair value measurements of investments, by major class, as of February 29, 2012 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First lien term loans	$—	$—	$36,196	$36,196
Second lien term loans	—	—	8,914	8,914
Senior secured notes	—	—	10,706	10,706
Senior unsecured loans	—	—	6,000	6,000
Unsecured notes	—	—	2,008	2,008
Structured finance securities	—	—	25,846	25,846
Equity interests	—	—	5,690	5,690
Limited partnership interests	—	—	—	—

Total	$—	$—	$95,360	$95,360

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the nine months ended November 30, 2012 (dollars in thousands):

	First lien term loans	Second lien term loans	Senior secured notes	Senior unsecured loans	Unsecured notes	Structured finance securities	Common stock/ equities	Total
Balance as of February 29, 2012	$36,196	$8,914	$10,706	$6,000	$2,008	$25,846	$5,690	$95,360
Net unrealized gains (losses)	1,194	161	(679)	(148)	(197)	1,974	884	3,189
Purchases and other adjustments to cost	31,069	2,908	464	107	430	—	1,212	36,190
Sales and redemptions	(4,544)	(2,032)	—	(6,090)	—	(3,179)	(146)	(15,991)
Net realized gain from investments	179	87	—	131	—	—	146	543

Balance as of November 30, 2012	$64,094	$10,038	$10,491	$—	$2,241	$24,641	$7,786	$119,291

        Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

        Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

        The net change in unrealized gain/(loss) on investments held as of November 30, 2012 is $3.3 million and is included in net unrealized appreciation (depreciation) on investments in the consolidated statements of operations.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 3. Investments (Continued)

        The valuation techniques and significant unobservable inputs used in recurring Level 3 fair value measurements of assets as of November 30, 2012 were as follows (dollars in thousands):

	Fair Value	Valuation Technique	Unobservable Input	Range
First lien term loans	$64,094	Market Comparables	Market Yield (%)	6.4% - 25.6%
			EBITDA Multiples (x)	3.0x
		Market Quotes	Third-Party Bid	88.6 - 102.8
Second lien term loans	10,038	Market Comparables	Market Yield (%)	13.7%
		Market Quotes	Third-Party Bid	90.5
Senior secured notes	10,491	Market Comparables	Market Yield (%)	42.5%
			EBITDA Multiples (x)	4.8x
		Market Quotes	Third-Party Bid	89.0
Unsecured notes	2,241	Market Comparables	Market Yield (%)	18.0% - 24.2%
Structured finance securities	24,641	Discounted Cash Flow	Discount Rate (%)	13.0%
Equity interests	7,786	Market Comparables	EBITDA Multiples (x)	3.0x - 7.0x

        For investments utilizing a market comparables valuation technique, a significant increase (decrease) in the market yield, in isolation, would result in a significantly lower (higher) fair value measurement, and a significant increase (decrease) in any of the EBITDA valuation multiples, in isolation, would result in a significantly higher (lower) fair value measurement. For investments utilizing a discounted cash flow valuation technique, a significant increase (decrease) in the discount rate, in isolation, would result in a significantly lower (higher) fair value measurement.

        The composition of our investments as of November 30, 2012, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First lien term loans	$65,083	55.4%	$64,094	53.7%
Second lien term loans	10,436	8.9	10,038	8.4
Senior secured notes	12,081	10.3	10,491	8.8
Unsecured notes	4,154	3.5	2,241	1.9
Structured finance securities	20,362	17.4	24,641	20.7
Equity interests	5,329	4.5	7,786	6.5
Limited partnership interests	—	—	—	—

Total	$117,445	100%	$119,291	100%

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 3. Investments (Continued)

        The composition of our investments as of February 29, 2012, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First lien term loans	$38,379	39.7%	$36,196	38.0%
Second lien term loans	9,473	9.8	8,914	9.4
Senior secured notes	11,617	12.0	10,706	11.2
Senior unsecured loans	5,852	6.1	6,000	6.3
Unsecured notes	3,724	3.8	2,008	2.1
Structured finance securities	23,541	24.3	25,846	27.1
Equity interests	4,116	4.3	5,690	5.9
Limited partnership interests	—	—	—	—

Total	$96,702	100.0%	$95,360	100.0%

        For loans and debt securities for which market quotations are not available, we determine their fair value based on third party indicative broker quotes, where available, or the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield valuation methodology. In applying the market yield valuation methodology, we determine the fair value based on such factors as market participant assumptions including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If, in our judgment, the market yield methodology is not sufficient or appropriate, we may use additional methodologies such as an asset liquidation or expected recovery model.

        For equity securities of portfolio companies and partnership interests, we determine the fair value of the portfolio company based on the market approach with value then attributed to equity or equity like securities using the enterprise value waterfall valuation methodology. Under the enterprise value waterfall valuation methodology, we determine the enterprise fair value of the portfolio company and then waterfall the enterprise value over the portfolio company's securities in order of their preference relative to one another. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company's assets and liabilities. We also take into account historical and anticipated financial results.

        Our investment in Saratoga CLO is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 3. Investments (Continued)

comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We used the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO at November 30, 2012. The significant inputs for the valuation model included:

  •
  Default rates: 3.0%

  •
  Recovery rates: 70% loans; 35% bonds

  •
  Reinvestment rates: LIBOR plus 350 basis points

  •
  Prepayment rate: 20%

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO")

        On January 22, 2008, we invested $30 million in all of the outstanding subordinated notes of Saratoga CLO (which are referred in the unaudited balance sheet of Saratoga CLO below as "Preference shares"), a collateralized loan obligation fund managed by us that invests primarily in senior secured loans. Additionally, we entered into a collateral management agreement with Saratoga CLO pursuant to which we act as collateral manager to it. In return for our collateral management services, we are entitled to a senior collateral management fee of 0.10% and a subordinate collateral management fee of 0.40% of the outstanding principal amount of Saratoga CLO's assets, to be paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20% of excess cash flow to the extent the Saratoga CLO subordinated notes receive an internal rate of return equal to or greater than 12%. For the three months ended November 30, 2012 and 2011, we accrued $0.5 million and $0.5 million in collateral management fee income, respectively, due from Saratoga CLO and $1.0 million and $1.2 million in interest income, respectively, due from Saratoga CLO. For the nine months ended November 30, 2012 and 2011, we accrued $1.5 million and $1.5 million in collateral management fee income, respectively, due from Saratoga CLO and $3.2 million and $3.1 million in interest income, respectively, due from Saratoga CLO. We did not accrue any amounts related to the incentive management fee as the 12% hurdle rate has not yet been achieved.

        At November 30, 2012, the Company determined that the fair value of its investment in the subordinated notes of Saratoga CLO was $24.6 million, whereas the net asset value of Saratoga CLO on such date was $28.8 million. The Company does not believe that the net asset value of Saratoga CLO, which is the difference between Saratoga CLO's assets and liabilities at a given point in time, necessarily equates to the fair value of its investment in the subordinated notes of Saratoga CLO. Specifically, the Company determines the fair value of its investment in the subordinated notes of

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Saratoga CLO based on the present value of the projected future cash flows of the subordinated notes over the life of Saratoga CLO. At November 30, 2012, Saratoga CLO had investments with a principal balance of $393.4 million and a weighted average spread over LIBOR of 4.2%, and had debt with a principal balance of $366.0 million with a weighted average spread over LIBOR of 1.4%. As a result, Saratoga CLO earns a "spread" between the interest income it receives on its investments and the interest expense it pays on its debt and other operating expenses, which is distributed quarterly to the Company as the holder of its subordinated notes. At November 30, 2012, the total "spread", or projected future cash flows of the subordinated notes, over the life of Saratoga CLO was $37.2 million, which had a present value of approximately $25.1 million, using a 13% discount rate. At November 30, 2012, the fair value of the subordinated notes, which we based upon the present value of the projected cash flows, was $24.6 million, which was less than the net asset value of Saratoga CLO on such date by approximately $4.2 million.

        Below is certain summary financial information from the separate unaudited financial statements of Saratoga CLO as of November 30, 2012 and February 29, 2012 and for the three and nine months ended November 30, 2012 and 2011.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

GSC Investment Corp. CLO 2007

Statements of Assets and Liabilities
(unaudited)

	As of
	November 30, 2012	February 29, 2012
ASSETS
Investments
Fair Value Loans	$366,614,963	$365,780,893
Fair Value Other/Structured finance securities	15,583,573	15,583,573

Total investments at fair value	382,198,536	381,364,466
Cash and cash equivalents	13,403,783	17,815,082
Receivable from open trades	2,877,531	10,046,640
Interest receivable	1,652,532	1,581,438
Deferred bond issuance	2,274,369	2,819,118

Total assets	$402,406,751	$413,626,744

LIABILITIES
Interest payable	$707,991	$826,741
Payable from open trades	8,823,095	24,857,147
Accrued senior collateral monitoring fee	43,389	45,516
Accrued subordinate collateral monitoring fee	173,557	182,064
Class A notes	296,000,000	296,000,000
Class B notes	22,000,000	22,000,000
Discount on class B notes	(431,922)	(477,483)
Class C notes	14,000,000	14,000,000
Class D notes	16,000,000	16,000,000
Discount on class D notes	(456,909)	(505,106)
Class E notes	17,960,044	17,960,044
Discount on class E notes	(1,175,354)	(1,299,337)

Total liabilities	$373,643,891	$389,589,586

PARTNERS' CAPITAL
Preference shares principal	$30,000,000	$30,000,000
Preferred shares	14,577,740	9,478,573
Partners distributions	(26,936,112)	(20,540,583)
Net income	11,121,232	5,099,168

Total capital	28,762,860	24,037,158

Total liabilities and partners' capital	$402,406,751	$413,626,744

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

GSC Investment Corp. CLO 2007

Statement of Operations
(unaudited)

	For the three months ended November 30		For the nine months ended November 30
	2012	2011	2012	2011
INVESTMENT INCOME
Interest from investments	$4,843,433	$4,938,100	$14,699,180	$15,158,477
Interest from cash and cash equivalents	2,718	1,283	13,550	6,976
Other income	292,475	89,338	607,648	439,255

Total investment income	5,138,626	5,028,721	15,320,378	15,604,708

EXPENSES
Interest expense	1,681,369	1,615,662	5,256,854	4,793,580
Professional fees	46,134	50,075	293,392	307,156
Misc. Fee Expense	15,494	11,757	83,081	158,416
Senior collateral monitoring fee	100,091	100,384	300,104	302,418
Subordinate collateral monitoring fee	400,363	401,536	1,200,415	1,209,673
Trustee expenses	25,778	25,291	75,646	75,374
Amortization expense	253,635	253,635	762,489	762,489

Total expenses	2,522,864	2,458,340	7,971,981	7,609,106

NET INVESTMENT INCOME	2,615,762	2,570,381	7,348,397	7,995,602

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments	269,472	106,318	1,681,602	(5,075,060)
Net unrealized appreciation/(depreciation) on investments	782,564	6,446,956	2,091,233	(7,191,712)

Net gain/(loss) on investments	1,052,036	6,553,274	3,772,835	(12,266,772)

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,667,798	$9,123,655	$11,121,232	$(4,271,170)

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

GSC Investment Corp. CLO 2007

Consolidated Schedule of Investments

November 30, 2012

(unaudited)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Elyria Foundry Company, LLC	Warrants	Equity	0.00%		—	$—	$—
Network Communications, Inc.	Common	Equity	0.00%		169,143	169,143	659,658
OLD AII, Inc (fka Aleris International Inc.)	Common	Equity	0.00%		2,624	224,656	128,576
PATS Aircraft, LLC	Common	Equity	0.00%		51,813	282,326	282,329
SuperMedia Inc. (fka Idearc Inc.)	Common Stock	Equity	0.00%		10,821	28,784	5,411
Academy, LTD.	Initial Term Loan (2012)	Loan	4.75%	8/3/2018	$1,985,000	1,970,290	1,992,444
ACCO Brands Corporation	Term B Loan	Loan	4.25%	5/1/2019	$375,278	371,841	378,561
Acosta, Inc.	Term D Loan	Loan	5.00%	3/2/2018	$4,183,659	4,117,676	4,220,266
Aeroflex Incorporated	Tranche B Term Loan	Loan	5.75%	5/9/2018	$3,345,517	3,332,491	3,339,529
Alere Inc. (fka IM US Holdings, LLC)	Incremental B-1 Term Loan	Loan	4.75%	6/30/2017	$1,985,000	1,944,046	1,993,516
Aptalis Pharma, Inc. (fka Axcan Intermediate Holdings Inc.)	Term B-1 Loan	Loan	5.50%	2/10/2017	$1,965,000	1,958,114	1,963,782
Aramark Corporation	LC-2 Facility	Loan	3.46%	7/26/2016	$79,187	79,187	79,336
Aramark Corporation	LC-3 Facility	Loan	3.46%	7/26/2016	$43,961	43,961	44,043
Aramark Corporation	U.S. Term B Loan (Extending)	Loan	3.46%	7/26/2016	$1,204,093	1,204,093	1,206,357
Aramark Corporation	U.S. Term C Loan	Loan	3.57%	7/26/2016	$2,545,700	2,545,700	2,550,486
Armstrong World Industries, Inc	Term Loan B-1	Loan	4.00%	3/10/2018	$2,128,332	2,114,455	2,139,315
Ashland Inc.	Term B Loan	Loan	3.75%	8/23/2018	$740,000	738,482	745,624
Asurion, LLC (fka Asurion Corporation)	Amortizing Term Loan	Loan	4.75%	7/23/2017	$1,000,000	990,707	1,003,750
Asurion, LLC (fka Asurion Corporation)	Term Loan (First Lien)	Loan	5.50%	5/24/2018	$5,659,091	5,614,478	5,702,440
Aurora Diagnostics, LLC	Tranche B Term Loan	Loan	6.25%	5/26/2016	$3,188,889	3,198,996	3,180,917
Autotrader.com, Inc.	Tranche B-1 Term Loan	Loan	4.00%	12/15/2016	$3,840,515	3,840,515	3,865,478
Avantor Performance Materials Holdings, Inc.	Term Loan	Loan	5.00%	6/24/2017	$4,937,500	4,918,555	4,912,813
AZ Chem US Inc.	Term Loan	Loan	7.25%	12/22/2017	$1,574,545	1,534,359	1,597,676
BakerCorp International, Inc. (f/k/a B-Corp Holdings, Inc.)	Term Loan	Loan	5.00%	6/1/2018	$2,585,841	2,585,109	2,585,841
Biomet, Inc.	Dollar Term B-1 Loan	Loan	3.96%	7/25/2017	$1,995,000	1,995,000	2,009,963
Bombardier Recreational Products Inc.	Term B-2 Loan	Loan	4.46%	6/28/2016	$2,000,000	1,990,340	2,005,840
Burlington Coat Factory Warehouse Corporation	Term B-1 Loan	Loan	5.50%	2/23/2017	$3,000,000	2,989,629	3,020,880
C.H.I. Overhead Doors, Inc. (CHI)	Term Loan (First Lien)	Loan	7.25%	8/17/2017	$2,983,844	2,936,520	2,983,844
Camp International Holding Company	Refinanced Term Loan (First Lien)	Loan	5.25%	5/31/2019	$1,000,000	990,243	1,005,000
Capital Automotive L.P.	Tranche B Term Loan	Loan	0.00%	3/11/2017	$2,879,345	2,886,543	2,884,153
Capstone Logistics, LLC	Term Note A	Loan	7.50%	9/16/2016	$2,963,427	2,928,307	2,918,975
Capsugel Holdings US, Inc.	Initial Term Loan (New)	Loan	4.75%	8/1/2018	$3,700,642	3,690,746	3,729,507
Celanese US Holdings LLC	Dollar Term C Loan (Extended)	Loan	3.11%	10/31/2016	$2,204,172	2,226,295	2,219,887
Cenveo Corporation	Term B Facility	Loan	6.63%	12/21/2016	$2,443,617	2,427,099	2,449,726
Charter Communications Operating, LLC	Term C Loan	Loan	3.46%	9/6/2016	$3,062,577	3,057,871	3,075,103
Charter Communications Operating, LLC	Term D Loan	Loan	4.00%	5/15/2019	$1,990,000	1,980,945	2,004,428
CHS/ Community Health Systems, Inc.	Extended Term Loan	Loan	3.81%	1/25/2017	$4,064,516	3,957,287	4,089,431
Cinedigm Digital Funding I, LLC	Term Loan	Loan	5.25%	4/29/2016	$1,164,109	1,157,458	1,164,109
Cinemark USA, Inc.	Extended Term Loan	Loan	3.46%	4/30/2016	$5,545,125	5,350,619	5,570,521
Contec, LLC	Second Lien Term Notes	Loan	10.00%	11/2/2016	$401,202	2,534,998	2,578,210
Covanta Energy Corporation	Term Loan	Loan	4.00%	3/28/2019	$497,500	495,252	497,813
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Term B Loan	Loan	5.00%	2/13/2017	$4,912,500	4,895,268	4,937,063
Crown Castle Operating Company	Tranche B Term Loan	Loan	4.00%	1/31/2019	$1,985,000	1,967,373	1,993,694
CSC Holdings, LLC (fka CSC Holdings Inc. (Cablevision))	Term A-3 Loan	Loan	2.46%	3/31/2015	$1,195,614	1,191,958	1,180,669

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Culligan International Company	Dollar Loan (First Lien)	Loan	6.25%	12/19/2017	$797,680	731,052	727,883
Culligan International Company	Dollar Loan (Second Lien)	Loan	9.50%	6/19/2018	$783,162	717,261	593,895
DaVita HealthCare Partners Inc. (fka DaVita Inc.)	Tranche B Term Loan	Loan	4.50%	10/20/2016	$3,959,698	3,959,698	3,979,496
DCS Business Services, Inc.	Term B Loan	Loan	7.25%	3/16/2018	$3,980,005	3,927,317	3,920,305
Dean Foods Company	2016 Tranche B Term Loan (extending)	Loan	3.21%	4/2/2016	$3,000,000	3,003,701	2,991,750
Del Monte Foods Company	Initial Term Loan	Loan	4.50%	3/8/2018	$1,438,139	1,435,434	1,433,350
Dollar General Corporation	Tranche B-1 Term Loan	Loan	2.96%	7/7/2014	$5,378,602	5,254,601	5,401,784
DS Waters of America, Inc.	Term Loan (First Lien)	Loan	10.50%	8/29/2017	$2,985,000	2,933,196	3,003,656
DynCorp International Inc.	Term Loan	Loan	6.25%	7/7/2016	$626,793	619,258	628,987
Education Management LLC	Tranche C-2 Term Loan	Loan	4.50%	6/1/2016	$3,935,720	3,722,533	3,219,930
eInstruction Corporation	Initial Term Loan	Loan	0.00%	7/2/2013	$2,997,722	2,931,236	899,317
Electrical Components International, Inc.	Synthetic Revolving Loan	Loan	6.75%	2/4/2016	$117,647	116,524	117,647
Electrical Components International, Inc.	Term Loan	Loan	6.75%	2/4/2017	$1,791,033	1,772,299	1,791,033
Evergreen Acqco 1 LP	New Term Loan	Loan	5.00%	7/9/2019	$498,750	493,882	498,905
Federal-Mogul Corporation	Tranche B Term Loan	Loan	2.15%	12/29/2014	$2,595,849	2,493,239	2,381,692
Federal-Mogul Corporation	Tranche C Term Loan	Loan	2.15%	12/28/2015	$1,324,413	1,262,570	1,215,149
First Data Corporation	2017 Dollar Term Loan	Loan	5.21%	3/24/2017	$2,111,028	2,022,364	2,066,168
First Data Corporation	2018 Dollar Term Loan	Loan	4.21%	3/23/2018	$2,290,451	2,213,243	2,180,693
FR Acquisitions Holding Corporation (Luxembourg), S.A.R.L.	Facility B (Dollar)	Loan	4.86%	12/18/2015	$1,295,106	1,292,610	1,281,080
FR Acquisitions Holding Corporation (Luxembourg), S.A.R.L.	Facility C (Dollar)	Loan	5.36%	12/20/2016	$1,295,106	1,292,160	1,287,556
Freescale Semiconductor, Inc.	Tranche B-1 Term Loan	Loan	4.46%	12/1/2016	$2,534,348	2,444,611	2,451,982
FTD Group, Inc.	Initial Term Loan	Loan	4.75%	6/11/2018	$3,715,723	3,682,030	3,738,760
Generac Power Systems, Inc.	Term Loan	Loan	6.25%	5/30/2018	$997,500	979,109	1,017,450
General Nutrition Centers, Inc.	Amended Tranche B Term Loan	Loan	3.75%	3/2/2018	$3,748,295	3,748,295	3,752,981
Goodyear Tire & Rubber Company, The	Loan (Second Lien)	Loan	4.75%	4/30/2019	$4,000,000	3,926,815	4,016,680
Grifols Inc.	New U.S. Tranche B Term Loan	Loan	4.50%	6/1/2017	$2,975,704	2,960,017	3,005,461
Grosvenor Capital Management Holdings, LLLP	Tranche C Term Loan	Loan	4.25%	12/5/2016	$3,342,748	3,253,094	3,288,429
Hanger Orthopedic Group, Inc.	Term C Loan	Loan	4.00%	12/1/2016	$3,920,667	3,930,935	3,920,667
HCA Inc.	Tranche B-3 Term Loan	Loan	3.46%	5/1/2018	$5,734,690	5,426,252	5,734,002
Health Management Associates, Inc.	Term B Loan	Loan	4.50%	11/16/2018	$2,977,500	2,951,738	3,003,523
HIBU PLC (fka Yell Group PLC)	Facility B1 - YB (USA) LLC (11/2009)	Loan	4.46%	7/31/2014	$3,030,606	2,983,167	596,029
HMH Holdings (Delaware) Inc.	Term Loan (Exit Facility)	Loan	7.25%	5/22/2018	$995,000	976,550	1,002,463
Hologic, Inc.	Tranche A Term Loan	Loan	3.21%	8/1/2017	$2,468,750	2,462,943	2,470,305
Hunter Defense Technologies, Inc.	Term Loan	Loan	3.52%	8/22/2014	$3,679,939	3,642,211	3,201,547
Huntsman International LLC	Extended Term B Loan	Loan	2.76%	4/19/2017	$3,920,000	3,881,526	3,918,589
Infor (US), Inc. ((fka Lawson Software Inc.)	Tranche B-2 Term Loan	Loan	5.25%	4/5/2018	$1,995,000	1,975,693	2,012,456
Inventiv Health, Inc. (fka Ventive Health, Inc)	Consolidated Term Loan	Loan	6.50%	8/4/2016	$492,090	492,090	465,640
J. Crew Group, Inc.	Loan	Loan	4.50%	3/7/2018	$985,000	985,000	984,448
Kalispel Tribal Economic Authority	Term Loan	Loan	7.50%	2/25/2017	$3,675,323	3,623,375	3,601,817
Key Safety Systems, Inc.	Term Loan (First Lien)	Loan	2.51%	3/8/2014	$3,790,786	3,654,834	3,749,732
Kinetic Concepts, Inc.	Dollar Term C-1 Loan	Loan	5.50%	5/4/2018	$496,250	479,089	498,731
Kronos Worldwide, Inc.	Initial Term Loan	Loan	5.75%	6/13/2018	$1,975,000	1,961,430	1,984,875
MetroPCS Wireless, Inc.	Tranche B-2 Term Loan	Loan	4.07%	11/3/2016	$2,495,830	2,498,490	2,505,190
Microsemi Corporation	Term Loan	Loan	4.00%	2/2/2018	$2,781,389	2,775,257	2,795,991
National CineMedia, LLC	Term Loan	Loan	3.46%	11/26/2019	$1,086,207	1,049,619	1,085,305
Newsday, LLC	Term Loan	Loan	0.00%	10/12/2016	$3,000,000	2,996,250	2,958,750
Novelis, Inc.	Term B-2 Loan	Loan	4.00%	3/10/2017	$990,000	969,828	991,228
Novelis, Inc.	Term Loan	Loan	4.00%	3/10/2017	$3,930,000	3,957,969	3,936,131
NPC International, Inc.	Term Loan	Loan	4.50%	12/28/2018	$490,833	490,833	493,901
NRG Energy, Inc.	Term Loan	Loan	4.00%	7/1/2018	$3,950,000	3,925,294	3,983,338
NuSil Technology LLC.	Term Loan	Loan	5.25%	4/7/2017	$823,729	823,729	823,729
OEP Pearl Dutch Acquisition B.V.	Initial BV Term Loan	Loan	6.50%	3/30/2018	$149,250	146,575	149,437
On Assignment, Inc.	Initial B Loan	Loan	5.00%	5/15/2019	$2,745,925	2,728,373	2,759,654
Onex Carestream Finance LP	Term Loan	Loan	5.00%	2/25/2017	$4,922,804	4,905,385	4,884,357

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
OpenLink International, Inc.	Initial Term Loan	Loan	7.75%	10/30/2017	$992,500	976,239	992,500
P.F. Chang's China Bistro, Inc. (Wok Acquisition Corp.)	Term Borrowing	Loan	5.25%	6/22/2019	$1,000,000	990,534	1,008,700
PATS Aircraft, LLC	Term Loan	Loan	8.50%	10/6/2016	$384,131	248,245	345,718
Penn National Gaming, Inc.	Term A Facility	Loan	1.72%	7/14/2016	$2,812,500	2,750,784	2,792,812
Penn National Gaming, Inc.	Term B Facility	Loan	3.75%	7/16/2018	$987,500	985,519	990,176
PetCo Animal Supplies, Inc.	New Loan	Loan	4.50%	11/24/2017	$1,500,000	1,498,357	1,505,820
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Term Loan	Loan	6.25%	12/5/2018	$1,985,000	1,959,370	2,012,691
Physician Oncology Services, LP	Delayed Draw Term Loan	Loan	7.75%	1/31/2017	$51,020	50,661	48,724
Physician Oncology Services, LP	Effective Date Term Loan	Loan	7.75%	1/31/2017	$419,961	417,003	401,062
Pinnacle Foods Finance LLC	Extended Initial Term Loan	Loan	3.71%	10/2/2016	$5,741,004	5,489,048	5,761,269
Polyone Corporation	Loan	Loan	5.00%	12/20/2017	$496,250	492,069	498,235
Preferred Proppants, LLC	Term B Loan	Loan	7.50%	12/15/2016	$1,985,000	1,952,084	1,826,200
Prestige Brands, Inc.	Term B Loan	Loan	5.27%	1/31/2019	$734,848	725,056	742,329
Pro Mach, Inc.	Term Loan	Loan	5.00%	7/6/2017	$1,956,155	1,941,042	1,957,387
Quintiles Transnational Corp.	Term B Loan	Loan	5.00%	6/8/2018	$3,950,000	3,918,848	3,956,913
Ranpak Corp.	USD Term Loan (First Lien)	Loan	4.75%	4/20/2017	$2,402,108	2,393,280	2,366,077
Rexnord LLC/RBS Global, Inc.	Term B Loan Refinancing	Loan	4.50%	4/1/2018	$1,985,000	1,985,000	2,001,952
Reynolds Group Holdings Inc.	U.S. Term Loan	Loan	4.75%	9/28/2018	$2,000,000	2,000,000	2,012,280
Rocket Software, Inc.	Term Loan (First Lien)	Loan	5.75%	2/8/2018	$1,985,000	1,950,427	1,991,451
Roundy's Supermarkets, Inc.	Tranche B Term Loan	Loan	5.75%	2/13/2019	$995,000	981,722	936,544
Rovi Solutions Corporation / Rovi Guides, Inc.	Tranche A-2 Loan	Loan	2.46%	3/29/2017	$2,000,000	1,981,202	1,945,000
Rovi Solutions Corporation / Rovi Guides, Inc.	Tranche B-2 Loan	Loan	4.00%	3/29/2019	$1,492,500	1,485,740	1,466,381
Royal Adhesives and Sealants, LLC	Term A Loan	Loan	7.25%	11/29/2015	$4,560,234	4,517,413	4,493,515
RPI Finance Trust	6.75 Year Term Loan(2012)	Loan	3.50%	5/9/2018	$5,412,536	5,386,241	5,435,106
Scientific Games International Inc.	Tranche B-1 Term Loan	Loan	3.21%	6/30/2015	$1,983,357	1,969,898	1,980,878
Scitor Corporation	Term Loan	Loan	5.00%	2/15/2017	$463,977	462,349	459,917
Scotsman Industries, Inc.	Term Loan	Loan	5.75%	4/30/2016	$1,700,114	1,696,124	1,702,240
Securus Technologies Holdings, Inc (fka Securus Technologies, Inc.)	Tranche 2 Term Loan (First Lien)	Loan	6.50%	5/31/2017	$1,990,000	1,971,927	1,996,229
Sensata Technology BV/Sensata Technology Finance Company, LLC	Term Loan	Loan	4.00%	5/12/2018	$2,977,387	2,977,387	2,986,855
Sensus USA Inc. (fka Sensus Metering Systems)	Term Loan (First Lien)	Loan	4.75%	5/9/2017	$1,970,000	1,962,687	1,966,316
ServiceMaster Company, The	Tranche B Term Loan	Loan	4.46%	1/31/2017	$2,858,551	2,869,200	2,850,061
SI Organization, Inc., The	New Tranche B Term Loan	Loan	4.50%	11/22/2016	$3,930,000	3,903,944	3,900,525
Sonneborn, LLC	Initial US Term Loan	Loan	6.50%	3/30/2018	$845,750	830,589	846,807
Sophia, L.P.	Initial Term Loan	Loan	6.25%	7/19/2018	$981,047	968,291	992,329
SRA International Inc.	Term Loan	Loan	6.50%	7/20/2018	$3,268,571	3,160,663	3,092,886
SRAM, LLC	Term Loan (First Lien)	Loan	4.76%	6/7/2018	$3,604,195	3,572,993	3,622,216
SS&C Technologies, Inc., /Sunshine Acquisition II, Inc.	Funded Term B-1 Loan	Loan	5.00%	6/7/2019	$849,906	841,983	859,110
SS&C Technologies, Inc., /Sunshine Acquisition II, Inc.	Funded Term B-2 Loan	Loan	5.00%	6/7/2019	$87,921	87,102	88,873
SunCoke Energy, Inc.	Tranche B Term Loan	Loan	4.00%	7/26/2018	$4,451,185	4,423,081	4,434,493
SunGard Data Systems Inc (Solar Capital Corp.)	Tranche B U.S. Term Loan	Loan	3.86%	2/28/2016	$4,253,748	4,178,443	4,251,111
SunGard Data Systems Inc (Solar Capital Corp.)	Tranche C Term Loan	Loan	3.96%	2/28/2017	$497,687	492,723	498,001
SuperMedia Inc. (fka Idearc Inc.)	Loan	Loan	11.00%	12/31/2015	$296,243	288,174	187,818
Syniverse Holdings, Inc.	Initial Term Loan	Loan	5.00%	4/23/2019	$498,750	494,178	501,244
Taminco Global Chemical Corporation	Tranche B-1 Dollar Term Loan	Loan	5.25%	2/15/2019	$1,492,500	1,483,406	1,502,455
Team Health, Inc.	Tranche B Term Loan	Loan	3.75%	6/29/2018	$4,443,750	4,425,954	4,399,313
Texas Competitive Electric Holdings Company, LLC (TXU)	2014 Term Loan (Non-Extending)	Loan	3.74%	10/10/2014	$5,580,862	5,519,373	3,770,207
Tomkins, LLC / Tomkins, Inc. (f/k/a Pinafore, LLC / Pinafore, Inc.)	Term B-1 Loan	Loan	4.25%	9/29/2016	$2,438,057	2,443,634	2,446,688
TransDigm Inc.	Tranche B-1 Term Loan	Loan	4.00%	2/14/2017	$3,958,561	3,969,794	3,971,545

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
TransDigm Inc.	Tranche B-2 Term Loan	Loan	4.00%	2/14/2017	$1,000,000	995,136	1,003,960
TransFirst Holdings, Inc.	Term Loan (First Lien)	Loan	2.96%	6/16/2014	$2,368,750	2,344,405	2,346,247
Tricorbraun Inc. (fka Kranson Industries, Inc.)	Term Loan	Loan	5.50%	5/3/2018	$1,995,000	1,985,941	1,997,494
Truven Health Analytics Inc. (fka Thomson Reuters (Healthcare) Inc.)	New Tranche B Term Loan	Loan	5.75%	6/6/2019	$498,750	489,016	498,625
Tube City IMS Corporation	Term Loan	Loan	5.75%	3/20/2019	$995,000	985,990	1,003,706
U.S. Security Associates Holdings, Inc.	Delayed Draw Term Loan	Loan	6.00%	7/28/2017	$162,185	160,924	162,590
U.S. Security Associates Holdings, Inc.	Term Loan B	Loan	6.00%	7/28/2017	$124,060	123,527	124,371
U.S. Security Associates Holdings, Inc.	Term Loan B	Loan	6.00%	7/28/2017	$828,632	822,188	830,703
U.S. Silica Company	Loan	Loan	4.75%	6/8/2017	$1,975,000	1,967,550	1,977,469
U.S. Xpress Enterprises, Inc.	Extended Term Loan	Loan	0.00%	11/13/2016	$3,000,000	2,940,000	2,940,000
United Surgical Partners International, Inc.	New Tranche B Term Loan	Loan	6.00%	4/3/2019	$2,487,500	2,453,627	2,493,719
Univar Inc.	Term B Loan	Loan	5.00%	6/30/2017	$3,934,937	3,933,968	3,900,113
UPC Financing Partnership	Facility AF	Loan	4.00%	1/31/2021	$1,000,000	970,050	998,330
USI Holdings Corporation	Tranche B Term Loan	Loan	2.71%	5/5/2014	$4,744,655	4,681,546	4,725,391
Valeant Pharmaceuticals International, Inc.	Series D Tranche B Term Loan	Loan	4.25%	2/13/2019	$2,985,000	2,972,883	2,994,045
Vantiv, LLC (fka Fifth Third Processing Solutions, LLC)	Tranche B Term Loan	Loan	3.75%	3/27/2019	$1,066,071	1,061,243	1,066,071
Verint Systems Inc.	Term Loan 2011	Loan	4.50%	10/27/2017	$1,970,000	1,962,531	1,979,023
Vertafore, Inc.	Term Loan (First Lien)	Loan	5.25%	7/29/2016	$2,992,390	2,992,390	2,996,879
Visant Corporation (fka Jostens)	Tranche B Term Loan (2011)	Loan	5.25%	12/22/2016	$3,767,519	3,767,519	3,405,837
Weight Watchers International, Inc.	Term D Loan	Loan	2.63%	6/30/2016	$2,707,453	2,671,765	2,699,547
Wendy's International, Inc	Term Loan	Loan	4.75%	5/15/2019	$1,000,000	990,653	1,007,320
Wolverine World Wide, Inc.	Tranche B Term Loan	Loan	4.00%	7/31/2019	$928,571	919,286	933,799
Yankee Candle Company, Inc., The	Initial Term Loan	Loan	5.25%	4/2/2019	$2,487,500	2,464,981	2,507,922
ALM 2010-1A	Floating—05/2020—B—00162VAE5	ABS	2.61%	5/20/2020	$4,000,000	3,742,563	3,657,600
BABSN 2007-1A	Floating—01/2021—D1 - 05617AAA9	ABS	3.71%	1/18/2021	$1,500,000	1,251,353	1,050,000
GALE 2007-3A	Floating—04/2021—E—363205AA3	ABS	3.96%	4/19/2021	$4,000,000	3,367,988	2,800,000
KATO 2006-9A	Floating—01/2019—B2L—486010AA9	ABS	3.82%	1/25/2019	$5,000,000	4,311,758	3,500,000
STCLO 2007-6A	Floating—04/2021—D- 86176YAG7	ABS	3.93%	4/17/2021	$5,000,000	4,025,572	3,500,000

						$388,766,439	$382,198,536

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

GSC Investment Corp. CLO 2007

Consolidated Schedule of Investments

February 29, 2012

(unaudited)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Elyria Foundry Company, LLC	Warrants	Equity	0.00%	—	2,000	$—	$—
Network Communications, Inc.	Common	Equity	0.00%	—	169,143	169,143	659,658
OLD All, Inc (fka Aleris International Inc.)	Common	Equity	0.00%	—	2,624	224,656	128,576
PATS Aircraft, LLC	Common	Equity	0.00%	—	51,813	282,326	282,329
SuperMedia Inc. (fka Idearc Inc.)	Common Stock	Equity	0.00%	—	10,821	28,784	5,411
Academy, LTD.	Initial Term Loan	Loan	6.00%	8/3/2018	$2,000,000	1,986,129	1,999,540
Acosta, Inc.	Term B Loan	Loan	4.75%	3/1/2018	$4,243,447	4,177,485	4,210,561
Advanced Lighting Technologies, Inc.	Deferred Draw Term Loan (First Lien)	Loan	3.00%	6/1/2013	$251,309	241,553	240,628
Advanced Lighting Technologies, Inc.	Term Loan (First Lien)	Loan	3.00%	6/1/2013	$4,582,873	4,478,009	4,388,101
Aeroflex Incorporated	Tranche B Term Loan	Loan	4.25%	5/9/2018	$3,814,483	3,797,573	3,715,459
Aerostructures Acquisition LLC	Term Loan	Loan	7.25%	3/1/2013	$554,722	543,949	542,240
Alere Inc. (fka IM US Holdings, LLC)	Incremental B-1 Term Loan	Loan	4.50%	6/30/2017	$2,000,000	1,951,950	1,992,500
Aptalis Pharma, Inc. (fka Axcan Intermediate Holdings Inc.)	Term Loan	Loan	5.50%	2/10/2017	$1,980,000	1,971,816	1,963,170
Ashland Inc.	Term B Loan	Loan	3.75%	8/23/2018	$996,964	994,651	1,000,872
Asurion, LLC (fka Asurion Corporation)	Term Loan (First Lien)	Loan	5.50%	5/24/2018	$5,659,091	5,608,344	5,635,040
Aurora Diagnostics, LLC	Tranche B Term Loan	Loan	6.25%	5/26/2016	$508,611	508,611	499,288
Autotrader.com, Inc.	Tranche B-1 Term Loan	Loan	4.00%	12/15/2016	$3,869,758	3,869,758	3,868,790
Avantor Performance Materials Holdings, Inc.	Term Loan	Loan	5.00%	6/24/2017	$4,975,000	4,952,760	4,875,500
AZ Chem US Inc.	Term Loan	Loan	7.25%	12/22/2017	$2,000,000	1,941,354	2,014,720
BakerCorp International, Inc. (f/k/a B-Corp Holdings, Inc.)	Term Loan	Loan	5.00%	6/1/2018	$497,500	495,278	496,754
Bass Pro Group, LLC	Term Loan	Loan	5.25%	6/13/2017	$2,985,000	2,958,694	2,977,000
BJ's Wholesale Club, Inc.	Initial Loan (First Lien) Retired 03/14/2012	Loan	7.00%	9/28/2018	$1,995,000	1,901,076	2,013,015
C.H.I. Overhead Doors, Inc. (CHI)	Term Loan (First Lien)	Loan	7.25%	8/17/2017	$3,079,513	3,022,863	3,035,876
Capstone Logistics, LLC	Term Note A	Loan	7.50%	9/16/2016	$2,991,353	2,948,863	2,946,483
Capsugel Holdings US, Inc.	Initial Term Loan	Loan	5.25%	8/1/2018	$3,990,000	3,979,634	4,012,783
Celanese US Holdings LLC	Dollar Term C Loan (Extended)	Loan	3.33%	10/31/2016	$3,464,824	3,506,288	3,478,198
Cenveo Corporation	Term B Facility	Loan	6.25%	12/21/2016	$2,737,105	2,715,168	2,719,150
Charter Communications Operating, LLC	Term C Loan	Loan	3.83%	9/6/2016	$3,979,695	3,972,997	3,949,291
CHS/ Community Health Systems, Inc.	Extended Term Loan	Loan	4.08%	1/25/2017	$4,170,088	4,042,207	4,120,589
Cinedigm Digital Funding I, LLC	Term Loan	Loan	5.25%	4/29/2016	$1,482,007	1,471,669	1,468,121
Cinemark USA, Inc.	Extended Term Loan	Loan	3.63%	4/30/2016	$5,587,889	5,348,623	5,576,546
Consolidated Container Company LLC	Loan (First Lien)	Loan	2.50%	3/28/2014	$5,195,532	4,906,062	5,052,655
Contec, LLC	Tranche B Term Loan	Loan	0.00%	7/28/2014	$2,644,318	2,613,795	1,057,727
Covanta Energy Corporation	Funded Letter of Credit	Loan	1.98%	2/10/2014	$877,007	860,931	871,525
Covanta Energy Corporation	Term Loan	Loan	1.79%	2/10/2014	$1,698,170	1,666,874	1,687,557
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Term B Loan	Loan	5.00%	2/13/2017	$4,950,000	4,929,526	4,912,875
CRC Health Corporation	Term B-2 Loan	Loan	5.08%	11/16/2015	$1,991,877	1,896,087	1,782,730
Crown Castle Operating Company	Tranche B Term Loan	Loan	4.00%	1/31/2019	$2,000,000	1,980,071	1,990,540
CSC Holdings, LLC (fka CSC Holdings Inc (Cablevision))	Term A-3 Loan	Loan	2.24%	3/31/2015	$1,360,526	1,355,021	1,333,316

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Culligan International Company	Dollar Loan	Loan	2.50%	11/24/2012	$2,393,216	$2,360,219	$1,714,141
DaVita Inc.	Tranche B Term Loan	Loan	0.00%	10/20/2016	$3,989,924	3,989,924	3,999,061
Del Monte Foods Company	Initial Term Loan	Loan	4.50%	3/8/2018	$1,492,500	1,489,291	1,464,098
Dollar General Corporation	Tranche B-1 Term Loan	Loan	3.14%	7/7/2014	$5,378,602	5,196,110	5,382,905
DS Waters of America, Inc.	Term Loan (First Lien)	Loan	0.00%	8/29/2017	$3,000,000	2,446,849	2,456,712
DynCorp International Inc.	Term Loan	Loan	6.25%	7/7/2016	$732,056	721,414	729,538
Education Management LLC	Tranche C-2 Term Loan	Loan	4.63%	6/1/2016	$3,967,860	3,706,684	3,712,448
eInstruction Corporation	Initial Term Loan	Loan	6.51%	7/2/2013	$3,005,574	2,923,634	2,705,017
Electrical Components International, Inc.	Synthetic Revolving Loan	Loan	6.75%	2/4/2016	$117,647	116,257	104,118
Electrical Components International, Inc.	Term Loan	Loan	6.75%	2/4/2017	$1,804,706	1,782,426	1,597,165
Federal-Mogul Corporation	Tranche B Term Loan	Loan	2.20%	12/29/2014	$2,616,289	2,475,132	2,500,204
Federal-Mogul Corporation	Tranche C Term Loan	Loan	2.19%	12/28/2015	$1,334,841	1,257,114	1,275,614
Fidelity National Information Services, Inc.	Term B Loan	Loan	4.25%	7/18/2016	$1,000,000	990,338	1,004,450
First Data Corporation	2018 Dollar Term Loan	Loan	4.24%	3/23/2018	$2,290,451	2,202,287	2,041,845
First Data Corporation	Non Extending B-1 Term Loan	Loan	2.99%	9/24/2014	$1,971,336	1,933,908	1,890,472
First Data Corporation	Non Extending B-2 Term Loan	Loan	2.99%	9/24/2014	$990,052	971,955	949,440
FleetPride Corporation	Term Loan	Loan	6.75%	12/6/2017	$1,000,000	980,767	995,000
FR Acquisitions Holding Corporation (Luxembourg), S.A.R.L.	Facility B (Dollar)	Loan	5.08%	12/18/2015	$1,295,106	1,291,993	1,221,454
FR Acquisitions Holding Corporation (Luxembourg), S.A.R.L.	Facility C (Dollar)	Loan	5.58%	12/20/2016	$1,295,106	1,291,613	1,227,929
Freescale Semiconductor, Inc.	Tranche B-1 Term Loan	Loan	4.52%	12/1/2016	$1,534,348	1,468,484	1,496,711
Fresenius Medical Care AG & Co., KGaA/Fresenius Medical Care Holdings, Inc.	Tranche B Term Loan	Loan	1.95%	3/31/2013	$4,224,718	4,206,870	4,209,889
FTD Group, Inc.	Initial Term Loan	Loan	4.75%	6/11/2018	$3,982,494	3,943,002	3,902,844
Generac Power System, Inc.	Tranche B Term Loan	Loan	3.75%	2/9/2019	$500,000	497,509	497,855
General Nutrition Centers, Inc.	Tranche B Term Loan	Loan	4.25%	3/2/2018	$3,750,000	3,621,437	3,738,900
Goodyear Tire & Rubber Company, The	Loan (Second Lien)	Loan	1.75%	4/30/2014	$5,700,000	5,339,456	5,607,375
Graphic Packaging International, Inc.	Term B Loan Retired 03/16/2012	Loan	2.34%	5/16/2014	$3,045,465	2,910,836	3,041,993
Grifols Inc.	New U.S. Tranche B Term Loan	Loan	0.00%	6/1/2017	$500,000	497,500	499,530
Grosvenor Capital Management Holdings, LLLP	Tranche C Term Loan	Loan	4.31%	12/5/2016	$3,430,885	3,321,594	3,276,495
Hanger Orthopedic Group, Inc.	Term C Loan	Loan	4.01%	12/1/2016	$3,960,000	3,972,323	3,905,550
HCA Inc.	Tranche B-3 Term Loan	Loan	3.49%	5/1/2018	$5,734,690	5,383,348	5,638,634
Health Management Associates, Inc.	Term B Loan	Loan	4.50%	11/16/2018	$3,000,000	2,970,763	2,981,640
Hilsinger Company, The	Term Loan	Loan	5.26%	12/31/2013	$1,218,491	1,203,274	1,072,272
Hunter Defense Technologies, Inc.	Term Loan	Loan	3.83%	8/22/2014	$4,459,263	4,388,148	3,879,559
Huntsman International LLC	Extended Term B Loan	Loan	0.00%	4/19/2017	$4,000,000	3,955,000	3,923,200
Hygenic Corporation, The	Term Loan	Loan	2.76%	4/30/2013	$1,563,048	1,536,828	1,438,004
Infor Enterprise Solutions Holdings, Inc. (fka Magellan Holdings, Inc.)(Infor Global Solutions)	Extended Delayed Draw Term Loan (First Lien)	Loan	6.00%	7/28/2015	$1,314,907	1,229,818	1,276,828
Infor Enterprise Solutions Holdings, Inc. (fka Magellan Holdings, Inc.)(Infor Global Solutions)	Extended Initial U.S. Term Loan (First Lien)	Loan	6.00%	7/28/2015	$2,520,239	2,356,915	2,447,253
Inventiv Health, Inc. (fka Ventive Health, Inc)	Consolidated Term Loan	Loan	6.50%	8/4/2016	$494,587	494,587	475,422
J. Crew Group, Inc.	Loan	Loan	4.75%	3/7/2018	$992,500	992,500	970,963
Kalispel Tribal Economic Authority	Term Loan	Loan	7.50%	2/25/2017	$3,859,091	3,794,849	3,627,546
Key Safety Systems, Inc.	Term Loan (First Lien)	Loan	2.59%	3/8/2014	$3,821,774	$3,604,295	$3,667,718
Kinetic Concepts, Inc.	Dollar Term B-1 Loan	Loan	7.00%	5/4/2018	$500,000	483,349	508,125

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Leslie's Poolmart, Inc.	Tranche B Term Loan	Loan	4.50%	11/21/2016	$3,960,000	3,965,615	3,920,400
Metal Services, LLC	Delayed Draw Term Loan	Loan	9.75%	9/29/2017	$132,353	129,737	132,022
Metal Services, LLC	U.S. Term Loan	Loan	9.75%	9/29/2017	$1,367,647	1,340,612	1,364,228
Microsemi Corporation	Term Loan	Loan	0.00%	2/2/2018	$3,000,000	2,992,500	2,997,750
National CineMedia, LLC	Term Loan	Loan	2.05%	2/13/2015	$2,655,172	2,572,741	2,608,707
Nielsen Finance LLC	Class A Dollar Term Loan	Loan	2.26%	8/9/2013	$720,738	710,645	717,134
Novelis, Inc.	Term B-2 Loan	Loan	4.00%	3/10/2017	$997,500	973,592	993,141
Novelis, Inc.	Term Loan	Loan	4.00%	3/10/2017	$3,960,000	3,993,151	3,939,487
Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)	Term Loan (First Lien)	Loan	6.50%	4/27/2017	$4,937,500	4,913,011	4,873,313
NPC International, Inc.	Term Loan	Loan	6.75%	12/28/2018	$500,000	490,246	502,970
NRG Energy, Inc.	Term Loan	Loan	4.00%	7/1/2018	$3,980,000	3,951,892	3,961,334
NuSil Technology LLC	Term Loan	Loan	5.25%	4/7/2017	$905,085	905,085	902,071
Onex Carestream Finance LP	Term Loan	Loan	5.00%	2/25/2017	$4,961,770	4,941,092	4,707,479
OpenLink International, Inc.	Initial Term Loan	Loan	7.75%	10/30/2017	$1,000,000	981,105	1,000,000
PATS Aircraft, LLC	Term Loan	Loan	8.50%	10/6/2016	$431,472	248,964	388,325
Pelican Products, Inc.	Term Loan	Loan	5.00%	3/7/2017	$2,673,704	2,673,704	2,653,651
Penn National Gaming, Inc.	Term A Facility	Loan	1.79%	7/14/2016	$2,925,000	2,847,453	2,837,250
Penn National Gaming, Inc.	Term B Facility	Loan	3.75%	7/16/2018	$995,000	992,736	996,930
PetCo Animal Supplies, Inc.	New Loan	Loan	0.00%	11/24/2017	$1,500,000	1,498,125	1,493,115
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Term Loan	Loan	6.25%	12/5/2018	$2,000,000	1,970,941	2,017,860
Pharmaceutical Research Associates Group B.V.	Dutch Dollar Term Loan	Loan	3.81%	12/15/2014	$799,151	753,650	775,176
Physician Oncology Services, LP	Delayed Draw Term Loan	Loan	6.25%	1/31/2017	$51,020	50,596	49,235
Physician Oncology Services, LP	Effective Date Term Loan	Loan	6.25%	1/31/2017	$419,961	416,468	405,262
Pinnacle Foods Finance LLC	Term Loan	Loan	2.84%	4/2/2014	$4,796,078	4,694,850	4,766,054
Polyone Corporation	Loan	Loan	5.00%	12/20/2017	$500,000	495,160	500,730
PRA International	U.S. Term Loan	Loan	3.81%	12/15/2014	$2,512,401	2,439,376	2,437,029
Preferred Proppants, LLC	Term B Loan	Loan	7.50%	12/15/2016	$2,000,000	1,960,652	1,945,000
Pre-Paid Legal Services, Inc.	Tranche A Term Loan	Loan	7.50%	12/31/2016	$2,695,122	2,659,371	2,607,530
Prestige Brands, Inc.	Term B Loan	Loan	5.25%	1/31/2019	$1,000,000	985,047	1,003,060
Pro Mach, Inc.	Term Loan	Loan	6.25%	7/6/2017	$1,990,000	1,972,106	1,930,300
Quintiles Transnational Corp.	Term B Loan	Loan	5.00%	6/8/2018	$3,980,000	3,944,328	3,953,692
RailAmerica, Inc.	Initial Loan	Loan	0.00%	3/1/2019	$500,000	497,500	497,500
Ranpak Corp.	USD Term Loan (First Lien)	Loan	4.75%	4/20/2017	$2,744,392	2,732,572	2,716,948
Rexnord LLC/RBS Global, Inc.	Tranche B-2 Term B Loan Retired 03/15/2012	Loan	2.50%	7/19/2013	$1,607,683	1,566,832	1,590,609
Reynolds Group Holdings Inc.	Tranche B Term Loan	Loan	6.50%	2/9/2018	$1,963,643	1,963,643	1,977,880
Reynolds Group Holdings Inc.	Tranche C Term Loan	Loan	6.50%	8/9/2018	$1,973,590	1,955,434	1,992,398
Rocket Software, Inc.	Term Loan (First Lien)	Loan	7.00%	2/8/2018	$2,000,000	1,960,110	1,997,500
Roundy's Supermarkets, Inc.	Tranche B Term Loan	Loan	5.75%	2/13/2019	$1,000,000	985,035	1,000,780
Royal Adhesives and Sealants, LLC	Term A Loan	Loan	7.25%	11/29/2015	$4,785,882	4,729,636	4,715,862
RPI Finance Trust	6.75 Year Term Loan	Loan	4.00%	5/9/2018	$5,472,500	5,447,342	5,462,868
Safety-Kleen Systems, Inc.	Term Loan B	Loan	5.00%	2/21/2017	$250,000	247,501	250,000
Savers, Inc.	New Term Loan	Loan	4.25%	3/4/2017	$464,891	464,891	464,426
Scientific Games International Inc.	Tranche B-1 Term Loan	Loan	0.00%	6/30/2015	$2,000,000	1,985,000	1,985,000
Scitor Corporation	Term Loan	Loan	5.00%	2/15/2017	$476,818	474,846	458,937
Scotsman Industries, Inc.	Term Loan	Loan	5.75%	4/30/2016	$1,873,081	1,867,006	1,863,716
Seminole Tribe of Florida	Term B-1 Delay Draw Loan	Loan	2.13%	3/5/2014	$616,208	605,662	607,476
Seminole Tribe of Florida	Term B-2 Delay Draw Loan	Loan	2.13%	3/5/2014	$2,230,224	2,192,054	2,198,622
Seminole Tribe of Florida	Term B-3 Delay Draw Loan	Loan	2.13%	3/5/2014	$1,108,287	1,082,950	1,092,583
Sensata Technology BV/Sensata Technology Finance Company, LLC	Term Loan	Loan	0.00%	5/12/2018	$3,000,000	3,000,000	2,994,150
Sensus USA Inc. (fka Sensus Metering Systems)	Term Loan (First Lien)	Loan	4.75%	5/9/2017	$1,985,000	1,976,380	1,981,030
SI Organization, Inc., The	New Tranche B Term Loan	Loan	4.50%	11/22/2016	$3,960,000	3,928,772	3,794,987
Sophia, L.P.	Initial Term Loan	Loan	6.25%	7/19/2018	$1,000,000	$985,259	$1,010,630
SRA International Inc.	Term Loan	Loan	6.52%	7/20/2018	$3,725,714	3,582,427	3,665,171

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
SRAM, LLC	Term Loan (First Lien)	Loan	4.76%	6/7/2018	$3,886,998	3,850,268	3,882,139
SunCoke Energy, Inc.	Tranche B Term Loan	Loan	4.00%	7/26/2018	$4,484,984	4,452,979	4,473,771
SunGard Data Systems Inc (Solar Capital Corp.)	Incremental Term B Loan	Loan	3.74%	2/28/2014	$356,996	356,996	355,911
SunGard Data Systems Inc (Solar Capital Corp.)	Tranche A U.S. Term Loan	Loan	2.00%	2/28/2014	$140,691	138,222	140,363
SunGard Data Systems Inc (Solar Capital Corp.)	Tranche B U.S. Term Loan	Loan	4.06%	2/28/2016	$3,253,748	3,173,463	3,246,265
Sunquest Information Systems, Inc. (Misys Hospital Systems, Inc.)	Term Loan (First Lien)	Loan	6.25%	12/16/2016	$992,500	980,580	986,714
SuperMedia Inc. (fka Idearc Inc.)	Loan	Loan	11.00%	12/31/2015	$326,109	317,228	164,685
Taminco Global Chemical Corporation	Dollar Term Loan	Loan	6.25%	2/15/2019	$500,000	490,024	501,875
TDG Holding Company (fka Dwyer Acquisition, Inc.)	Term Loan	Loan	7.00%	12/23/2015	$3,463,273	3,422,302	3,411,324
Team Health, Inc.	Tranche B Term Loan	Loan	3.75%	6/29/2018	$4,477,500	4,457,147	4,331,981
Texas Competitive Electric Holdings Company, LLC (TXU)	2014 Term Loan (Non-Extending)	Loan	3.76%	10/10/2014	$5,580,862	5,494,432	3,406,670
TransDigm Inc.	Tranche B-1 Term Loan	Loan	4.00%	2/14/2017	$3,988,779	4,002,125	3,985,269
TransFirst Holdings, Inc.	Term Loan (First Lien)	Loan	3.00%	6/16/2014	$2,387,500	2,350,983	2,282,044
U.S. Security Associates Holdings, Inc.	Delayed Draw Term Loan	Loan	6.00%	7/28/2017	$163,000	161,527	161,778
U.S. Security Associates Holdings, Inc.	Term Loan B	Loan	6.00%	7/28/2017	$125,000	124,375	124,688
U.S. Security Associates Holdings, Inc.	Term Loan B	Loan	6.00%	7/28/2017	$834,908	827,364	832,820
U.S. Silica Company	Loan	Loan	4.75%	6/8/2017	$1,990,000	1,981,242	1,972,588
Univar Inc.	Term B Loan	Loan	5.00%	6/30/2017	$3,964,975	3,963,846	3,928,021
UPC Financing Partnership	Facility AB	Loan	4.75%	12/31/2017	$1,000,000	971,447	998,250
USI Holdings Corporation	Tranche B Term Loan	Loan	2.75%	5/5/2014	$4,782,211	4,685,075	4,678,581
Valeant Pharmaceuticals International, Inc.	Tranche B Term Loan	Loan	3.75%	2/13/2019	$1,000,000	995,002	996,880
Vantiv, LLC (fka Fifth Third Processing Solutions, LLC)	Term B-1 Loan (First Lien)	Loan	4.50%	11/3/2016	$3,979,950	3,988,810	3,982,776
Verint Systems Inc.	Term Loan 2011	Loan	4.50%	10/27/2017	$1,985,000	1,976,319	1,978,807
Visant Corporation (fka Jostens)	Tranche B Term Loan (2011)	Loan	5.25%	12/22/2016	$3,767,519	3,767,519	3,611,430
Weight Watchers International, Inc.	Term B Loan	Loan	1.88%	1/26/2014	$1,229,200	1,220,261	1,221,518
Weight Watchers International, Inc.	Term D Loan	Loan	2.88%	6/30/2016	$2,728,226	2,684,697	2,714,585
Wendy's/Arby's Restaurants, LLC	Term Loan	Loan	5.00%	5/24/2017	$1,122,902	1,118,702	1,123,745
Wil Research Laboratories, LLC	Term B Loan	Loan	4.00%	9/26/2013	$1,808,039	1,726,498	1,663,396
WireCo WorldGroup Inc.	Term Loan	Loan	5.00%	2/10/2014	$1,992,943	1,967,101	1,953,084
Yankee Candle Company, Inc., The	Term Loan	Loan	2.25%	2/6/2014	$2,537,336	2,419,753	2,523,428
Yell Group Plc	Facility B1—YB (USA) LLC (11/2009)	Loan	3.99%	7/31/2014	$3,139,856	3,090,757	961,141
ALM 2010-1A	Floating—05/2020—B—00162VAE5	Other/Structured Finance Securities	2.78%	5/20/2020	$4,000,000	3,716,602	3,657,600
BABSN 2007-1A	Floating—01/2021—D1—05617AAA9	Other/Structured Finance Securities	3.81%	1/18/2021	$1,500,000	1,236,977	1,050,000
GALE 2007-3A	Floating—04/2021—E—363205AA3	Other/Structured	4.06%	4/19/2021	$4,000,000	3,311,208	2,800,000
KATO 2006-9A	Floating—01/2019—B2L—486010AA9	Other/Structured Finance Securities	4.06%	1/25/2019	$5,000,000	4,227,490	3,500,000
STCLO 2007-6A	Floating—04/2021—D—86176YAG7	Other/Structured Finance Securities	4.17%	4/17/2021	$5,000,000	4,077,701	3,500,000
						$390,023,603	$381,364,466

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 5. Agreements

        On July 30, 2010, the Company entered into an investment advisory and management agreement (the "Management Agreement") with our Manager. The initial term of the Management Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. On July 9, 2012, our board of directors approved the renewal of the Management Agreement for an additional one-year term. Pursuant to the Management Agreement, our Manager implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. Our Manager is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investment transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay our Manager a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

        The base management fee of 1.75% is calculated based on the average value of our gross assets (other than cash or cash equivalents, but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the applicable fiscal quarter.

        The incentive fee consists of the following two parts:

        The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, that exceeds a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each fiscal quarter, subject to a "catch-up" provision. Under this provision, in any fiscal quarter, our Manager receives no incentive fee unless our pre-incentive fee net investment income exceeds the hurdle rate of 1.875%. Our Manager will receive 100% of pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized); and 20% of the amount of the our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized).

        The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Management Agreement) and equals 20% of our "incentive fee capital gains," which equals our realized capital gains on a cumulative basis from August 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from August 31, 2010, less the aggregate amount of any previously paid capital gain incentive fee. Importantly, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from August 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and our Manager will be entitled to 20% of incentive fee capital gains that arise after August 31, 2010. In addition, for the purpose of the "incentive fee capital gains" calculations, the cost basis for computing realized gains and losses on investments held by us as of August 31, 2010 will equal the fair value of such investments as of such date.

        For the three months ended November 30, 2012 and 2011, we accrued $0.5 million and $0.4 million in base management fees, respectively. For the three months ended November 30, 2012 and 2011, we incurred $0.1 million and $0.3 million in incentive fees related to pre-incentive fee net

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 5. Agreements (Continued)

investment income, respectively. For the three months ended November 30, 2012, we reduced the incentive fees related to capital gains by $0.5 million. For the three months ended November 30, 2011, we accrued $0.9 million in incentive fees related to capital gains. For the nine months ended November 30, 2012 and 2011, we accrued $1.5 million and $1.2 million in base management fees, respectively. For the nine months ended November 30, 2012 and 2011, we incurred $0.4 million and $0.3 million in incentive fees related to pre-incentive fee net investment income, respectively. For the nine months ended November 30, 2012 and 2011, we accrued $0.5 million and $0.5 million in incentive fees related to capital gains, respectively. The accruals related to the capital gains incentive fees were calculated using both realized and unrealized capital gains for the period. The actual incentive fee related to capital gains will be determined and payable in arrears at the end of the fiscal year and will include only realized capital gains for the period. As of November 30, 2012, $0.5 million of base management fees and $2.8 million of incentive fees were accrued and included in management and incentive fees payable in the accompanying consolidated statement of assets and liabilities.

        On July 30, 2010, the Company entered into a separate administration agreement (the "Administration Agreement") with our Manager, pursuant to which our Manager, as our administrator, has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide managerial assistance on our behalf to those portfolio companies to which we are required to provide such assistance. The initial term of the Administration Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. The amount of expenses payable or reimbursable thereunder by the Company is capped at $1 million for the initial two year term of the Administration Agreement. On July 9, 2012, our board of directors approved the renewal of the Administration Agreement for an additional one-year term and determined to maintain the cap on the payment or reimbursement of expenses by the Company thereunder to $1 million for the additional one-year term.

        For the three months ended November 30, 2012 and 2011, we recognized $0.3 million and $0.3 million in administrator expenses for the periods, pertaining to bookkeeping, record keeping and other administrative services provided to us in addition to our allocable portion of rent and other overhead related expenses. For the nine months ended November 30, 2012 and 2011, we recognized $0.8 million and $0.7 million in administrator expenses for the periods, pertaining to bookkeeping, record keeping and other administrative services provided to us in addition to our allocable portion of rent and other overhead related expenses. As of November 30, 2012, $0.1 million of administrator expenses were accrued and included in due to manager in the accompanying consolidated statement of assets and liabilities.

Note 6. Borrowings

Credit Facility

        As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 6. Borrowings (Continued)

        On April 11, 2007, we entered into a $100.0 million revolving securitized credit facility (the "Revolving Facility"). On May 1, 2007, we entered into a $25.7 million term securitized credit facility (the "Term Facility" and, together with the Revolving Facility, the "Facilities"), which was fully drawn at closing. In December 2007, we consolidated the Facilities by using a draw under the Revolving Facility to repay the Term Facility. In response to the market wide decline in financial asset prices, which negatively affected the value of our portfolio, we terminated the revolving period of the Revolving Facility effective January 14, 2009 and commenced a two-year amortization period during which all principal proceeds from the collateral was used to repay outstanding borrowings. A significant percentage of our total assets had been pledged under the Revolving Facility to secure our obligations thereunder. Under the Revolving Facility, funds were borrowed from or through certain lenders and interest was payable monthly at the greater of the commercial paper rate and our lender's prime rate plus 4.00% plus a default rate of 2.00% or, if the commercial paper market was unavailable, the greater of the prevailing LIBOR rates and our lender's prime rate plus 6.00% plus a default rate of 3.00%.

        In March 2009, we amended the Revolving Facility to increase the portion of the portfolio that could be invested in "CCC" rated investments in return for an increased interest rate and expedited amortization. As a result of these transactions, we expected to have additional cushion under our borrowing base under the Revolving Facility that would allow us to better manage our capital in times of declining asset prices and market dislocation.

        On July 30, 2009, we exceeded the permissible borrowing limit under the Revolving Facility for 30 consecutive days, resulting in an event of default under the Revolving Facility. As a result of this event of default, our lender had the right to accelerate repayment of the outstanding indebtedness under the Revolving Facility and to foreclose and liquidate the collateral pledged thereunder. Acceleration of the outstanding indebtedness and/or liquidation of the collateral could have had a material adverse effect on our liquidity, financial condition and operations.

        On July 30, 2010, we used the net proceeds from (i) the stock purchase transaction and (ii) a portion of the funds available to us under a $40.0 million senior secured revolving credit facility (the "Replacement Facility") with Madison Capital Funding LLC, in each case, described in "Note 12. Recapitalization Transaction" below, to pay the full amount of principal and accrued interest, including default interest, outstanding under the Revolving Facility. As a result, the Revolving Facility was terminated in connection therewith. Substantially all of our total assets have been pledged under the Replacement Facility to secure our obligations thereunder.

        On February 24, 2012, we amended our senior secured revolving credit facility with Madison Capital Funding LLC to, among other things:

  •
  expand the borrowing capacity under the credit facility from $40 million to $45 million;

  •
  extend the period during which we may make and repay borrowings under the credit facility from July 30, 2013 to February 24, 2015 (the "Revolving Period"). The Revolving Period may end upon the occurrence of an event of default, by action of the lenders or automatically. All

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 6. Borrowings (Continued)

    borrowings and other amounts payable under the credit facility are due and payable five years after the end of the Revolving Period; and

  •
  remove the condition that we may not acquire additional loan assets without the prior written consent of Madison Capital Funding LLC.

        As of November 30, 2012, there was $14.9 million outstanding under the Replacement Facility and the Company was in compliance with all of the limitations and requirements of the Replacement Facility. The carrying amount of the amount outstanding under the Replacement Facility approximates its fair value. $2.8 million of financing costs related to the Replacement Facility have been capitalized and are being amortized over the term of the facility. For the three months ended November 30, 2012 and 2011, we recorded $0.4 million and $0.1 million of interest expense related to the Replacement Facility, respectively. For the three months ended November 30, 2012 and 2011, we recorded $0.1 million and $0.2 million of amortization of deferred financing costs related to the Replacement Facility, respectively. The interest rates during the nine months ended November 30, 2012 and 2011 on the outstanding borrowings of the Replacement Facility were 7.50% and 7.50%, respectively. For the nine months ended November 30, 2012 and 2011, we recorded $1.5 million and $0.5 million of interest expense related to the Replacement Facility, respectively. For the nine months ended November 30, 2012 and 2011, we recorded $0.3 million and $0.5 million of amortization of deferred financing costs related to the Replacement Facility, respectively.

        The Replacement Facility contains limitations as to how borrowed funds may be used, such as restrictions on industry concentrations, asset size, weighted average life, currency denomination and collateral interests. The Replacement Facility also includes certain requirements relating to portfolio performance, the violation of which could result in the limit of further advances and, in some cases, result in an event of default, allowing the lenders to accelerate repayment of amounts owed thereunder. The Replacement Facility has an eight year term, consisting of a three year period (the "Revolving Period"), under which the Company may make and repay borrowings, and a final maturity five years from the end of the Revolving Period. Availability on the Replacement Facility will be subject to a borrowing base calculation, based on, among other things, applicable advance rates (which vary from 50% to 75% of par or fair value depending on the type of loan asset) and the value of certain "eligible" loan assets included as part of the Borrowing Base. Funds may be borrowed at the greater of the prevailing LIBOR rate and 2.00%, plus an applicable margin of 5.50%. At the Company's option, funds may be borrowed based on an alternative base rate, which in no event will be less than 3.00%, and the applicable margin over such alternative base rate is 4.50%. In addition, the Company will pay the lenders a commitment fee of 0.75% per year on the unused amount of the Replacement Facility for the duration of the Revolving Period.

        Our borrowing base under the Replacement Facility was $27.7 million at November 30, 2012. For purposes of determining the borrowing base, most assets are assigned the values set forth in our most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC. Accordingly, the November 30, 2012 borrowing base relies upon the valuations set forth in the Quarterly Report on Form 10-Q for the period ended August 31, 2012. The valuations presented in this

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 6. Borrowings (Continued)

Quarterly Report on Form 10-Q will not be incorporated into the borrowing base until after this Quarterly Report on Form 10-Q is filed with the SEC.

SBA Debentures

        SBIC LP is able to borrow funds from the SBA against regulatory capital (which approximates equity capital) that is paid in and is subject to customary regulatory requirements including but not limited to an examination by the SBA. As of November 30, 2012, we have funded SBIC LP with $25.0 million of equity capital, and have $4.0 million of SBA-guaranteed debentures outstanding. SBA debentures are non-recourse to us, have a 10-year maturity, and may be prepaid at any time without penalty. The interest rate of SBA debentures is fixed at the time of issuance, often referred to as pooling, at a market-driven spread over 10-year U.S. Treasury Notes. SBA current regulations limit the amount that SBIC LP may borrow to a maximum of $150.0 million, which is up to twice its potential regulatory capital.

        SBICs are designed to stimulate the flow of private equity capital to eligible small businesses. Under SBA regulations, SBICs may make loans to eligible small businesses and invest in the equity securities of small businesses. Under present SBA regulations, eligible small businesses include businesses that have a tangible net worth not exceeding $18 million and have average annual fully taxed net income not exceeding $6 million for the two most recent fiscal years. In addition, an SBIC must devote 25% of its investment activity to "smaller" concerns as defined by the SBA. A smaller concern is one that has a tangible net worth not exceeding $6 million and has average annual fully taxed net income not exceeding $2 million for the two most recent fiscal years. SBA regulations also provide alternative size standard criteria to determine eligibility, which depend on the industry in which the business is engaged and are based on such factors as the number of employees and gross sales. According to SBA regulations, SBICs may make long-term loans to small businesses, invest in the equity securities of such businesses and provide them with consulting and advisory services.

        SBIC LP is subject to regulation and oversight by the SBA, including requirements with respect to maintaining certain minimum financial ratios and other covenants. Receipt of an SBIC license does not assure that SBIC LP will receive SBA guaranteed debenture funding, which is dependent upon SBIC LP continuing to be in compliance with SBA regulations and policies. The SBA, as a creditor, will have a superior claim to SBIC LP's assets over our stockholders in the event we liquidate SBIC LP or the SBA exercises its remedies under the SBA-guaranteed debentures issued by SBIC LP upon an event of default.

        The Company received exemptive relief from the Securities and Exchange Commission to permit it to exclude the debt of SBIC LP guaranteed by the SBA from the definition of senior securities in the 200% asset coverage test under the 1940 Act. This allows the Company increased flexibility under the 200% asset coverage test by permitting it to borrow up to $150 million more than it would otherwise be able to absent the receipt of this exemptive relief.

        As of November 30, 2012, there was $4.0 million outstanding of SBA debentures. The carrying amount of the amount outstanding of SBA debentures approximates its fair value. $0.6 million of financing costs related to the SBA debentures have been capitalized and are being amortized over the

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 6. Borrowings (Continued)

term of the commitment and drawdown. For the three months ended November 30, 2012, we recorded $0.001 million of interest expense related to the SBA debentures. For the three months ended November 30, 2012, we recorded $0.03 million of amortization of deferred financing costs related to the SBA debentures. The interest rates during the nine months ended November 30, 2012 on the outstanding borrowings of the SBA debentures was 1.47%. For the nine months ended November 30, 2012, we recorded $0.001 million of interest expense related to the SBA debentures. For the nine months ended November 30, 2012, we recorded $0.04 million of amortization of deferred financing costs related to the SBA debentures. There were no outstanding SBA debentures at November 30, 2011.

Note 7. Directors Fees

        The independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the Audit Committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are "interested persons" of the Company (as such term is defined in the 1940 Act). For the three months ended November 30, 2012 and 2011, we accrued $0.05 million and $0.05 million for directors' fees expense, respectively. For the nine months ended November 30, 2012 and 2011, we accrued $0.2 million and $0.2 million for directors' fees expense, respectively. As of November 30, 2012, $0.05 million in directors' fees expense were unpaid and included in accounts payable and accrued expenses in the consolidated statements of assets and liabilities. As of November 30, 2012, we had not issued any common stock to our directors as compensation for their services.

Note 8. Stockholders' Equity

        On May 16, 2006, GSC Group, Inc. ("GSC Group") capitalized the LLC, by contributing $1,000 in exchange for 6.7 shares, constituting all of the issued and outstanding shares of the LLC.

        On March 20, 2007, the Company issued 95,995.5 and 8,136.2 shares of common stock, priced at $150.00 per share, to GSC Group and certain individual employees of GSC Group, respectively, in exchange for the general partnership interest and a limited partnership interest in GSC Partners CDO III GP, LP, collectively valued at $15.6 million. At this time, the 6.7 shares owned by GSC Group in the LLC were exchanged for 6.7 shares of the Company.

        On March 28, 2007, the Company completed its IPO of 725,000 shares of common stock, priced at $150.00 per share, before underwriting discounts and commissions. Total proceeds received from the

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 8. Stockholders' Equity (Continued)

IPO, net of $7.1 million in underwriter's discount and commissions, and $1.0 million in offering costs, were $100.7 million.

        On November 13, 2009, the Company declared a dividend of $18.25 per share payable on December 31, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $2.50 per share. Based on shareholder elections, the dividend consisted of $2.1 million in cash and 864,872.5 of newly issued shares of common stock.

        On July 30, 2010, our Manager and its affiliates purchased 986,842 shares of common stock at $15.20 per share. Total proceeds received from this sale were $15.0 million. See "Note 12. Recapitalization Transaction."

        On August 12, 2010, the Company effected a one-for-ten reverse stock split of our outstanding common stock. As a result of the reverse stock split, every ten shares of our common stock were converted into one share of our common stock. Any fractional shares received as a result of the reverse stock split were redeemed for cash. The total cash payment in lieu of shares was $230. Immediately after the reverse stock split, we had 2,680,842 shares of our common stock outstanding.

        On November 12, 2010, the Company declared a dividend of $4.40 per share payable on December 29, 2010. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $1.2 million or $0.44 per share. Based on shareholder elections, the dividend consisted of approximately $1.2 million in cash and 596,235 shares of common stock.

        On November 15, 2011, the Company declared a dividend of $3.00 per share payable on December 30, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.0 million or $0.60 per share. Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 599,584 shares of common stock.

        On November 9, 2012, the Company declared a dividend of $4.25 per share payable on December 31, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share. Based on shareholder elections, the dividend consisted of approximately $3.3 million in cash and 853,455 shares of common stock.

Note 9. Earnings Per Share

        In accordance with the provisions of FASB ASC 260, "Earnings per Share" ("ASC 260"), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 9. Earnings Per Share (Continued)

average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

        The following information sets forth the computation of the weighted average basic and diluted net increase in net assets per share from operations for the three and nine months ended November 30, 2012 and 2011 (dollars in thousands except share and per share amounts):

	For the three months ended		For the nine months ended
	November 30, 2012	November 30, 2011	November 30, 2012	November 30, 2011
Basic and diluted
Net increase in net assets from operations	$746	$6,213	$8,807	$10,195
Weighted average common shares outstanding	3,970,447	3,310,021	3,907,696	3,287,979
Earnings per common share—basic and diluted	$0.19	$1.88	$2.25	$3.10

Note 10. Dividend

        On November 9, 2012, the Company declared a dividend of $4.25 per share payable on December 31, 2012. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $3.3 million or $0.85 per share.

        Based on shareholder elections, the dividend consisted of approximately $3.3 million in cash and 853,455 shares of common stock, or 22% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $15.444 per share, which equaled the volume weighted average trading price per share of the common stock on December 14, 17, 19, 2012. The consolidated financial statements for the period ended November 30, 2012 have been retroactively adjusted to reflect the increase in common stock as a result of the dividend in accordance with the provisions of ASC 505-20-S50 regarding disclosure of a capital structure change after the interim balance sheet but before the release of the financial statements.

        On November 15, 2011, the Company declared a dividend of $3.00 per share payable on December 30, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.0 million or $0.60 per share.

        Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 599,584 shares of common stock, or 18% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.117 per share, which equaled the volume weighted

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 10. Dividend (Continued)

average trading price per share of the common stock on December 20, 21 and 22, 2011. The consolidated financial statements for the period ended November 30, 2011 have been retroactively adjusted to reflect the increase in common stock as a result of the dividend in accordance with the provisions of ASC 505-20-S50 regarding disclosure of a capital structure change after the interim balance sheet but before the release of the financial statements.

        The following tables summarize dividends declared during the nine months ended November 30, 2012 and November 30, 2011 (dollars in thousands except per share amounts):

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
November 9, 2012	November 20, 2012	December 31, 2012	$4.25	$16,476

Total dividends declared			$4.25	$16,476

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
November 15, 2011	November 25, 2011	December 30, 2011	$3.00	$9,831

Total dividends declared			$3.00	$9,831

*
Amount per share is calculated based on the number of shares outstanding at the date of declaration.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 11. Financial Highlights

        The following is a schedule of financial highlights for the nine months ended November 30, 2012 and 2011:

	November 30, 2012	November 30, 2011
Per share data:
Net asset value at beginning of period	$25.12	$26.26
Net investment income(1)	1.30	1.25
Net realized and unrealized gains and losses on investments and derivatives	0.95	1.84

Net increase in net assets from operations	2.25	3.09
Distributions declared from net investment income	(4.25)	(3.00)
Other(4)	(1.37)	(2.03)
Net asset value at end of period	$21.75	$24.32
Net assets at end of period	$102,892,221	$94,299,732
Shares outstanding at end of period	4,730,116	3,876,661
Per share market value at end of period	$15.70	$12.35
Total return based on market value(2)	26.07%	(25.80)%
Total return based on net asset value(3)	10.43%	13.80%
Ratio/Supplemental data:
Ratio of net investment income to average net assets(6)	6.63%	6.04%
Ratio of operating expenses to average net assets(6)	5.29%	6.03%
Ratio of incentive management fees to average net assets(6)	1.16%	1.23%
Ratio of credit facility related expenses to average net assets(6)	2.36%	1.45%
Ratio of total expenses to average net assets(6)	8.81%	8.71%
Portfolio turnover rate(5)	14.64%	32.69%

(1)
Net investment income per share is calculated using the weighted average shares outstanding during the period.

(2)
Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.

(3)
Total investment return is calculated assuming a purchase of common shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company's

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 11. Financial Highlights (Continued)

  dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)
Represents the dilutive effect of issuing common stock below net asset value per share during the period.

(5)
Portfolio turnover rate is calculated using the lesser of year-to-date sales excluding paydowns or year-to-date purchases over the average of the invested assets at fair value. Not annualized.

(6)
Ratios are annualized.

Note 12. Recapitalization Transaction

        In July 2010, we consummated a recapitalization transaction that was necessitated by the fact that we had exceeded permissible borrowing limits under the Revolving Facility in July 2009, which resulted in an event of default under the Revolving Facility. As a result of the event of default under the Revolving Facility, the lender had the right to accelerate repayment of the outstanding indebtedness under the Revolving Facility and to foreclose and liquidate the collateral pledged thereunder. We engaged the investment banking firm of Stifel, Nicolaus & Company to evaluate strategic transaction opportunities and consider alternatives for us in December 2008. On April 14, 2010, we entered into a stock purchase agreement with our Manager and certain of its affiliates and an assignment, assumption and novation agreement with our Manager, pursuant to which we assumed certain rights and obligations of our Manager under a debt commitment letter our Manager received from Madison Capital Funding LLC, indicating Madison Capital Funding's willingness to provide us with the Replacement Facility, subject to the satisfaction of certain terms and conditions. In addition, we and GSCP (NJ), L.P., our then external investment adviser, entered into a termination and release agreement, to be effective as of the closing of the transaction contemplated by the stock purchase agreement, pursuant to which GSCP (NJ), L.P., among other things, agreed to waive any and all accrued and unpaid deferred incentive management fees up to and as of the closing of the transaction contemplated by the stock purchase agreement but continued to be entitled to receive the base management fees earned through the date of the closing of the transaction contemplated by the stock purchase agreement.

        On July 30, 2010, the transactions contemplated by the stock purchase agreement with our Manager and certain of its affiliates was completed, and included the following actions:

  •
  the private sale of shares of our common stock for $15 million in aggregate purchase price to our Manager and certain of its affiliates;

  •
  the closing of the $40 million Replacement Facility with Madison Capital Funding;

  •
  the execution of a registration rights agreement with the investors in the private sale transaction, pursuant to which we agreed to file a registration statement with the SEC to register for resale the shares of our common stock sold in the private sale transaction;

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

November 30, 2012

(unaudited)

Note 12. Recapitalization Transaction (Continued)

  •
  the execution of a trademark license agreement with our Manager pursuant to which our Manager granted us a non-exclusive, royalty-free license to use the "Saratoga" name, for so long as our Manager or one of its affiliates remains our investment adviser;

  •
  replacing GSCP (NJ), L.P. as our investment adviser and administrator with our Manager by executing an investment advisory and management agreement, which was approved by our stockholders, and an administration agreement with our Manager;

  •
  the resignations of Robert F. Cummings, Jr. and Richard M. Hayden, both of whom are affiliates of GSCP (NJ) L.P., as members of the board of directors and the election of Christian L. Oberbeck and Richard A. Petrocelli, both of whom are affiliates of our Manager, as members of the board of directors;

  •
  the resignation of all of our then existing executive officers and the appointment by our board of directors of Mr. Oberbeck as our chief executive officer and president and Mr. Petrocelli as our chief financial officer, secretary and chief compliance officer; and

  •
  our name change from "GSC Investment Corp." to "Saratoga Investment Corp."

        We used the net proceeds from the private sale transaction and a portion of the funds available to us under the Replacement Facility to pay the full amount of principal and accrued interest, including default interest, outstanding under Revolving Facility. The Revolving Facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010.

Note 13. Subsequent Events

        Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-Q or would be required to be recognized in the consolidated financial statements as of and for the quarter ended November 30, 2012.

 Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of Saratoga Investment Corp.

        We have audited the accompanying consolidated statements of assets and liabilities of Saratoga Investment Corp (the "Company"), including the consolidated schedules of investments, as of February 29, 2012 and February 28, 2011, and the related consolidated statements of operations, changes in net assets and cash flows for the years ended February 29, 2012, February 28, 2011 and 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

        We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 29, 2012, by correspondence with the custodian and management or agents of the underlying investments. We believe that our audits provide a reasonable basis for our opinion.

        In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Saratoga Investment Corp. at February 29, 2012 and February 28, 2011, and the consolidated results of its operations, changes in its net assets and its cash flows for the years ended February 29, 2012, February 28, 2011 and 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
New York, NY
May 23, 2012

Saratoga Investment Corp.

Consolidated Statements of Assets and Liabilities

	As of
	February 29, 2012	February 28, 2011
ASSETS
Investments at fair value
Non-control/non-affiliate investments (amortized cost of $73,161,722 and $73,779,271, respectively)	$69,513,434	$57,292,723
Control investments (cost of $23,540,517 and $27,364,350, respectively)	25,846,414	22,732,038

Total investments at fair value (amortized cost of $96,702,239 and $101,143,621, respectively)	95,359,848	80,024,761
Cash and cash equivalents	1,325,698	10,735,755
Cash and cash equivalents, securitization accounts	25,534,195	4,369,987
Outstanding interest rate cap at fair value (cost of $131,000 and $131,000, respectively)	75	16,265
Interest receivable, (net of reserve of $273,361 and $14,796, respectively)	1,689,404	1,666,083
Deferred credit facility financing costs, net	1,199,490	1,638,768
Management fee receivable	227,581	231,753
Other assets	94,823	85,166
Receivable from unsettled trades	59,511	—

Total assets	$125,490,625	$98,768,538

LIABILITIES
Revolving credit facility	$20,000,000	$4,500,000
Payable for unsettled trades	4,072,500	4,900,000
Management and incentive fees payable	2,885,670	2,203,806
Accounts payable and accrued expenses	704,949	785,486
Interest and credit facility fees payable	53,262	67,792
Due to manager	394,094	240,000

Total liabilities	$28,110,475	$12,697,084

NET ASSETS
Common stock, par value $.001, 100,000,000 common shares authorized, 3,876,661 and 3,277,077 common shares issued and outstanding, respectively	$3,877	$3,277
Capital in excess of par value	161,644,426	153,768,680
Distribution in excess of net investment income	(13,920,068)	(8,918,890)
Accumulated net realized loss from investments and derivatives	(48,874,767)	(37,548,016)
Net unrealized depreciation on investments and derivatives	(1,473,318)	(21,233,597)

Total Net Assets	97,380,150	86,071,454

Total liabilities and Net Assets	$125,490,625	$98,768,538

NET ASSET VALUE PER SHARE	$25.12	$26.26

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Operations

	For the year ended February 29, 2012	For the year ended February 28, 2011	For the year ended February 28, 2010
INVESTMENT INCOME
Interest from investments
Non-control/Non-affiliate investments	$7,055,709	$8,745,939	$10,902,482
Control investments	4,198,007	3,295,359	2,397,514

Total interest income	11,253,716	12,041,298	13,299,996
Interest from cash and cash equivalents	7,865	8,857	23,624
Management fee income	2,011,516	2,032,357	2,057,397
Other income	238,579	90,503	236,259

Total investment income	13,511,676	14,173,015	15,617,276

EXPENSES
Interest and credit facility financing expenses	1,297,985	2,611,839	4,096,041
Base management fees	1,617,496	1,645,552	1,950,760
Professional fees	1,455,380	3,325,475	2,071,027
Administrator expenses	1,000,000	810,416	670,720
Incentive management fees	1,257,087	1,868,503	327,684
Insurance	578,746	704,800	869,969
Directors fees and expenses	208,851	373,385	294,932
General & administrative	389,825	478,730	265,575
Other expense	5,445	—	—

Expenses before expense waiver and reimbursement	7,810,815	11,818,700	10,546,708

Expense reimbursement	—	(258,562)	(670,720)
Waiver of deferred incentive management fees	—	(2,636,146)	—

Total expenses net of expense waiver and reimbursement	7,810,815	8,923,992	9,875,988

NET INVESTMENT INCOME BEFORE INCOME TAXES	5,700,861	5,249,023	5,741,288
Income tax expense, including excise tax	—	—	(27,445)

NET INVESTMENT INCOME	5,700,861	5,249,023	5,713,843

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investments	(12,185,997)	(24,684,262)	(6,653,983)
Net unrealized appreciation (depreciation) on investments	19,776,469	36,419,362	(9,525,054)
Net unrealized appreciation (depreciation) on derivatives	(16,190)	(25,882)	2,634

Net gain (loss) on investments	7,574,282	11,709,218	(16,176,403)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$13,275,143	$16,958,241	$(10,462,560)

WEIGHTED AVERAGE—BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE*	$3.87	$6.96	$(9.86)
WEIGHTED AVERAGE COMMON STOCK OUTSTANDING—BASIC AND DILUTED*	3,434,345	2,437,577	1,061,351

*
Earnings per share and Weighted average shares outstanding for the year ended February 28, 2010 have been adjusted to reflect a one-for-ten reverse stock split in August 2010.

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Schedule of Investments

February 29, 2012

Company(a)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Non-control/Non-affiliated investments—71.4%(b)
Coast Plating, Inc.(d)	Aerospace	First Lien Term Loan 11.77% Cash, 9/13/2014	$2,550,000	$2,550,000	$2,550,000	2.6%
Coast Plating, Inc.(d)	Aerospace	First Lien Term Loan 12.52% Cash, 9/13/2014	$950,000	950,000.0	950,000	1.0%

		Total Aerospace		3,500,000	3,500,000	3.6%

Legacy Cabinets Holdings(d)(h)	Building Products	Common Stock Voting A-1	2,535	220,900	—	0.0%
Legacy Cabinets Holdings(d)(h)	Building Products	Common Stock Voting B-1	1,600	139,424	—	0.0%
Legacy Cabinets, Inc.(d)	Building Products	First Lien Term Loan 7.25% (1.00% Cash/6.25% PIK), 5/3/2014	$312,198	312,198	221,629	0.2%

		Total Building Products		672,522	221,629	0.2%

Targus Group International, Inc.(d)	Consumer Products	First Lien Term Loan 11.00% Cash, 5/24/2016	$3,980,000	3,911,828	3,944,976	4.1%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Notes 10.00% PIK, 6/14/2019	$1,799,479	1,799,479	963,621	1.0%
Targus Holdings, Inc.(d)(h)	Consumer Products	Common Stock	62,413	566,765	2,675,645	2.7%

		Total Consumer Products		6,278,072	7,584,242	7.8%

CFF Acquisition LLC(d)	Consumer Services	First Lien Term Loan 7.50% Cash, 7/31/2015	$2,684,141	2,462,831	2,448,205	2.5%
PrePaid Legal Services, Inc.(d)	Consumer Services	First Lien Term Loan 11.00% Cash, 12/31/2016	$3,000,000	2,920,411	2,940,000	3.0%

		Total Consumer Services		5,383,242	5,388,205	5.5%

M/C Acquisition Corp., LLC(d)	Education	First Lien Term Loan 10.00% (4.25% Cash/5.75% PIK), 12/31/2012	$2,944,596	1,790,662	591,864	0.6%
M/C Acquisition Corp., LLC(d)(h)	Education	Class A Common Stock	544,761	30,242	—	0.0%

		Total Education		1,820,904	591,864	0.6%

Advanced Lighting Technologies, Inc.(d)	Electronics	Second Lien Term Loan 6.25% Cash, 6/1/2014	$2,000,000	1,902,053	1,910,400	2.0%
Group Dekko, Inc. (fka Dekko Technologies, LLC)(d)	Electronics	Second Lien Term Loan 10.50% (6.50% Cash/4.00% PIK), 5/1/2013	$7,571,152	7,571,152	7,003,316	7.2%

		Total Electronics		9,473,205	8,913,716	9.2%

USS Parent Holding Corp.(d)(h)	Environmental	Non Voting Common Stock	765	133,002	97,810	0.1%
USS Parent Holding Corp.(d)(h)	Environmental	Voting Common Stock	17,396	3,025,798	2,225,180	2.3%

		Total Environmental		3,158,800	2,322,990	2.4%

DCS Business Services, Inc.(d)	Financial Services	First Lien Term Loan 14.00% Cash, 9/30/2012	$1,600,000	1,604,464	1,600,000	1.6%
Big Train, Inc.(d)	Food and Beverage	First Lien Term Loan 7.75% Cash, 3/31/2012	$1,406,768	1,389,640	1,368,785	1.4%
HOA Restaurant Group, LLC.(d)	Food and Beverage	Senior Secured Notes 11.25% Cash, 4/1/2017	$4,000,000	3,880,000	3,880,000	4.0%

		Total Food and Beverage		5,269,640	5,248,785	5.4%

Maverick Healthcare Group(d)	Healthcare Services	First Lien Term Loan 10.75% Cash, 12/31/2016	$4,950,000	4,867,725	4,824,270	5.0%
McMillin Companies LLC(d)(h)	Homebuilding	Senior Secured Notes 0% Cash, 12/31/2013	$550,000	511,952	288,915	0.3%

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

February 29, 2012

Company(a)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Capstone Logistics, LLC(d)	Logistics	First Lien Term Loan 7.50% Cash, 9/16/2016	$997,118	982,954	997,118	1.0%
Capstone Logistics, LLC(d)	Logistics	First Lien Term Loan 13.50% Cash, 9/16/2016	$4,000,000	3,943,183	4,000,000	4.1%
Worldwide Express Operations, LLC(d)	Logistics	First Lien Term Loan 7.50% Cash, 6/30/2013	$6,680,276	6,412,355	6,103,100	6.3%

		Total Logistics		11,338,492	11,100,218	11.4%

Sabre Industries, Inc(d)	Manufacturing	Senior Unsecured Loan 15.00% (12.00% Cash/3.00% PIK), 6/6/2016	$6,000,000	5,852,741	6,000,000	6.2%
Elyria Foundry Company, LLC(d)	Metals	Senior Secured Notes 17.00% (13.00% Cash/4.00% PIK), 3/1/2013	$7,428,456	7,224,787	6,537,041	6.7%
Elyria Foundry Company, LLC(d)(h)	Metals	Warrants to Purchase Limited Liability Company Interests	3,000	—	—	0.0%

		Total Metals		7,224,787	6,537,041	6.7%

Network Communications, Inc.(d)	Publishing	Unsecured Notes 8.60% PIK, 1/14/2020	$2,422,095	1,924,577	1,044,892	1.0%
Network Communications, Inc.(d)(h)	Publishing	Common Stock	211,429	—	691,373	0.7%
Penton Media, Inc.(d)	Publishing	First Lien Term Loan 5.00% (4.00% Cash/ 1.00% PIK), 8/1/2014	$4,839,526	4,280,599	3,655,294	3.8%

		Total Publishing		6,205,176	5,391,559	5.5%

Sub Total Non-control/Non-affiliated investments				73,161,722	69,513,434	71.4%

Control investments—26.5%(b)
GSC Partners CDO GP III, LP(g)(h)	Financial Services	100% General Partnership Interest	—	—	—	0.0%
GSC Investment Corp. CLO 2007 LTD.(d)(e)(g)	Structured Finance Securities	Other/Structured Finance Securities 17.38%, 1/21/2020	$30,000,000	23,540,517	25,846,414	26.5%

Sub Total Control investments				23,540,517	25,846,414	26.5%

Affiliate investments—0.0%(b)
GSC Partners CDO GP III, LP(f)(h)	Financial Services	6.24% Limited Partnership Interest	—	—	—	0.0%

Sub Total Affiliate investments				—	—	0.0%

TOTAL INVESTMENTS—97.9%(b)				$96,702,239	$95,359,848	97.9%

Outstanding interest rate cap	Interest rate	Maturity	Notional	Cost	Fair Value	% of Net Assets
Interest rate cap	8.0%	2/9/2014	$19,591,837	$87,000	$54	0.0%
Interest rate cap	8.0%	11/30/2013	10,332,000	44,000	21	0.0%

Total Outstanding interest rate cap				$131,000	$75	0.0%

*
Amounts to less than 0.05%

(a)
All of our equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except GSC Investment Corp. CLO 2007 Ltd. and GSC Partners CDO GP III, LP.

(b)
Percentages are based on net assets of $97,380,150 as of February 29, 2012.

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

February 29, 2012

(c)
Because there is no readily available market value for these investments, the fair value of these investments is approved in good faith by our board of directors. (see Note 3 to the consolidated financial statements).

(d)
These securities are pledged as collateral under a senior secured revolving credit facility (see Note 6 to the consolidated financial statements).

(e)
17.38% represents the modeled effective interest rate that is expected to be earned over the life of the investment.

(f)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was an Affiliate are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains/(losses)
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$—
(g)
As defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/(losses)	Net Unrealized gains/(losses)
GSC Investment Corp. CLO 2007 LTD.	$—	$—	$—	$4,198,007	$2,011,516	$—	$6,938,209
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$—
(h)
Non-income producing at February 29, 2012.

Saratoga Investment Corp.

Consolidated Schedule of Investments

February 28, 2011

Company(a)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Non-control/Non-affiliated investments—83.3%(b)
Legacy Cabinets Holdings(d)(i)	Building Products	Common Stock Voting A-1	$2,535	$220,900	$—	0.0%
Legacy Cabinets Holdings(d)(i)	Building Products	Common Stock Voting B-1	1,600	139,424	—	0.0%
Legacy Cabinets, Inc.(d)(i)	Building Products	First Lien Term Loan 7.25%, 5/3/2014	$293,474	293,474	154,455	0.2%

		Total Building Products		653,798	154,455	0.2%

Hopkins Manufacturing Corporation(d)	Consumer Products	Second Lien Term Loan 7.54%, 1/26/2012	$3,250,000	3,249,024	3,233,750	3.7%
Targus Holdings, Inc.(d)	Consumer Products	First Lien Term Loan 8.75%, 11/22/2012	$3,169,227	3,057,616	3,147,834	3.7%
Targus Holdings, Inc.(d)	Consumer Products	Unsecured Notes 10.00%, 12/14/2015	$1,538,235	1,538,235	985,547	1.1%
Targus Holdings, Inc.(d)(i)	Consumer Products	Common Stock	62,413	566,765	2,881,608	3.3%

		Total Consumer Products		8,411,640	10,248,739	11.8%

CFF Acquisition LLC(d)	Consumer Services	First Lien Term Loan 7.50%, 7/31/2013	$285,876	285,876	244,424	0.3%
M/C Acquisition Corp., LLC(d)	Education	First Lien Term Loan 1.00%, 12/31/2012	$870,791	870,791	258,625	0.3%
M/C Acquisition Corp., LLC(d)(i)	Education	Class A Common Stock	166,327	30,241	—	0.0%

		Total Education		901,032	258,625	0.3%

Advanced Lighting Technologies, Inc.(d)	Electronics	Second Lien Term Loan 6.29%, 6/1/2014	$2,000,000	1,858,442	1,867,092	2.2%
Dekko Technologies, LLC(d)	Electronics	Second Lien Term Loan 10.50%, 1/20/2012	$7,198,935	7,198,935	6,766,999	7.9%

		Total Electronics		9,057,377	8,634,091	10.1%

USS Parent Holding Corp.(d)(i)	Environmental	Non Voting Common Stock	765	133,002	124,311	0.1%
USS Parent Holding Corp.(d)(i)	Environmental	Voting Common Stock	17,396	3,025,798	2,828,080	3.3%

		Total Environmental		3,158,800	2,952,391	3.4%

Bankruptcy Management Solutions, Inc.(d)	Financial Services	Second Lien Term Loan 1.25%, 8/20/2015	$2,450,499	2,450,499	110,272	0.1%
Bankruptcy Management Solutions, Inc.(d)(i)	Financial Services	Common Stock	$27,197	—	—	0.0%
Bankruptcy Management Solutions, Inc.(d)(i)	Financial Services	Warrants	$2,510	—	—	0.0%
DCS Business Services, Inc.	Financial Services	First Lien Term Loan 13.75%, 9/30/2012	$1,600,000	1,612,135	1,600,000	1.9%

		Total Financial Services		4,062,634	1,710,272	2.0%

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2011

Company(a)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Big Train, Inc.(d)	Food and Beverage	First Lien Term Loan 7.75%, 3/31/2012	$1,687,008	1,403,224	1,545,637	1.8%
PRACS Institute, LTD(d)	Healthcare Services	Second Lien Term Loan 10.00%, 4/17/2013	$4,093,750	4,069,847	3,014,420	3.5%
Maverick Healthcare Group(d)	Healthcare Services	First Lien Term Loan 10.75%, 12/31/2016	$5,000,000	4,900,000	5,000,000	5.8%

		Total Healthcare Services		8,969,847	8,014,420	9.3%

McMillin Companies LLC(d)	Homebuilding	Senior Secured Notes 9.53%, 10/31/2013	$1,100,000	1,067,024	816,200	0.9%
Worldwide Express Operations, LLC(d)	Logistics	First Lien Term Loan 7.50%, 6/30/2013	$2,865,629	2,862,910	2,498,828	2.9%
Jason Incorporated(d)(i)	Manufacturing	Senior Secured Notes 10.25%, 12/21/2015	$2,414,272	2,414,272	2,391,318	2.8%
Specialized Technology Resources, Inc.(d)	Manufacturing	Second Lien Term Loan 7.26%, 12/15/2014	$5,000,000	4,833,437	4,966,500	5.8%

		Total Manufacturing		7,247,709	7,357,818	8.6%

Elyria Foundry Company, LLC(d)	Metals	Senior Secured Notes 17.00%, 3/1/2013	$5,100,000	5,017,225	4,231,222	4.9%
Elyria Foundry Company, LLC(d)(i)	Metals	Warrants to Purchase Limited Liability Company Interests	3,000	—	—	0.0%

		Total Metals		5,017,225	4,231,222	4.9%

Grant U.S. Holdings LLP(d)(e)(i)	Natural Resources	Second Lien Term Loan 0.00%, 9/20/2013	$6,349,512	6,349,348	—	0.0%
Energy Alloys, LLC(d)(i)	Oil and Gas	Second Lien Term Loan 3.00%, 6/30/2015	$6,429,092	6,429,092	316,954	0.4%
Energy Alloys, LLC(d)(i)	Oil and Gas	Warrants to Purchase Limited Liability Company Interests	3	—	—	0.0%

		Total Oil and Gas		6,429,092	316,954	0.4%

Terphane Holdings Corp.(d)(e)(i)	Packaging	Senior Secured Notes 14.00%, 6/15/2015	$2,500,000	2,500,000	2,453,250	2.9%
Network Communications, Inc.(d)(i)	Publishing	Unsecured Notes 8.60%, 1/14/2020	$1,285,714	1,285,714	929,314	1.1%
Network Communications, Inc.(d)(i)	Publishing	Common Stock	$211,429	—	900,688	1.0%
Penton Media, Inc.(d)	Publishing	First Lien Term Loan 5.00%, 8/1/2014	$4,839,376	4,116,021	4,025,393	4.7%

		Total Publishing		5,401,735	5,855,395	6.8%

Sub Total Non-control/Non-affiliated investments				73,779,271	57,292,721	66.6%

Saratoga Investment Corp.

Consolidated Schedule of Investments (Continued)

February 28, 2011

Company(a)	Industry	Investment Interest Rate/Maturity	Principal/ Number of Shares	Cost	Fair Value(c)	% of Net Assets
Control investments—28.2%(b)
GSC Partners CDO GP III, LP(h)(i)	Financial Services	100% General Partnership Interest	—	—	—	0.0%
GSC Investment Corp. CLO 2007 LTD.(d)(f)(h)	Structured Finance Securities	Other/Structured Finance Securities 11.99%, 1/21/2020	$30,000,000	27,364,350	22,732,038	26.4%

Sub Total Control investments				27,364,350	22,732,038	26.4%

Affiliate investments—0.0%(b)
GSC Partners CDO GP III, LP(g)(i)	Financial Services	6.24% Limited Partnership Interest	—	—	—	0.0%

Sub Total Affiliate investments				—	—	0.0%

TOTAL INVESTMENTS—111.5%(b)				$101,143,621	$80,024,759	93.0%

Outstanding interest rate cap	Interest rate	Maturity	Notional	Cost	Fair Value	% of Net Assets
Interest rate cap	8.0%	2/9/2014	$29,387,755	$87,000	$11,893	0.0%
Interest rate cap	8.0%	11/30/2013	23,966,000	44,000	4,372	0.0%

Total Outstanding interest rate cap				$131,000	$16,265	0.0%

*
Amounts to less than 0.05%

(a)
All of our equity and debt investments are issued by eligible portfolio companies, as defined in the Investment Company Act of 1940, except Grant U.S. Holdings LLP, GSC Investment Corp. CLO 2007 Ltd., Terphane Holdings Corp., and GSC Partners CDO GP III, LP.

(b)
Percentages are based on net assets of as of $86,071,454 February 28, 2011.

(c)
Fair valued investment (see Note 3 to the consolidated financial statements).

(d)
These securities are pledged as collateral under a revolving securitized credit facility (see Note 7 to the consolidated financial statements).

(e)
Non-U.S. company. The principal place of business for Terphane Holdings Corp is Brazil, and for Grant U.S. Holdings LLP is Canada.

(f)
11.99% represents the modeled effective interest rate that is expected to be earned over the life of the investment.

(g)
As defined in the Investment Company Act, we are an "Affiliate" of this portfolio company because we own 5% or more of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was an Affiliate are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/ (losses)	Net Unrealized gains/ (losses)
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$—
(h)
As defined in the Investment Company Act, we "Control" this portfolio company because we own more than 25% of the portfolio company's outstanding voting securities. Transactions during the period in which the issuer was both an Affiliate and a portfolio company that we Control are as follows:

Company	Purchases	Redemptions	Sales (cost)	Interest Income	Management fee income	Net Realized gains/ (losses)	Net Unrealized gains/ (losses)
GSC Investment Corp. CLO 2007 LTD.	$—	$—	$—	$3,295,359	$2,032,357	$—	$7,902,482
GSC Partners CDO GP III, LP	$—	$—	$—	$—	$—	$—	$—
(i)
Non-income producing at February, 2011.

Saratoga Investment Corp.

Consolidated Statements of Changes in Net Assets

	For the year ended February 29, 2012	For the year ended February 28, 2011	For the year ended February 28, 2010
INCREASE (DECREASE) FROM OPERATIONS:
Net investment income	$5,700,861	$5,249,023	$5,713,843
Net realized loss from investments	(12,185,997)	(24,684,262)	(6,653,983)
Net unrealized appreciation (depreciation) on investments	19,776,469	36,419,362	(9,525,054)
Net unrealized appreciation (depreciation) on derivatives	(16,190)	(25,882)	2,634

Net increase (decrease) in net assets from operations	13,275,143	16,958,241	(10,462,560)

DECREASE FROM SHAREHOLDER DISTRIBUTIONS:
Distributions declared	(9,831,231)	(11,795,705)	(15,131,775)

Net decrease in net assets from shareholder distributions	(9,831,231)	(11,795,705)	(15,131,775)

CAPITAL SHARE TRANSACTIONS:
Stock dividend distribution	7,864,784	10,615,905	13,058,710
Issuance of common stock, net of issuance costs	—	14,814,861	—

Net increase in net assets from capital share transactions	7,864,784	25,430,766	13,058,710

Total increase/(decrease) in net assets	11,308,696	30,593,302	(12,535,625)
Net assets at beginning of period	86,071,454	55,478,152	68,013,777

Net assets at end of period	$97,380,150	$86,071,454	$55,478,152

Net asset value per common share	$25.12	$26.26	$32.75
Common shares outstanding at end of period	3,876,661	3,277,077	1,694,011
Distribution in excess of net investment income	$(13,920,068)	$(8,918,890)	$(2,846,135)

*
Net Asset Value per share and end of year shares outstanding for the year ended February 28, 2010 has been adjusted to reflect a one-for-ten reverse stock split in August 2010.

See accompanying notes to consolidated financial statements.

Saratoga Investment Corp.

Consolidated Statements of Cash Flows

	For the year ended February 29, 2012	For the year ended February 28, 2011	For the year ended February 28, 2010
Operating activities
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$13,275,143	$16,958,241	$(10,462,560)
ADJUSTMENTS TO RECONCILE NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS TO NET CASH PROVIDED BY (USED BY) OPERATING ACTIVITIES:
Paid-in-kind interest income	(1,442,004)	(1,144,799)	(858,730)
Net accretion of discount on investments	(1,191,822)	(732,522)	(966,191)
Amortization of deferred credit facility financing costs	674,724	397,164	633,349
Reversal of deferred incentive management fees	—	(2,636,146)	—
Net realized (gain) loss from investments	12,185,997	24,684,262	6,653,983
Net unrealized (appreciation) depreciation on investments	(19,776,469)	(36,419,362)	9,525,054
Net unrealized (appreciation) depreciation on derivatives	16,190	25,882	(2,634)
Proceeds from sale and redemption of investments	33,568,147	31,974,810	15,185,210
Purchase of investments	(38,678,936)	(9,014,000)	—
(Increase) decrease in operating assets:
Cash and cash equivalents, securitization accounts	(21,164,208)	(4,144,563)	952,777
Interest receivable	(23,321)	1,807,878	(386,293)
Management fee receivable	4,172	96,175	(90,558)
Other assets	(9,657)	55,106	180,988
Receivable from unsettled trades	(59,511)	—	—
Increase (decrease) in operating liabilities:
Payable for unsettled trades	(827,500)	4,900,000	—
Management and incentive fees payable	681,864	1,768,859	190,426
Accounts payable and accrued expenses	(80,537)	(325,595)	410,544
Interest and credit facility fees payable	(14,530)	(199,374)	194,341
Due to manager	154,094	224,398	15,602

NET CASH PROVIDED BY (USED BY) OPERATING ACTIVITIES	(22,708,164)	28,276,414	21,175,308

Financing activities
Issuance of shares of common stock	—	15,000,001	—
Payment of common stock issuance costs	—	(185,140)	—
Borrowings on debt	20,000,000	20,000,000	—
Paydowns on debt	(4,500,000)	(52,492,222)	(22,002,451)
Credit facility financing cost	(235,446)	(2,035,932)	(103,582)
Payments of cash dividends	(1,966,447)	(1,179,800)	(2,073,066)

NET CASH PROVIDED BY (USED BY) FINANCING ACTIVITIES	13,298,107	(20,893,093)	(24,179,099)

NET INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS	(9,410,057)	7,383,321	(3,003,791)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	10,735,755	3,352,434	6,356,225

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,325,698	$10,735,755	$3,352,434

Supplemental Information:
Interest paid during the period	$637,791	$2,414,049	$3,268,351
Supplemental non-cash information
Paid-in-kind interest income	$1,442,004	$1,144,799	$858,730
Net accretion of discount on investments	$1,191,822	$732,522	$966,191
Amortization of deferred credit facility financing costs	$674,724	$397,164	$633,349
Reversal of deferred incentive management fees	$—	$2,636,146	$—
Stock dividend distribution	$7,864,784	$10,615,905	$13,058,710

See accompanying notes to consolidated financial statements.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

February 29, 2012

Note 1. Organization and Basis of Presentation

        Saratoga Investment Corp. (the "Company", "we", "our" and "us") is a non-diversified closed end management investment company incorporated in Maryland that has elected to be treated and is regulated as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"). We commenced operations on March 23, 2007 as GSC Investment Corp. and completed our initial public offering ("IPO") on March 28, 2007. We have elected to be treated as a regulated investment company ("RIC") under subchapter M of the Internal Revenue Code (the "Code"). We expect to continue to qualify and to elect to be treated for tax purposes as a RIC. Our investment objective is to generate current income and, to a lesser extent, capital appreciation from our investments.

        GSC Investment, LLC (the "LLC") was organized in May 2006 as a Maryland limited liability company. As of February 28, 2007, the LLC had not yet commenced its operations and investment activities.

        On March 21, 2007, the Company was incorporated and concurrently therewith the LLC was merged with and into the Company, with the Company as the surviving entity, in accordance with the procedure for such merger in the LLC's limited liability company agreement and Maryland law. In connection with such merger, each outstanding limited liability company interest of the LLC was converted into a share of common stock of the Company.

        On July 30, 2010, the Company changed its name from "GSC Investment Corp." to "Saratoga Investment Corp." in conjunction with the transaction described in "Note 14. Recapitalization Transaction" below.

        We are externally managed and advised by our investment adviser, Saratoga Investment Advisors, LLC (the "Manager"), pursuant to an investment advisory and management agreement. Prior to July 30, 2010, we were managed and advised by GSCP (NJ), L.P.

        The accompanying consolidated financial statements have been prepared on the accrual basis of accounting in conformity with U.S. generally accepted accounting principles ("GAAP") and include the accounts of the Company and its special purpose financing subsidiary, Saratoga Investment Funding, LLC (previously known as GSC Investment Funding LLC). All intercompany accounts and transactions have been eliminated in consolidation. All references made to the "Company," "we," and "us" herein include Saratoga Investment Corp. and its consolidated subsidiary, except as stated otherwise.

Note 2. Summary of Significant Accounting Policies

Use of Estimates in the Preparation of Financial Statements

        The preparation of the accompanying consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and income, gains (losses) and expenses during the period reported. Actual results could differ materially from those estimates.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

Cash and Cash Equivalents

        Cash and cash equivalents include short-term, liquid investments in a money market fund. Cash and cash equivalents are carried at cost which approximates fair value. Per section 12(d)(1)(A) of the 1940 Act, the Company may not invest in another registered investment company such as, a money market fund if such investment would cause the Company to exceed any of the following limitations:

  •
  we were to own more than 3% of the total outstanding voting stock of the money market fund;

  •
  we were to hold securities in the money market fund having an aggregate value in excess of 5% of the value of our total assets; or

  •
  we were to hold securities in money market funds and other registered investment companies and BDCs having an aggregate value in excess of 10% of the value of our total assets.

Cash and Cash Equivalents, Securitization Accounts

        Cash and cash equivalents, securitization accounts include amounts held in designated bank accounts in the form of cash and short-term liquid investments in money market funds representing payments received on securitized investments or other reserved amounts associated with our $40 million senior secured revolving credit facility with Madison Capital Funding LLC. The Company is required to use a portion of these amounts to pay interest expense, reduce borrowings, or pay other amounts in accordance with the related securitization agreements. Cash held in such accounts may not be available for the general use of the Company.

Investment Classification

        The Company classifies its investments in accordance with the requirements of the 1940 Act. Under the 1940 Act, "Control Investments" are defined as investments in companies in which we own more than 25% of the voting securities or maintain greater than 50% of the board representation. Under the 1940 Act, "Affiliated Investments" are defined as those non-control investments in companies in which we own between 5% and 25% of the voting securities. Under the 1940 Act, "Non-affiliated Investments" are defined as investments that are neither Control Investments nor Affiliated Investments.

Investment Valuation

        The Company accounts for its investments at fair value in accordance with the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 820, Fair Value Measurements and Disclosures ("ASC 820"). ASC 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the quality of inputs used to measure fair value and enhances disclosure requirements for fair value measurements. ASC 820 requires the Company to assume that its investments are to be sold at the statement of assets and liabilities date in the principal market to independent market participants, or in the absence of a principal market, in the most advantageous market, which may be a hypothetical market. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable, and willing and able to transact.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

        Investments for which market quotations are readily available are fair valued at such market quotations obtained from independent third party pricing services and market makers subject to any decision by our board of directors to approve a fair value determination to reflect significant events affecting the value of these investments. We value investments for which market quotations are not readily available at fair value as approved, in good faith, by our board of directors based on input from our Manager, the audit committee of our board of directors and a third party independent valuation firm. Determinations of fair value may involve subjective judgments and estimates. The types of factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company's ability to make payments, market yield trend analysis, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors.

        We undertake a multi-step valuation process each quarter when valuing investments for which market quotations are not readily available, as described below:

  •
  Each investment is initially valued by the responsible investment professionals of our Manager and preliminary valuation conclusions are documented and discussed with our senior management; and

  •
  An independent valuation firm engaged by our board of directors reviews approximately one quarter of these preliminary valuations each quarter so that the valuation of each investment for which market quotes are not readily available is reviewed by the independent valuation firm at least annually.

        In addition, all our investments are subject to the following valuation process:

  •
  The audit committee of our board of directors reviews each preliminary valuation and our Manager and independent valuation firm (if applicable) will supplement the preliminary valuation to reflect any comments provided by the audit committee; and

  •
  Our board of directors discusses the valuations and approves the fair value of each investment, in good faith, based on the input of our Manager, independent valuation firm (to the extent applicable) and the audit committee of our board of directors.

        Our investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

        Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be materially affected if the determinations regarding the fair value of our investments were materially higher or lower than the values that we ultimately realize upon the disposal of such investments.

Derivative Financial Instruments

        We account for derivative financial instruments in accordance with ASC Topic 815, Derivatives and Hedging ("ASC 815"). ASC 815 requires recognizing all derivative instruments as either assets or liabilities on the consolidated statements of assets and liabilities at fair value. The Company values derivative contracts at the closing fair value provided by the counterparty. Changes in the values of derivative contracts are included in the consolidated statements of operations.

Investment Transactions and Income Recognition

        Purchases and sales of investments and the related realized gains or losses are recorded on a trade-date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis to the extent that such amounts are expected to be collected. The Company stops accruing interest on its investments when it is determined that interest is no longer collectible. Discounts and premiums on investments purchased are accreted/amortized over the life of the respective investment using the effective yield method. The amortized cost of investments represents the original cost adjusted for the accretion of discounts and amortizations of premium on investments.

        Loans are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reserved when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as a reduction in principal depending upon management's judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid and, in management's judgment, are likely to remain current, although we may make exceptions to this general rule if the loan has sufficient collateral value and is in the process of collection.

        Interest income on our investment in Saratoga CLO is recorded using the effective interest method in accordance with the provisions of ASC Topic 325-40, Investments-Other, Beneficial Interests in Securitized Financial Assets, based on the anticipated yield and the estimated cash flows over the projected life of the investment. Yields are revised when there are changes in actual or estimated cash flows due to changes in prepayments and/or re-investments, credit losses or asset pricing. Changes in estimated yield are recognized as an adjustment to the estimated yield over the remaining life of the investment from the date the estimated yield was changed.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

Paid-in-Kind Interest

        The Company holds debt investments in its portfolio that contain a payment-in-kind ("PIK") interest provision. The PIK interest, which represents contractually deferred interest added to the investment balance that is generally due at maturity, is generally recorded on the accrual basis to the extent such amounts are expected to be collected. We stop accruing PIK interest if we do not expect the issuer to be able to pay all principal and interest when due.

Deferred Credit Facility Financing Costs

        Financing costs incurred in connection with our credit facilities are deferred and amortized using the straight line method over the life of the respective facility.

Indemnifications

        In the ordinary course of its business, the Company may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Company. Based on its history and experience, management feels that the likelihood of such an event is remote.

Income Taxes

        The Company has filed an election to be treated for tax purposes as a RIC under Subchapter M of the Code and, among other things, intends to make the requisite distributions to its stockholders which will relieve the Company from federal income taxes. Therefore, no provision has been recorded for federal income taxes.

        In order to qualify as a RIC, among other requirements, the Company is required to timely distribute to its stockholders at least 90% of its investment company taxable income, as defined by the Code, for each fiscal tax year. The Company will be subject to a nondeductible U.S. federal excise tax of 4% on undistributed income if it does not distribute at least 98% of its ordinary income in any calendar year and 98.2% of its capital gain net income for each one-year period ending on October 31.

        Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year dividend distributions into the next tax year and pay a 4% excise tax on such income, as required. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions for excise tax purposes, the Company accrues excise tax, if any, on estimated excess taxable income as taxable income is earned.

        In accordance with certain applicable Treasury regulations and private letter rulings issued by the Internal Revenue Service, a RIC may treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder may elect to receive his or her entire distribution in either cash or stock of the RIC subject to a limitation on the aggregate amount of cash to be distributed to all stockholders, which limitation must be at least 20% of the aggregate declared distribution. If too many stockholders elect to receive cash, each stockholder electing to receive cash will receive a pro rata amount of cash (with the balance of the distribution paid in stock). In no event will any stockholder,

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.

        ASC 740, Income Taxes, provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions deemed to meet a "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the consolidated statement of operations. During the fiscal year ended February 29, 2012, the Company did not incur any interest or penalties. Although we file federal and state tax returns, our major tax jurisdiction is federal. The 2009, 2010 and 2011 federal tax years for the Company remain subject to examination by the IRS.

Dividends

        Dividends to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the board of directors. Net realized capital gains, if any, are generally distributed at least annually, although we may decide to retain such capital gains for reinvestment.

        We have adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our stockholders unless a stockholder elects to receive cash. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not "opted out" of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. If our common stock is trading below net asset value at the time of valuation, the plan administrator may receive the dividend or distribution in cash and purchase common stock in the open market, on the New York Stock Exchange or elsewhere, for the account of each participant in our dividend reinvestment plan.

Capital Gains Incentive Fee

        The Company records an expense accrual on the Consolidated Statement of Operations, relating to the capital gains incentive fee payable on the Consolidated Statement of Assets and Liabilities, by the Company to its investment adviser when the unrealized gains on its investments exceed all realized capital losses on its investments given the fact that a capital gains incentive fee would be owed to the investment adviser if the Company were to liquidate its investment portfolio at such time. The actual incentive fee payable to the Company's investment adviser related to capital gains will be determined and payable in arrears at the end of each fiscal year and will include only realized capital gains for the period.

New Accounting Pronouncements

        In December 2011, the FASB issued ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about offsetting and related arrangements to

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 2. Summary of Significant Accounting Policies (Continued)

enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013 with retrospective application for all comparative periods presented. The adoption of this guidance, which is related to disclosure only, is not expected to have a material impact on the Company's consolidated financial position, results of operations or cash flows.

        In May 2011, the FASB issued ASU No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs ("ASU 2011-04"), which amends U.S. GAAP to conform it with fair value measurement and disclosure requirements in International Financial Reporting Standards ("IFRS"). The amendments in ASU 2011-04 change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. We are currently evaluating the impact this accounting standards update will have on our consolidated financial statements. The amendments in ASU 2011-04 are to be applied prospectively and are effective during interim and annual periods beginning after December 15, 2011.

Risk Management

        In the ordinary course of its business, the Company manages a variety of risks, including market risk and credit risk. Market risk is the risk of potential adverse changes to the value of investments because of changes in market conditions such as interest rate movements and volatility in investment prices.

        Credit risk is the risk of default or non-performance by portfolio companies, equivalent to the investment's carrying amount.

        The Company is also exposed to credit risk related to maintaining all of its cash and cash equivalents, including those in securitization accounts, at a major financial institution and credit risk related to any of its derivative counterparties.

        The Company has investments in lower rated and comparable quality unrated high yield bonds and bank loans. Investments in high yield investments are accompanied by a greater degree of credit risk. The risk of loss due to default by the issuer is significantly greater for holders of high yield securities, because such investments are generally unsecured and are often subordinated to other creditors of the issuer.

Note 3. Investments

        As noted above, the Company values all investments in accordance with ASC 820. ASC 820 requires enhanced disclosures about assets and liabilities that are measured and reported at fair value. As defined in ASC 820, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

        ASC 820 establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 3. Investments (Continued)

value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

        Based on the observability of the inputs used in the valuation techniques, the Company is required to provide disclosures on fair value measurements according to the fair value hierarchy. The fair value hierarchy ranks the observability of the inputs used to determine fair values. Investments carried at fair value are classified and disclosed in one of the following three categories:

  •
  Level 1—Valuations based on quoted prices in active markets for identical assets or liabilities that the Company has the ability to access.

  •
  Level 2—Valuations based on inputs other than quoted prices in active markets, which are either directly or indirectly observable.

  •
  Level 3—Valuations based on inputs that are unobservable and significant to the overall fair value measurement. The inputs into the determination of fair value may require significant management judgment or estimation. Such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence.

        In addition to using the above inputs in investment valuations, the Company continues to employ the valuation policy approved by the board of directors that is consistent with ASC 820 (see Note 2). Consistent with our Company's valuation policy, we evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

        The following table presents fair value measurements of investments, by major class, as of February 29, 2012 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First lien term loans	$—	$—	$36,196	$36,196
Second lien term loans	—	—	8,914	8,914
Senior secured notes	—	—	10,706	10,706
Senior unsecured loans	—	—	6,000	6,000
Unsecured notes	—	—	2,008	2,008
Structured finance securities	—	—	25,846	25,846
Equity interest	—	—	5,690	5,690
Limited partnership interest	—	—	—	—

Total	$—	$—	$95,360	$95,360

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 3. Investments (Continued)

        The following table presents fair value measurements of investments, by major class, as of February 28, 2011 (dollars in thousands), according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
First lien term loans	$—	$—	$18,475	$18,475
Second lien term loans	—	—	20,276	20,276
Senior secured notes	—	—	9,892	9,892
Unsecured notes	—	—	1,915	1,915
Structured finance securities	—	—	22,732	22,732
Equity interest	—	—	6,735	6,735
Limited partnership interest	—	—	—	—

Total	$—	$—	$80,025	$80,025

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended February 29, 2012 (dollars in thousands):

	First lien term loans	Second lien term loans	Senior secured notes	Senior unsecured loans	Unsecured notes	Structured finance securities	Common stock/equities	Total
Balance as of February 28, 2011	$18,475	$20,276	$9,892	$—	$1,915	$22,732	$6,735	$80,025
Net unrealized gains (losses)	(1,256)	15,603	196	147	(807)	6,938	(1,045)	19,776
Purchases and other adjustments to cost	27,732	602	6,226	5,853	900	—	—	41,313
Sales and redemptions	(8,769)	(14,868)	(5,766)	—	—	(3,824)	(341)	(33,568)
Net realized gain (loss) from investments	14	(12,699)	158	—	—	—	341	(12,186)

Balance as of February 29, 2012	$36,196	$8,914	$10,706	$6,000	$2,008	$25,846	$5,690	$95,360

        Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

        Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

        The net change in unrealized gain/loss on investments held as of February 29, 2012 is $4,057,635 and is included in net unrealized appreciation (depreciation) on investments in the Consolidated Statements of Operations.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 3. Investments (Continued)

        The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the year ended February 28, 2011 (dollars in thousands):

	First lien term loans	Second lien term loans	Senior secured notes	Unsecured notes	Structured finance securities	Common stock/equities	Total
Balance as of February 28, 2010	$16,653	$20,267	$27,742	$5,690	$16,698	$2,323	$89,373
Net unrealized gains (losses)	1,356	4,834	4,568	13,706	7,903	4,052	36,419
Purchases and other adjustments to cost	7,066	648	3,330	(511)	—	360	10,893
Sales and redemptions	(6,013)	(25)	(22,214)	(1,855)	(1,869)	—	(31,976)
Net realized loss from investments	(587)	(5,448)	(3,534)	(15,115)	—	—	(24,684)

Balance as of February 28, 2011	$18,475	$20,276	$9,892	$1,915	$22,732	$6,735	$80,025

        Purchases and other adjustments to cost include purchases of new investments at cost, effects of refinancing/restructuring, accretion/amortization of income from discount/premium on debt securities, and PIK.

        Sales and redemptions represent net proceeds received from investments sold, and principal paydowns received, during the period.

        The net change in unrealized gain/loss on investments held as of February 28, 2011 is $12,695,325 and is included in net unrealized appreciation (depreciation) on investments in the Consolidated Statements of Operations.

        The composition of our investments as of February 29, 2012, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First lien term loans	$38,379	39.7%	$36,196	38.0%
Second lien term loans	9,473	9.8	8,914	9.4
Senior secured notes	11,617	12.0	10,706	11.2
Senior unsecured loans	5,852	6.1	6,000	6.3
Unsecured notes	3,724	3.8	2,008	2.1
Structured finance securities	23,541	24.3	25,846	27.1
Equity interest	4,116	4.3	5,690	5.9
Limited partnership interest	—	—	—	—

Total	$96,702	100.0%	$95,360	100.0%

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 3. Investments (Continued)

        The composition of our investments as of February 28, 2011, at amortized cost and fair value were as follows (dollars in thousands):

	Investments at Amortized Cost	Amortized Cost Percentage of Total Portfolio	Investments at Fair Value	Fair Value Percentage of Total Portfolio
First lien term loans	$19,402	19.2%	$18,475	23.1%
Second lien term loans	36,439	36.0	20,276	25.3
Senior secured notes	10,999	10.9	9,892	12.4
Unsecured notes	2,824	2.8	1,915	2.4
Structured finance securities	27,364	27.0	22,732	28.4
Equity interest	4,116	4.1	6,735	8.4
Limited partnership interest	—	—	—	—

Total	$101,144	100.0%	$80,025	100.0%

        For loans and debt securities for which market quotations are not available, we determine their fair value based on third party indicative broker quotes, where available, or the assumptions that a hypothetical market participant would use to value the security in a current hypothetical sale using a market yield valuation methodology. In applying the market yield valuation methodology, we determine the fair value based on such factors as market participant assumptions including synthetic credit ratings, estimated remaining life, current market yield and interest rate spreads of similar securities as of the measurement date. If, in our judgment, the market yield methodology is not sufficient or appropriate, we may use additional methodologies such as an asset liquidation or expected recovery model.

        For equity securities of portfolio companies and partnership interests, we determine the fair value based on the market approach with value then attributed to equity or equity like securities using the enterprise value waterfall valuation methodology. Under the enterprise value waterfall valuation methodology, we determine the enterprise fair value of the portfolio company and then waterfall the enterprise value over the portfolio company's securities in order of their preference relative to one another. To estimate the enterprise value of the portfolio company, we weigh some or all of the traditional market valuation methods and factors based on the individual circumstances of the portfolio company in order to estimate the enterprise value. The methodologies for performing investments may be based on, among other things: valuations of comparable public companies, recent sales of private and public comparable companies, discounting the forecasted cash flows of the portfolio company, third party valuations of the portfolio company, considering offers from third parties to buy the company, estimating the value to potential strategic buyers and considering the value of recent investments in the equity securities of the portfolio company. For non-performing investments, we may estimate the liquidation or collateral value of the portfolio company's assets and liabilities. We also take into account historical and anticipated financial results.

        Our investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") is carried at fair value, which is based on a discounted cash flow model that utilizes prepayment, re-investment and loss assumptions based on historical experience and projected performance, economic factors, the

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 3. Investments (Continued)

characteristics of the underlying cash flow, and comparable yields for equity interests in collateralized loan obligation funds similar to Saratoga CLO, when available, as determined by our Manager and recommended to our board of directors. Specifically, we use Intex cash flow models, or an appropriate substitute, to form the basis for the valuation of our investment in Saratoga CLO. The models use a set of assumptions including projected default rates, recovery rates, reinvestment rate and prepayment rates in order to arrive at estimated valuations. The assumptions are based on available market data and projections provided by third parties as well as management estimates. We use the output from the Intex models (i.e., the estimated cash flows) to perform a discounted cash flows analysis on expected future cash flows to determine a valuation for our investment in Saratoga CLO at February 29, 2012. The significant inputs for the valuation model include:

  •
  Default rates: 3.0%

  •
  Recovery rates: 35-75%

  •
  Reinvestment rates: LIBOR plus 350 basis points

  •
  Prepayment rate: 20%

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO")

        On January 22, 2008, we invested $30 million in all of the outstanding subordinated notes of Saratoga CLO (which are referred in the unaudited balance sheet of Saratoga CLO below as "Preference shares"), a collateralized loan obligation fund managed by us that invests primarily in senior secured loans. Additionally, we entered into a collateral management agreement with Saratoga CLO pursuant to which we act as collateral manager to it. In return for our collateral management services, we are entitled to a senior collateral management fee of 0.10% and a subordinate collateral management fee of 0.40% of the outstanding principal amount of Saratoga CLO's assets, to be paid quarterly to the extent of available proceeds. We are also entitled to an incentive management fee equal to 20% of excess cash flow to the extent the Saratoga CLO subordinated notes receive an internal rate of return equal to or greater than 12%. For the years ended February 29, 2012, February 28, 2011 and 2010, we accrued $2.0, $2.0 and $2.1 million in management fee income, respectively and $4.2, $3.3 and $2.4 million in interest income, respectively, from Saratoga CLO. We did not accrue any amounts related to the incentive management fee as the 12% hurdle rate has not yet been achieved.

        At February 29, 2012, the Company determined that the fair value of its investment in the subordinated notes of Saratoga CLO was $25.8 million, whereas the net asset value of Saratoga CLO on such date was $24.0 million. The Company does not believe that the net asset value of Saratoga CLO, which is the difference between Saratoga CLO's assets and liabilities at a given point in time, necessarily equates to the fair value of its investment in the subordinated notes of Saratoga CLO. Specifically, the Company determines the fair value of its investment in the subordinated notes of Saratoga CLO based on the present value of the projected future cash flows of the subordinated notes over the life of Saratoga CLO. At February 29, 2012, Saratoga CLO had investments with a principal balance of $380.2 million and a weighted average spread over LIBOR of 3.6%, and had debt of $366.0 million with a weighted average spread over LIBOR of 1.4%. As a result, Saratoga CLO earns a "spread" between the interest income it receives on its investments and the interest expense it pays on

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

its debt and other operating expenses, which is distributed quarterly to the Company as the holder of its subordinated notes. At February 29, 2012, the total "spread", or projected future cash flows of the subordinated notes, over the life of Saratoga CLO was $47.1 million, which had a present value of approximately $26.3 million, using a 16.0% discount rate. At February 29, 2012, the fair value of the subordinated notes, which we base upon the present value of the projected cash flows, was $25.8 million, which was greater than the net asset value of Saratoga CLO on such date by approximately $1.8 million.

        At February 28, 2011, the Company determined that the fair value of its investment in the subordinated notes of GSCIC CLO was $22.7 million, whereas the net asset value of GSCIC CLO on such date was $26.9 million. The Company does not believe that the net asset value of GSCIC CLO, which is the difference between GSCIC CLO's assets and liabilities at a given point in time, necessarily equates to the fair value of its investment in the subordinated notes of GSCIC CLO. Specifically, the Company determines the fair value of its investment in the subordinated notes of GSCIC CLO based on the present value of the projected future cash flows of the subordinated notes over the life of GSCIC CLO. At February 28, 2011, GSCIC CLO had investments with a principal balance of $410.2 million and a weighted average spread over LIBOR of 3.6%, and had debt of $366.0 million with a weighted average spread over LIBOR of 1.4%. As a result, GSCIC CLO earns a "spread" between the interest income it receives on its investments and the interest expense it pays on its debt and other operating expenses, which is distributed quarterly to the Company as the holder of its subordinated notes. At February 28, 2011, the total "spread", or projected future cash flows of the subordinated notes, over the life of GSCIC CLO was $45.4 million, which had a present value of approximately $23.1 million, using a 20.0% discount rate. At February 28, 2011, the fair value of the subordinated notes, which we base upon the present value of the projected cash flows, was $22.7 million, which was less than the net asset value of GSCIC CLO on such date by approximately $4.2 million.

        Below is certain summary financial information from the separate unaudited financial statements of Saratoga CLO as of February 29, 2012 and February 28, 2011 and for the years ended February 29, 2012, February 28, 2011 and 2010.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

GSC Investment Corp. CLO 2007

Balance Sheet

(unaudited)

	As of
	February 29, 2012	February 28, 2011
ASSETS
Investments
Fair Value Loans	$365,780,893	$373,564,517
Fair Value Bonds	—	2,243,464
Fair Value Other/Structured finance securities	15,583,573	15,362,136

Total investments at fair value	381,364,466	391,170,117
Cash and cash equivalents	17,815,082	19,887,581
Receivable from open trades	10,046,640	—
Interest receivable	1,581,438	1,737,017
Other assets	—	—
Deferred bond issuance	2,819,118	3,545,449

Total assets	$413,626,744	$416,340,164

LIABILITIES
Interest payable	$826,741	$701,640
Payable from open trades	24,857,147	25,151,104
Accrued senior collateral monitoring fee	45,516	46,351
Accrued subordinate collateral monitoring fee	182,064	185,402
Class A notes	296,000,000	296,000,000
Class B notes	22,000,000	22,000,000
Discount on class B notes	(477,483)	(538,121)
Class C notes	14,000,000	14,000,000
Class D notes	16,000,000	16,000,000
Discount on class D notes	(505,106)	(569,252)
Class E notes	17,960,044	17,960,044
Discount on class E notes	(1,299,337)	(1,464,346)

Total liabilities	$389,589,586	$389,472,822

PARTNERS' CAPITAL
Preference shares principal	$30,000,000	$30,000,000
Preferred shares	9,478,573	(14,270,311)
Partners distributions	(20,540,583)	(12,611,230)
Net income	5,099,168	23,748,883

Total capital	24,037,158	26,867,342

Total liabilities and partners' capital	$413,626,744	$416,340,164

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

GSC Investment Corp. CLO 2007

Statement of Operations

(unaudited)

	For the year ended February 29 2012	For the year ended February 28 2011	For the year ended February 28 2010
INVESTMENT INCOME
Interest from investments	$20,032,687	$20,838,831	$22,551,961
Interest from cash and cash equivalents	12,165	22,769	29,116
Other income	509,365	416,035	572,888

Total investment income	20,554,217	21,277,635	23,153,965

EXPENSES
Interest expense	6,551,269	6,566,657	7,885,807
Professional fees	400,628	257,209	155,770
Misc. Fee Expense	176,768	3,532	21,542
Senior collateral monitoring fee	402,303	406,471	411,479
Subordinate collateral monitoring fee	1,609,213	1,625,886	1,645,917
Trustee expenses	100,551	101,625	102,828
Amortization expense	1,016,124	1,015,333	1,418,238

Total expenses	10,256,856	9,976,713	11,641,581

NET INVESTMENT INCOME	10,297,361	11,300,922	11,512,384

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments	(4,547,952)	750,253	(12,544,563)
Net unrealized appreciation/(depreciation) on investments	(650,241)	11,697,708	85,492,320

Net gain/(loss) on investments	(5,198,193)	12,447,961	72,947,757

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,099,168	$23,748,883	$84,460,141

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

GSC Investment Corp.

Consolidated Schedule of Investments

February 29, 2012

(unaudited)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Elyria Foundry Company, LLC	Warrants	Equity	0.00%	—	2,000	$—	$—
Network Communications, Inc.	Common	Equity	0.00%	—	169,143	169,143	659,658
OLD All, Inc (fka Aleris International Inc.)	Common	Equity	0.00%	—	2,624	224,656	128,576
PATS Aircraft, LLC	Common	Equity	0.00%	—	51,813	282,326	282,329
SuperMedia Inc. (fka Idearc Inc.)	Common Stock	Equity	0.00%	—	10,821	28,784	5,411
Academy, LTD.	Initial Term Loan	Loan	6.00%	8/3/2018	$2,000,000	1,986,129	1,999,540
Acosta, Inc.	Term B Loan	Loan	4.75%	3/1/2018	$4,243,447	4,177,485	4,210,561
Advanced Lighting Technologies, Inc.	Deferred Draw Term Loan (First Lien)	Loan	3.00%	6/1/2013	$251,309	241,553	240,628
Advanced Lighting Technologies, Inc.	Term Loan (First Lien)	Loan	3.00%	6/1/2013	$4,582,873	4,478,009	4,388,101
Aeroflex Incorporated	Tranche B Term Loan	Loan	4.25%	5/9/2018	$3,814,483	3,797,573	3,715,459
Aerostructures Acquisition LLC	Term Loan	Loan	7.25%	3/1/2013	$554,722	543,949	542,240
Alere Inc. (fka IM US Holdings, LLC)	Incremental B-1 Term Loan	Loan	4.50%	6/30/2017	$2,000,000	1,951,950	1,992,500
Aptalis Pharma, Inc. (fka Axcan Intermediate Holdings Inc.)	Term Loan	Loan	5.50%	2/10/2017	$1,980,000	1,971,816	1,963,170
Ashland Inc.	Term B Loan	Loan	3.75%	8/23/2018	$996,964	994,651	1,000,872
Asurion, LLC (fka Asurion Corporation)	Term Loan (First Lien)	Loan	5.50%	5/24/2018	$5,659,091	5,608,344	5,635,040
Aurora Diagnostics, LLC	Tranche B Term Loan	Loan	6.25%	5/26/2016	$508,611	508,611	499,288
Autotrader.com, Inc.	Tranche B-1 Term Loan	Loan	4.00%	12/15/2016	$3,869,758	3,869,758	3,868,790
Avantor Performance Materials Holdings, Inc.	Term Loan	Loan	5.00%	6/24/2017	$4,975,000	4,952,760	4,875,500
AZ Chem US Inc.	Term Loan	Loan	7.25%	12/22/2017	$2,000,000	1,941,354	2,014,720
BakerCorp International, Inc. (f/k/a B-Corp Holdings, Inc.)	Term Loan	Loan	5.00%	6/1/2018	$497,500	495,278	496,754
Bass Pro Group, LLC	Term Loan	Loan	5.25%	6/13/2017	$2,985,000	2,958,694	2,977,000
BJ's Wholesale Club, Inc.	Initial Loan (First Lien) Retired 03/14/2012	Loan	7.00%	9/28/2018	$1,995,000	1,901,076	2,013,015
C.H.I. Overhead Doors, Inc. (CHI)	Term Loan (First Lien)	Loan	7.25%	8/17/2017	$3,079,513	3,022,863	3,035,876
Capstone Logistics, LLC	Term Note A	Loan	7.50%	9/16/2016	$2,991,353	2,948,863	2,946,483
Capsugel Holdings US, Inc.	Initial Term Loan	Loan	5.25%	8/1/2018	$3,990,000	3,979,634	4,012,783
Celanese US Holdings LLC	Dollar Term C Loan (Extended)	Loan	3.33%	10/31/2016	$3,464,824	3,506,288	3,478,198
Cenveo Corporation	Term B Facility	Loan	6.25%	12/21/2016	$2,737,105	2,715,168	2,719,150
Charter Communications Operating, LLC	Term C Loan	Loan	3.83%	9/6/2016	$3,979,695	3,972,997	3,949,291
CHS/ Community Health Systems, Inc.	Extended Term Loan	Loan	4.08%	1/25/2017	$4,170,088	4,042,207	4,120,589
Cinedigm Digital Funding I, LLC	Term Loan	Loan	5.25%	4/29/2016	$1,482,007	1,471,669	1,468,121
Cinemark USA, Inc.	Extended Term Loan	Loan	3.63%	4/30/2016	$5,587,889	5,348,623	5,576,546
Consolidated Container Company LLC	Loan (First Lien)	Loan	2.50%	3/28/2014	$5,195,532	4,906,062	5,052,655
Contec, LLC	Tranche B Term Loan	Loan	0.00%	7/28/2014	$2,644,318	2,613,795	1,057,727
Covanta Energy Corporation	Funded Letter of Credit	Loan	1.98%	2/10/2014	$877,007	860,931	871,525
Covanta Energy Corporation	Term Loan	Loan	1.79%	2/10/2014	$1,698,170	1,666,874	1,687,557
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Term B Loan	Loan	5.00%	2/13/2017	$4,950,000	4,929,526	4,912,875
CRC Health Corporation	Term B-2 Loan	Loan	5.08%	11/16/2015	$1,991,877	1,896,087	1,782,730
Crown Castle Operating Company	Tranche B Term Loan	Loan	4.00%	1/31/2019	$2,000,000	1,980,071	1,990,540
CSC Holdings, LLC (fka CSC Holdings Inc (Cablevision))	Term A-3 Loan	Loan	2.24%	3/31/2015	$1,360,526	1,355,021	1,333,316

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Culligan International Company	Dollar Loan	Loan	2.50%	11/24/2012	$2,393,216	$2,360,219	$1,714,141
DaVita Inc.	Tranche B Term Loan	Loan	0.00%	10/20/2016	$3,989,924	3,989,924	3,999,061
Del Monte Foods Company	Initial Term Loan	Loan	4.50%	3/8/2018	$1,492,500	1,489,291	1,464,098
Dollar General Corporation	Tranche B-1 Term Loan	Loan	3.14%	7/7/2014	$5,378,602	5,196,110	5,382,905
DS Waters of America, Inc.	Term Loan (First Lien)	Loan	0.00%	8/29/2017	$3,000,000	2,446,849	2,456,712
DynCorp International Inc.	Term Loan	Loan	6.25%	7/7/2016	$732,056	721,414	729,538
Education Management LLC	Tranche C-2 Term Loan	Loan	4.63%	6/1/2016	$3,967,860	3,706,684	3,712,448
eInstruction Corporation	Initial Term Loan	Loan	6.51%	7/2/2013	$3,005,574	2,923,634	2,705,017
Electrical Components International, Inc.	Synthetic Revolving Loan	Loan	6.75%	2/4/2016	$117,647	116,257	104,118
Electrical Components International, Inc.	Term Loan	Loan	6.75%	2/4/2017	$1,804,706	1,782,426	1,597,165
Federal-Mogul Corporation	Tranche B Term Loan	Loan	2.20%	12/29/2014	$2,616,289	2,475,132	2,500,204
Federal-Mogul Corporation	Tranche C Term Loan	Loan	2.19%	12/28/2015	$1,334,841	1,257,114	1,275,614
Fidelity National Information Services, Inc.	Term B Loan	Loan	4.25%	7/18/2016	$1,000,000	990,338	1,004,450
First Data Corporation	2018 Dollar Term Loan	Loan	4.24%	3/23/2018	$2,290,451	2,202,287	2,041,845
First Data Corporation	Non Extending B-1 Term Loan	Loan	2.99%	9/24/2014	$1,971,336	1,933,908	1,890,472
First Data Corporation	Non Extending B-2 Term Loan	Loan	2.99%	9/24/2014	$990,052	971,955	949,440
FleetPride Corporation	Term Loan	Loan	6.75%	12/6/2017	$1,000,000	980,767	995,000
FR Acquisitions Holding Corporation (Luxembourg), S.A.R.L.	Facility B (Dollar)	Loan	5.08%	12/18/2015	$1,295,106	1,291,993	1,221,454
FR Acquisitions Holding Corporation (Luxembourg), S.A.R.L.	Facility C (Dollar)	Loan	5.58%	12/20/2016	$1,295,106	1,291,613	1,227,929
Freescale Semiconductor, Inc.	Tranche B-1 Term Loan	Loan	4.52%	12/1/2016	$1,534,348	1,468,484	1,496,711
Fresenius Medical Care AG & Co., KGaA/Fresenius Medical Care Holdings, Inc.	Tranche B Term Loan	Loan	1.95%	3/31/2013	$4,224,718	4,206,870	4,209,889
FTD Group, Inc.	Initial Term Loan	Loan	4.75%	6/11/2018	$3,982,494	3,943,002	3,902,844
Generac Power System, Inc.	Tranche B Term Loan	Loan	3.75%	2/9/2019	$500,000	497,509	497,855
General Nutrition Centers, Inc.	Tranche B Term Loan	Loan	4.25%	3/2/2018	$3,750,000	3,621,437	3,738,900
Goodyear Tire & Rubber Company, The	Loan (Second Lien)	Loan	1.75%	4/30/2014	$5,700,000	5,339,456	5,607,375
Graphic Packaging International, Inc.	Term B Loan Retired 03/16/2012	Loan	2.34%	5/16/2014	$3,045,465	2,910,836	3,041,993
Grifols Inc.	New U.S. Tranche B Term Loan	Loan	0.00%	6/1/2017	$500,000	497,500	499,530
Grosvenor Capital Management Holdings, LLLP	Tranche C Term Loan	Loan	4.31%	12/5/2016	$3,430,885	3,321,594	3,276,495
Hanger Orthopedic Group, Inc.	Term C Loan	Loan	4.01%	12/1/2016	$3,960,000	3,972,323	3,905,550
HCA Inc.	Tranche B-3 Term Loan	Loan	3.49%	5/1/2018	$5,734,690	5,383,348	5,638,634
Health Management Associates, Inc.	Term B Loan	Loan	4.50%	11/16/2018	$3,000,000	2,970,763	2,981,640
Hilsinger Company, The	Term Loan	Loan	5.26%	12/31/2013	$1,218,491	1,203,274	1,072,272
Hunter Defense Technologies, Inc.	Term Loan	Loan	3.83%	8/22/2014	$4,459,263	4,388,148	3,879,559
Huntsman International LLC	Extended Term B Loan	Loan	0.00%	4/19/2017	$4,000,000	3,955,000	3,923,200
Hygenic Corporation, The	Term Loan	Loan	2.76%	4/30/2013	$1,563,048	1,536,828	1,438,004
Infor Enterprise Solutions Holdings, Inc. (fka Magellan Holdings, Inc.)(Infor Global Solutions)	Extended Delayed Draw Term Loan (First Lien)	Loan	6.00%	7/28/2015	$1,314,907	1,229,818	1,276,828
Infor Enterprise Solutions Holdings, Inc. (fka Magellan Holdings, Inc.)(Infor Global Solutions)	Extended Initial U.S. Term Loan (First Lien)	Loan	6.00%	7/28/2015	$2,520,239	2,356,915	2,447,253
Inventiv Health, Inc. (fka Ventive Health, Inc)	Consolidated Term Loan	Loan	6.50%	8/4/2016	$494,587	494,587	475,422
J. Crew Group, Inc.	Loan	Loan	4.75%	3/7/2018	$992,500	992,500	970,963
Kalispel Tribal Economic Authority	Term Loan	Loan	7.50%	2/25/2017	$3,859,091	3,794,849	3,627,546

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Key Safety Systems, Inc.	Term Loan (First Lien)	Loan	2.59%	3/8/2014	$3,821,774	$3,604,295	$3,667,718
Kinetic Concepts, Inc.	Dollar Term B-1 Loan	Loan	7.00%	5/4/2018	$500,000	483,349	508,125
Leslie's Poolmart, Inc.	Tranche B Term Loan	Loan	4.50%	11/21/2016	$3,960,000	3,965,615	3,920,400
Metal Services, LLC	Delayed Draw Term Loan	Loan	9.75%	9/29/2017	$132,353	129,737	132,022
Metal Services, LLC	U.S. Term Loan	Loan	9.75%	9/29/2017	$1,367,647	1,340,612	1,364,228
Microsemi Corporation	Term Loan	Loan	0.00%	2/2/2018	$3,000,000	2,992,500	2,997,750
National CineMedia, LLC	Term Loan	Loan	2.05%	2/13/2015	$2,655,172	2,572,741	2,608,707
Nielsen Finance LLC	Class A Dollar Term Loan	Loan	2.26%	8/9/2013	$720,738	710,645	717,134
Novelis, Inc.	Term B-2 Loan	Loan	4.00%	3/10/2017	$997,500	973,592	993,141
Novelis, Inc.	Term Loan	Loan	4.00%	3/10/2017	$3,960,000	3,993,151	3,939,487
Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)	Term Loan (First Lien)	Loan	6.50%	4/27/2017	$4,937,500	4,913,011	4,873,313
NPC International, Inc.	Term Loan	Loan	6.75%	12/28/2018	$500,000	490,246	502,970
NRG Energy, Inc.	Term Loan	Loan	4.00%	7/1/2018	$3,980,000	3,951,892	3,961,334
NuSil Technology LLC.	Term Loan	Loan	5.25%	4/7/2017	$905,085	905,085	902,071
Onex Carestream Finance LP	Term Loan	Loan	5.00%	2/25/2017	$4,961,770	4,941,092	4,707,479
OpenLink International, Inc.	Initial Term Loan	Loan	7.75%	10/30/2017	$1,000,000	981,105	1,000,000
PATS Aircraft, LLC	Term Loan	Loan	8.50%	10/6/2016	$431,472	248,964	388,325
Pelican Products, Inc.	Term Loan	Loan	5.00%	3/7/2017	$2,673,704	2,673,704	2,653,651
Penn National Gaming, Inc.	Term A Facility	Loan	1.79%	7/14/2016	$2,925,000	2,847,453	2,837,250
Penn National Gaming, Inc.	Term B Facility	Loan	3.75%	7/16/2018	$995,000	992,736	996,930
PetCo Animal Supplies, Inc.	New Loan	Loan	0.00%	11/24/2017	$1,500,000	1,498,125	1,493,115
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC)	Term Loan	Loan	6.25%	12/5/2018	$2,000,000	1,970,941	2,017,860
Pharmaceutical Research Associates Group B.V.	Dutch Dollar Term Loan	Loan	3.81%	12/15/2014	$799,151	753,650	775,176
Physician Oncology Services, LP	Delayed Draw Term Loan	Loan	6.25%	1/31/2017	$51,020	50,596	49,235
Physician Oncology Services, LP	Effective Date Term Loan	Loan	6.25%	1/31/2017	$419,961	416,468	405,262
Pinnacle Foods Finance LLC	Term Loan	Loan	2.84%	4/2/2014	$4,796,078	4,694,850	4,766,054
Polyone Corporation	Loan	Loan	5.00%	12/20/2017	$500,000	495,160	500,730
PRA International	U.S. Term Loan	Loan	3.81%	12/15/2014	$2,512,401	2,439,376	2,437,029
Preferred Proppants, LLC	Term B Loan	Loan	7.50%	12/15/2016	$2,000,000	1,960,652	1,945,000
Pre-Paid Legal Services, Inc.	Tranche A Term Loan	Loan	7.50%	12/31/2016	$2,695,122	2,659,371	2,607,530
Prestige Brands, Inc.	Term B Loan	Loan	5.25%	1/31/2019	$1,000,000	985,047	1,003,060
Pro Mach, Inc.	Term Loan	Loan	6.25%	7/6/2017	$1,990,000	1,972,106	1,930,300
Quintiles Transnational Corp.	Term B Loan	Loan	5.00%	6/8/2018	$3,980,000	3,944,328	3,953,692
RailAmerica, Inc.	Initial Loan	Loan	0.00%	3/1/2019	$500,000	497,500	497,500
Ranpak Corp.	USD Term Loan (First Lien)	Loan	4.75%	4/20/2017	$2,744,392	2,732,572	2,716,948
Rexnord LLC/RBS Global, Inc.	Tranche B-2 Term B Loan Retired 03/15/2012	Loan	2.50%	7/19/2013	$1,607,683	1,566,832	1,590,609
Reynolds Group Holdings Inc.	Tranche B Term Loan	Loan	6.50%	2/9/2018	$1,963,643	1,963,643	1,977,880
Reynolds Group Holdings Inc.	Tranche C Term Loan	Loan	6.50%	8/9/2018	$1,973,590	1,955,434	1,992,398
Rocket Software, Inc.	Term Loan (First Lien)	Loan	7.00%	2/8/2018	$2,000,000	1,960,110	1,997,500
Roundy's Supermarkets, Inc.	Tranche B Term Loan	Loan	5.75%	2/13/2019	$1,000,000	985,035	1,000,780
Royal Adhesives and Sealants, LLC	Term A Loan	Loan	7.25%	11/29/2015	$4,785,882	4,729,636	4,715,862
RPI Finance Trust	6.75 Year Term Loan	Loan	4.00%	5/9/2018	$5,472,500	5,447,342	5,462,868
Safety-Kleen Systems, Inc.	Term Loan B	Loan	5.00%	2/21/2017	$250,000	247,501	250,000
Savers, Inc.	New Term Loan	Loan	4.25%	3/4/2017	$464,891	464,891	464,426
Scientific Games International Inc.	Tranche B-1 Term Loan	Loan	0.00%	6/30/2015	$2,000,000	1,985,000	1,985,000
Scitor Corporation	Term Loan	Loan	5.00%	2/15/2017	$476,818	474,846	458,937
Scotsman Industries, Inc.	Term Loan	Loan	5.75%	4/30/2016	$1,873,081	1,867,006	1,863,716
Seminole Tribe of Florida	Term B-1 Delay Draw Loan	Loan	2.13%	3/5/2014	$616,208	605,662	607,476
Seminole Tribe of Florida	Term B-2 Delay Draw Loan	Loan	2.13%	3/5/2014	$2,230,224	2,192,054	2,198,622
Seminole Tribe of Florida	Term B-3 Delay Draw Loan	Loan	2.13%	3/5/2014	$1,108,287	1,082,950	1,092,583
Sensata Technology BV/Sensata Technology Finance Company, LLC	Term Loan	Loan	0.00%	5/12/2018	$3,000,000	3,000,000	2,994,150
Sensus USA Inc. (fka Sensus Metering Systems)	Term Loan (First Lien)	Loan	4.75%	5/9/2017	$1,985,000	1,976,380	1,981,030
SI Organization, Inc., The	New Tranche B Term Loan	Loan	4.50%	11/22/2016	$3,960,000	3,928,772	3,794,987

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Sophia, L.P.	Initial Term Loan	Loan	6.25%	7/19/2018	$1,000,000	$985,259	$1,010,630
SRA International Inc.	Term Loan	Loan	6.52%	7/20/2018	$3,725,714	3,582,427	3,665,171
SRAM, LLC	Term Loan (First Lien)	Loan	4.76%	6/7/2018	$3,886,998	3,850,268	3,882,139
SunCoke Energy, Inc.	Tranche B Term Loan	Loan	4.00%	7/26/2018	$4,484,984	4,452,979	4,473,771
SunGard Data Systems Inc (Solar Capital Corp.)	Incremental Term B Loan	Loan	3.74%	2/28/2014	$356,996	356,996	355,911
SunGard Data Systems Inc (Solar Capital Corp.)	Tranche A U.S. Term Loan	Loan	2.00%	2/28/2014	$140,691	138,222	140,363
SunGard Data Systems Inc (Solar Capital Corp.)	Tranche B U.S. Term Loan	Loan	4.06%	2/28/2016	$3,253,748	3,173,463	3,246,265
Sunquest Information Systems, Inc. (Misys Hospital Systems, Inc.)	Term Loan (First Lien)	Loan	6.25%	12/16/2016	$992,500	980,580	986,714
SuperMedia Inc. (fka Idearc Inc.)	Loan	Loan	11.00%	12/31/2015	$326,109	317,228	164,685
Taminco Global Chemical Corporation	Dollar Term Loan	Loan	6.25%	2/15/2019	$500,000	490,024	501,875
TDG Holding Company (fka Dwyer Acquisition, Inc.)	Term Loan	Loan	7.00%	12/23/2015	$3,463,273	3,422,302	3,411,324
Team Health, Inc.	Tranche B Term Loan	Loan	3.75%	6/29/2018	$4,477,500	4,457,147	4,331,981
Texas Competitive Electric Holdings Company, LLC (TXU)	2014 Term Loan (Non-Extending)	Loan	3.76%	10/10/2014	$5,580,862	5,494,432	3,406,670
TransDigm Inc.	Tranche B-1 Term Loan	Loan	4.00%	2/14/2017	$3,988,779	4,002,125	3,985,269
TransFirst Holdings, Inc.	Term Loan (First Lien)	Loan	3.00%	6/16/2014	$2,387,500	2,350,983	2,282,044
U.S. Security Associates Holdings, Inc.	Delayed Draw Term Loan	Loan	6.00%	7/28/2017	$163,000	161,527	161,778
U.S. Security Associates Holdings, Inc.	Term Loan B	Loan	6.00%	7/28/2017	$125,000	124,375	124,688
U.S. Security Associates Holdings, Inc.	Term Loan B	Loan	6.00%	7/28/2017	$834,908	827,364	832,820
U.S. Silica Company	Loan	Loan	4.75%	6/8/2017	$1,990,000	1,981,242	1,972,588
Univar Inc.	Term B Loan	Loan	5.00%	6/30/2017	$3,964,975	3,963,846	3,928,021
UPC Financing Partnership	Facility AB	Loan	4.75%	12/31/2017	$1,000,000	971,447	998,250
USI Holdings Corporation	Tranche B Term Loan	Loan	2.75%	5/5/2014	$4,782,211	4,685,075	4,678,581
Valeant Pharmaceuticals International, Inc.	Tranche B Term Loan	Loan	3.75%	2/13/2019	$1,000,000	995,002	996,880
Vantiv, LLC (fka Fifth Third Processing Solutions, LLC)	Term B-1 Loan (First Lien)	Loan	4.50%	11/3/2016	$3,979,950	3,988,810	3,982,776
Verint Systems Inc.	Term Loan 2011	Loan	4.50%	10/27/2017	$1,985,000	1,976,319	1,978,807
Visant Corporation (fka Jostens)	Tranche B Term Loan (2011)	Loan	5.25%	12/22/2016	$3,767,519	3,767,519	3,611,430
Weight Watchers International, Inc.	Term B Loan	Loan	1.88%	1/26/2014	$1,229,200	1,220,261	1,221,518
Weight Watchers International, Inc.	Term D Loan	Loan	2.88%	6/30/2016	$2,728,226	2,684,697	2,714,585
Wendy's/Arby's Restaurants, LLC	Term Loan	Loan	5.00%	5/24/2017	$1,122,902	1,118,702	1,123,745
Wil Research Laboratories, LLC	Term B Loan	Loan	4.00%	9/26/2013	$1,808,039	1,726,498	1,663,396
WireCo WorldGroup Inc.	Term Loan	Loan	5.00%	2/10/2014	$1,992,943	1,967,101	1,953,084
Yankee Candle Company, Inc., The	Term Loan	Loan	2.25%	2/6/2014	$2,537,336	2,419,753	2,523,428
Yell Group Plc	Facility B1—YB (USA) LLC (11/2009)	Loan	3.99%	7/31/2014	$3,139,856	3,090,757	961,141
ALM 2010-1A	Floating—05/2020—B—00162VAE5	Other/Structured Finance Securities	2.78%	5/20/2020	$4,000,000	3,716,602	3,657,600
BABSN 2007-1A	Floating—01/2021—D1—05617AAA9	Other/Structured Finance Securities	3.81%	1/18/2021	$1,500,000	1,236,977	1,050,000
GALE 2007-3A	Floating—04/2021—E—363205AA3	Other/Structured	4.06%	4/19/2021	$4,000,000	3,311,208	2,800,000
KATO 2006-9A	Floating—01/2019—B2L—486010AA9	Other/Structured Finance Securities	4.06%	1/25/2019	$5,000,000	4,227,490	3,500,000
STCLO 2007-6A	Floating—04/2021—D—86176YAG7	Other/Structured Finance Securities	4.17%	4/17/2021	$5,000,000	4,077,701	3,500,000

						$390,023,603	$381,364,466

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

GSC Investment Corp.

Consolidated Schedule of Investments

February 28, 2011

(unaudited)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Elyria Foundry Company, LLC	Warrants	Equity	0.00%	—	2,000	$—	$—
M/C Acquisition Corp.	Common	Equity	0.00%	—	378,434	68,806	—
Network Communications, Inc.	Common	Equity	0.00%	—	169,143	169,143	720,549
OLD AII, Inc (fka Aleris International Inc.)	Common	Equity	0.00%	—	2,624	224,656	128,576
SuperMedia Inc. (fka Idearc Inc.)	Common Stock	Equity	0.00%	—	10,821	2,881,566	5,411
ABP Corporation (Au Bon Pain)	Term Loan	Loan	8.50%	2/28/2013	$3,678,254	3,663,509	3,641,471
Acosta, Inc.	Term B Loan	Loan	0.00%	3/1/2018	$500,000	500,000	504,625
Acosta, Inc.	Term Loan Retired 03/01/2011	Loan	4.50%	7/28/2013	$1,904,344	1,860,734	1,901,926
Advanced Lighting Technologies, Inc.	Deferred Draw Term Loan (First Lien)	Loan	3.07%	6/1/2013	$253,920	236,167	236,570
Advanced Lighting Technologies, Inc.	Term Loan (First Lien)	Loan	3.06%	6/1/2013	$4,652,900	4,462,578	4,334,967
Aeroflex Incorporated	Tranche B-1 Term Loan Retired 05/09/2011	Loan	4.31%	8/15/2014	$3,896,513	3,839,728	3,906,254
Aeroflex Incorporated	Tranche B-2 Term Loan Retired 05/09/2011	Loan	4.81%	8/15/2014	$600,000	599,258	598,500
Aerostructures Acquisition LLC	Term Loan	Loan	7.25%	3/1/2013	$617,575	593,524	571,257
Affordable Care, Inc.	Term Loan	Loan	0.00%	12/31/2015	$1,000,000	985,000	985,000
APS Healthcare, Inc.	Term Loan (First Lien)	Loan	3.52%	3/30/2013	$1,848,940	1,808,135	1,802,717
Asurion, LLC (fka Asurion Corporation)	Term Loan (First Lien)	Loan	3.27%	7/3/2014	$5,925,000	5,811,967	5,828,719
Aurora Diagnostics, LLC	Tranche B Term Loan	Loan	6.25%	5/26/2016	$508,611	508,611	509,033
Autotrader.com, Inc.	Tranche B Term Loan	Loan	4.75%	12/15/2016	$2,000,000	1,990,316	2,018,760
Axcan Intermediate Holdings Inc.	Term Loan	Loan	3.67%	2/10/2017	$1,333,333	1,323,393	1,346,453
AZ Chem US Inc.	Term Loan Retired 03/11/2011	Loan	6.75%	11/21/2016	$989,362	975,102	1,001,422
AZ Chem US Inc.	Term Loan Retired 03/11/2011	Loan	6.75%	11/21/2016	$2,968,085	2,989,634	3,004,266
Bankruptcy Management Solutions, Inc.	Term Loan B	Loan	7.50%	8/20/2014	$3,956,481	3,544,161	1,819,981
C.H.I. Overhead Doors, Inc. (CHI)	Term Loan	Loan	7.61%	4/21/2015	$5,077,648	5,042,065	5,090,342
California Family Health LLC (fka CFF Acquisition LLC)	Term A Loan	Loan	7.50%	7/31/2015	$2,814,935	2,808,774	2,800,860
CCM Merger Inc. (Motor City Casino)	Term B Loan Retired 03/01/2011	Loan	8.50%	7/13/2012	$3,390,358	3,272,522	3,390,358
Celanese US Holdings LLC	Dollar Term B Loan (Non-Extended) Retired 05/06/2011	Loan	1.80%	4/2/2014	$682,863	669,206	684,495
Celanese US Holdings LLC	Dollar Term C Loan (Extended)	Loan	0.00%	10/31/2016	$3,500,000	3,548,125	3,530,135
Cenveo Corporation	Term B Facility	Loan	6.25%	12/21/2016	$3,000,000	2,970,945	3,027,510
CHS/ Community Health Systems, Inc.	Extended Term Loan	Loan	3.81%	1/25/2017	$1,360,448	1,341,805	1,367,930
CHS/ Community Health Systems, Inc.	Non-Extended Delayed Draw Term Loan	Loan	2.56%	7/25/2014	$139,402	135,936	138,646
CHS/ Community Health Systems, Inc.	Non-Extended Term Loan	Loan	2.56%	7/25/2014	$2,705,964	2,640,759	2,691,298
Cinedigm Digital Funding I, LLC	Term Loan	Loan	5.25%	4/29/2016	$1,861,233	1,845,123	1,870,539
Cinemark USA, Inc.	Extended Term Loan	Loan	3.54%	4/30/2016	$5,644,908	5,345,039	5,690,802
Citco III Limited	B Term Loan	Loan	4.46%	6/30/2014	$3,625,898	3,544,965	3,607,768
Consolidated Container Company LLC	Loan (First Lien)	Loan	2.50%	3/28/2014	$5,286,113	4,848,098	5,173,783
Consolidated Precision Products Corp.	Term Loan	Loan	7.75%	4/17/2014	$1,421,747	1,406,721	1,393,312
Contec, LLC	Tranche B Term Loan	Loan	7.75%	7/28/2014	$2,658,068	2,620,135	2,409,991
Continental Alloys & Services, Inc.	Term Facility	Loan	8.50%	6/15/2012	$3,003,802	2,886,239	3,001,308

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Covanta Energy Corporation	Funded Letter of Credit	Loan	1.70%	2/10/2014	$877,007	$852,656	$873,876
Covanta Energy Corporation	Term Loan	Loan	1.81%	2/10/2014	$1,715,999	1,668,245	1,709,873
CPI International Acquisition, Inc. (f/k/a Catalyst Holdings, Inc.)	Term B Loan	Loan	5.00%	2/13/2017	$5,000,000	4,975,137	5,012,500
CRC Health Corporation	Term B-2 Loan	Loan	4.80%	11/16/2015	$2,000,000	1,877,839	1,992,500
Culligan International Company	Dollar Loan	Loan	2.52%	11/24/2012	$2,418,342	2,339,419	2,106,376
DeCrane Aerospace, Inc. (fka DeCrane Aircraft Holdings, Inc.)	Second Lien Term Loan	Loan	0.00%	2/21/2014	$969,493	924,594	664,103
Del Monte Foods Company	Initial Term Loan	Loan	0.00%	3/8/2018	$1,500,000	1,496,250	1,511,715
Dollar General Corporation	Tranche B-1 Term Loan	Loan	3.03%	7/7/2014	$5,378,602	5,118,264	5,389,036
DS Waters of America, Inc.	Term Loan	Loan	2.57%	10/29/2012	$495,888	482,802	485,350
DynCorp International Inc.	Term Loan	Loan	6.25%	7/7/2016	$997,500	979,658	1,005,809
Education Management LLC	Tranche C-2 Term Loan	Loan	4.31%	6/1/2016	$7,112,226	6,533,750	6,997,790
eInstruction Corporation	Initial Term Loan	Loan	4.31%	7/2/2013	$3,036,981	2,892,088	2,794,023
Electrical Components International, Inc.	Synthetic Revolving Loan	Loan	1.40%	2/4/2016	$117,647	115,903	117,941
Electrical Components International, Inc.	Term Loan	Loan	6.75%	2/4/2017	$1,882,353	1,854,389	1,887,059
Emdeon Business Services LLC	Term Loan (First Lien)	Loan	2.27%	11/16/2013	$4,877,709	4,730,606	4,855,369
Federal-Mogul Corporation	Tranche B Term Loan	Loan	2.20%	12/29/2014	$2,643,542	2,449,987	2,573,330
Federal-Mogul Corporation	Tranche C Term Loan	Loan	2.20%	12/28/2015	$1,348,746	1,249,431	1,312,923
First Data Corporation	Non Extending B-1 Term Loan	Loan	3.01%	9/24/2014	$3,727,178	3,628,773	3,555,728
First Data Corporation	Non Extending B-2 Term Loan	Loan	3.01%	9/24/2014	$1,868,259	1,820,772	1,783,123
FleetCor Technologies Operating Company, LLC	Tranche 1 Term Loan	Loan	2.51%	4/30/2013	$4,461,805	4,354,515	4,461,805
FleetCor Technologies Operating Company, LLC	Tranche 2 Term Loan	Loan	2.51%	4/30/2013	$901,783	880,096	901,783
FR Acquisitions Holding Corporation (Luxembourg), S.A.R.L.	Facility B (Dollar)	Loan	4.80%	12/18/2015	$1,295,106	1,291,172	1,246,540
FR Acquisitions Holding Corporation (Luxembourg), S.A.R.L.	Facility C (Dollar)	Loan	5.30%	12/20/2016	$1,295,106	1,290,884	1,253,015
Freescale Semiconductor, Inc.	Extended Maturity Term Loan	Loan	4.51%	12/1/2016	$1,549,402	1,468,869	1,549,216
Fresenius Medical Care AG & Co., KGaA/Fresenius Medical Care Holdings, Inc.	Tranche B Term Loan	Loan	1.68%	3/31/2013	$4,269,542	4,234,546	4,255,069
Georgia-Pacific LLC	Term Loan B	Loan	2.30%	12/23/2012	$2,876,959	2,765,714	2,878,887
Georgia-Pacific LLC	Term Loan C	Loan	3.55%	12/23/2014	$2,520,062	2,390,204	2,529,210
Goodyear Tire & Rubber Company, The	Loan (Second Lien)	Loan	1.96%	4/30/2014	$5,700,000	5,172,419	5,631,600
Graham Packaging Company, L.P.	C Term Loan	Loan	6.75%	4/5/2014	$4,586,342	4,586,342	4,605,467
Graphic Packaging International, Inc.	Term B Loan	Loan	2.30%	5/16/2014	$3,317,758	3,102,031	3,315,701
Grosvenor Capital Management Holdings, LLLP	Tranche C Term Loan	Loan	4.31%	12/5/2016	$3,548,952	3,412,119	3,531,207
GSI Holdings L.L.C.	Term Loan	Loan	3.32%	8/1/2014	$5,794,414	5,687,799	5,664,039
Hanger Orthopedic Group, Inc.	Term B Loan	Loan	5.25%	12/1/2016	$4,000,000	4,014,504	4,039,160
HCA Inc.	Tranche B-1 Term Loan	Loan	2.55%	11/18/2013	$5,734,690	5,470,319	5,720,353
Hilsinger Company, The	Term Loan	Loan	3.55%	12/31/2013	$1,438,859	1,411,074	1,294,973
Hoffmaster Group, Inc.	Term Loan (First Lien)	Loan	7.00%	6/2/2016	$3,728,750	3,656,667	3,733,411
Hunter Defense Technologies, Inc.	Term Loan	Loan	3.56%	8/22/2014	$4,600,368	4,496,163	4,493,042
Hygenic Corporation, The	Term Loan	Loan	2.80%	4/30/2013	$1,731,548	1,674,176	1,614,668
Infor Enterprise Solutions Holdings, Inc. (fka Magellan Holdings, Inc.)(Infor Global Solutions)	Extended Delayed Draw Term Loan (First Lien)	Loan	6.02%	7/28/2015	$1,329,765	1,218,397	1,311,813

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
Infor Enterprise Solutions Holdings, Inc. (fka Magellan Holdings, Inc.)(Infor Global Solutions)	Extended Initial U.S. Term Loan (First Lien)	Loan	6.02%	7/28/2015	$2,548,716	$2,334,952	$2,514,308
Insight Equity A.P. X, LP	Term Loan	Loan	4.47%	12/18/2012	$1,568,246	1,561,020	1,411,421
Intrapac Corporation/Corona Holdco	1st Lien Term Loan	Loan	3.80%	5/18/2012	$3,813,798	3,717,037	2,855,581
Inventiv Health, Inc. (fka Ventive Health, Inc)	Term B-1 Loan	Loan	4.75%	8/4/2016	$166,667	166,667	167,362
Inventiv Health, Inc. (fka Ventive Health, Inc)	Term B-2 Loan	Loan	1.63%	8/4/2016	$—	—	1,390
J. Crew Group, Inc.	Loan	Loan	0.00%	3/7/2018	$1,000,000	1,000,000	1,002,190
Kalispel Tribal Economic Authority	Term Loan	Loan	7.50%	2/25/2017	$4,000,000	3,920,037	3,920,037
Key Safety Systems, Inc.	Term Loan (First Lien)	Loan	2.55%	3/8/2014	$3,863,090	3,536,408	3,752,026
Kinetek Industries, Inc.	Term B-1 Loan	Loan	3.94%	11/10/2013	$1,285,429	1,221,491	1,219,011
Kinetek Industries, Inc.	Term B-2 Loan	Loan	3.94%	11/10/2013	$130,372	123,957	123,636
Lender Processing Services, Inc.	Term Loan B	Loan	2.76%	7/2/2014	$633,750	630,214	631,373
Leslie's Poolmart, Inc.	Tranche B Term Loan (Expired 3.1.2011)	Loan	6.00%	11/21/2016	$4,000,000	4,006,665	4,040,000
M/C Acquisition Corp.	Tranche C Term Loan	Loan	1.00%	12/31/2012	$1,981,257	1,981,257	297,188
Matthew Warren Industries, Inc.	Term Loan	Loan	7.25%	11/1/2013	$1,396,992	1,332,049	1,131,564
National Diversified Sales, Inc.	Term Loan	Loan	3.56%	8/9/2011	$1,260,509	1,224,767	1,247,904
Nielsen Finance LLC	Class A Dollar Term Loan	Loan	2.26%	8/9/2013	$4,924,279	4,806,327	4,936,590
Novelis, Inc.	Term Loan (Old)	Loan	5.25%	12/17/2016	$4,000,000	4,039,222	4,056,800
Novell, Inc. (fka Attachmate Corporation, NetIQ Corporation)	Term Loan (First Lien)	Loan	0.00%	4/27/2017	$4,000,000	3,960,000	3,960,000
NPC International, Inc.	Term Loan	Loan	2.04%	5/3/2013	$4,317,595	4,161,647	4,309,521
NRG Energy, Inc.	Extended Maturity Credit-Linked Deposit	Loan	3.55%	8/31/2015	$1,000,000	1,003,705	1,007,000
NRG Energy, Inc.	Original Maturity Credit-Linked Deposit	Loan	2.05%	2/1/2013	$739,113	723,964	738,085
NRG Energy, Inc.	Original Maturity Term Loan	Loan	2.04%	2/1/2013	$2,880,954	2,823,408	2,876,950
NuSil Technology LLC.	Tranche B Term Loan	Loan	6.00%	2/18/2015	$3,780,000	3,749,885	3,780,000
Nuveen Investments, Inc.	Non-Extended First-Lien Term Loan	Loan	3.30%	11/13/2014	$2,494,682	2,450,410	2,429,197
Nyco Holdings 3 ApS (Nycomed)	Facility B2	Loan	4.26%	12/29/2014	$1,766,354	1,687,712	1,730,391
Nyco Holdings 3 ApS (Nycomed)	Facility C2	Loan	4.76%	12/29/2015	$1,765,817	1,679,620	1,738,694
Onex Carestream Finance LP	Term Loan	Loan	0.00%	2/25/2017	$5,000,000	4,975,000	4,975,000
Pelican Products, Inc.	Term Loan Old	Loan	5.75%	11/30/2016	$3,000,000	2,971,226	3,020,010
Pharmaceutical Research Associates Group B.V.	Dutch Dollar Term Loan	Loan	3.56%	12/15/2014	$928,355	856,513	900,504
Physician Oncology Services, LP	Delayed Draw Term Loan	Loan	0.00%	1/31/2017	$—	(510)	(51,020)
Physician Oncology Services, LP	Effective Date Term Loan	Loan	0.00%	1/31/2017	$448,980	444,490	444,490
Pinnacle Foods Finance LLC	Term Loan	Loan	2.76%	4/2/2014	$4,818,867	4,668,244	4,808,555
PRA International	U.S. Term Loan	Loan	3.56%	12/15/2014	$1,286,657	1,187,087	1,222,324
Prestige Brands, Inc.	Term Loan	Loan	4.75%	3/24/2016	$4,167,500	4,152,819	4,189,629
QA Direct Holdings, LLC	Term Loan Retired 03/23/2011	Loan	8.25%	8/10/2014	$1,756,006	1,746,771	1,747,226
QCE, LLC (Quiznos)	Term Loan (First Lien)	Loan	5.01%	5/5/2013	$2,713,190	2,642,924	2,579,457
Quintiles Transnational Corp.	Term B Loan (First Lien)	Loan	2.31%	3/31/2013	$1,350,372	1,341,560	1,346,996
Ranpak Corp.	US Dollar Term Loan B (First Lien) Retired 04/20/2011	Loan	4.77%	12/27/2013	$2,729,247	2,702,688	2,592,785
Repconstrickland, Inc.	Term B Loan	Loan	10.00%	2/19/2014	$2,982,729	2,963,648	2,744,111
Rexnord LLC/RBS Global, Inc.	Tranche B-2 Term B Loan	Loan	2.56%	7/19/2013	$1,624,606	1,553,407	1,614,940
Royal Adhesives and Sealants, LLC	Term A Loan	Loan	7.25%	11/29/2015	$5,000,000	4,925,515	4,925,515
Royalty Pharma Finance Trust	Tranche B Term Loan	Loan	2.55%	4/16/2013	$4,111,216	4,104,705	4,126,633
Scitor Corporation	Term Loan	Loan	5.00%	2/15/2017	$500,000	497,514	503,540
Scotsman Industries, Inc.	Term Loan	Loan	5.51%	4/30/2016	$942,875	934,736	946,411
Seminole Tribe of Florida	Term B-1 Delay Draw Loan	Loan	1.81%	3/5/2014	$623,301	607,432	619,592
Seminole Tribe of Florida	Term B-2 Delay Draw Loan	Loan	1.81%	3/5/2014	$2,254,231	2,196,806	2,240,818
Seminole Tribe of Florida	Term B-3 Delay Draw Loan	Loan	1.81%	3/5/2014	$1,418,608	1,377,771	1,410,167
SI Organization, Inc., The	New Tranche B Term Loan	Loan	4.50%	11/22/2016	$4,000,000	3,961,772	4,030,000
Specialized Technology Resources, Inc.	Term Loan (First Lien)	Loan	2.76%	6/13/2014	$3,525,541	3,444,179	3,283,160

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 4. Investment in GSC Investment Corp. CLO 2007, Ltd. ("Saratoga CLO") (Continued)

Issuer_Name	Asset_Name	Asset_Type	Current Rate	Maturity Date	Principal / Number of Shares	Cost	Fair Value
SunGard Data Systems Inc (Solar Capital Corp.)	Incremental Term B Loan	Loan	3.76%	2/28/2014	$500,000	$500,000	$503,325
SunGard Data Systems Inc (Solar Capital Corp.)	Tranche A U.S. Term Loan	Loan	2.01%	2/28/2014	$197,048	191,855	196,124
SunGard Data Systems Inc (Solar Capital Corp.)	Tranche B U.S. Term Loan	Loan	3.93%	2/28/2016	$4,557,119	4,416,466	4,579,905
Sunquest Information Systems, Inc. (Misys Hospital Systems, Inc.)	Term Loan (First Lien)	Loan	6.25%	12/16/2016	$1,000,000	985,480	1,005,000
SuperMedia Inc. (fka Idearc Inc.)	Loan	Loan	11.00%	12/31/2015	$359,815	347,869	238,604
Survey Sampling International, LLC	Term Loan	Loan	10.40%	12/31/2012	$1,775,683	1,766,073	1,154,194
Targus Holdings, Inc.	Tranche B Term Loan (First Lien)	Loan	8.75%	11/22/2012	$2,789,590	2,701,112	2,768,668
TDG Holding Company (fka Dwyer Acquisition, Inc.)	Term Loan	Loan	7.00%	12/23/2015	$4,000,000	3,940,238	3,940,000
Team Finance LLC (a.k.a Team Health Holdings, LLC)	Term Loan	Loan	2.27%	11/23/2012	$5,570,899	5,369,893	5,543,045
Telcordia Technologies, Inc.	Term Loan	Loan	6.75%	4/30/2016	$3,970,000	3,961,377	3,982,426
Texas Competitive Electric Holdings Company, LLC (TXU)	Initial Tranche B-2 Term Loan	Loan	3.79%	10/10/2014	$5,805,000	5,740,180	4,834,868
TransFirst Holdings, Inc.	Term Loan (First Lien)	Loan	3.06%	6/15/2014	$2,412,500	2,359,447	2,320,029
Tricorbraun Inc. (fka Kranson Industries, Inc.)	Term Loan B	Loan	2.51%	7/31/2013	$1,223,256	1,173,926	1,180,442
Triumph Group Inc.	Loan Retired 04/05/2011	Loan	4.50%	6/16/2016	$1,243,750	1,238,248	1,246,088
U.S. Security Holdings, Inc.	Acquisition Term Loan	Loan	4.04%	5/8/2013	$106,289	102,005	105,224
U.S. Security Holdings, Inc.	Tranche B Term Loan	Loan	4.04%	5/8/2013	$564,358	541,608	561,536
U.S. Silica Company	Loan	Loan	5.75%	5/9/2016	$1,343,250	1,337,430	1,344,929
United States Infrastructure Corporation (fka Stripe Acquisition, Inc.)	Term Loan	Loan	5.50%	5/13/2015	$1,393,000	1,381,246	1,394,741
Univar Inc.	Term B Loan	Loan	0.00%	6/30/2017	$3,000,000	3,000,000	3,000,000
USI Holdings Corporation	Tranche B Term Loan	Loan	2.77%	5/5/2014	$4,832,287	4,689,161	4,820,206
Visant Corporation (fka Jostens)	Tranche B Term Loan (2011)	Loan	0.00%	12/22/2016	$4,000,000	4,000,000	4,000,000
Weasler Engineering, Inc.	Term Loan	Loan	6.76%	9/30/2013	$1,195,707	1,023,493	1,171,792
Weight Watchers International, Inc.	Term B Loan	Loan	1.81%	1/26/2014	$1,242,139	1,228,356	1,239,034
Weight Watchers International, Inc.	Term D Loan	Loan	2.56%	6/30/2016	$2,755,924	2,701,780	2,765,377
Wendy's/Arby's Restaurants, LLC	Term Loan	Loan	5.00%	5/24/2017	$1,194,000	1,188,678	1,202,585
Wenner Media LLC	Term Loan	Loan	2.01%	10/2/2013	$2,830,535	2,750,229	2,717,314
Wesco Aircraft Hardware Corp.	Loan (Second Lien) Retired 04/07/2011	Loan	6.02%	3/28/2014	$1,720,000	1,655,183	1,721,428
Wil Research Laboratories, LLC	Term B Loan	Loan	4.31%	9/26/2013	$1,828,419	1,693,356	1,609,009
WireCo WorldGroup Inc.	Term Loan	Loan	5.25%	2/10/2014	$4,687,066	4,582,305	4,687,066
Worldwide Express Operations, LLC	Term Loan	Loan	7.50%	6/30/2013	$3,844,761	3,844,761	3,075,809
Yankee Candle Company, Inc.	Term Loan	Loan	2.27%	2/6/2014	$2,537,336	2,358,862	2,530,409
Yell Group Plc	Facility B1—YB (USA) LLC (11/2009)	Loan	4.01%	7/31/2014	$3,216,223	3,148,334	1,485,897
ALM 2010-1A	Floating—05/2020—B—00162VAE5	Other/Structured Finance Securities	2.58%	5/20/2020	$4,000,000	3,682,050	3,657,600
BABSN 2007-1A	Floating—01/2021—D1—05617AAA9	Other/Structured Finance Securities	3.55%	1/18/2021	$1,500,000	1,207,311	1,050,000
GALE 2007-3A	Floating—04/2021—E—363205AA3	Other/Structured Finance Securities	3.80%	4/19/2021	$4,000,000	3,235,640	2,800,000
KATO 2006-9A	Floating—01/2019—B2L—	Other/Structured	3.80%	1/25/2019	$5,000,000	4,115,337	3,500,000
	486010AA9	Finance Securities
Network Communications, Inc.	8.600%—01/2020—6412BAD3	Unsecured Notes	8.60%	1/14/2020	$1,028,572	3,260,000	743,452
STCLO 2007-6A	Floating—04/2021—D—86176YAG7	Other/Structured Finance Securities	3.90%	4/17/2021	$5,000,000	3,976,453	3,500,000
Elyria Foundry Company, LLC	13.000%—03/2013—290608AA6	Unsecured Notes	17.00%	3/1/2013	$2,040,000	2,006,316	1,500,012

						$402,031,794	$391,170,117

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 5. Income Taxes

        The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Code and, as such, will not be subject to federal income tax on the portion of taxable income and gains distributed to stockholders.

        The Company owns 100% of Saratoga CLO, an exempted company incorporated in the Cayman Islands. For financial reporting purposes, the Saratoga CLO is not included as part of the consolidated financial statements. For federal income tax purposes, the Company has requested and received approval from the Internal Revenue Service to treat the Saratoga CLO as a disregarded entity. As such, for federal income tax purposes and for purposes of meeting the RIC qualification and diversification tests, the results of operations of the Saratoga CLO are included with those of the Company.

        To qualify as a RIC, the Company is required to meet certain income and asset diversification tests in addition to distributing at least 90% of its investment company taxable income, as defined by the Code. Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary in nature. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. As of February 29, 2012 and February 28, 2011, the Company reclassified for book purposes amounts arising from permanent book/tax differences primarily related to nondeductible excise tax, meals & entertainment, market discount, interest income with respect to the Saratoga CLO which is consolidated for tax purposes, and the tax character of distributions as follows (dollars in thousands):

	February 29, 2012	February 28, 2011
Accumulated net investment income/(loss)	$(871)	$474
Accumulated net realized gains (losses) on investments	859	(474)
Additional paid-in-capital	12	—

        For income tax purposes, distributions paid to shareholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended February 29, 2012 and February 28, 2011 was as follows (dollars in thousands):

	February 29, 2012	February 28, 2011
Ordinary Income	$9,831	$11,796
Capital gains	—	—
Return of capital	—	—
Total	$9,831	$11,796

        For federal income tax purposes, as of February 29, 2012, the aggregate net unrealized depreciation for all securities is $8.3 million. The aggregate cost of securities for federal income tax purposes is $459.1 million.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 5. Income Taxes (Continued)

        For federal income tax purposes, as of February 28, 2011, the aggregate net unrealized depreciation for all securities is $18.2 million. The aggregate cost of securities for federal income tax purposes is $466.6 million.

        At February 29, 2012 and February 28, 2011, the components of accumulated losses on a tax basis as detailed below differ from the amounts reflected per the Company's consolidated statements of assets and liabilities by temporary book/tax differences primarily arising from the consolidation of the Saratoga CLO for tax purposes, market discount and original issue discount income, interest income accrual on defaulted bonds, write-off of investments, and amortization of organizational expenditures (dollars in thousands).

	February 29, 2012	February 28, 2011
Post October loss deferred	$(12,117)	$(9,819)
Accumulated capital losses	(50,249)	(36,610)
Other temporary differences	(297)	(59)
Undistributed ordinary income	4,385	1,760
Unrealized depreciation	(8,266)	(18,172)
Total components of accumulated losses	$(66,544)	$(62,900)

        Post-October losses represent losses realized on investments from November 1, 2011 to February 29, 2012, in accordance with federal income tax regulations, the Company has elected to defer and treat as having arisen in the following fiscal year.

        The Company has incurred capital losses of $19.3, $14.1 and $3.2 million for the years ended February 28, 2011, 2010 and 2009. Such capital losses will be available to offset future capital gains if any and if unused, will expire on February 28, 2019, 2018 and 2017.

        The Company has incurred a short term capital loss of $11.5 million and a long term capital loss of $2.1 million for the year ended February 29, 2012. Such capital losses will be available to offset future capital gains. There is no expiration for these capital losses.

        Management has analyzed the Company's tax positions taken on federal income tax returns for all open years (fiscal years 2009-2012), and has concluded that no provision for uncertain income tax positions is required in the Company's financial statements.

        On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was enacted, and the provisions with the Modernization Act are effective for the Company for the year ended February 29, 2012. The Modernization Act is the first major piece of legislation affecting RICs since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs. Some highlights of the enacted provisions are as follows:

        New capital losses may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

        The Modernization Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for "inadvertent" failures of the asset diversification and/or qualifying income

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 5. Income Taxes (Continued)

tests. Additionally, the Modernization Act exempts RICs from the preferential dividend rule, and repealed the 60-day designation requirement for certain types of pay-through income and gains.

        Finally, the Modernization Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Note 6. Agreements

        On July 30, 2010, the Company entered into an investment advisory and management agreement (the "Management Agreement") with our Manager. The initial term of the Management Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. Pursuant to the Management Agreement, our Manager implements our business strategy on a day-to-day basis and performs certain services for us, subject to oversight by our board of directors. Our Manager is responsible for, among other duties, determining investment criteria, sourcing, analyzing and executing investments transactions, asset sales, financings and performing asset management duties. Under the Management Agreement, we have agreed to pay our Manager a management fee for investment advisory and management services consisting of a base management fee and an incentive fee.

        The base management fee of 1.75% is calculated based on the average value of our gross assets (other than cash or cash equivalents, but including assets purchased with borrowed funds) at the end of the two most recently completed fiscal quarters, and appropriately adjusted for any share issuances or repurchases during the applicable fiscal quarter.

        The incentive fee consists of the following two parts:

        The first, payable quarterly in arrears, equals 20% of our pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding quarter, that exceeds a 1.875% quarterly (7.5% annualized) hurdle rate measured as of the end of each fiscal quarter, subject to a "catch-up" provision. Under this provision, in any fiscal quarter, our Manager receives no incentive fee unless our pre-incentive fee net investment income exceeds the hurdle rate of 1.875%. Our Manager will receive 100% of pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.344% in any fiscal quarter (9.376% annualized); and 20% of the amount of the our pre-incentive fee net investment income, if any, that exceeds 2.344% in any fiscal quarter (9.376% annualized). Notwithstanding the foregoing, with respect to any period ending on or prior to December 31, 2010, our manager will receive 20% of pre-incentive fee net investment income, if any, that exceeds the hurdle rate of 1.875% without any catch-up provision. Amounts received from our portfolio companies as a return of capital are not included in calculating this portion of the incentive fee. Since the hurdle rate is based on net assets, a return of less than the hurdle rate on total assets may still result in an incentive fee.

        The second part of the incentive fee is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Management Agreement) and equals 20% of our "incentive fee capital gains," which equals our realized capital gains on a cumulative basis from May 31, 2010 through the end of the year, if any, computed net of all realized capital losses and unrealized capital

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 6. Agreements (Continued)

depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fee. Importantly, the capital gains portion of the incentive fee is based on realized gains and realized and unrealized losses from May 31, 2010. Therefore, realized and unrealized losses incurred prior to such time will not be taken into account when calculating the capital gains portion of the incentive fee, and our Manager will be entitled to 20% of incentive fee capital gains that arise after May 31, 2010. In addition, for the purpose of the "incentive fee capital gains" calculations, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 will equal the fair value of such investments as of such date.

        The terms of the Management Agreement with our Manager is substantially similar to the terms (i.e., a quarterly base management fee of 1.75% of the average value of our total assets—other than cash or cash equivalents but including assets purchased with borrowed funds—at the end of the two most recently completed fiscal quarters, and an incentive fee) of the investment advisory and management agreement we had entered into with GSCP (NJ), L.P., our former investment adviser, except for the following material distinctions in the fee terms:

  •
  The capital gains portion of the incentive fee was reset with respect to gains and losses from May 31, 2010, and therefore losses and gains incurred prior to such time will not be taken into account when calculating the capital gains fee payable to our Manager and, as a result, our Manager will be entitled to 20% of realized gains net of unrealized losses and realized losses that arise after May 31, 2010. In addition, the cost basis for computing realized gains and losses on investments held by us as of May 31, 2010 equal the fair value of such investment as of such date. Under the investment advisory and management agreement with our former investment adviser, GSCP (NJ), L.P., the capital gains fee was calculated from March 21, 2007, and the gains were substantially outweighed by losses.

  •
  Under the "catch up" provision, 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income that exceeds 1.875% (7.5% annualized) but is less than or equal to 2.344% in any fiscal quarter is payable to our Manager. This will enable our Manager to receive 20% of all net investment income as such amount approaches 2.344% in any quarter, and our Manager will receive 20% of any additional net investment income. Under the investment advisory and management agreement with our former investment adviser, GSCP (NJ), L.P. only received 20% of the excess net investment income over 1.875%.

  •
  We will no longer have deferral rights regarding incentive fees in the event that the distributions to stockholders and change in net assets is less than 7.5% for the preceding four fiscal quarters.

        For the years ended February 29, 2012, February 28, 2011 and 2010, we incurred $1.6, $1.6 and $2.0 million in base management fees, respectively. For the years ended February 29, 2012, February 28, 2011 and 2010, we incurred $0.5, $0.4 and $0.3 million in incentive fees related to pre-incentive fee net investment income. For the year ended February 28, 2011, we incurred $0.4 million in incentive fees related to pre-incentive fee net investment income and recorded a $2.6 million reversal in previously recorded deferred incentive management fees related to net investment income as a result of the agreement of our former investment adviser, GSCP (NJ), L.P., to waive such amount in connection with the recapitalization transaction described in "Note 14.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 6. Agreements (Continued)

Recapitalization Transaction" below. For the year ended February 29, 2012, we accrued $0.7 million in incentive management fees related to capital gains. The accrual is calculated using both realized and unrealized capital gains for the period. The actual incentive fee related to capital gains will be determined and payable in arrears at the end of the fiscal year and will include only realized capital gains for the period. As of February 29, 2012, $0.4 million of base management fees and $2.5 million of incentive fees were accrued and included in management and incentive fees payable in the accompanying consolidated statement of assets and liabilities. As of February 28, 2011, $2.2 million of management and incentive fees were accrued and included in management and incentive fees payable in the accompanying consolidated statement of assets and liabilities.

        On July 30, 2010, the Company entered into a separate administration agreement (the "Administration Agreement") with our Manager, pursuant to which our Manager, as our administrator, has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations and provide managerial assistance on our behalf to those portfolio companies to which we are required to provide such assistance. The initial term of the Administration Agreement is two years, with automatic, one-year renewals at the end of each year subject to certain approvals by our board of directors and/or our stockholders. The amount payable to our Manager as administrator is capped at $1 million for the initial two year term of the administration agreement.

        The amount payable to GSCP (NJ), L.P., our former investment adviser and administrator, as administrator was capped to the effect that such amount, together with our other operating expenses, could not exceed an amount equal to 1.5% per annum of our net assets attributable to common stock. In addition, for the one-year term of the administration agreement that expired on March 21, 2011, GSCP (NJ), L.P. had agreed to waive our reimbursement obligation under the administration agreement until our total assets exceeded $500 million.

        For the years ended February 29, 2012, February 28, 2011 and 2010, we recognized $1.0, $0.8 and $0.7 million in administrator expenses for the periods, pertaining to bookkeeping, record keeping and other administrative services provided to us in addition to our allocable portion of rent and other overhead related expenses. As of February 29, 2012, $0.4 million of administrator expenses were accrued and included in due to manager in the accompanying consolidated statement of assets and liabilities.

Note 7. Borrowings

        As a BDC, we are only allowed to employ leverage to the extent that our asset coverage, as defined in the 1940 Act, equals at least 200% after giving effect to such leverage. The amount of leverage that we employ at any time depends on our assessment of the market and other factors at the time of any proposed borrowing.

        On April 11, 2007, we entered into a $100.0 million revolving securitized credit facility (the "Revolving Facility"). On May 1, 2007, we entered into a $25.7 million term securitized credit facility (the "Term Facility" and, together with the Revolving Facility, the "Facilities"), which was fully drawn at closing. In December 2007, we consolidated the Facilities by using a draw under the Revolving Facility to repay the Term Facility. In response to the market wide decline in financial asset prices, which negatively affected the value of our portfolio, we terminated the revolving period of the

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 7. Borrowings (Continued)

Revolving Facility effective January 14, 2009 and commenced a two-year amortization period during which all principal proceeds from the collateral was used to repay outstanding borrowings. A significant percentage of our total assets had been pledged under the Revolving Facility to secure our obligations thereunder. Under the Revolving Facility, funds were borrowed from or through certain lenders and interest was payable monthly at the greater of the commercial paper rate and our lender's prime rate plus 4.00% plus a default rate of 2.00% or, if the commercial paper market was unavailable, the greater of the prevailing LIBOR rates and our lender's prime rate plus 6.00% plus a default rate of 3.00%.

        In March 2009, we amended the Revolving Facility to increase the portion of the portfolio that could be invested in "CCC" rated investments in return for an increased interest rate and expedited amortization. As a result of these transactions, we expected to have additional cushion under our borrowing base under the Revolving Facility that would allow us to better manage our capital in times of declining asset prices and market dislocation.

        On July 30, 2009, we exceeded the permissible borrowing limit under the Revolving Facility for 30 consecutive days, resulting in an event of default under the Revolving Facility. As a result of this event of default, our lender had the right to accelerate repayment of the outstanding indebtedness under the Revolving Facility and to foreclose and liquidate the collateral pledged thereunder. Acceleration of the outstanding indebtedness and/or liquidation of the collateral could have had a material adverse effect on our liquidity, financial condition and operations.

        On July 30, 2010, we used the net proceeds from (i) the stock purchase transaction and (ii) a portion of the funds available to us under the $45.0 million senior secured revolving credit facility (the "Replacement Facility") with Madison Capital Funding LLC, in each case, described in "Note 14. Recapitalization Transaction" below, to pay the full amount of principal and accrued interest, including default interest, outstanding under the Revolving Facility. As a result, the Revolving Facility was terminated in connection therewith. Substantially all of our total assets have been pledged under the Replacement Facility to secure our obligations thereunder.

        On February 24, 2012, we amended our senior secured revolving credit facility with Madison Capital Funding LLC to, among other things:

  •
  expand the borrowing capacity under the credit facility from $40 million to $45 million;

  •
  extend the period during which we may make and repay borrowings under the credit facility from July 30, 2013 to February 24, 2015 (the "Revolving Period"). The Revolving Period may upon the occurrence of an event of default, by action of the lenders or automatically. All borrowings and other amounts payable under the credit facility are due and payable five years after the end of the Revolving Period; and

  •
  remove the condition that we may not acquire additional loan assets without the prior written consent of Madison Capital Funding LLC.

        As of February 29, 2012, there was $20.0 million outstanding under the Replacement Facility and the Company is in compliance with all of the limitations and requirements of the Replacement Facility. $2.3 million of financing costs related to the Replacement Facility have been capitalized and are being amortized over the term of the facility. For the years ended February 29, 2012, February 28, 2011 and

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 7. Borrowings (Continued)

2010, we recorded $0.6, $2.2 and $3.5 million of interest expense, respectively. For the years ended February 29, 2012, February 28, 2011 and 2010, we recorded $0.7, $0.4 and $0.6 million of amortization of deferred financing costs related to the Replacement Facility and Revolving Facility, respectively. The interest rates during the years ended February 29, 2012, February 28, 2011and 2010 on the outstanding borrowings ranged from 0.75% to 7.50%, 7.50% to 9.25%, and 1.37% to 9.25% respectively.

        The Replacement Facility contains limitations as to how borrowed funds may be used, such as restrictions on industry concentrations, asset size, weighted average life, currency denomination and collateral interests. The Replacement Facility also includes certain requirements relating to portfolio performance, the violation of which could result in the limit of further advances and, in some cases, result in an event of default, allowing the lenders to accelerate repayment of amounts owed thereunder. The Replacement Facility has an eight year term, consisting of a three year period (the "Revolving Period"), under which the Company may make and repay borrowings, and a final maturity five years from the end of the Revolving Period. Availability on the Replacement Facility will be subject to a borrowing base calculation, based on, among other things, applicable advance rates (which vary from 50% to 75% of par or fair value depending on the type of loan asset) and the value of certain "eligible" loan assets included as part of the Borrowing Base. Funds may be borrowed at the greater of the prevailing LIBOR rate and 2.00%, plus an applicable margin of 5.50%. At the Company's option, funds may be borrowed based on an alternative base rate, which in no event will be less than 3.00%, and the applicable margin over such alternative base rate is 4.50%. In addition, the Company will pay the lenders a commitment fee of 0.75% per year on the unused amount of the Replacement Facility for the duration of the Revolving Period.

        Our borrowing base under the Replacement Facility was $27.9 million at February 29, 2012. For purposes of determining the borrowing base, most assets are assigned the values set forth in our most recent quarterly report on Form 10-Q filed with the SEC. Accordingly, the February 29, 2012 borrowing base relies upon the valuations set forth in the quarterly report on Form 10-Q for the quarter ended November 30, 2011. The valuations presented in this Annual Report on Form 10-K will not be incorporated into the borrowing base until after this Annual Report on Form 10-K is filed with the SEC.

        At any time prior to the second anniversary of the closing of the Replacement Facility and subject to certain conditions, we may request an increase in the Replacement Facility amount of up to $60 million for a combined aggregate Replacement Facility amount of $100 million.

Note 8. Interest Rate Cap Agreements

        In April and May 2007, pursuant to the requirements of the Facilities, we, through wholly owned subsidiary, entered into interest rate cap agreements with Deutsche Bank AG with notional amounts of $34.0 million and $60.9 million at costs of $75,000, and $44,000, respectively. In May 2007, we increased the notional amount under the $34.0 million agreement from $34.0 million to $40.0 million for an additional cost of $12,000. The agreements expire in February 2014 and November 2013, respectively. These interest rate caps are treated as free-standing derivatives under ASC 815 and are presented at their fair value on the consolidated statements of assets and liabilities and the changes in their fair value are included on the consolidated statements of operations.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 8. Interest Rate Cap Agreements (Continued)

        The agreements provide for a payment to us in the event LIBOR exceeds 8%, mitigating our exposure to increases in LIBOR. With respect to calculating the payments under these agreements, the notional amount is determined based on a pre-determined schedule set forth in the respective agreements which provides for a reduction in the notional amount at specified dates until the maturity of the agreements. As of November 30, 2010, we did not receive any such payments as the LIBOR has not exceeded 8%. As of February 29, 2012, the total notional amount outstanding for the interest rate caps was $29.9 million with an aggregate fair value of $75, which is recorded in outstanding interest cap at fair value on our consolidated statements of assets and liabilities. For the years ended February 29, 2012, February 28, 2011 and 2010, we recorded $(16,190), $(25,884) and $2,634 of unrealized (depreciation) /appreciation, respectively, on derivatives in our consolidated statements of operations related to the change in the fair value of the interest rate cap agreements.

        The table below summarizes our interest rate cap agreements as of February 29, 2012 (dollars in thousands):

Instrument	Type	Notional	Interest Rate	Maturity	Fair Value
Interest Rate Cap	Free Standing Derivative	$19,592	8.0%	Feb 2014	$.05
Interest Rate Cap	Free Standing Derivative	10,332	8.0	Nov 2013	.02

	Net fair value				$.07

        The table below summarizes our interest rate cap agreements as of February 28, 2011 (dollars in thousands):

Instrument	Type	Notional	Interest Rate	Maturity	Fair Value
Interest Rate Cap	Free Standing Derivative	$29,388	8.0%	Feb 2014	$12
Interest Rate Cap	Free Standing Derivative	23,966	8.0	Nov 2013	4

	Net fair value				$16

Note 9. Directors Fees

        The independent directors receive an annual fee of $40,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the Audit Committee receives an annual fee of $5,000 and the chairman of each other committee receives an annual fee of $2,000 for their additional services in these capacities. In addition, we have purchased directors' and officers' liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors' fees in the form of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is paid to directors who are "interested persons" of the Company (as such term is defined in the 1940 Act). For the years ended February 29, 2012, February 28, 2011 and 2010, we accrued $0.2, $0.4 and $0.3 million for directors' fees expense, respectively. As of February 29, 2012 and February 28, 2011, $49,500 and $51,000 in directors' fees expense were unpaid and included in accounts payable and

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 9. Directors Fees (Continued)

accrued expenses in the consolidated statements of assets and liabilities. As of February 29, 2012, we had not issued any common stock to our directors as compensation for their services.

Note 10. Stockholders' Equity

        On May 16, 2006, GSC Group, Inc. capitalized the LLC, by contributing $1,000 in exchange for 67 shares, constituting all of the issued and outstanding shares of the LLC.

        On March 20, 2007, the Company issued 95,995.5 and 8,136.2 shares of common stock, priced at $150.00 per share, to GSC Group and certain individual employees of GSC Group, respectively, in exchange for the general partnership interest and a limited partnership interest in GSC Partners CDO III GP, LP, collectively valued at $15.6 million. At this time, the 6.7 shares owned by GSC Group in the LLC were exchanged for 6.7 shares of the Company.

        On November 13, 2009, we declared a dividend of $18.25 per share payable on December 31, 2009. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to $2.1 million or $2.50 per share. Based on shareholder elections, the dividend consisted of $2.1 million in cash and 864,872.5 of newly issued shares of common stock.

        On July 30, 2010, our Manager and its affiliates purchased 986,842 shares of common stock at $15.20 per share. Total proceeds received from this sale were $15.0 million. See "Note 14. Recapitalization Transaction."

        On August 12, 2010, we effected a one-for-ten reverse stock split of our outstanding common stock. As a result of the reverse stock split, every ten shares of our common stock were converted into one share of our common stock. Any fractional shares received as a result of the reverse stock split were redeemed for cash. The total cash payment in lieu of shares was $230. Immediately after the reverse stock split, we had 2,680,842 shares of our common stock outstanding.

        On November 12, 2010, we declared a dividend of $4.40 per share payable on December 29, 2010. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $1.2 million or $0.44 per share. Based on shareholder elections, the dividend consisted of approximately $1.2 million in cash and 596,235 shares of common stock.

        On November 15, 2011, we declared a dividend of $3.00 per share payable on December 30, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.0 million or $0.60 per share. Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 599,584 shares of common stock.

Note 11. Earnings Per Share

        In accordance with the provisions of FASB ASC 260, "Earnings per Share" ("ASC 260"), basic earnings per share is computed by dividing earnings available to common shareholders by the weighted

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 11. Earnings Per Share (Continued)

average number of shares outstanding during the period. Other potentially dilutive common shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis.

        The following information sets forth the computation of the weighted average basic and diluted net decrease in net assets per share from operations for the years ended February 29, 2012, February 28, 2011 and 2010 (dollars in thousands except share and per share amounts):

Basic and diluted	February 29, 2012	February 28, 2011	February 28, 2010
Net increase (decrease) in net assets from operations	$13,275	$16,958	$(10,463)
Weighted average common shares outstanding	3,434,345	2,437,577	1,061,351
Earnings (loss) per common share-basic and diluted	$3.87	$6.96	$(9.86)

Note 12. Dividend

        On November 15, 2011, we declared a dividend of $3.00 per share payable on December 30, 2011. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $2.0 million or $0.60 per share.

        Based on shareholder elections, the dividend consisted of approximately $2.0 million in cash and 599,584 shares of common stock, or 18% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 20.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $13.1171 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2011. The financial statements for the period ended November 30, 2011 have been retroactively adjusted to reflect the increase in common stock as a result of the dividend in accordance with the provisions of ASC 505-20-S50 regarding disclosure of a capital structure change after the interim balance sheet but before the release of the financial statements.

        On November 12, 2010, we declared a dividend of $4.40 per share payable on December 23, 2010. Shareholders had the option to receive payment of the dividend in cash, shares of common stock, or a combination of cash and shares of common stock, provided that the aggregate cash payable to all shareholders was limited to approximately $1.2 million or $0.44 per share.

        Based on shareholder elections, the dividend consisted of approximately $1.2 million in cash and 596,235 shares of common stock, or 22% of our outstanding common stock prior to the dividend payment. The amount of cash elected to be received was greater than the cash limit of 10.0% of the aggregate dividend amount, thus resulting in the payment of a combination of cash and stock to shareholders who elected to receive cash. The number of shares of common stock comprising the stock portion was calculated based on a price of $17.8049 per share, which equaled the volume weighted average trading price per share of the common stock on December 20, 21 and 22, 2010. The financial statements for the period ended November 30, 2010 have been retroactively adjusted to reflect the increase in common stock as a result of the dividend in accordance with the provisions of

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 12. Dividend (Continued)

ASC 505-20-S50 regarding disclosure of a capital structure change after the interim balance sheet but before the release of the financial statements.

        The following tables summarize dividends declared during the years ended February 29, 2012, February 28, 2011 and 2010 (dollars in thousands except per share amounts):

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
November 15, 2011	November 25, 2011	December 30, 2011	$3.00	$9,831

Total dividends declared			$3.00	$9,831

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
November 12, 2010	November 19, 2010	December 29, 2010	$4.40	$11,796

Total dividends declared			$4.40	$11,796

Date Declared	Record Date	Payment Date	Amount Per Share*	Total Amount
November 13, 2009	November 25, 2009	December 31, 2009	$18.25	$15,132

Total dividends declared			$18.25	$15,132

*
Amount per share is calculated based on the number of shares outstanding at the date of declaration. For 2009, the amount per share has been adjusted to reflect a one-for-ten reverse stock split effectuated in August 2010.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 13. Financial Highlights

        The following is a schedule of financial highlights for the years ended February 29, 2012, February 28, 2011, 2010, 2009 and February 29, 2008:

        For 2010, 2009 and 2008, the amount per share has been adjusted to reflect a one-for-ten reverse stock split effectuated in August 2010.

	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009	February 29, 2008
Per share data:(7)
Net asset value at beginning of period	$26.26	$32.75	$82.00	$118.00	$140.30
Net investment income(1)	1.66	2.15	5.40	16.70	13.00
Net realized and unrealized gains and losses on investments and derivatives	2.21	4.81	(15.30)	(42.40)	(19.80)

Net increase (decrease) in net assets from operations	3.87	6.96	(9.90)	(25.70)	(6.80)
Distributions declared from net investment income	(3.00)	(4.40)	(18.25)	(10.30)	(13.70)
Distributions declared from net realized capital gains	—	—	—	—	(1.80)

Total distributions to stockholders	(3.00)	(4.40)	(18.25)	(10.30)	(15.50)
Other(5)	(2.01)	(9.05)	(21.10)	—	—
Net asset value at end of period	$25.12	$26.26	$32.75	$82.00	$118.00
Net assets at end of period	$97,380,150	$86,071,454	$55,478,152	$68,013,777	$97,869,040
Shares outstanding at end of period	3,876,661	3,277,077	1,694,010	829,138	829,138
Per share market value at end of period(7)	$15.88	$21.25	$19.20	$19.90	$110.40
Total return based on market value(2)	12.82%	38.25%	113.10%	(70.33)%	0.45%
Total return based on net asset value(3)	17.51%	0.16%	(11.92)%	14.40%	10.96%
Ratio/Supplemental data:(6)
Ratio of net investment income to average, net assets(4)(6)	6.11%	6.53%	8.10%	15.19%	8.11%
Ratio of operating expenses to average net assets(4)	5.63%	12.05%	9.78%	7.12%	5.91%
Ratio of incentive management fees to average net assets	1.35%	2.45%	0.52%	2.05%	0.64%
Ratio of credit facility related expenses to average net assets	1.39%	3.42%	6.54%	3.05%	4.51%
Ratio of total expenses to average net assets(4)	8.36%	12.02%	16.84%	12.23%	11.05%

(1)
Net investment income per share is calculated using the weighted average shares outstanding during the period. Net investment income excluding expense waiver and reimbursement equals $2.05, $4.75, $15.46 and $10.80 per share for the years ended February 28, 2011, 2010, 2009 and February 29, 2008, respectively.

(2)
Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns covering less than a full period are not annualized.

(3)
Total investment return is calculated assuming a purchase of common shares at the current net asset value on the first day and a sale at the current net asset value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Company's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)
For the year ended February 28, 2011, net of the expense waiver and reimbursement arrangement, the ratio of net investment income, operating expenses, total expenses to average net assets is 6.87%, 11.71%, and 11.68%, respectively. For the year ended February 28, 2010, net of the expense waiver and reimbursement arrangement, the ratio of net investment income, operating expenses, total expenses to average net assets is 9.12%, 8.71% and 15.77%, respectively. For the year ended February 28, 2009, net of the expense waiver and reimbursement arrangement, the ratio of net investment income, operating expenses, total expenses to average net assets is 16.21%, 5.94% and 11.04%, respectively. For the year ended February 29, 2008, net of the expense waiver and reimbursement agreement, the ratio of net investment income, operating expenses, total expenses to average net assets is 9.63%, 4.51% and 9.45%, respectively.

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 13. Financial Highlights (Continued)

(5)
Represents the dilutive effect of the common stock dividend issuance at a price below net asset value per share during the period.

(6)
These ratios for the years ended February 28, 2010, 2009 and February 29, 2008 do not include the effect of the waiver of deferred incentive fees which is (3.83)% on a non-annualized basis as this is a one time waiver.

(7)
February 28, 2010, 2009 and February 29, 2008 data has been adjusted to reflect a one-for-ten reverse stock split effectuated in August 2010.

Note 14. Recapitalization Transaction

        In July 2010, we consummated a recapitalization transaction that was necessitated by the fact that we had exceeded permissible borrowing limits under the Revolving Facility in July 2009, which resulted in an event of default under the Revolving Facility. As a result of the event of default under the Revolving Facility, the lender had the right to accelerate repayment of the outstanding indebtedness under the Revolving Facility and to foreclose and liquidate the collateral pledged thereunder. We engaged the investment banking firm of Stifel, Nicolaus & Company to evaluate strategic transaction opportunities and consider alternatives for us in December 2008. On April 14, 2010, we entered into a stock purchase agreement with our Manager and certain of its affiliates and an assignment, assumption and novation agreement with our Manager, pursuant to which we assumed certain rights and obligations of our Manager under a debt commitment letter our Manager received from Madison Capital Funding LLC, indicating Madison Capital Funding's willingness to provide us with the Replacement Facility, subject to the satisfaction of certain terms and conditions. In addition, we and GSCP (NJ), L.P., our then external investment adviser, entered into a termination and release agreement, to be effective as of the closing of the transaction contemplated by the stock purchase agreement, pursuant to which GSCP (NJ), L.P., among other things, agreed to waive any and all accrued and unpaid deferred incentive management fees up to and as of the closing of the transaction contemplated by the stock purchase agreement but continued to be entitled to receive the base management fees earned through the date of the closing of the transaction contemplated by the stock purchase agreement.

        On July 30, 2010, the transactions contemplated by the stock purchase agreement with our Manager and certain of its affiliates was completed, and included the following actions:

  •
  the private sale of shares of our common stock for $15 million in aggregate purchase price to our Manager and certain of its affiliates;

  •
  the closing of the $40 million Replacement Facility with Madison Capital Funding;

  •
  the execution of a registration rights agreement with the investors in the private sale transaction, pursuant to which we agreed to file a registration statement with the SEC to register for resale the shares of our common stock sold in the private sale transaction;

  •
  the execution of a trademark license agreement with our Manager pursuant to which our Manager granted us a non-exclusive, royalty-free license to use the "Saratoga" name, for so long as our Manager or one of its affiliates remains our investment adviser;

  •
  replacing GSCP (NJ), L.P. as our investment adviser and administrator with our Manager by executing an investment advisory and management agreement, which was approved by our stockholders, and an administration agreement with our Manager;

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 14. Recapitalization Transaction (Continued)

  •
  the resignations of Robert F. Cummings, Jr. and Richard M. Hayden, both of whom are affiliates of GSCP (NJ) L.P., as members of the board of directors and the election of Christian L. Oberbeck and Richard A. Petrocelli, both of whom are affiliates of our Manager, as members of the board of directors;

  •
  the resignation of all of our then existing executive officers and the appointment by our board of directors of Mr. Oberbeck as our chief executive officer and president and Mr. Petrocelli as our chief financial officer, secretary and chief compliance officer; and

  •
  our name change from "GSC Investment Corp." to "Saratoga Investment Corp."

        We used the net proceeds from the private sale transaction and a portion of the funds available to us under the Replacement Facility to pay the full amount of principal and accrued interest, including default interest, outstanding under Revolving Facility. The Revolving Facility with Deutsche Bank was terminated in connection with our payment of all amounts outstanding thereunder on July 30, 2010.

Note 15. Selected Quarterly Data (Unaudited)

	2012
($ in thousands, except per share numbers)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Interest and related portfolio income	$2,947	$3,033	$2,887	$2,387
Net investment income	1,578	824	2,720	579
Net realized and unrealized gain (loss)	1,501	5,390	(4,448)	5,131
Net increase (decrease) in net assets resulting from operations	3,081	6,213	(1,728)	5,709
Net investment income (loss) per common share at end of each quarter	$0.79	$1.88	$(0.53)	$1.74
Net realized and unrealized gain (loss) per common share at end of each quarter	$0.37	$1.63	$(1.36)	$1.57
Dividends declared per common share	$—	$3.00	$—	$—
Net asset value per common share	$25.12	$24.32	$27.48	$28.01

	2011
($ in thousands, except per share numbers)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Interest and related portfolio income	$2,624	$4,580	$2,566	$2,270
Net investment income	830	1,935	2,482	2
Net realized and unrealized gain	3,463	1,375	4,218	2,653
Net increase in net assets resulting from operations	4,294	3,310	6,700	2,655
Net investment income per common share at end of each quarter	$0.25	$0.70	$1.21	$0.00
Net realized and unrealized gain per common share at end of each quarter	$1.06	$0.50	$2.06	$1.57
Dividends declared per common share	$—	$4.40	$—	$—
Net asset value per common share	$26.26	$24.95	$29.71	$34.32

SARATOGA INVESTMENT CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

February 29, 2012

Note 15. Selected Quarterly Data (Unaudited) (Continued)

	2010
($ in thousands, except per share numbers)	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Interest and related portfolio income	$3,637	$3,530	$3,685	$4,764
Net investment income	1,201	869	1,080	2,564
Net realized and unrealized gain (loss)	(10,067)	8,258	(17,168)	2,800
Net increase (decrease) in net assets resulting from operations	(8,866)	9,128	(16,088)	5,364
Net investment income per common share at end of each quarter	$0.70	$1.00	$1.30	$3.10
Net realized and unrealized gain (loss) per common share at end of each quarter	$(5.90)	$9.10	$(20.70)	$3.40
Dividends declared per common share	$—	$18.25	$—	$—
Net asset value per common share	$32.75	$38.00	$69.10	$88.50

Note 16. Subsequent Events

        Management has evaluated subsequent events through the date of issuance of the consolidated financial statements included herein. There have been no subsequent events that occurred during such period that would require disclosure in this Form 10-K or would be required to be recognized in the consolidated financial statements as of and for the years ended February 29, 2012 except for the following:

        On March 28, 2012, our wholly-owned subsidiary, Saratoga Investment Corp. SBIC, LP, received an SBIC license from the SBA. See "Item 1. Business—Regulation—Small Business Investment Company Regulations." The SBIC license allows us, through our wholly-owned subsidiary, to issue SBA-guaranteed debentures. We applied for exemptive relief from the SEC to permit us to exclude the debt of our SBIC subsidiary guaranteed by the SBA from the 200% asset coverage ratio we are required to maintain under the 1940 Act. Pursuant to the 200% asset coverage ratio limitation, we are permitted to borrow one dollar for every dollar we have in assets less all liabilities and indebtedness not represented by debt securities issued by us or loans obtained by us.

        If we receive this exemptive relief from the SEC, we will have increased capacity to fund up to $150 million (the maximum amount of SBA-guaranteed debentures an SBIC may currently have outstanding once certain conditions have been met) of investments with SBA-guaranteed debentures in addition to being able to fund investments with borrowings up to the maximum amount of debt that the 200% asset coverage ratio limitation would allow us to incur.

$

SARATOGA INVESTMENT CORP.

        % Senior Notes due

Prospectus

Ladenburg Thalmann & Co. Inc.

                    , 2013

 PART C—OTHER INFORMATION

Item 25.    Financial Statements and Exhibits

        1.     Financial Statements

        2.     Exhibits

        The following exhibits are filed as part of this report or hereby incorporated by reference to exhibits previously filed with the SEC:

Exhibit Number	Description
(a)(1)	Articles of Incorporation of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.'s Form 10-Q for the quarterly period ended May 31, 2007, File No. 001-33376).
(a)(2)	Articles of Amendment of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed August 3, 2010).
(a)(3)	Articles of Amendment of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed August 13, 2010).
(b)	Amended and Restated Bylaws of Saratoga Investment Corp. (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on March 5, 2008).
(c)	Not applicable.

Exhibit Number	Description
(d)(1)	Specimen certificate of Saratoga Investment Corp.'s common stock, par value $0.001 per share. (incorporated by reference to Saratoga Investment Corp.'s Registration Statement on Form N-2, File No. 333-169135, filed on September 1, 2010).
(d)(2)
Registration Rights Agreement dated July 30, 2010 between GSC Investment Corp., GSC CDO III L.L.C., and the investors party thereto (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on August 3, 2010).
(d)(4)	Form of Indenture by and between the Company and U.S. Bank National Association, as trustee.**
(d)(5)	Statement of Eligibility of Trustee on Form T-1.**
(d)(6)	Form of First Supplemental Indenture between the Company and U.S. Bank National Association.**
(d)(7)	Form of Note (Filed as Exhibit A to First Supplemental Indenture referred to in Exhibit (d)(6)).**
(e)	Form of Dividend Reinvestment Plan (incorporated by reference to Amendment No. 2 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on January 12, 2007).
(f)	Not applicable.
(g)
Investment Advisory and Management Agreement dated July 30, 2010 between GSC Investment Corp. and Saratoga Investment Advisors, LLC (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on August 3, 2010).
(h)	Form of Underwriting Agreement.**
(i)	Not applicable.
(j)
Custodian Agreement dated March 21, 2007 between GSC Investment LLC and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.'s Form 10-Q for the quarterly period ended May 31, 2007).
(k)(1)
Administration Agreement dated July 30, 2010 between GSC Investment Corp. and Saratoga Investment Advisors, LLC (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on August 3, 2010).
(k)(2)
Trademark License Agreement dated July 30, 2010 between Saratoga Investment Advisors, LLC and GSC Investment Corp. (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on August 3, 2010).
(k)(3)
Credit, Security and Management Agreement dated July 30, 2010 by and among GSC Investment Funding LLC, Saratoga Investment Corp., Saratoga Investment Advisors, LLC, Madison Capital Funding LLC and U.S. Bank National Association (incorporated by reference to Saratoga Investment Corp.'s Current Report on Form 8-K filed on August 3, 2010).
(k)(4)
Form of Indemnification Agreement between Saratoga Investment Corp. and each officer and director of Saratoga Investment Corp. (incorporated by reference to Amendment No. 2 to Saratoga Investment Corp.'s Registration Statement on Form N-2 filed on January 12, 2007).
(l)	Form of Opinion and Consent of Sutherland Asbill & Brennan LLP, special counsel for Saratoga Investment Corp.**
(m)	Not applicable.

Exhibit Number	Description
(n)(1)	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.*
(n)(2)	Report of Ernst & Young LLP regarding the senior securities table contained herein**
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)
Code of Ethics of the Company adopted under Rule 17j-1 (incorporated by reference to Amendment No. 7 to the registrant's Registration Statement on Form N-2, File No. 333-138051, filed on March 22, 2007).
99.1	Statement of Computation of Ratios of Earnings to Fixed Charge.**

*
Filed herewith

**
To be filed by amendment

Item 26.    Marketing Arrangements

        The information contained under the heading "Underwriting" on this Registration Statement is incorporated herein by reference.

Item 27.    Other Expenses of Issuance and Distribution

Securities and Exchange Commission registration fee		$3,410
FINRA filing fee		4,250
New York Stock Exchange listing fees		[•]
Printing expenses(1)		[•]
Accounting fees and expenses(1)		[•]
Legal fees and expenses(1)		[•]
Miscellaneous(1)		[•]

Total	$	[•]

(1)
These amounts are estimates.

Item 28.    Persons Controlled by or Under Common Control

        The Registrant has one subsidiary, Saratoga Investment Funding LLC, a Delaware limited liability company. The Registrant owns 100% of the outstanding equity interests of Saratoga Investment Funding LLC.

        In addition, the Registrant may be deemed to control GSC Investment Corp. CLO 2007 Ltd, one of the Registrant's portfolio companies.

Item 29.    Number of Holders of Securities

        The following table sets forth the approximate number of record holders of the Company's common stock as of January 29, 2013.

Title of Class	Number of Record Holders
Common Stock, $0.001 par value	26

Item 30.    Indemnification

        Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant's charter and Article XI of the Registrant's Amended and Restated Bylaws.

        Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant's charter contains such a provision which eliminates directors' and officers' liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act").

        The Registrant's charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant's director or officer and at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant's bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the

1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant's director or officer and at the Registrant's request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant's employees or agents or any employees or agents of the Registrant's predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

        Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant's charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation's receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

        The investment advisory agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Saratoga Investment Advisors, LLC (the "investment adviser") and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser's services under the investment advisory agreement or otherwise as an investment adviser of the Registrant.

        The administration agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Saratoga Investment Advisors, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys' fees and amounts reasonably paid in settlement) arising from the rendering of Saratoga Investment Advisors, LLC's services under the administration agreement or otherwise as administrator for the Registrant.

        The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

        The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant's directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an "Indemnitee"), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

Item 31.    Business and Other Connections of Investment Adviser

        A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled "Management." Additional information regarding the Adviser and its officers and directors will be set forth in its Form ADV to be filed with the Securities and Exchange Commission.

Item 32.    Location of Accounts and Records

        All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

  (1)
  the Registrant, Saratoga Investment Corp., 535 Madison Avenue, New York, New York 20022;

  (2)
  the Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, new York 10038;

  (3)
  the Custodian, U.S. Bank National Association, 214 N. Tryon Street, 12th Floor, Charlotte, North Carolina 28202; and

  (4)
  the Adviser, Saratoga Investment Advisors, LLC, 535 Madison Avenue, New York, New York 20022.

Item 33.    Management Services

        Not Applicable.

Item 34.    Undertakings

(1)
The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)
Not applicable.

(3)
Not applicable.

(4)
Not applicable.

(5)
The Registrant undertakes that:

(a)
For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)
Not applicable.

 SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in The City of New York, in the State of New York, on the 30th day of January 2013.

SARATOGA INVESTMENT CORP.
By:	/s/ CHRISTIAN L. OBERBECK
	Name:	Christian L. Oberbeck
	Title:	Chief Executive Officer and President

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Christian L. Oberbeck and Richard A. Petrocelli, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

/s/ CHRISTIAN L. OBERBECK Christian L. Oberbeck	Chief Executive Officer, President and Director (Principal Executive Officer)	January 30, 2013
/s/ RICHARD A. PETROCELLI Richard A. Petrocelli	Chief Financial Officer, Chief Compliance Officer and Secretary (Principal Financial and Accounting Officer)	January 30, 2013
/s/ MICHAEL J. GRISIUS Michael J. Grisius	Director	January 30, 2013
/s/ STEVEN M. LOONEY Steven M. Looney	Director	January 30, 2013
/s/ CHARLES S. WHITMAN III Charles S. Whitman III	Director	January 30, 2013
/s/ G. CABELL WILLIAMS G. Cabell Williams	Director	January 30, 2013

QuickLinks

Table of Contents
PROSPECTUS SUMMARY
SPECIFIC TERMS OF THE NOTES AND THE OFFERING
SELECTED FINANCIAL AND OTHER DATA
RISK FACTORS
USE OF PROCEEDS
CAPITALIZATION
RATIOS OF EARNINGS TO FIXED CHARGES
NOTE ABOUT FORWARD-LOOKING STATEMENTS
PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Corporate Debt Portfolio Overview
Portfolio composition
Portfolio CMR distribution
Portfolio composition by industry grouping at fair value
Portfolio composition by geographic location at fair value
Fiscal year ended February 29, 2012
Fiscal year ended February 28, 2011
Fiscal year ended February 28, 2010
Nine months ended November 30, 2012
Nine months ended November 30, 2011
Fiscal year ended February 29, 2012
Fiscal year ended February 28, 2011
Fiscal year ended February 28, 2010
SENIOR SECURITIES
BUSINESS
OUR PORTFOLIO COMPANIES
MANAGEMENT AGREEMENTS
Quarterly Incentive Fee Based on "Pre-Incentive Fee Net Investment Income"
Pre-Incentive Fee Net Investment Income (expressed as a percentage of the value of net assets)
Percentage of Pre-Incentive Fee Net Investment Income allocated to income-related portion of incentive fee
MANAGEMENT
PORTFOLIO MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
REGULATION
MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS
DESCRIPTION OF THE NOTES
UNDERWRITING
BROKERAGE ALLOCATION AND OTHER PRACTICES
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
LEGAL MATTERS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AVAILABLE INFORMATION
INDEX TO CONSOLIDATED FINANCIAL STATEMENTS
Saratoga Investment Corp. Consolidated Statements of Assets and Liabilities
Saratoga Investment Corp. Consolidated Statements of Operations
Saratoga Investment Corp. Consolidated Schedule of Investments November 30, 2012 (unaudited)
Saratoga Investment Corp. Consolidated Schedule of Investments February 29, 2012
Saratoga Investment Corp. Consolidated Statements of Changes in Net Assets
Saratoga Investment Corp. Consolidated Statements of Cash Flows
SARATOGA INVESTMENT CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS November 30, 2012 (unaudited)
GSC Investment Corp. CLO 2007 Statements of Assets and Liabilities (unaudited)
GSC Investment Corp. CLO 2007 Statement of Operations (unaudited)
GSC Investment Corp. CLO 2007 Consolidated Schedule of Investments November 30, 2012 (unaudited)
GSC Investment Corp. CLO 2007 Consolidated Schedule of Investments February 29, 2012 (unaudited)
Report of Independent Registered Public Accounting Firm
SARATOGA INVESTMENT CORP. NOTES TO CONSOLIDATED FINANCIAL STATEMENTS February 29, 2012
GSC Investment Corp. CLO 2007 Balance Sheet (unaudited)
GSC Investment Corp. CLO 2007 Statement of Operations (unaudited)
GSC Investment Corp. Consolidated Schedule of Investments February 29, 2012 (unaudited)
GSC Investment Corp. Consolidated Schedule of Investments February 28, 2011 (unaudited)
PART C—OTHER INFORMATION
  Item 25. Financial Statements and Exhibits
  Item 26. Marketing Arrangements
  Item 27. Other Expenses of Issuance and Distribution
  Item 28. Persons Controlled by or Under Common Control
  Item 29. Number of Holders of Securities
  Item 30. Indemnification
  Item 31. Business and Other Connections of Investment Adviser
  Item 32. Location of Accounts and Records
  Item 33. Management Services
  Item 34. Undertakings
SIGNATURES